UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Annual Report April 30, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen All-American Municipal Bond Fund	FLAAX	FACCX	FAACX	FAARX
Nuveen Inflation Protected Municipal Bond Fund	NITAX	NAADX	NIPCX	NIPIX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NNCCX	NNSCX	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	FAFJX	FLTCX	FLTRX
Nuveen Short Term Municipal Bond Fund	FSHAX	NAAEX	NSVCX	FSHYX

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Table

of Contents

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Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level, a surprisingly weak jobs growth report in May was a disappointing sign, although not necessarily indicative of a lasting downtrend. Wages have grown slightly but not nearly enough to reinvigorate Americans’ buying power. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

Furthermore, frail economies across the rest of the world have continued to cast a shadow over the U.S. Although the European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown but investors are still worried about where the world’s second-largest economy might ultimately land. Additionally, global markets were surprised by the U.K.’s June 23, 2016 referendum vote to leave the European Union, known as “Brexit.” Heightened price volatility and negative sentiment are to be expected in the near term as markets readjust and await clarity on the Brexit process and its impact on the U.K., Europe and across the world.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to again hold rates steady.

With global economic growth still looking fairly fragile, financial markets have become more volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 24, 2016

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Portfolio Managers’

Comments

Nuveen All-American Municipal Bond Fund

Nuveen Inflation Protected Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Term Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. John V. Miller, CFA, and Douglas J. White, CFA, manage the Nuveen All-American Municipal Bond Fund. John began managing the Fund in 2010 and Doug joined him as co-manager of the Fund in 2011. Daniel J. Close, CFA, and Douglas M. Baker, CFA, have managed the Nuveen Inflation Protected Municipal Bond Fund since its inception in 2011. Paul L. Brennan, CFA, has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2007 and the Nuveen Limited Term Municipal Bond Fund since 2006. Christopher L. Drahn, CFA, has managed the Nuveen Short Term Municipal Bond Fund since 2002.

Recently, the portfolio managers discussed economic and market conditions, key investment strategies, and the Funds’ performance for the twelve-month period ended April 30, 2016.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended April 30, 2016?

Over the twelve-month reporting period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the first quarter of 2016, real GDP increased at an annual rate of 0.8%, as reported by the “second” estimate of the Bureau of Economic Analysis, down from 1.4% in the fourth quarter of 2015.

The labor and housing markets were among the bright spots in the economy during the reporting period, as both showed steady improvement. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 5.0% in April 2016 from 5.4% in April 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P/Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.2% annual gain in March 2016 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.7% and 5.4%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from lower gasoline prices and an improving jobs market. Pessimism about the economy’s future and lackluster wage growth likely contributed to consumers’

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

somewhat muted spending. Lower energy prices and tepid wage growth also weighed on inflation during this reporting period. The Consumer Price Index CPI rose 1.1% over the twelve-month period ended April 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.1% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Business investment was also rather restrained. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Energy, materials and industrials companies were hit particularly hard by the downturn in natural resource prices, as well as the expectation of rising interest rates, which would make their debts more costly to service. With demand waning, companies, especially in the health care and technology sectors, looked to consolidations with rivals as a way to boost revenues. Merger and acquisition deals, both in the U.S. and globally, reached record levels in the calendar year 2015.

With the current expansion on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March, propelling assets that carry more risk higher. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank, some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally.

The broad municipal bond market performed well in the twelve-month reporting period, supported by falling interest rates, a favorable supply-demand balance and generally improving credit fundamentals. Early in the reporting period, interest rates rose on the expectation that the Fed would begin to raise short-term interest rates in the latter half of 2015. However, with the Fed’s first increase delayed until December and its indication of a more gradual path of increases in 2016, interest rates trended lower over the remainder of the reporting period. Municipal market yields moved in tandem with broader interest rates, ending the reporting period below where they started. However, while the yields on intermediate- and longer-dated bonds posted sizeable declines, the yields of short-dated bonds increased slightly over the reporting period. This caused the municipal yield curve to flatten over the reporting period.

The municipal market’s supply-demand balance was generally favorable over this reporting period. Over the twelve months ended April 30, 2016, municipal bond gross issuance nationwide totaled $379.4 billion, a 4.5% drop from the issuance for the twelve-month period ended April 30, 2015. Gross issuance remains elevated as issuers continue to actively and aggressively refund their outstanding debt given the very low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gap between gross and net issuance has been an overall positive technical factor on municipal bond investment performance.

While supply has tightened, investor demand for municipal bonds has risen. Municipal bond mutual funds reported net inflows in 2015, and the inflows for the first four months of 2016 had already exceeded 2015’s total volume for the year. The bouts of heightened volatility across other assets that carry more risk, uncertainty about the Fed’s rate increases and the low to negative yields of European and Asian bonds have bolstered the appeal of municipal bonds’ risk-adjusted returns and tax-equivalent yields. The municipal bond market is less directly influenced by the Fed’s rate adjustments and its demand base is largely comprised of U.S. investors, factors which have helped municipal bonds deliver relatively attractive returns with less volatility than other market segments.

The fundamental backdrop also remained supportive for municipal bonds. Despite the U.S. economy’s rather sluggish recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks

6	Nuveen

for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.

How did the Funds perform during the twelve-month reporting period ended April 30, 2016?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the applicable one-year, five-year, ten-year and since-inception periods ended April 30, 2016. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared to the performance of its corresponding market index and Lipper classification average. During this reporting period, the Nuveen All-American Municipal Bond Fund outpaced its benchmark, while the other Funds underperformed their respective benchmark. Meanwhile, four of the five Funds outperformed their respective peer group averages, while the Nuveen Inflation Protected Municipal Bond Fund underperformed its peer group average.

Nuveen All-American Municipal Bond Fund

For the twelve months ended April 30, 2016, the Nuveen All-American Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Classification Average.

Compared to the S&P Municipal Bond Index, the Fund benefited from strong security selection and, to a lesser extent, duration positioning. During the twelve-month reporting period, municipal bonds generally rallied. This provided a positive relative performance environment for the Fund, given our longer-than-benchmark duration, meaning the Fund was positioned to benefit more from declining interest rates. In fact, late in the reporting period, we increased portfolio duration even more, due to municipal bonds’ historically attractive yields relative to U.S. Treasuries. This turned out to be an opportune time to extend duration, as it added to the outperformance we had already generated.

In terms of yield curve positioning, the Fund benefited most from its overweighting in longer-dated issues and this more than compensated for the modestly negative performance impact seen from our holdings with maturities of nine to ten years, one of the few sources of negative security selection.

The Fund’s credit quality was well positioned, with our AA rated bonds outperforming comparable issues in the benchmark. An even bigger contribution came from our exposure to non-rated bonds and, especially from credits rated below investment grade. In the non-rated bond segment, our portfolio outperformed the non-rated category in the index by several percentage points. Among bonds rated below investment grade, much of the Fund’s substantial relative outperformance stemmed from our decision to avoid the debt of Puerto Rico, the credit challenged U.S. territory whose bonds struggled during the reporting period.

Another positive performance factor was the Fund’s modest allocation to general obligation (GO) debt of the City of Chicago and the Chicago Board of Education. We invested in these bonds when they were priced at historic lows. In our view, investors were noting the issuers’ genuine financial challenges but failing to take into account their legitimate strengths. In fact, shortly after our purchase and in the following weeks, these bonds enjoyed strong performance and ended up as some of the Fund’s top contributors to results for the reporting period.

Also adding relative value was the Fund’s overweighting in the tobacco sector, the market’s strongest performing group of the reporting period as well as in health care and education. Favorable security selection in the public power category also contributed.

Our allocation to tender-option bonds, or inverse floating rate securities, added to relative performance. They provided relatively high income during the reporting period. Also, the Fund benefited from their longer duration and resulting price appreciation as long-term interest rates fell.

Nuveen Inflation Protected Municipal Bond Fund

For the twelve months ended April 30, 2016, the Nuveen Inflation Protected Municipal Bond Fund’s Class A Shares at NAV underperformed the Barclays 1–10 Year Municipal Bond Index as well as the Lipper Intermediate Municipal Debt Funds Classification Average.

The Fund’s performance is shaped by its two portfolio components: intermediate duration municipal bonds and inflation-linked swaps. The latter are designed to hedge the Fund against changes in inflation expectations, which can influence municipal bond prices.

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Portfolio Managers’ Comments (continued)

During the reporting period, the Fund’s municipal bond portfolio outperformed the benchmark, while its inflation protection component was a meaningful detractor from relative performance. In the municipal bond portfolio, the Fund’s duration had the biggest positive impact on relative performance. Longer dated bonds generally outperformed shorter maturity issues. Consequently, our underweighting of the shortest maturity credits, namely bonds with durations between zero and four years, proved helpful. Overweighting the longer end of the intermediate municipal yield curve, most notably bonds with durations between six to ten years, also added value.

In an environment in which lower rated bonds tended to outperform higher grade issues, the Fund’s exposure to the B credit rating tier of the market added to results. At the same time, the Fund was underweighted in the AAA credit rating tier, representing the highest rated bonds, which further added value.

Sector positioning also boosted relative performance. An overweighting in the strong performing transportation bond sector proved particularly helpful. Simultaneously, our underweighting in pre-refunded bonds further contributed to performance. These bonds were held back by their high credit quality and short maturities.

The main detractor in performance this reporting period came from the Fund’s inflation-linked swaps. These securities accomplished their objective of hedging against fluctuations in inflation expectations and realized inflation. However, as expectations for future inflation declined during the reporting period, the value of the swaps dropped accordingly.

Nuveen Intermediate Duration Municipal Bond Fund

For the twelve months ended April 30, 2016, the Nuveen Intermediate Duration Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Intermediate Index but outperformed the Lipper Intermediate Municipal Debt Funds Classification Average.

Relative to the benchmark, the Fund was helped by its overweighting in bonds with more credit risk, particularly in the A and BBB rating categories, which performed well relative to the municipal market as a whole. Lower rated bonds continued to benefit from issuers’ stable and improving credit quality, as well as increased demand for these securities from investors seeking income.

The Fund’s yield curve allocation also contributed to the Fund’s results. In maintaining a relatively neutral duration (interest rate sensitivity) we balanced the portfolio’s overweighting in very short dated issues with a similar overweighting on longer dated issues. We maintained this positioning because of our expectation for a flattening yield curve. This situation came to pass this reporting period as rates fell on the curve’s long end, causing the Fund’s longer dated holdings to perform well.

At the same time, rates rising on the short end of the yield curve caused some of the Fund’s shorter-dated positions to lag, particularly the pre-refunded bonds in the portfolio. The Fund’s overweighting in the pre-refunded bond category detracted from relative performance this period, owing to the bonds’ high credit quality and short maturities, two factors out of favor with municipal investors during the reporting period.

On a sector basis, the Fund benefited from its exposure to tobacco bonds, the strongest performing category in the index by a wide margin. Tobacco bonds, with interest payments backed by industry revenues, benefited from a combination of strong demand on the part of investors and increased cigarette shipments that boosted the bonds’ perceived credit quality. The Fund also benefited from its exposure to the health care and transportation bond categories, both of which similarly outpaced the index.

Nuveen Limited Term Municipal Bond Fund

For the twelve months ended April 30, 2016, the Nuveen Limited Term Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Short-Intermediate Index but surpassed the results of the Lipper Short-Intermediate Municipal Debt Funds Classification Average.

As with the Intermediate Duration Fund, the Fund benefited from having more exposure than the benchmark to lower investment grade rated bonds, especially in the A and BBB credit tiers, which outpaced the S&P Municipal Bond Short-Intermediate Index. As lower grade bonds outperformed their higher quality counterparts for the reporting period, the Fund’s ratings stance proved helpful.

8	Nuveen

The Fund’s yield curve positioning also proved positive for relative performance. During the reporting period, we kept the portfolio’s duration closely in line with the benchmark. To achieve that result, we adopted a “barbell” positioning, with an overweighting in very short maturity bonds balanced by an overweighting in issues at the longer end of the limited term universe. Although the Fund’s shortest holdings did not fare well as rates rose on the short end of the yield curve, our longer dated positions did benefit as rates on those securities fell.

The Fund’s sector selection was helped by its allocation to tobacco bonds, which benefited from strong investor demand and improved credit quality. The tobacco sector was the strongest performer in the municipal market. Allocations to the outperforming health care and transportation bond categories also contributed on a relative basis.

Nuveen Short Term Municipal Bond Fund

For the twelve months ended April 30, 2016, the Nuveen Short Term Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Short Index but outperformed the Lipper Short Municipal Debt Funds Classification Average.

During the reporting period, investors saw yields increase on the shortest maturity bonds, while those securities on the longer end of the short-term municipal bond universe experienced a decline in yields and a corresponding increase in prices (a bond’s yield and price moves in opposite directions). In this environment, the Fund’s exposure to bonds with relatively longer maturities added value, while in hindsight, cash balances and exposure to shorter bonds were relative detractors.

Meanwhile, the Fund’s credit quality positioning was a clear positive for our results. We often overweight the lower investment grade tier of the market, and this reporting period was no exception. Overweights in bonds with credit ratings of A and BBB contributed notably, as bonds with more credit risk generally outperformed amid investors’ ongoing search for income in a low interest rate environment.

Sector allocation also added value. Relative overweightings in higher yielding sectors, such as health care and education, boosted results in light of those categories’ outperformance. Also, the Fund was substantially underweighted in pre-refunded bonds, which further added value, given that these bonds with high credit quality and short maturities lagged the index return.

What strategies were used to manage the Funds during the twelve-month reporting period ended April 30, 2016?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen All-American Municipal Bond Fund

We extended the Fund’s duration throughout the reporting period, especially in the first quarter of 2016, when tax-exempt bond prices struck us as very attractive. We found particular value among 25-year and longer bonds and focused a fair amount of our purchase activity in this maturity range.

During the reporting period, we received a healthy amount of new investment inflows. We applied these proceeds, as well as those of bond calls and maturities, to make new purchases across multiple sectors of the municipal bond market. Often, we emphasized bonds with varying degrees of economic sensitivity, including sales tax, airport and tollroad issues, all of which we believed could benefit from continued slow but steady U.S. economic growth. We also added selectively to the Fund’s holdings in the health care sector as well as in transportation and charter school bonds meeting our value-oriented investment criteria.

On the lower and below investment grade side of the portfolio, we added to the Fund’s exposure to tobacco and corporate-backed industrial development revenue debt. With respect to tobacco bonds, we continued to see value in this part of the market, even after their strong results this period. Meanwhile, among corporate-backed issuers, we focused on a handful of opportunities to buy bonds whose prices had fallen substantially along with commodity prices earlier in the year but that we continued to believe were sufficiently creditworthy to provide a good risk/reward balance.

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Portfolio Managers’ Comments (continued)

Nuveen Inflation Protected Municipal Bond Fund

The Fund experienced investment outflows over the twelve-month reporting period, which meant we were not active buyers of municipal debt. Instead, our focus was on managing the outflows to maintain the Fund’s structure, as we believed the Fund was well positioned coming into the reporting period. We were pleased to accomplish this goal, avoiding large changes to the Fund’s duration and yield curve, credit quality and sector positioning.

New purchases, which were minimal, were highlighted by a shorter maturity health care bond issue as well as a corporate-backed industrial development revenue credit. In both cases, the purchases provided what we saw as good value while also fitting nicely into our overall goals for the portfolio.

The Fund’s exposure to inflation-linked swaps decreased during the reporting period. These inflation-linked swaps continued to be classified as so-called non-exchange-cleared derivatives, a beneficial situation for the Fund, given that it enables us to use the Fund’s municipal bond positions as collateral for the securities.

The Fund also invested in credit default swap contracts to manage credit risk. In the first half of the period, we eliminated these swap contracts, which had a negligible impact on the Fund’s performance.

Nuveen Intermediate Duration Municipal Bond Fund

Coming into the reporting period, our goal was to maintain the Fund’s basic sector, credit and duration characteristics, which we continued to find desirable in light of market conditions. We generally achieved this goal, keeping the Fund’s duration roughly neutral compared with the benchmark while preserving prior overweightings in lower investment grade credit rating categories.

We found good value in various municipal bond sectors. New purchases included several opportunities among public power bonds, including issues of Springfield Electric, an electricity provider in downstate Illinois; Entergy, a Louisiana-based investor-owned utility; the Indiana Municipal Power Authority; Florida Municipal Power Authority; and Santee Cooper, a South Carolina electric utility. We acquired these bonds after their prices had fallen in response to the sharp drop in commodity prices. After thoroughly researching the credits, we were comfortable with their underlying quality and believed their higher-than-normal yields compensated investors well for the credit risk.

We were also active in adding transportation bonds, specifically of airport and tollroad issuers, both of which have benefited from increased economic activity and lower fuel prices. In this category, we purchased AA rated debt of the Illinois State Toll Highway Authority, which is in the midst of a major capital improvement project and Cleveland Airport System bonds. Elsewhere, we purchased various general obligation (GO) bonds that we believed offered a good risk/reward tradeoff for our shareholders.

Meanwhile, we were not active sellers during this reporting period, a reflection of the large investment inflows coming into the portfolio. Our occasional sales emphasized highly rated bonds benefiting from good investor demand; when appropriate, we swapped out of these positions into attractive lower rated investments that we believed provided good value and also enabled us to better preserve our desired portfolio positioning.

The Fund also managed the duration of its portfolio by buying interest rate futures contracts. The interest rate futures had a negligible impact on performance during the reporting period.

Nuveen Limited Term Municipal Bond Fund

Our approach to managing the Limited Term Fund resembled that of the Intermediate Duration Fund. Namely, our purchases and sales were made with the goal of keeping the Fund’s basic positioning intact, a goal we accomplished, despite periodic stretches of market volatility during the reporting period.

New purchases took place across multiple market sectors and credit quality segments. We were especially active in the higher education sector, where we saw opportunities to add bonds we liked at prices we saw as attractive relative to the securities’ underlying credit risks. We added Yale University bonds, which we saw as priced attractively enough to provide good value, despite the issuer’s highest credit rating. Also in the sector, we took advantage of an opportunity to buy AA rated debt of the University of California system at a price we found very appealing.

Elsewhere, we invested in the water/sewer category, including for a San Diego sewer system project. In the public power sector, we added Springfield (Illinois) Electric bonds. And in the industrial development revenue category, we increased our position in A rated corporate-backed bonds issued by scrap hauler Waste Management, an active issuer of debt.

10	Nuveen

This position, with its lower investment grade credit rating, was more representative of the bonds we wanted to add during the reporting period, as we regularly find better opportunities to capture value in these tiers of the municipal bond market. While we did periodically invest in AAA rated bonds, this was not an area of emphasis during this reporting period.

To fund our purchases, we generally relied on the proceeds of new investment inflows as well as bond calls and maturities. We occasionally sold certain higher quality issues when we saw opportunities to put the proceeds to work more productively for shareholders.

Nuveen Short Term Municipal Bond Fund

The Fund’s structure remained relatively consistent with prior reporting periods. We continued to maintain the Fund’s duration positioning slightly longer than the index. To maintain this interest rate positioning, we most often focused new purchases on bonds with maturities ranging from three to four years.

Some changes to the portfolio did take place naturally as a result of bond maturities and calls, as well as our buying and selling activity. The Fund’s exposure to the AAA credit rating tier of the market actually increased (mainly at the expense of the AA credit weighting), while our allocation to other quality segments had little change. In sector terms, the Fund’s allocations were also little changed, although certain tax-backed obligation and miscellaneous revenue weightings grew slightly, while exposure to health care dropped. It’s worth noting, though, that all of these portfolio shifts resulted from bond-by-bond transactions, rather than a strategic decision to reshape the portfolio.

In the second half of the reporting period, we took advantage of an opportunity to add floating-rate securities, whose interest rates adjust in line with other short-term interest rate benchmarks. In our view, these bonds were priced attractively enough that they represented good value for shareholders even if the Federal Reserve continues to delay or proceed slowly with further increases in short-term rates.

We were not frequent sellers during this reporting period, but when we did sell bonds, we generally liquidated shorter maturity debt with lower yields that were not as supportive towards maintaining the Fund’s income streams.

A Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund’s portfolio in its entirety. Thus, the current net asset value of a Fund’s shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. The Funds have received notification by their current municipal bond pricing service that such service has agreed to be acquired by the parent company of another pricing service, and that the transaction is under regulatory review. Thus there is an increased risk that each Fund’s pricing service may change, or that the Funds’ current pricing service may change its valuation methodology, either of which could have an impact on the net asset value of each Fund’s shares.

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Risk Considerations

and Dividend Information

Risk Considerations

Nuveen All-American Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. In addition, the Fund periodically engages in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Nuveen Inflation Protected Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk, non-diversification risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of derivative instruments may involve a small amount of cash investment relative to the total notional principal amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested. There can be no assurance that the Fund’s inflation hedging strategy will be successful or perform as expected.

Nuveen Intermediate Duration Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Limited Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Short Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

12	Nuveen

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of April 30, 2016, each Fund had a positive UNII balance for tax purposes and a positive UNII balance for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Nuveen	13

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14	Nuveen

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen	15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen All-American Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.85%	7.32%	5.55%
Class A Shares at maximum Offering Price	1.38%	6.40%	5.10%
S&P Municipal Bond Index	5.16%	5.56%	4.87%
Lipper General & Insured Municipal Debt Funds Classification Average	4.88%	5.60%	4.27%

Class C2 Shares	5.22%	6.75%	4.97%
Class I Shares	6.05%	7.50%	5.75%

	Average Annual
	1-Year	Since Inception
Class C Shares	5.04%	6.64%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.36%	7.50%	5.43%
Class A Shares at maximum Offering Price	(0.02)%	6.59%	4.98%
Class C2 Shares	3.83%	6.93%	4.86%
Class I Shares	4.56%	7.68%	5.63%

	Average Annual
	1-Year	Since Inception
Class C Shares	3.56%	6.44%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

16	Nuveen

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.70%	1.50%	1.25%	0.50%

Effective Leverage Ratio as of April 30, 2016

Effective Leverage Ratio	5.02%

Growth of an Assumed $10,000 Investment as of April 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen	17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Inflation Protected Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2016

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	2.83%	3.23%	3.89%
Class A Shares at maximum Offering Price	(0.26)%	2.60%	3.28%
Barclays 1-10 Year Municipal Bond Index	3.65%	3.52%	3.65%
Lipper Intermediate Municipal Debt Funds Classification Average	4.06%	4.06%	4.22%

Class C2 Shares	2.34%	2.66%	3.32%
Class I Shares	3.19%	3.44%	4.11%

	Average Annual
	1-Year	Since Inception
Class C Shares	2.05%	1.87%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	2.83%	3.54%	3.81%
Class A Shares at maximum Offering Price	(0.26)%	2.91%	3.19%
Class C2 Shares	2.25%	2.99%	3.25%
Class I Shares	3.00%	3.74%	4.02%

	Average Annual
	1-Year	Since Inception
Class C Shares	1.96%	1.61%

Since inception returns for Class A, Class C2 and Class I Shares, and the index and Lipper average are from 3/08/11. Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

18	Nuveen

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	1.00%	1.81%	1.55%	0.79%
Net Expense Ratios	0.77%	1.57%	1.32%	0.57%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after September 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Growth of an Assumed $10,000 Investment as of April 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen	19

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.83%	4.50%	4.18%
Class A Shares at maximum Offering Price	1.63%	3.87%	3.87%
S&P Municipal Bond Intermediate Index	5.02%	4.86%	5.10%
Lipper Intermediate Municipal Debt Funds Classification Average	4.06%	4.06%	3.87%

Class C2 Shares	4.17%	3.90%	3.61%
Class I Shares	4.91%	4.69%	4.38%

	Average Annual
	1-Year	Since Inception
Class C Shares	3.91%	3.85%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.60%	4.59%	4.10%
Class A Shares at maximum Offering Price	0.46%	3.96%	3.77%
Class C2 Shares	3.06%	4.02%	3.54%
Class I Shares	3.90%	4.81%	4.31%

	Average Annual
	1-Year	Since Inception
Class C Shares	2.80%	3.72%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

20	Nuveen

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.69%	1.49%	1.24%	0.49%

Effective Leverage Ratio as of April 30, 2016

Effective Leverage Ratio	0.46%

Growth of an Assumed $10,000 Investment as of April 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen	21

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Limited Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.50%	2.67%	3.31%
Class A Shares at maximum Offering Price	(0.02)%	2.15%	3.05%
S&P Municipal Bond Short-Intermediate Index	2.81%	2.80%	3.82%
Lipper Short-Intermediate Municipal Debt Funds Classification Average	1.92%	2.28%	2.92%

Class C2 Shares	2.12%	2.30%	2.95%
Class I Shares	2.68%	2.87%	3.51%

	Average Annual
	1-Year	Since Inception
Class C Shares	1.71%	1.52%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.04%	2.82%	3.29%
Class A Shares at maximum Offering Price	(0.55)%	2.29%	3.03%
Class C2 Shares	1.57%	2.45%	2.92%
Class I Shares	2.22%	3.02%	3.50%

	Average Annual
	1-Year	Since Inception
Class C Shares	1.27%	1.46%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 0.70% for any shares purchased on or after November 1, 2015. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

22	Nuveen

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.64%	1.43%	0.99%	0.44%

Effective Leverage Ratio as of April 30, 2016

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of April 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen	23

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Short Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.01%	1.66%	2.38%
Class A Shares at maximum Offering Price	(1.52)%	1.14%	2.12%
S&P Municipal Bond Short Index	1.37%	1.37%	2.67%
Lipper Short Municipal Debt Funds Classification Average	0.78%	1.14%	1.86%

Class I Shares	1.29%	1.86%	2.56%

	Average Annual
	1-Year	Since Inception
Class C Shares	0.41%	0.32%
Class C2 Shares	0.65%	0.94%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.90%	1.78%	2.40%
Class A Shares at maximum Offering Price	(1.62)%	1.27%	2.14%
Class I Shares	0.98%	1.96%	2.56%

	Average Annual
	1-Year	Since Inception
Class C Shares	0.24%	0.28%
Class C2 Shares	0.55%	0.94%

Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 8/31/11, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 0.70% for any shares purchased on or after November 1, 2015. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

24	Nuveen

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.71%	1.50%	1.06%	0.50%

Effective Leverage Ratio as of April 30, 2016

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of April 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen	25

Yields as of April 30, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.46%	2.85%	3.10%	3.80%
SEC 30-Day Yield	2.04%	1.33%	1.59%	2.33%
Taxable-Equivalent Yield (28.0%)[2]	2.83%	1.85%	2.21%	3.24%

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.40%	1.63%	1.91%	2.64%
SEC 30-Day Yield-Subsidized	1.40%	0.66%	0.91%	1.64%
SEC 30-Day Yield-Unsubsidized	1.12%	0.37%	0.61%	1.35%
Taxable-Equivalent Yield-Subsidized (28.0%)[2]	1.94%	0.92%	1.26%	2.28%
Taxable-Equivalent Yield-Unsubsidized (28.0%)[2]	1.56%	0.51%	0.85%	1.88%

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.66%	1.98%	2.23%	2.93%
SEC 30-Day Yield-Subsidized	1.34%	0.59%	0.84%	1.58%
SEC 30-Day Yield-Unsubsidized	1.34%	0.59%	0.84%	1.58%
Taxable-Equivalent Yield-Subsidized (28.0%)[2]	1.86%	0.82%	1.17%	2.19%
Taxable-Equivalent Yield-Unsubsidized (28.0%)[2]	1.86%	0.82%	1.17%	2.19%

26	Nuveen

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.78%	1.03%	1.46%	2.00%
SEC 30-Day Yield	0.79%	0.02%	0.47%	1.01%
Taxable-Equivalent Yield (28.0%)[2]	1.10%	0.03%	0.65%	1.40%

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	0.92%	0.18%	0.59%	1.13%
SEC 30-Day Yield	0.51%	0.18%	(0.27)%	0.72%
Taxable-Equivalent Yield (28.0%)[2]	0.71%	0.25%	(0.38)%	1.00%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

Nuveen	27

Holding

Summaries as of April 30, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen All-American Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	99.5%
Corporate Bonds	0.0%
Floating Rate Obligations	(2.2)%
Other Assets Less Liabilities	2.7%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	13.5%
AA	30.5%
A	21.6%
BBB	17.1%
BB or Lower	10.1%
N/R (not rated)	7.2%
Total	100%

Portfolio Composition

(% of total investments)

Health Care	15.9%
Tax Obligation/Limited	13.5%
Tax Obligation/General	12.4%
Transportation	12.1%
Utilities	11.1%
Education and Civic Organizations	10.6%
U.S. Guaranteed	7.6%
Other	16.8%
Total	100%

States and Territories

(% of total municipal bonds)

Texas	12.1%
Illinois	11.4%
California	9.4%
Florida	6.5%
Colorado	4.2%
Pennsylvania	4.2%
Wisconsin	4.2%
Ohio	4.1%
New York	3.8%
Washington	3.2%
Arizona	3.2%
Indiana	3.2%
Missouri	2.3%
Louisiana	2.2%
Minnesota	2.2%
Nebraska	2.1%
Georgia	1.9%
Other	19.8%
Total	100%

28	Nuveen

Nuveen Inflation Protected Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	105.3%
Other Assets Less Liabilities	(5.3)%
Net Assets	100%

Bond Credit Quality

(% of total investments)1

AAA/U.S. Guaranteed	3.3%
AA	38.4%
A	34.0%
BBB	10.7%
BB or Lower	5.1%
NR (not rated)	8.5%
Total	100%

Portfolio Composition

(% of total investments)1

Tax Obligation/Limited	32.6%
Transportation	25.6%
Tax Obligation/General	11.6%
Health Care	7.5%
Utilities	6.3%
Education and Civic Organizations	6.1%
Other	10.3%
Total	100%

States and Territories

(% of total municipal bonds)

Colorado	14.0%
California	13.7%
Illinois	8.6%
Louisiana	7.0%
Texas	4.4%
Ohio	4.2%
Indiana	3.7%
New York	3.4%
Wisconsin	3.4%
Iowa	3.1%
Pennslyvania	3.1%
Kansas	2.8%
Missouri	2.7%
Oregon	2.7%
Utah	2.6%
Georgia	2.5%
Other	18.1%
Total	100%

1	Excluding investments in derivatives.

Nuveen	29

Holding Summaries as of April 30, 2016 (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.3%
Corporate Bonds	0.0%
Investment Companies	0.3%
Short-Term Municipal Bonds	0.6%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	14.2%
AA	36.1%
A	29.3%
BBB	15.2%
BB or Lower	3.9%
N/R (not rated)	1.0%
N/A (not applicable)	0.3%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	19.6%
Tax Obligation/General	19.3%
Health Care	16.5%
Transportation	11.6%
Utilities	10.7%
U.S. Guaranteed	8.5%
Other	13.8%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	11.5%
Texas	8.5%
California	7.3%
Florida	7.0%
New York	5.6%
Indiana	4.5%
New Jersey	4.4%
Ohio	4.0%
Pennsylvania	3.9%
Nevada	3.4%
Arizona	3.2%
Wisconsin	3.2%
Michigan	2.6%
Louisiana	2.5%
Colorado	2.1%
South Carolina	1.7%
Kentucky	1.6%
Missouri	1.5%
Tennessee	1.4%
Georgia	1.4%
Other	18.7%
Total	100%

30	Nuveen

Nuveen Limited Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	96.8%
Corporate Bonds	0.0%
Investment Companies	0.8%
Short-Term Municipal Bonds	0.8%
Other Assets Less Liabilities	1.6%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	13.4%
AA	41.7%
A	30.1%
BBB	10.5%
BB or Lower	2.5%
N/R (not rated)	1.0%
N/A (not applicable)	0.8%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	21.5%
Tax Obligation/General	21.2%
Utilities	15.6%
Health Care	11.7%
Transportation	8.2%
Education and Civic Organizations	5.9%
Water and Sewer	5.2%
Other	10.7%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	10.5%
New York	6.9%
Texas	6.3%
Pennsylvania	5.8%
Florida	5.4%
California	4.9%
Indiana	4.5%
New Jersey	4.3%
Louisiana	3.9%
Ohio	3.9%
Arizona	3.7%
Maryland	2.9%
Washington	2.9%
Missouri	2.1%
New Mexico	2.1%
Oklahoma	2.1%
Georgia	2.0%
Kentucky	2.0%
Michigan	2.0%
Connecticut	2.0%
Other	19.8%
Total	100%

Nuveen	31

Holding Summaries as of April 30, 2016 (continued)

Nuveen Short Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	95.1%
Investment Companies	1.9%
Money Market Funds	0.4%
Short-Term Municipal Bonds	1.6%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	7.0%
AA	35.7%
A	35.3%
BBB	14.9%
BB or Lower	0.7%
NR (not rated)	4.1%
N/A (not applicable)	2.3%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	19.8%
Tax Obligation/General	16.0%
Health Care	15.6%
Transportation	14.7%
Utilities	12.2%
Education and Civic Organizations	11.6%
Other	9.7%
Money Market Funds	0.4%
Total	100%

States and Territories

(% of total municipal bonds)

New York	10.3%
Minnesota	6.5%
Illinois	6.3%
Arizona	5.2%
Texas	5.1%
Missouri	5.0%
Pennsylvania	5.0%
California	4.6%
Florida	4.1%
Indiana	3.7%
New Jersey	3.6%
Michigan	3.4%
Louisiana	2.9%
Colorado	2.7%
Ohio	2.7%
Washington	2.4%
Oklahoma	2.3%
Nebraska	1.9%
Kentucky	1.9%
Nevada	1.6%
Other	18.8%
Total	100%

32	Nuveen

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2016.

The beginning of the period is November 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,043.30	$1,040.20	$1,040.60	$1,044.20
Expenses Incurred During Period	$3.56	$7.61	$6.34	$2.54
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.38	$1,017.40	$1,018.65	$1,022.38
Expenses Incurred During Period	$3.52	$7.52	$6.27	$2.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.70%, 1.50%, 1.25% and 0.50% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen	33

Expense Examples (continued)

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,034.80	$1,031.50	$1,032.90	$1,037.60
Expenses Incurred During Period	$3.90	$7.93	$6.67	$2.89
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.03	$1,017.06	$1,018.30	$1,022.03
Expenses Incurred During Period	$3.87	$7.87	$6.62	$2.87

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.32% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,033.70	$1,028.60	$1,029.90	$1,034.60
Expenses Incurred During Period	$3.44	$7.46	$6.21	$2.43
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.48	$1,017.50	$1,018.75	$1,022.48
Expenses Incurred During Period	$3.42	$7.42	$6.17	$2.41

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.68%, 1.48%, 1.23% and 0.48% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,014.70	$1,010.70	$1,012.80	$1,015.60
Expenses Incurred During Period	$3.16	$6.55	$4.90	$2.15
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.73	$1,018.35	$1,019.99	$1,022.33
Expenses Incurred During Period	$3.17	$6.57	$4.92	$2.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.63%, 1.43%, 0.98% and 0.43% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

34	Nuveen

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,004.60	$1,000.70	$1,002.80	$1,005.50
Expenses Incurred During Period	$3.54	$7.51	$5.28	$2.54
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.33	$1,017.35	$1,019.59	$1,022.33
Expenses Incurred During Period	$3.57	$7.57	$5.32	$2.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.71%, 1.51%, 1.06% and 0.51% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen	35

Report of

Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of

Nuveen Municipal Trust and Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen All-American Municipal Bond Fund, Nuveen Inflation Protected Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (each a series of the Nuveen Municipal Trust) and Nuveen Short Term Municipal Bond Fund (a series of Nuveen Investment Funds, Inc.) (hereinafter, collectively referred to as the “Funds”) at April 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 27, 2016

36	Nuveen

Nuveen All-American Municipal Bond Fund

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.5%

	MUNICIPAL BONDS – 99.5%

	Alabama – 0.8%

$5,000	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama, Revenue Bonds, Infirmary Health System, Inc., Series 2016A, 4.000%, 2/01/46	2/26 at 100.00	A–	$5,169,350

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
1,000	5.500%, 1/01/21 – AGM Insured	No Opt. Call	AA	1,006,000
1,000	5.500%, 1/01/22	No Opt. Call	A–	1,006,000

14,175	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	18,129,116

500	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	506,235

2,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34 (Pre-refunded 12/01/17)	12/17 at 100.00	Aaa	2,144,680
23,675	Total Alabama			27,961,381

	Alaska – 0.1%

2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	No Opt. Call	B3	1,902,240

	Arizona – 3.0%

500	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.250%, 9/01/23 (Pre-refunded 9/01/18)	9/18 at 100.00	AA– (4)	552,330

5,000	Arizona State Transportation Board, Highway Revenue Bonds, Refunding Subordinate Series 2011A, 5.000%, 7/01/16	No Opt. Call	AA+	5,039,550

2,300	Arizona State Transportation Board, Transportation Excise Tax Revenue Bonds, Maricopa County Regional Area Road Fund, Series 2009, 5.000%, 7/01/16	No Opt. Call	AA+	2,318,193

200	Arizona State University Nanotechnology LLC, Lease Revenue Refunding Bonds, Arizona State University Project, Series 2009A, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	AA	219,296

250	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/17 – SYNCORA GTY Insured	7/16 at 100.00	A	251,555

6,630	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A, 5.250%, 7/01/22 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	Aa3 (4)	6,989,943

500	Gilbert Public Facilities Municipal Property Corporation, Arizona, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA+	561,725

3,430	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	3,660,084

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2004B, 5.250%, 8/01/26	No Opt. Call	A1	752,790

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 4.500%, 8/01/25 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	AA– (4)	757,598

245	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	290,359

Nuveen	37

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$465	Peoria, Arizona, Improvement District 601, Improvement Bonds, Series 2007, 4.250%, 1/01/22	1/18 at 101.00	Aa2	$491,603

4,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/31	7/20 at 100.00	A+	4,523,400

1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2015A, 4.000%, 7/01/40	7/25 at 100.00	A+	1,058,220

	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
1,650	5.500%, 7/01/31 – FGIC Insured	No Opt. Call	AA	2,166,335
6,000	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	8,173,680

1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB+	1,069,590

1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.400%, 7/01/47	7/21 at 100.00	BB	1,111,030

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
1,885	6.000%, 7/01/33	7/20 at 102.00	BB	1,917,479
2,000	6.000%, 7/01/43	7/20 at 102.00	BB	2,007,380

400	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48	2/24 at 100.00	N/R	400,188

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BB+	861,003

730	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 – FGIC Insured	7/17 at 100.00	Aa2	764,639

270	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	Aa2 (4)	283,870

3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41	7/21 at 100.00	A	4,293,799

1,000	Pinal County Unified School District 1 Florence, Arizona, General Obligation Bonds, Series 2007A, 5.000%, 7/01/27 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA– (4)	1,051,370

260	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/20	No Opt. Call	A–	261,919

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,000	5.250%, 12/01/28	No Opt. Call	BBB+	1,230,890
13,155	5.000%, 12/01/32	No Opt. Call	BBB+	16,145,921
7,675	5.000%, 12/01/37	No Opt. Call	BBB+	9,596,283

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/22	9/18 at 100.00	A2	1,088,500

500	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Convertible Capital Appreciation Series 2005C, 4.550%, 7/01/21 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	AAA	523,060

4,300	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2008A, 5.000%, 7/01/21 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	4,696,417

2,220	Scottsdale, Arizona, General Obligation Bonds, Refunding Series 2015, 4.000%, 7/01/16	No Opt. Call	AAA	2,233,764

38	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
$2,590	6.000%, 12/01/27	12/21 at 100.00	N/R	$2,870,264
1,080	6.000%, 12/01/32	12/21 at 100.00	N/R	1,179,274
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,203,224

1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,243,130

888	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	890,327
83,253	Total Arizona			94,729,982

	Arkansas – 0.1%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30	6/20 at 100.00	BBB–	547,085
1,020	6.000%, 6/01/40	6/20 at 100.00	BBB–	1,123,275
1,520	Total Arkansas			1,670,360

	California – 9.3%

2,400	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	2,232,264

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2015-XF2179, 16.630%, 4/01/34 (IF)	4/18 at 100.00	AA	1,329,840

1,715	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21 (Pre-refunded 6/01/18)	6/18 at 100.00	AA+ (4)	1,869,590

285	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21	6/18 at 100.00	AAA	311,491

	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Refunding Series 2015:
4,000	5.000%, 11/15/26	11/25 at 100.00	Aa3	5,118,920
3,635	5.000%, 11/15/28	11/25 at 100.00	Aa3	4,580,936

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	5,807,268

485	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	562,973

2,185	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	2,555,620

330	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	BB	354,021

3,380	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	3,753,220

6,480	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2015H, 3.000%, 12/01/29	12/25 at 100.00	A+	6,718,399

1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	A+	1,176,990

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A+	1,176,300

Nuveen	39

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California State University, Systemwide Revenue Bonds, Series 2016A:
$1,500	5.000%, 11/01/24	No Opt. Call	Aa2	$1,921,185
1,250	5.000%, 11/01/25	No Opt. Call	Aa2	1,624,650
2,000	5.000%, 11/01/26	No Opt. Call	Aa2	2,598,820
2,400	5.000%, 11/01/27	5/26 at 100.00	Aa2	3,086,376

700	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 18.840%, 3/01/40 – AGM Insured (IF)	3/20 at 100.00	AA	1,172,164

7,280	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/24	No Opt. Call	AA–	9,220,120

8,475	California State, General Obligation Bonds, Various Purpose Series 2008, 5.000%, 4/01/38	4/18 at 100.00	AA–	9,111,981

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	AA–	1,625,820

1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB+	1,100,460

15,690	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56 (WI/DD, Settling 5/11/16)	6/26 at 100.00	BB+	17,123,752

1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	1,955,201

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 17.512%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	1,998,423

850	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008E, 5.500%, 7/01/31	7/17 at 100.00	A	896,300

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
825	5.500%, 7/01/30 (7)	No Opt. Call	CCC	824,942
5,300	5.500%, 7/01/35 (7)	No Opt. Call	CCC	5,306,943
2,000	5.250%, 7/01/39 (7)	No Opt. Call	CCC	2,002,620

1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,101,350

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,151,567

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,151,567

675	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF2186, 17.729%, 11/15/46 (IF)	11/16 at 100.00	AA–	739,854

1,230	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	Aaa	1,139,165

400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	508,040

1,960	Elk Grove, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2007, 5.250%, 9/01/37	9/16 at 101.00	N/R	1,985,637

510	Etiwanda School District, California, Special Tax Bonds, Coyote Canyon Community Facilties District 2004-1 Improvement Area 2, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	568,038

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
1,695	0.000%, 1/15/33	No Opt. Call	BBB–	870,874
10,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	AA	4,994,500

40	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	No Opt. Call	A	$1,404,958

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
10,050	4.500%, 6/01/27	6/17 at 100.00	B+	10,214,318
3,480	5.000%, 6/01/33	6/17 at 100.00	B–	3,483,898
19,415	5.750%, 6/01/47	6/17 at 100.00	B–	19,471,692

1,000	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Superior Lien Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA	1,133,840

1,980	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	1,716,284

1,500	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB (4)	1,680,705

1,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39	8/19 at 100.00	AA	1,131,060

500	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	624,250

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	3,360,420

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	AA	1,153,720

1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,156,800

	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A:
2,800	7.000%, 11/01/34	No Opt. Call	A	4,206,076
2,500	6.500%, 11/01/39	No Opt. Call	A	3,587,700

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	8/16 at 100.00	AA– (4)	16,135,488

1,145	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	No Opt. Call	CCC+	1,125,535

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/16 at 100.00	N/R	1,754,198

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	3,352,410

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	2,006,292

3,775	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/23	No Opt. Call	AA–	3,212,034

5,500	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	AA–	2,211,055

15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured (5)	8/36 at 100.00	AA	12,977,250

4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	4,660,360

715	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Parkard Campus Oaks, Series 2016, 5.500%, 9/01/46	9/26 at 100.00	N/R	766,108

Nuveen	41

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$910	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	$944,016

2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2009, 4.900%, 5/01/29	11/19 at 100.00	A+	2,261,880

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A– (4)	792,389

13,300	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BB+	14,645,561

9,745	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44	1/25 at 100.00	BBB–	10,818,412

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	AA–	8,591,268

440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	543,022

2,355	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	A+	2,657,099

4,000	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Subordinate Lien Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	AA–	4,386,560

500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31	8/21 at 100.00	BBB+	624,560

4,750	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.125%, 6/01/46	No Opt. Call	B+	4,749,668

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA	1,049,205

205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AA	225,256

895	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.000%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	903,619

5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured (5)	8/26 at 100.00	AA	5,256,300

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA	1,678,170

	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	1,877,318
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	979,636
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA	1,950,239
269,880	Total California			280,788,810

	Colorado – 4.2%

	Baptist Road Rural Transportation Authority, Colorado, Sales and Use Tax Revenue Bonds, Series 2007:
270	4.800%, 12/01/17 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	271,037
905	5.000%, 12/01/26 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	908,638

42	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,075	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	$1,096,511

2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	BB	2,134,281

3,040	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	3,641,312

1,025	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	BBB	1,063,048

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	BBB	2,656,000

915	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38 (Pre-refunded 6/01/18)	6/18 at 102.00	N/R (4)	1,015,815

3,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AA	3,338,370

13,450	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, NCMC Inc., Series 2016, 3.250%, 5/15/33 (WI/DD, Settling 5/12/16)	5/26 at 100.00	A+	13,512,946

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29	8/19 at 100.00	N/R	1,654,020

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,370	7.000%, 6/01/42 (8)	6/22 at 100.00	N/R	1,101,138
1,375	7.125%, 6/01/47 (8)	6/22 at 100.00	N/R	1,105,156

12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	BBB+	13,254,960

6,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/45	No Opt. Call	A–	6,840,421

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB+	853,035

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B, 4.000%, 9/01/34	9/25 at 100.00	A3	3,158,850

100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005B, 5.250%, 3/01/36 – AGM Insured	9/18 at 102.00	AA	109,200

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.250%, 1/01/25	1/20 at 100.00	AA–	3,443,310

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	1,344,013

755	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	BBB+	756,933

1,855	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	1,862,828

1,590	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A–	1,754,517

540	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	555,644

Nuveen	43

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	$1,094,530

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB+	2,149,613

330	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/17	No Opt. Call	N/R	330,432

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	A+	2,017,284

5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (Alternative Minimum Tax)	11/23 at 100.00	A	5,657,100

11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	AA–	9,332,165

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	13,156
395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	249,790
20	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	11,763
25	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	14,065

9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	7,165,898

1,035	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	1,048,672

1,991	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	2,185,521

1,365	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	1,478,773

760	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	840,910

3,600	Fossil Ridge Metropolitan District No. 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 5.000%, 12/01/44	12/20 at 100.00	BBB	3,811,680

620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	BBB	701,660

2,025	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	AA (4)	2,406,409

4,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30	12/22 at 100.00	N/R	4,466,281

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
2,170	6.250%, 11/15/28	No Opt. Call	A	2,810,193
3,580	6.500%, 11/15/38	No Opt. Call	A	5,117,538

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,025	5.250%, 7/15/24	7/20 at 100.00	BBB+	1,155,544
4,265	6.000%, 1/15/41	7/20 at 100.00	BBB+	4,943,988

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	877,299
122,821	Total Colorado			127,312,247

44	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut – 0.6%

$860	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A, 5.000%, 9/01/53	9/26 at 100.00	BB	$911,987

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41	7/21 at 100.00	BBB+	1,126,890

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Tender Option Bond Trust 2015-XF0247, 17.144%, 7/01/42 (IF) (6)	7/17 at 100.00	AAA	1,194,760

9,595	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/18	No Opt. Call	AA	10,586,835

750	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	843,705

1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (4)	2,287,170
15,005	Total Connecticut			16,951,347

	Delaware – 0.2%

900	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	947,061

5,000	Delaware Transportation Authority, Transportation System Revenue Bonds, Senior Lien Series 2008, 5.000%, 7/01/19	No Opt. Call	AA+	5,656,450

135	Wilmington, Delaware, Replacement Housing Factor Fund Securitization Revenue Bonds, Wilmington Housing Authority-Lincoln Towers Project, Seies 2011, 5.750%, 7/15/16	No Opt. Call	N/R	135,097
6,035	Total Delaware			6,738,608

	District of Columbia – 0.2%

4,000	District of Columbia, General Obligation Bonds, Refunding Series 2014D, 5.000%, 6/01/17	No Opt. Call	Aa1	4,192,120

1,000	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 (Pre-refunded 6/01/16) – ACA Insured	6/16 at 100.00	BBB (4)	1,004,020
5,000	Total District of Columbia			5,196,140

	Florida – 6.5%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	5.000%, 11/15/23	No Opt. Call	BBB	348,951
2,300	5.000%, 11/15/28	11/23 at 100.00	BBB	2,576,529

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	1,339,850

490	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	490,681

855	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Series 2009B, 7.000%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	A (4)	1,006,036

6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	6,958,980

	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A:
1,500	4.750%, 7/04/40	7/25 at 100.00	A	1,544,895
1,380	5.000%, 7/04/50	7/25 at 100.00	A	1,430,246

Nuveen	45

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,710	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/19	No Opt. Call	AA–	$5,275,200

1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,199,465

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 – AGC Insured	12/19 at 100.00	AA–	1,126,140

1,000	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,003,360

2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	3,248,279

1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/30	9/20 at 100.00	BB+	1,056,100

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
1,000	5.500%, 6/15/22	No Opt. Call	N/R	1,107,080
500	6.000%, 6/15/32	No Opt. Call	N/R	549,285
1,100	6.125%, 6/15/43	No Opt. Call	N/R	1,206,447

2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	2,341,940

1,520	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	1,571,984

1,440	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 6.125%, 6/15/46	6/25 at 100.00	N/R	1,473,134

3,180	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BB–	3,185,501

6,800	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/27	4/22 at 100.00	A–	7,802,932

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30	12/22 at 100.00	A2	1,424,097
1,000	5.000%, 12/01/31	12/22 at 100.00	A2	1,174,870
3,000	5.000%, 12/01/37	12/22 at 100.00	A2	3,460,830

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	9/16 at 100.00	N/R	1,001,590

1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	1,007,040

	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006:
1,595	5.250%, 6/01/26 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	1,601,763
655	5.250%, 6/01/26 (Pre-refunded 6/01/16)	6/16 at 100.00	A– (4)	657,803
265	5.000%, 6/01/38 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	266,063
110	5.000%, 6/01/38 (Pre-refunded 6/01/16)	6/16 at 100.00	A– (4)	110,447

1,900	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	AA–	1,922,363

3,130	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (Alternative Minimum Tax)	10/24 at 100.00	AA–	3,538,058

46	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$750	Jacksonville Economic Development Commission, Florida, Industrial Development Revenue Bonds, Gerdau Ameristeel US Inc. Project, Series 2007, 5.300%, 5/01/37 (Alternative Minimum Tax)	No Opt. Call	BBB–	$699,630

14,725	Jacksonville, Florida, Transportation Revenue Bonds, Refunding Series 2015, 3.000%, 10/01/30	10/25 at 100.00	AA–	15,114,918

925	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB	940,244

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB	942,218
1,375	5.750%, 6/15/42	6/22 at 100.00	BB	1,476,736

6,875	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	BBB+	7,692,781

	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
885	3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	925,268
8,000	4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	8,220,960

2,000	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Refunding 2012, 5.000%, 11/15/29	11/22 at 100.00	Baa1	2,283,900

6,340	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	7,296,516

1,585	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A	1,826,808

12,195	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/38 (Alternative Minimum Tax)	10/25 at 100.00	A	13,989,494

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AA	2,203,040

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGM Insured (UB) (6)	6/19 at 100.00	AA	1,172,028

1,900	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 4.000%, 7/01/16	No Opt. Call	AA	1,911,495

22,160	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	25,584,163

1,000	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	1,014,530

	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012:
550	4.500%, 6/01/27	6/21 at 100.00	A–	588,500
625	5.000%, 6/01/32	6/21 at 100.00	A–	679,113
750	5.000%, 6/01/36	6/21 at 100.00	A–	811,268
875	5.125%, 6/01/42	6/21 at 100.00	A–	951,571

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	7/16 at 100.00	N/R (4)	161,526

2,725	Palm Beach County Health Facilities Authority, Florida, Retirement Community Revenue Bonds, Adult Communities Total Services Retirement Life, Series 2006A, 4.500%, 11/15/36	11/16 at 100.00	A–	2,744,457

2,415	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007, 5.000%, 8/01/18 (Pre-refunded 8/01/17) – FGIC Insured	8/17 at 100.00	AA– (4)	2,546,279

Nuveen	47

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,745	Panther Trails Community Development District, Floridia, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	No Opt. Call	BBB–	$1,755,522

1,795	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	1,878,988

1,010	Riverbend West Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,014,242

2,870	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	2,986,522

835	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	858,230

500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/29	1/24 at 100.00	A–	576,010

535	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	584,702

35	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	40,513

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39 (5)	5/17 at 100.00	N/R	132,543

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (5)	5/19 at 100.00	N/R	174,238

210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)	5/22 at 100.00	N/R	93,545

170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (8)	5/18 at 100.00	N/R	2

475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (8)	5/17 at 100.00	N/R	5

15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.650%, 5/01/40 (8)	5/18 at 100.00	N/R	15,332

105	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007A-1. RMKT, 5.250%, 5/01/39	5/17 at 100.00	N/R	101,418

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
90	5.250%, 5/01/39	5/17 at 100.00	N/R	90,403
305	6.650%, 5/01/40	5/17 at 100.00	N/R	308,611

435	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (8)	5/18 at 100.00	N/R	269,643

270	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (8)	5/18 at 100.00	N/R	141,661

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (8)	5/18 at 100.00	N/R	3

2,565	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	No Opt. Call	N/R	2,567,488

250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	267,805

1,500	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	1,598,625

48	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$13,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A–	$14,744,730

	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
500	5.125%, 5/01/36	5/28 at 100.00	N/R	504,240
1,000	5.500%, 5/01/46	5/28 at 100.00	N/R	1,010,510
181,775	Total Florida			197,500,913

	Georgia – 1.9%

640	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	736,371

1,115	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	A2	1,276,998

415	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.400%, 1/01/20	No Opt. Call	A–	416,527

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	7,906,220

10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A+	11,695,800

1,100	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	AA–	1,319,835

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticpation Certificates, Ty Cobb Regional Medical Center, Series 2010, 6.000%, 12/01/40 – AGM Insured	12/20 at 100.00	AA	1,140,580

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
960	5.000%, 3/15/22	No Opt. Call	A+	1,116,048
1,000	5.500%, 9/15/28	No Opt. Call	A	1,275,940

22,045	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Refunding Series 2015C, 5.000%, 7/01/27	7/26 at 100.00	AA+	28,350,531

1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,845,163

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 (Pre-refunded 6/15/19) – AGC Insured	6/19 at 100.00	AA (4)	1,128,370
47,865	Total Georgia			58,208,383

	Guam – 0.2%

1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	1,147,143

2,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B+	2,192,940

1,005	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	1,123,580

1,610	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,896,725
5,635	Total Guam			6,360,388

	Hawaii – 0.9%

1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A1	1,779,120

Nuveen	49

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Hawaii (continued)

$1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB+	$1,139,360

	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009A:
965	8.750%, 11/15/29	11/19 at 100.00	N/R	1,185,271
1,250	9.000%, 11/15/44	11/19 at 100.00	N/R	1,535,550

4,545	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (Alternative Minimum Tax)	7/25 at 100.00	A+	5,179,028

	Hawaii State, General Obligation Bonds, Series 2016FE:
6,220	5.000%, 10/01/23	No Opt. Call	AA	7,767,163
6,390	5.000%, 10/01/25	No Opt. Call	AA	8,215,431
21,870	Total Hawaii			26,800,923

	Idaho – 0.5%

9,125	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2014A, 4.125%, 3/01/37	3/24 at 100.00	A–	9,573,311

	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B:
1,000	6.000%, 12/01/23 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	1,134,670
760	6.250%, 12/01/33 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	867,213

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 (Pre-refunded 7/15/16) – NPFG Insured	7/16 at 100.00	A+ (4)	1,009,560
1,065	5.000%, 7/15/24 (Pre-refunded 7/15/16) – NPFG Insured	7/16 at 100.00	A+ (4)	1,075,181
12,950	Total Idaho			13,659,935

	Illinois – 11.4%

2,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	2,219,960

971	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Series 2006, 5.000%, 3/01/30 – RAAI Insured	No Opt. Call	AA	972,641

	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	AA–	1,484,132
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	AA–	1,708,360

25,900	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B+	24,614,065

10,000	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Unlimited Tax Refunding Series 2006, 5.000%, 12/01/24	6/16 at 100.00	AAA	10,040,100

2,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	2,296,161

3,180	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (Alternative Minimum Tax)	1/25 at 100.00	A	3,549,103

13,760	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/40	1/25 at 100.00	BBB+	13,710,051

7,545	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E, 5.500%, 1/01/42	1/25 at 100.00	BBB+	7,523,799

2,200	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/39	1/25 at 100.00	BBB+	2,194,170

50	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
$1,000	0.000%, 2/01/35	2/21 at 100.00	AA	$338,090
750	0.000%, 2/01/36	2/21 at 100.00	AA	235,463

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	4,792,802

2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	Caa1	2,005,280

2,070	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,263,007

11,050	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	12/16 at 100.00	BBB	11,146,025

1,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BBB–	1,104,510

2,195	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	BBB	2,469,243

1,255	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA+	1,396,024

850	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	BBB–	865,487

525	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	553,109

1,290	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	1,441,549

710	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010, 6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	853,101

1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	1,061,840

4,050	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	4,294,904

3,895	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43	5/22 at 100.00	Baa1	3,966,668

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	2,240,380

2,545	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	2,943,954

500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	538,395

10,715	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	12,276,176

1,545	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,703,193

2,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	Baa2	3,463,296

	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
895	5.500%, 7/01/28	7/23 at 100.00	A–	1,056,100
3,000	6.500%, 7/01/34	7/18 at 100.00	A–	3,321,720

3,680	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/30 (Pre-refunded 11/01/18)	11/18 at 100.00	Aaa	4,272,112

Nuveen	51

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C:
$1,335	6.625%, 11/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	$1,565,114
1,665	6.625%, 11/01/39 (Pre-refunded 5/01/19) (UB) (6)	5/19 at 100.00	Aaa	1,951,996

20	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 4.000%, 11/15/39	5/25 at 100.00	A+	21,063

6,255	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	6,629,174

3,485	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	3,701,732

1,105	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/35	8/25 at 100.00	Baa1	1,256,628

9,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	10,742,400

925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA	1,036,204

4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA–	4,751,200

1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,587,278

1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,701,345

2,350	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	No Opt. Call	N/R	2,353,455

3,885	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	3,956,601

255	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	AA	255,796

4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (6)	No Opt. Call	AAA	4,003,800

7,335	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	8,386,472

10,000	Illinois State, General Obligation Bonds, April Series 2014, 5.000%, 4/01/25	4/24 at 100.00	A–	11,245,100

	Illinois State, General Obligation Bonds, Series 2012A:
5,520	5.000%, 3/01/25	3/22 at 100.00	A–	6,044,731
5,910	5.000%, 3/01/26	3/22 at 100.00	A–	6,434,040
500	5.000%, 3/01/27	3/22 at 100.00	A–	540,335

	Illinois State, General Obligation Bonds, Series 2013:
1,440	5.250%, 7/01/28	7/23 at 100.00	A–	1,588,954
1,800	5.500%, 7/01/38	7/23 at 100.00	A–	1,969,146

5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	AAA	5,711,750

7,930	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/40	1/26 at 100.00	AA–	9,296,260

960	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (9)	No Opt. Call	N/R	431,914

52	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	No Opt. Call	CC	$2,610,630

1,630	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36 (10)	No Opt. Call	D	501,078

875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	BBB+	929,915

5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB+	5,904,198

1,225	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.000%, 6/15/53	12/25 at 100.00	BBB+	1,339,329

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	6,790,996

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	4,452,600

1,841	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	2,071,788

845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	914,856

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
3,890	5.250%, 6/01/21	No Opt. Call	A	4,582,926
3,000	6.250%, 6/01/24	6/16 at 100.00	A	3,015,330

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	5,811,789

15,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2004A, 5.750%, 6/01/29 – AGM Insured	No Opt. Call	AA	19,698,750

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
3,485	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	4,007,889
15,530	4.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	16,418,005

1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	1,033,700

	University of Illinois, Auxiliary Facilities System Revenue Bonds, Series 2013A:
10,000	4.000%, 4/01/30	4/23 at 100.00	AA–	10,820,600
5,000	4.000%, 4/01/32	4/23 at 100.00	AA–	5,326,450

7,405	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	8,676,883
325,107	Total Illinois			342,985,170

	Indiana – 3.1%

425	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/32	No Opt. Call	BB+	413,385

	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006:
1,000	5.125%, 8/01/29 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (4)	1,011,890
500	5.250%, 8/01/36 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (4)	506,105

Nuveen	53

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
$3,325	5.250%, 10/15/18	No Opt. Call	A	$3,641,241
5,215	5.250%, 10/15/20	No Opt. Call	A	6,009,505

	Indiana Finance Authority, Educational Facilities Revenue Bonds, CFM-Northwest Indiana, LLC Project, Refunding Series 2013A:
3,420	7.000%, 7/01/33	7/23 at 100.00	B–	3,630,569
6,465	7.250%, 7/01/43	7/23 at 100.00	B–	6,890,332

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Charter Facilities Management Indianapolis LLC Project, Series 2013A:
2,280	7.000%, 7/01/33	7/23 at 100.00	B–	2,420,380
5,240	7.250%, 7/01/43	7/23 at 100.00	B–	5,584,740

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	B–	1,366,554

1,000	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30	3/20 at 100.00	BBB–	1,060,990

3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+	3,364,770

9,000	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/32 – AGM Insured	6/22 at 100.00	BBB–	9,657,180

9,215	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB+	9,993,299

1,370	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A+	1,412,566

1,460	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (4)	1,519,831

4,130	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 (Pre-refunded 1/01/17) – NPFG Insured	1/17 at 100.00	AA– (4)	4,251,835

175	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA+	180,695

3,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	3,931,025

3,000	Jasper County, Indiana Pollution Control (Northern Indiana Public Service) Commercial Paper, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	AA–	3,067,140

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,530	5.000%, 4/01/26	4/22 at 100.00	Baa2	1,681,378
1,400	5.000%, 4/01/27	4/22 at 100.00	Baa2	1,532,776
1,560	5.000%, 4/01/29	4/22 at 100.00	Baa2	1,695,876

	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006:
1,000	5.000%, 7/15/23 (Pre-refunded 7/15/16)	7/16 at 100.00	A (4)	1,009,580
775	5.000%, 1/15/27 (Pre-refunded 7/15/16)	7/16 at 100.00	A (4)	782,425

	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013:
500	5.875%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	583,660
9,185	7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	11,365,978

54	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	$5,987,050
86,070	Total Indiana			94,552,755

	Iowa – 0.5%

2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	6/20 at 100.00	A2	2,531,620

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 – AGC Insured	8/19 at 100.00	Aa3	557,820

1,490	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,496,794

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Drake University Project, Refunding Series 2016:
1,670	3.000%, 4/01/34	4/26 at 100.00	A–	1,684,228
2,500	3.125%, 4/01/38	4/26 at 100.00	A–	2,498,300

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	1,106,780

3,355	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Senior Lien Series 2011A-2, 5.750%, 12/01/28 (Alternative Minimum Tax)	12/19 at 102.00	A	3,597,835

2,045	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	No Opt. Call	B+	2,044,857
14,835	Total Iowa			15,518,234

	Kansas – 0.4%

500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004B, 5.000%, 9/01/22 (Pre-refunded 9/01/18)	9/18 at 100.00	AAA	549,435

4,540	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/29	11/19 at 100.00	Aa2	5,214,599

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	2,011,440

2,120	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	2,135,603

1,110	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	1,211,487
10,270	Total Kansas			11,122,564

	Kentucky – 1.0%

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25	6/20 at 100.00	BBB+	2,883,925
2,480	6.000%, 6/01/30	6/20 at 100.00	BBB+	2,843,915

1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	A+	1,633,560

5,655	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	BBB+	6,379,632

Nuveen	55

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
$2,685	4.000%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	$2,855,847
2,750	5.000%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	A+	3,076,095

1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	1,538,208

1,600	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	A3	1,758,496

5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	5,832,750
25,575	Total Kentucky			28,802,428

	Louisiana – 2.2%

1,250	Lake Charles Harbor and Terminal District, Louisiana, Revenue Bonds, Series 2013B, 5.500%, 1/01/24 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,520,988

3,605	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/21 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	3,619,708

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB+	1,084,130

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
5,000	6.750%, 12/15/37 (8)	12/17 at 100.00	N/R	3,214,550
800	6.000%, 12/15/37 (8)	12/37 at 100.00	N/R	439,200

65	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	35,686

27,900	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	31,433,535

2,900	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General Medical Center Project, Series 2016A, 4.000%, 11/01/45	11/25 at 100.00	A–	2,979,721

4,500	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Refunding Series 2015A, 4.000%, 7/01/39	7/25 at 100.00	A+	4,749,210

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,148,780

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,286,460

675	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 – AGC Insured	No Opt. Call	AA	707,272

1,085	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	A–	1,124,353

415	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	435,152

2,030	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	A–	2,263,267

1,050	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	1,196,570

56	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$8,380	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	$8,599,137
63,655	Total Louisiana			66,837,719

	Maine – 0.6%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	2,281,600
10,390	6.750%, 7/01/41	7/21 at 100.00	BBB–	11,837,223

1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,874,990

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
460	5.000%, 7/01/26	7/23 at 100.00	BBB+	528,393
1,000	5.000%, 7/01/27	7/23 at 100.00	BBB+	1,139,250
15,515	Total Maine			17,661,456

	Maryland – 1.2%

1,000	Baltimore County, Maryland, General Obligation Bonds, Refunding Metropolitan District Series 2009, 5.000%, 8/01/16	No Opt. Call	AAA	1,011,720

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	1,061,708
1,750	5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	1,769,513

1,000	Harford County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2009, 5.000%, 7/01/17	No Opt. Call	AAA	1,051,920

9,445	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Second Issue Series 2015, 5.000%, 6/01/22	No Opt. Call	AAA	11,587,409

14,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (6)	2/25 at 100.00	A2	16,547,416

1,465	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A, 4.000%, 7/01/42	7/26 at 100.00	BBB	1,516,378

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/20 at 100.00	BBB–	1,058,310
31,060	Total Maryland			35,604,374

	Massachusetts – 1.1%

4,350	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	10/17 at 100.00	N/R	4,498,944

8,350	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012C, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	8,395,591

1,035	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 4.875%, 1/01/24	1/23 at 100.00	BBB–	1,172,583

485	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	AA	525,789

6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Trust 2015-XF0047, 12.853%, 7/01/29 (IF)	7/19 at 100.00	AA–	9,072,798

4,700	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (8)	1/18 at 100.00	N/R	11,468

Nuveen	57

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$4,550	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	$5,085,990

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,260	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	N/R	1,264,637
700	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/16 at 100.00	N/R	702,744

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2015-XF2181, 12.809%, 8/01/38 (IF)	8/19 at 100.00	AAA	3,232,784
34,430	Total Massachusetts			33,963,328

	Michigan – 1.4%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	9,648,809

800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured	6/20 at 100.00	AA	900,840

7,665	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/26 – AGM Insured	5/18 at 100.00	AA	8,255,205

1,065	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.375%, 5/01/17	No Opt. Call	A–	1,102,073

620	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	5/18 at 100.00	BBB–	641,154

	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011:
545	6.000%, 10/01/21	No Opt. Call	BB–	550,074
500	7.000%, 10/01/31	10/21 at 100.00	BB–	510,180
1,000	7.000%, 10/01/36	10/21 at 100.00	BB–	1,015,360

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,676,124

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/35 at 100.00	BBB	1,252,275

1,290	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	1,296,386

	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A:
750	5.375%, 10/15/41	10/21 at 100.00	Aa2	873,225
2,000	5.500%, 10/15/45	10/21 at 100.00	Aa2	2,339,180

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29	11/19 at 100.00	A–	574,015
1,480	5.750%, 11/15/39	11/19 at 100.00	A–	1,684,225

1,635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	1,679,390

375	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	384,758

1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/20	No Opt. Call	A1	1,387,332

6,010	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	7,020,041
42,365	Total Michigan			42,790,646

58	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota – 2.2%

	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015:
$250	5.250%, 1/01/40	1/23 at 100.00	N/R	$256,700
675	5.250%, 1/01/46	1/23 at 100.00	N/R	687,299

1,125	Delano Independent School District 879, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 3.000%, 2/01/32	2/26 at 100.00	Aa2	1,143,101

1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	1,069,960

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,057,600

2,000	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A, 5.000%, 11/15/44	11/25 at 100.00	A+	2,307,380

	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
3,000	6.375%, 11/15/23 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	3,417,540
3,000	6.625%, 11/15/28 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	3,436,380

3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	3,065,850

3,480	Moorhead Independent School District 152, Clay County, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 3.000%, 2/01/36	2/26 at 100.00	Aa2	3,480,487

9,510	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016, 5.000%, 12/01/25	No Opt. Call	Baa1	11,678,851

	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2016A:
2,270	4.000%, 5/01/37 (WI/DD, Settling 5/12/16)	5/26 at 100.00	A1	2,441,022
780	3.250%, 5/01/39 (WI/DD, Settling 5/12/16)	5/26 at 100.00	A1	771,888

16,825	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	14,350,379

	Shakopee, Minnesota, General Obligation Tax Abatement Revenue Bonds, Series 2016A:
1,890	3.000%, 2/01/33	2/25 at 100.00	Aa1	1,940,142
1,950	3.000%, 2/01/34	2/25 at 100.00	Aa1	1,989,800

	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
2,500	5.000%, 11/15/27	11/25 at 100.00	BBB–	3,009,225
1,750	5.250%, 11/15/28	11/20 at 100.00	BBB–	1,984,168
535	5.250%, 11/15/35	11/20 at 100.00	BBB–	596,001
235	5.000%, 11/15/44	11/25 at 100.00	BBB–	270,071

2,240	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	2,427,846

3,750	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46	1/24 at 100.00	Aa3	4,360,875
62,765	Total Minnesota			65,742,565

	Mississippi – 0.2%

5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA	5,995,850

Nuveen	59

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri – 2.3%

$3,185	Bi-State Development Agency, Bi-State MetroLink District, Missouri, St Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	$4,144,386

320	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.250%, 5/15/28	5/23 at 100.00	A–	330,438

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,758,743

13,335	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	No Opt. Call	AA	14,178,439

1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB+	1,395,888

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 2015-XF0046, 12.857%, 5/15/17 (IF)	No Opt. Call	AAA	6,187,327

2,250	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/28	1/25 at 100.00	A	2,715,255

15,100	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	16,491,767

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA	2,903,650
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA	3,891,300
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA	3,322,563
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA	3,567,970
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA	2,936,040
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA	937,360

1,505	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	No Opt. Call	N/R	1,488,009

1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,135,575
78,557	Total Missouri			68,384,710

	Nebraska – 2.1%

4,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	4,400,320

11,930	Central Plains Energy Project, Nebraska, Gas Supply Revenue Bonds, Refunding Series 2014, 5.000%, 8/01/39 (Mandatory put 12/01/19)	No Opt. Call	Aa3	13,506,430

	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
1,740	5.000%, 11/01/45	11/25 at 100.00	A–	1,986,523
1,095	4.250%, 11/01/45	11/25 at 100.00	A–	1,154,119

2,000	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 4.125%, 11/01/36	11/25 at 100.00	A–	2,102,820

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2015:
1,000	4.000%, 12/15/33	12/24 at 100.00	AA–	1,107,550
1,710	4.000%, 12/15/34	12/24 at 100.00	AA–	1,886,968

2,750	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/20 (Pre-refunded 1/01/18)	1/18 at 100.00	A+ (4)	2,945,993

60	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Refunding Series 2016A:
$18,465	5.000%, 2/01/46 (UB) (6)	2/26 at 100.00	A+	$21,499,538
10,000	5.000%, 2/01/49 (UB) (6)	2/26 at 100.00	A+	11,591,300
54,690	Total Nebraska			62,181,561

	Nevada – 1.3%

90	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Senior Lien Series 2006A, 4.750%, 9/01/36 – FGIC Insured (Alternative Minimum Tax)	9/16 at 100.00	A	90,314

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	A+	2,243,820

	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A:
2,000	7.500%, 6/15/23 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	2,396,340
1,500	8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	1,819,755

20,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water Improvement Series 2016A, 5.000%, 6/01/46 (UB)	6/26 at 100.00	AA	23,689,000

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	Aa1	2,874,850

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
140	4.000%, 6/01/19	No Opt. Call	N/R	146,125
120	4.000%, 6/01/20	No Opt. Call	N/R	126,730
880	4.000%, 6/01/21	No Opt. Call	N/R	938,995
400	5.000%, 6/01/23	No Opt. Call	N/R	437,596
200	4.250%, 6/01/24	6/23 at 103.00	N/R	208,416

1,765	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/31	12/25 at 100.00	N/R	1,840,207

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
525	6.500%, 9/01/20	9/18 at 100.00	N/R	565,021
1,325	6.750%, 9/01/27	9/18 at 100.00	N/R	1,398,206

410	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	471,016
33,855	Total Nevada			39,246,391

	New Hampshire – 0.1%

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 13.457%, 6/01/39 (IF) (6)	6/19 at 100.00	AA+	4,595,239

	New Jersey – 1.7%

4,510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	5,332,759

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	A2	1,635,909

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,775	5.000%, 7/01/22 – NPFG Insured	No Opt. Call	AA–	1,795,430
1,775	5.000%, 7/01/23 – NPFG Insured	No Opt. Call	AA–	1,795,430

Nuveen	61

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
$1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	9/16 at 100.00	BB–	$1,117,920
1,650	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	BB–	1,831,286

2,255	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	2,591,784

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	942,957

2,015	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 6.250%, 12/01/18 (ETM)	No Opt. Call	N/R (4)	2,289,201

600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	719,514

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/31	7/26 at 100.00	Baa2	1,201,870

1,460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	1,669,276

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2016-XG0001, 18.578%, 6/01/30 (IF) (6)	6/19 at 100.00	AA	1,922,240

7,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.000%, 6/15/45	6/25 at 100.00	A–	7,740,169

3,175	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	4,104,132

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 – AGC Insured	12/19 at 100.00	A3	1,141,810

3,470	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A, 5.000%, 6/01/23	6/22 at 100.00	A	4,151,508

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA	2,270,200

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
5,805	4.625%, 6/01/26	6/17 at 100.00	B+	5,851,208
2,000	4.750%, 6/01/34	6/17 at 100.00	B–	1,888,720
46,275	Total New Jersey			51,993,323

	New Mexico – 0.4%

4,790	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006, 4.650%, 11/01/29 (Pre-refunded 11/01/16) – CIFG Insured	11/16 at 100.00	BBB+ (4)	4,889,440

3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB–	3,214,590

3,070	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	3,426,857

530	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	531,383
11,390	Total New Mexico			12,062,270

62	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York – 3.8%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
$1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	$1,259,764
7,745	6.375%, 7/15/43	1/20 at 100.00	BBB–	8,943,306

520	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 4.000%, 7/01/45	7/25 at 100.00	BBB+	546,692

1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,887,238

	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Series 2015A:
1,600	4.000%, 7/01/40	7/25 at 100.00	A–	1,716,128
8,145	5.000%, 7/01/45	7/25 at 100.00	A–	9,467,259

4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA	5,778,769

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	12.994%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,655,120
2,335	12.983%, 2/15/33 (IF)	2/19 at 100.00	AAA	3,098,125

400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	470,692

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	4,154,266

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	A– (4)	3,456,720

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	1,143,250
1,980	5.000%, 5/01/38	5/21 at 100.00	A–	2,212,531

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
235	5.000%, 7/01/23	No Opt. Call	BBB+	283,105
300	5.000%, 7/01/24	No Opt. Call	BBB+	365,139
210	5.000%, 7/01/26	7/24 at 100.00	BBB+	250,725

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37 (11)	10/17 at 100.00	N/R	1,062,930
1,000	5.875%, 10/01/46 (12)	10/17 at 102.00	N/R	354,310

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	831,824

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 16.688%, 6/15/33 (IF)	6/19 at 100.00	AA+	1,479,880

5	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	No Opt. Call	AA	5,028

13,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	14,128,920

560	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA	608,966

Nuveen	63

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,635	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA	$1,765,604

3,500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	BB+	3,554,355

9,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Sixth Series 2014, 4.000%, 10/15/16 (Alternative Minimum Tax)	No Opt. Call	AA–	9,140,670

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	934,976

4,250	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset Revenue Bonds, Fiscal 2015 Series A, 5.000%, 10/15/17	No Opt. Call	AAA	4,522,978

1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,327,435

1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A–	1,616,720

12,150	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/26	6/16 at 100.00	BB–	12,177,824

10,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/37	12/25 at 100.00	AAA	12,213,300
104,640	Total New York			113,414,549

	North Carolina – 0.4%

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 12.869%, 7/01/38 (IF) (6)	7/20 at 100.00	AAA	2,557,308

1,000	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27 (Alternative Minimum Tax)	3/17 at 100.00	BBB	1,009,510

1,920	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bond Trust 2015-XF0095, 25.118%, 10/01/36 (IF)	10/16 at 100.00	AA+	3,096,346

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	A3 (4)	1,226,010

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	1,158,000

1,580	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B, 5.200%, 10/01/21	10/16 at 100.00	N/R	1,601,109

2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,214,560
10,280	Total North Carolina			12,862,843

	North Dakota – 0.4%

2,585	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (4)	3,163,420

2,060	Burleigh County, North Dakota, Multi-County Sales Tax Revenue Bonds, Series 2015A, 3.750%, 11/01/34 – AGM Insured	11/22 at 100.00	AA	2,144,501

64	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota (continued)

	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
$2,100	4.000%, 12/01/27	12/21 at 100.00	A–	$2,219,364
3,535	5.000%, 12/01/32	12/21 at 100.00	A–	3,912,503
10,280	Total North Dakota			11,439,788

	Ohio – 4.1%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
8,670	5.125%, 6/01/24	6/17 at 100.00	B–	8,383,283
12,920	5.875%, 6/01/30	6/17 at 100.00	B–	12,624,390
3,990	5.750%, 6/01/34	6/17 at 100.00	B–	3,825,812
18,260	5.875%, 6/01/47	6/17 at 100.00	B–	17,791,083

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29	11/20 at 100.00	A	3,500,460
2,000	5.750%, 11/01/40	11/20 at 100.00	A	2,360,840

7,200	County of Lucas, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2015B, 4.000%, 11/15/45	11/25 at 100.00	AA	7,579,512

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	3,340,018

8,505	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	8,580,865

	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C:
2,725	5.625%, 8/15/29 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (4)	3,028,265
525	5.625%, 8/15/29	8/18 at 100.00	A3	575,715

700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	B+	671,636

5,820	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	7,042,724

1,000	Miami County, Ohio, Hospital Facilities Revenue Bonds, Upper Valley Medical Center Inc., Refunding Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A	1,003,540

1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,658,670

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	3,894,835

2,730	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	3,041,793

5,700	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Refunding Series 2016A, 4.000%, 1/15/46	1/26 at 100.00	A	5,954,220

4,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	BBB–	4,160,520

5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 12/01/20	No Opt. Call	AAA	5,906,700

Nuveen	65

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
$2,370	5.000%, 12/01/17	No Opt. Call	BB	$2,475,299
1,250	5.000%, 12/01/22	No Opt. Call	BB	1,380,338
3,000	5.750%, 12/01/32	12/22 at 100.00	BB	3,422,430
2,000	6.000%, 12/01/42	12/22 at 100.00	BB	2,276,740

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aa1	3,117,690

	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,000	5.000%, 12/01/27	No Opt. Call	Baa2	2,229,980
2,500	5.000%, 12/01/32	No Opt. Call	Baa2	2,712,000
116,905	Total Ohio			122,539,358

	Oklahoma – 0.4%

1,185	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014, 5.000%, 7/01/19	No Opt. Call	A+	1,323,550

9,090	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2015, 5.000%, 6/01/35 (Mandatory put 6/01/25) (Alternative Minimum Tax)	No Opt. Call	BB–	10,456,409
10,275	Total Oklahoma			11,779,959

	Oregon – 0.5%

	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
1,855	5.400%, 10/01/44	10/24 at 100.00	N/R	2,061,499
1,600	5.500%, 10/01/49	10/24 at 100.00	N/R	1,763,744

945	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	994,754

935	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+	1,001,591

1,080	Oregon State Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2015A, 4.000%, 4/01/40	4/25 at 100.00	A–	1,137,143

7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/20 at 100.00	AA–	8,129,797
13,570	Total Oregon			15,088,528

	Pennsylvania – 4.2%

1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31	11/21 at 100.00	BBB–	1,297,823

1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB–	1,005,660

100	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	112,348

900	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	1,023,741

66	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
$300	5.000%, 1/01/30	1/25 at 100.00	BBB+	$339,024
1,545	5.000%, 1/01/38	1/25 at 100.00	BBB+	1,712,710

2,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	2,256,240

705	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	834,248

910	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 16.946%, 8/01/38 (IF) (6)	8/20 at 100.00	N/R	1,519,418

	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,860	5.250%, 1/15/45	1/25 at 100.00	Baa2	2,076,578
1,310	5.250%, 1/15/46	1/25 at 100.00	Baa2	1,461,502

3,990	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42 (Alternative Minimum Tax)	7/18 at 100.00	AA–	4,293,400

1,650	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	1,738,127

1,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B+	969,200

3,115	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	Baa2 (4)	3,561,629

	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
5,555	5.000%, 12/31/38 (Alternative Minimum Tax)	6/26 at 100.00	BBB	6,272,706
3,750	5.000%, 6/30/42 (Alternative Minimum Tax)	6/26 at 100.00	BBB	4,213,988

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	Baa3	1,293,816

3,750	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-118A, 4.000%, 10/01/33 (Alternative Minimum Tax)	4/25 at 100.00	AA+	3,914,475

7,000	Pennsylvania State, General Obligation Bonds, First Series 2015, 5.000%, 3/15/24	No Opt. Call	AA–	8,570,100

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	1,054,284

7,405	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A1	8,511,751

15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured (5)	6/26 at 100.00	AA	19,216,650

5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1, 5.000%, 12/01/45	12/25 at 100.00	A–	5,680,500

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BBB–	505,810

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Nineth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	A–	2,234,360

Nuveen	67

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$260	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA	$292,529

2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A+	2,866,829

8,875	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/28	No Opt. Call	A1	10,568,084

2,400	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA	2,710,656

3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/28	6/21 at 100.00	AA–	3,488,580

1,600	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Delaware County Community College, Series 2008, 5.000%, 10/01/24 (Pre-refunded 4/01/18) – AGM Insured	4/18 at 100.00	A1 (4)	1,730,000

19,300	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	No Opt. Call	Baa3	19,506,703
111,515	Total Pennsylvania			126,833,469

	South Carolina – 0.4%

480	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	536,218

300	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	Aa1	303,915

70	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	AA– (4)	78,579

1,930	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	2,166,522

4,035	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 3.000%, 12/01/16	No Opt. Call	AA–	4,093,144

4,165	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/31	6/26 at 100.00	AA–	5,080,009
10,980	Total South Carolina			12,258,387

	South Dakota – 0.5%

2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R	2,868,600

1,000	Rapid City, South Dakota, Airport Revenue Bonds, Passenger Facility Charge Supported, Refunding Series 2011A, 7.000%, 12/01/35	12/19 at 100.00	Baa3	1,129,280

1,890	South Dakota Economic Development Finance Authority, Economic Development Revenue Bonds, Spearfish Products Project, Pooled Loan Program, Series 2008A, 5.875%, 4/01/28 (Pre-refunded 6/01/16) (Alternative Minimum Tax)	6/16 at 100.00	AA (4)	1,899,053

910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	1,048,575

6,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.500%, 8/01/38 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA (4)	7,455,780
13,050	Total South Dakota			14,401,288

68	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee – 1.0%

$3,670	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 – SYNCORA GTY Insured	6/19 at 100.00	Aa2	$3,871,006

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D:
510	6.000%, 10/01/23	10/18 at 100.00	A+	568,211
1,500	6.125%, 10/01/28	10/18 at 100.00	A+	1,671,840

3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	10/19 at 100.00	N/R	3,246,420

1,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A	1,058,470

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
720	5.000%, 7/01/16	No Opt. Call	BBB+	724,327
755	5.000%, 7/01/17	7/16 at 100.00	BBB+	760,579
4,680	5.500%, 7/01/36	7/16 at 100.00	BBB+	4,712,947

1,440	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012, 5.000%, 11/01/26	11/21 at 100.00	BBB+	1,637,179

5,240	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (WI/DD, Settling 5/05/16) (UB) (6)	5/26 at 100.00	A3	6,060,584

1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA+	1,129,450

2,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement & Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA	2,239,480

1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	1,177,630
26,515	Total Tennessee			28,858,123

	Texas – 12.1%

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	5,854,939

3,635	Brazos County Health Facilities Development Corporation, Texas, Franciscan Services Corporation Obligated Group-St Joseph Regional, Revenue Bonds, Series 2008, 5.000%, 1/01/23 (Pre-refunded 7/01/18)	7/18 at 100.00	A– (4)	3,968,439

2,315	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2008, 5.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	2,497,700

3,500	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/19	7/17 at 100.00	A+	3,661,420

1,745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB+	2,009,786

3,400	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB+	4,068,236

1,575	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	BBB+	1,802,777

2,745	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	BBB	3,019,802

Nuveen	69

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/33	8/23 at 100.00	BBB	$1,502,888

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	2/18 at 100.00	B+	2,203,110

2,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.250%, 12/01/34	12/24 at 100.00	BBB–	2,567,725

9,700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 5.000%, 12/01/50	6/25 at 100.00	BBB–	10,604,913

5,885	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, School Building & Refunding Series 2014A, 4.000%, 2/15/17	No Opt. Call	AAA	6,045,719

12,265	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/46 (UB) (6)	12/25 at 100.00	AA+	14,588,236

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A+	4,078,550
1,500	5.000%, 11/01/25	11/20 at 100.00	A+	1,746,150

20	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	22,874

5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	5,557,650

1,760	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38 (Pre-refunded 2/15/18)	2/18 at 100.00	BBB– (4)	1,923,170

1,750	Fort Worth, Texas, Water and Sewerage Revenue Bonds, Refunding & Improvement Series 2014, 4.000%, 2/15/17	No Opt. Call	Aa1	1,797,670

1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	1,140,715

8,585	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	Baa3	9,477,668

2,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.250%, 12/01/35 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	2,331,640

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA–	5,154,750

3,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	BB–	3,240,120

	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A:
5,000	5.000%, 2/15/24	No Opt. Call	AAA	6,269,150
4,000	5.000%, 2/15/25	No Opt. Call	AAA	5,085,200

1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (Alternative Minimum Tax)	7/25 at 100.00	BB–	1,130,300

1,500	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	BB–	1,638,270

250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	279,265

70	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A2	$2,277,301

335	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34	No Opt. Call	A2	393,270

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011A:
6,500	5.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	A+	6,549,790
1,270	5.000%, 7/01/25 (Alternative Minimum Tax)	7/21 at 100.00	A+	1,455,649

2,635	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/22 – AGC Insured	2/18 at 100.00	Aa1	2,835,418

	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015:
1,360	5.000%, 8/15/30	8/25 at 100.00	BBB+	1,570,188
1,280	5.000%, 8/15/35	8/25 at 100.00	BBB+	1,445,786

4,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	Baa1	5,378,818

	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007:
1,000	5.125%, 11/01/27	11/17 at 100.00	BBB	1,036,490
2,500	5.250%, 11/01/37	11/17 at 100.00	BBB	2,579,400

1,315	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (WI/DD, Settling 5/04/16) (Alternative Minimum Tax)	10/18 at 103.00	BB–	1,371,216

4,590	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (Alternative Minimum Tax)	1/26 at 102.00	N/R	4,672,115

755	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	N/R	781,780

6,625	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	AA	6,993,615

1,250	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, L.L.C. – Tarleton State University Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	BBB–	1,377,463

3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	Baa3	3,269,100

4,500	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing NCCD College Station Properties-Texas A&M University, Series 2015A., 5.000%, 7/01/47	7/25 at 100.00	BBB–	4,915,575

1,200	North Texas Municipal Water District, Water System Revenue Bonds, Series 2008, 5.000%, 9/01/16	No Opt. Call	AAA	1,218,636

2,000	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/33 (Pre-refunded 1/01/18) (UB) (6)	1/18 at 100.00	A2	2,165,320

10,880	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, 0.000%, 9/01/45 (5)	9/31 at 100.00	AA+	12,002,272

2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41	9/21 at 100.00	AA+	2,367,200

Nuveen	71

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$3,000	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A1	$3,394,500

4,410	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A2	5,181,971

2,695	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	10/20 at 100.00	AAA	3,153,473

	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A:
655	5.000%, 2/01/29	2/24 at 100.00	Baa2	725,648
1,805	5.000%, 2/01/34	2/24 at 100.00	Baa2	1,977,775
385	5.125%, 2/01/39	2/24 at 100.00	Baa2	420,994

645	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	812,823

12,010	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Junior Lien Series 2014, 5.000%, 2/01/17	No Opt. Call	AA+	12,416,779

10,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 2009A, 5.250%, 2/01/25	2/19 at 100.00	Aa1	11,179,200

9,770	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/23	No Opt. Call	Aa1	12,065,364

4,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Series 2008, 5.000%, 2/01/25	2/18 at 100.00	Aa1	4,284,760

	San Marcos, Texas, General Obligation Bonds, Series 2008:
1,000	5.000%, 8/15/25 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (4)	1,055,980
1,000	5.000%, 8/15/27 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (4)	1,055,980

1,000	San Marcos, Texas, Waterworks and Wastewater System Revenue Bonds, Series 2008, 5.000%, 8/15/26 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (4)	1,055,980

9,030	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Refunding Series 2009, 5.000%, 10/01/36	10/19 at 100.00	AA–	10,095,630

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
70	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	83,201
870	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	1,035,274

1,600	Tarrant County Cultural Education Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 6.000%, 11/15/26	11/16 at 100.00	BBB	1,645,824

355	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 5.625%, 12/15/17	No Opt. Call	BBB+	370,687

3,670	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	No Opt. Call	A3	4,224,684

4,650	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/45 (WI/DD, Settling 5/09/16) (Alternative Minimum Tax)	12/25 at 100.00	Baa3	5,128,299

845	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	997,413

7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	9,364,524

7,300	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	9,052,803

72	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – ACA Insured	8/17 at 100.00	BBB (4)	$1,056,110

6,765	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/20	No Opt. Call	AAA	7,827,240

11,510	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2014A, 5.000%, 10/01/24	No Opt. Call	AAA	14,667,653

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 2015-XF0075, 16.787%, 2/01/17 (IF)	8/19 at 100.00	AAA	2,611,630

	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B:
16,500	0.000%, 8/15/36	8/24 at 59.60	A–	7,421,865
7,000	0.000%, 8/15/37	8/24 at 56.94	A–	2,997,750

10,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+	11,294,000

5,315	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	A–	5,253,931

14,685	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured (ETM)	No Opt. Call	A3 (3)	14,510,689

750	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BBB–	868,020

2,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	2,053,240

500	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24	9/19 at 100.00	BBB	553,470

1,030	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Road Improvement Series 2015, 6.000%, 12/01/32 – BAM Insured	12/24 at 100.00	AA	1,326,393

1,135	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Utility Improvement Series 2015, 6.000%, 12/01/31 – BAM Insured	12/24 at 100.00	AA	1,465,705

6,140	Ysleta Independent School District, El Paso County, Texas, General Obligation Bonds, Refunding Series 2014, 5.000%, 8/15/24	No Opt. Call	AAA	7,765,074
339,150	Total Texas			364,377,570

	Utah – 0.5%

	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
765	5.600%, 7/15/22	No Opt. Call	BB+	833,873
850	6.300%, 7/15/32	7/22 at 100.00	BB+	936,675

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	1,070,340

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
425	6.250%, 6/15/28	6/17 at 100.00	N/R	433,815
950	6.500%, 6/15/38	6/17 at 100.00	N/R	967,984

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,373,925

Nuveen	73

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

$1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BB–	$1,176,235

	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A:
2,135	7.750%, 7/15/31 (Pre-refunded 7/15/21)	7/21 at 100.00	BBB– (4)	2,691,232
3,520	8.000%, 7/15/41 (Pre-refunded 7/15/21)	7/21 at 100.00	BBB– (4)	4,630,102
12,030	Total Utah			14,114,181

	Vermont – 0.1%

	Vermont Educational and Health Buildings FInancing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,815	6.125%, 1/01/28	1/21 at 100.00	N/R	1,919,453
1,000	6.250%, 1/01/33	1/21 at 100.00	N/R	1,053,320
2,815	Total Vermont			2,972,773

	Virgin Islands – 0.1%

2,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	2,788,090

	Virginia – 1.3%

580	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	5/16 at 100.00	AA	581,989

11,370	Fairfax County, Virginia, General Obligation Bonds, Public Improvement Series 2015A, 5.000%, 10/01/16	No Opt. Call	AAA	11,588,645

2,000	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2011C, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/21 at 100.00	AA–	2,314,060

3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA	2,155,210

4,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	3,520,560

1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45	7/25 at 100.00	BB+	1,035,840

5,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	6,018,540

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
3,515	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	3,972,231
6,515	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	7,449,903
38,225	Total Virginia			38,636,978

	Washington – 3.2%

6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31	1/21 at 100.00	A1	7,096,336

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 18.283%, 7/01/32 (IF) (6)	6/19 at 100.00	AA+	1,437,734

2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,703,771

74	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$2,335	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 12.670%, 1/01/39 – AGM Insured (IF) (6)	7/17 at 100.00	AA+	$2,694,847

1,050	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	1,404,564

3,000	Snohomish County School District 15, Edmonds, Washington, General Obligation Bonds, Series 2006, 5.000%, 12/01/19 (Pre-refunded 6/01/16) – NPFG Insured	6/16 at 100.00	AA+ (4)	3,012,180

5,660	Spokane, Washington, General Obligation Bonds, Series 2015, 3.000%, 12/01/32	12/24 at 100.00	AA	5,802,406

2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	2,251,820

3,535	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	4,203,044

	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	3,351,673
2,435	5.000%, 12/01/42 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	2,941,017

1,600	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/28	5/24 at 100.00	A+	1,899,616

600	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16 (ETM)	No Opt. Call	Aa1 (4)	606,900

845	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	956,920

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,155	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,349,583
2,000	7.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	2,385,180

3,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.375%, 10/01/29	10/19 at 100.00	Baa1	3,300,570

1,100	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 5.000%, 7/01/28	7/23 at 100.00	A–	1,235,696

2,340	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	No Opt. Call	BBB–	2,430,558

2,250	Washington State Housing Finance Commission, Single Family Program Bonds, Series 2015-1N, 3.700%, 12/01/34	6/25 at 100.00	Aaa	2,365,290

10,000	Washington State, General Obligation Bonds, 2007A Series 2006, 5.000%, 7/01/29 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	AA+ (4)	10,078,300

10,885	Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax, Series 2006B, 5.000%, 7/01/29 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	AA+ (4)	10,970,230

6,545	Washington State, General Obligation Bonds, Various Purpose Series 2013D, 5.000%, 2/01/23	No Opt. Call	AA+	8,068,414

10,000	Washington State, General Obligation Bonds, Various Purpose, Refunding Series R-2015A, 5.000%, 7/01/23	No Opt. Call	AA+	12,429,200
84,740	Total Washington			94,975,849

	West Virginia – 0.1%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	6/17 at 100.00	N/R	509,684

1,020	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	1,134,270

Nuveen	75

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	West Virginia (continued)

$1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R	$1,058,549
2,520	Total West Virginia			2,702,503

	Wisconsin – 4.2%

5,000	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	5,721,399

1,250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.000%, 2/01/36	2/26 at 100.00	N/R	1,253,737

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
320	5.500%, 10/01/22	No Opt. Call	BB+	358,665
375	6.000%, 10/01/32	10/22 at 100.00	BB+	410,208

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A:
1,080	5.000%, 10/01/34	10/22 at 100.00	BB+	1,119,538
500	5.125%, 10/01/45	10/22 at 100.00	BB+	514,294

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,610	6.000%, 12/01/32	No Opt. Call	N/R	1,670,084
5,000	6.250%, 12/01/42	No Opt. Call	N/R	5,201,849

1,940	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	2,075,838

1,575	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 7.000%, 8/01/43	8/23 at 100.00	BB+	1,793,310

5,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30 (Alternative Minimum Tax)	5/26 at 100.00	BB+	5,176,949

2,550	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	AA–	3,247,246

1,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24	4/20 at 100.00	A2	1,647,976

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	6/20 at 100.00	Baa2	1,365,249

13,950	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	15,896,861

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
1,000	5.000%, 2/15/40	2/22 at 100.00	A–	1,112,069
35	4.500%, 2/15/40	2/22 at 100.00	A–	37,434

18,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A3	20,250,539

7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	AA	7,965,019

435	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	496,217

76	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$595	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	A1 (4)	$690,401

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
2,980	5.000%, 7/01/34	7/24 at 100.00	BBB+	3,359,502
2,100	4.350%, 7/01/36	7/21 at 100.00	BBB+	2,168,732

3,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A–	3,756,118

2,535	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (4)	2,569,424

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
5,000	5.000%, 12/01/34	12/22 at 102.00	N/R	5,187,099
4,435	5.000%, 12/01/44	12/22 at 102.00	N/R	4,549,999
4,225	5.250%, 12/01/49	12/22 at 102.00	N/R	4,361,931

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014:
1,880	5.250%, 10/01/39	10/22 at 102.00	N/R	1,955,801
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,042,399
3,500	5.500%, 10/01/49	10/22 at 102.00	N/R	3,650,849

11,750	Wisconsin State, General Obligation Bonds, Refunding Series 2016-1, 5.000%, 11/01/24	No Opt. Call	AA	14,995,349
112,750	Total Wisconsin			125,602,085

	Wyoming – 0.5%

2,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	2,265,419

4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31	3/21 at 100.00	A3	5,197,904

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
800	5.500%, 12/01/27	12/21 at 100.00	BBB+	917,207
2,500	6.000%, 12/01/36	12/21 at 100.00	BBB+	2,883,899

3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	4,316,197
13,450	Total Wyoming			15,580,626
$2,780,173	Total Municipal Bonds (cost $2,733,965,681)			2,997,049,187

Nuveen	77

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$139	Las Vegas Monorail Company, Senior Interest Bonds (13), (14)	5.500%	7/15/19	N/R	$4,158

37	Las Vegas Monorail Company, Senior Interest Bonds (13), (14)	5.500%	7/15/55	N/R	1,106
$176	Total Corporate Bonds (cost $15,730)				5,264
	Total Long-Term Investments (cost $2,733,981,411)				2,997,054,451
	Floating Rate Obligations – (2.2)%				(67,370,000)
	Other Assets Less Liabilities – 2.7%				82,881,858
	Net Assets – 100%				$3,012,566,309

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(7)	The coupon for this security increased 0.25% effective January 1, 2016 and will increase an additional 0.25% effective May 11, 2016.

(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(9)	On January 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.125% to 5.700% and again on November 11, 2015, further reduced the security’s interest rate of accrual from 5.700% to 4.275%.

(10)	On May 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.250% to 2.100%.

(11)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(12)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(13)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(14)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

78	Nuveen

Nuveen Inflation Protected Municipal Bond Fund

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 105.3%

	MUNICIPAL BONDS – 105.3%

	Arizona – 1.0%

$390	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	BBB+	$431,726

	California – 14.4%

1,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/27 – AGM Insured (4)	10/23 at 100.00	AA	1,221,970

305	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.300%, 10/01/23 – AMBAC Insured	No Opt. Call	BBB+	323,404

850	California Municipal Finance Authority, Revenue Bonds, University of San Diego, Refunding Series 2012A, 5.000%, 10/01/31	No Opt. Call	A1	996,243

470	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/21	No Opt. Call	Aa1	435,060

555	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/21	No Opt. Call	A+	655,993

920	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 5.000%, 6/01/21	6/17 at 100.00	CC	927,461

130	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	A	151,798

800	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/25	8/22 at 100.00	N/R	932,040

475	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/17	No Opt. Call	BBB–	488,870
5,505	Total California			6,132,839

	Colorado – 14.8%

555	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 5.000%, 11/15/22 (Alternative Minimum Tax)	No Opt. Call	A+	667,937

1,000	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/23	12/22 at 100.00	A–	1,205,370

1,000	Denver West Metropolitan District, Jefferson County, Colorado, General Obligation Refunding Bonds, Series 2012A, 4.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	1,118,220

525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	473,114

1,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/20 – NPFG Insured	No Opt. Call	AA–	923,130

1,250	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/19	No Opt. Call	N/R	1,338,500

500	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.250%, 7/15/24	7/20 at 100.00	BBB+	563,680
5,830	Total Colorado			6,289,951

Nuveen	79

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia – 0.7%

$260	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A, 5.000%, 10/01/24	10/23 at 100.00	A+	$319,129

	Florida – 1.8%

620	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/22 (4)	No Opt. Call	AA	748,080

	Georgia – 2.7%

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
188	5.500%, 7/15/23	7/21 at 100.00	N/R	193,381
374	5.500%, 7/15/30	7/21 at 100.00	N/R	384,248
410	5.500%, 1/15/36	7/21 at 100.00	N/R	421,710

110	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	A	137,823
1,082	Total Georgia			1,137,162

	Illinois – 9.0%

305	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	AA–	367,211

335	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Refunding Series 2005B, 5.250%, 1/01/22 (Pre-refunded 4/14/18) – AGM Insured	4/18 at 100.00	A2 (5)	364,266

325	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2012A, 5.000%, 3/01/22	No Opt. Call	AA–	388,876

545	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	590,033

600	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 12/01/19 (4)	No Opt. Call	AA–	682,830

535	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.000%, 6/01/19	No Opt. Call	A	594,679

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	848,670
3,645	Total Illinois			3,836,565

	Indiana – 3.9%

500	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/24	5/23 at 100.00	A	599,350

490	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A, 5.000%, 5/01/22	No Opt. Call	A+	590,283

460	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB+	472,020
1,450	Total Indiana			1,661,653

	Iowa – 3.3%

1,125	Dubuque, Iowa, General Obligation Bonds, Sales Tax Increment, Second Lien Series 2014, 5.000%, 6/01/25	6/24 at 100.00	Aa3	1,390,568

80	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas – 2.9%

$1,025	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/23	No Opt. Call	A+	$1,237,226

	Kentucky – 2.5%

65	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 5.500%, 6/01/21	6/20 at 100.00	BBB+	75,648

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
380	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	407,755
525	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	568,811
970	Total Kentucky			1,052,214

	Louisiana – 7.4%

200	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Refunding Bonds, LOOP Inc. Project, Series 2007B-1A, 1.375%, 10/01/37 (Mandatory put 10/01/16)	No Opt. Call	A3	200,238

1,000	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/23	No Opt. Call	A	1,225,720

500	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%, 12/01/27 – AGM Insured	12/22 at 100.00	AA	584,670

1,015	Regional Transit Authority, Louisiana, Sales Tax Revenue Bonds, Series 2010, 5.000%, 12/01/19 – AGM Insured (4)	No Opt. Call	AA	1,150,898
2,715	Total Louisiana			3,161,526

	Maine – 0.8%

185	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/25	7/23 at 100.00	BBB	213,484

120	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/23	No Opt. Call	BBB+	141,136
305	Total Maine			354,620

	Massachusetts – 1.2%

530	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/21 – AMBAC Insured (Alternative Minimum Tax)	7/16 at 100.00	N/R	532,078

	Michigan – 2.0%

190	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012, 5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	212,169

65	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	BB–	65,605

500	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/27	No Opt. Call	AAA	581,120
755	Total Michigan			858,894

	Missouri – 2.9%

1,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/24	No Opt. Call	A	1,224,320

Nuveen	81

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada – 1.0%

$390	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/23 – AGM Insured	7/19 at 100.00	AA	$437,221

	New Jersey – 0.8%

310	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 4.875%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	BB–	328,991

	New York – 3.5%

1,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/22 (Alternative Minimum Tax) (4)	No Opt. Call	AA–	1,510,538

	North Carolina – 2.6%

160	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	177,237

795	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/21 (4)	No Opt. Call	AA	946,050
955	Total North Carolina			1,123,287

	Ohio – 4.5%

230	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	256,287

1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/22	No Opt. Call	A1	1,187,740

200	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012, 5.000%, 12/01/16	No Opt. Call	BB	203,830

200	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa1	251,564
1,630	Total Ohio			1,899,421

	Oregon – 2.9%

1,000	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2014-22, 5.000%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	AA–	1,231,490

	Pennsylvania – 3.3%

840	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/24	No Opt. Call	A–	965,454

170	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/21	No Opt. Call	BBB	193,203

220	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	AA–	221,872

5	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/24 – AGM Insured	9/22 at 100.00	A+	6,032
1,235	Total Pennsylvania			1,386,561

	Texas – 4.6%

365	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/23	No Opt. Call	BBB	428,583

82	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$215	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	$228,143

855	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/23 – NPFG Insured	No Opt. Call	AA–	667,917

230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	AA–	110,911

500	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 4.000%, 12/01/21	No Opt. Call	Ba2	517,710
2,165	Total Texas			1,953,264

	Utah – 2.7%

25	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2012, 5.000%, 5/15/23	5/21 at 100.00	AA+	29,857

935	Utah Transit Authority, Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 6/15/22	No Opt. Call	A+	1,126,011
960	Total Utah			1,155,868

	Virginia – 0.4%

185	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	209,065

	Washington – 1.3%

500	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/19 (ETM)	No Opt. Call	N/R (5)	554,115

	West Virginia – 0.6%

235	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 1.625%, 10/01/22 (Mandatory put 10/01/18)	No Opt. Call	Baa1	236,702

	Wisconsin – 3.6%

1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/24	7/23 at 100.00	A	1,220,121

260	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	294,986
1,275	Total Wisconsin			1,515,107

	Wyoming – 2.2%

755	Consolidated Wyoming Municipalities Electric Power System Joint Powers Board, Wyoming, Electric Facilities Improvement Lease Revenue Bonds, Gillette Electrical System Project, Series 2014A, 5.000%, 6/01/24	No Opt. Call	A+	942,806
$40,052	Total Long-Term Investments (cost $42,543,696)			44,852,987
	Other Assets Less Liabilities – (5.3)% (6)			(2,262,188)
	Net Assets – 100%			$42,590,799

Nuveen	83

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Investments in Derivatives as of April 30, 2016

Consumer Price Index Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Date (7)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$5,000,000	Receive	CPURNSA	2.600%	2/06/18	2/05/18	$(377,504)
Barclays Bank PLC	4,000,000	Receive	CPURNSA	2.560	12/31/18	12/28/18	(346,973)
Barclays Bank PLC	3,500,000	Receive	CPURNSA	2.509	2/11/19	2/08/19	(277,039)
Barclays Bank PLC	4,500,000	Receive	CPURNSA	2.645	12/30/19	12/28/19	(463,375)
Barclays Bank PLC	5,500,000	Receive	CPURNSA	2.645	10/01/21	9/30/21	(578,305)
Barclays Bank PLC	8,000,000	Receive	CPURNSA	2.777	2/21/22	2/19/22	(1,048,722)
Morgan Stanley & Co. LLC	3,800,000	Receive	CPURNSA	2.595	11/06/18	11/05/18	(276,481)
Morgan Stanley & Co. LLC	6,000,000	Receive	CPURNSA	2.714	3/01/21	2/27/21	(684,950)
Morgan Stanley & Co. LLC	3,000,000	Receive	CPURNSA	2.283	9/16/21	9/15/21	(206,016)
Morgan Stanley & Co. LLC	3,000,000	Receive	CPURNSA	2.650	8/08/24	8/07/24	(383,402)
	$46,300,000						$(4,642,767)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(7)	Fixed Rate Payment Date is one business day after contract Termination Date.

(ETM)	Escrowed to maturity.

CPURNSA	US CPI Urban Consumers Non-Seasonally Adjusted

See accompanying notes to financial statements.

84	Nuveen

Nuveen Intermediate Duration Municipal Bond Fund

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENT – 98.6%

	MUNICIPAL BONDS – 98.3%

	Alabama – 0.6%

$2,935	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D, 5.000%, 11/15/16	No Opt. Call	A3	$2,946,652

1,130	Huntsville, Alabama, Electric System Revenue Warrants, Refunding Series 2007, 4.000%, 12/01/18 – AGM Insured	12/17 at 100.00	AA+	1,184,489

2,685	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	2,706,158

2,000	Mobile, Alabama, General Obligation Warrants, Improvement and Refunding Series 2008B, 5.000%, 2/15/20	2/18 at 100.00	Aa2	2,147,700

	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital & Clinic, Series 2015:
2,080	5.000%, 3/01/23	No Opt. Call	BBB	2,427,776
3,555	5.000%, 3/01/24	No Opt. Call	BBB	4,192,803
2,235	5.000%, 3/01/25	No Opt. Call	BBB	2,647,089
1,725	5.000%, 3/01/26	No Opt. Call	BBB	2,049,662
2,175	4.000%, 3/01/36	3/26 at 100.00	BBB	2,227,418

	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2008A:
1,500	5.000%, 9/01/18	No Opt. Call	A+	1,636,680
4,000	5.750%, 9/01/22	9/18 at 100.00	A+	4,452,880
26,020	Total Alabama			28,619,307

	Alaska – 0.2%

3,000	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	3,391,140

6,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	7/16 at 100.00	B3	5,706,720

2,015	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc. Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A2	2,304,596
11,015	Total Alaska			11,402,456

	Arizona – 3.1%

4,120	Arizona Board of Regents, Certificates of Participation, University of Arizona Projects, Refunding Series 2007B, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	Aa3	4,276,107

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,235	5.000%, 2/01/20	No Opt. Call	BBB+	1,407,208
6,255	5.000%, 2/01/27	2/22 at 100.00	BBB+	7,074,155

1,445	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A2	1,806,409

	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
10,270	5.000%, 7/01/25	7/22 at 100.00	A1	11,818,613
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	18,557,741
16,760	5.000%, 7/01/27	7/22 at 100.00	A1	19,111,428

Nuveen	85

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$2,000	Arizona State, Certificates of Participation, Series 2008A, 4.000%, 9/01/17 – AGM Insured	No Opt. Call	AA	$2,087,040

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
45	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	47,255
55	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	59,839
5,165	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	5,806,700
5,015	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	5,798,142
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA	7,010,636
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA	8,546,850

	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A:
1,000	5.000%, 7/01/16 – AMBAC Insured	No Opt. Call	Aa3	1,007,610
1,050	5.000%, 7/01/17 – AMBAC Insured	No Opt. Call	Aa3	1,102,227

6,000	Gilbert Public Facilities Municipal Property Corporation, Arizona, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA+	6,740,700

2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A–	2,301,480

1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	A+	1,526,800

	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Project 2004, Series 2006B:
295	4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	Aa1 (4)	297,183
290	4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	Aa1 (4)	292,146
565	4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	Aa1 (4)	569,187

2,500	Maricopa County Unified School District 89, Dysart, Arizona, General Obligation Bonds, Refunding Series 2016, 4.000%, 7/01/26 (WI/DD, Settling 5/03/16) – BAM Insured	No Opt. Call	AA	2,920,150

3,670	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/27	7/17 at 100.00	AA+	3,844,142

	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
385	5.000%, 6/01/22	No Opt. Call	A+	463,817
500	5.000%, 6/01/23	No Opt. Call	A+	613,215

	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A:
2,015	5.000%, 7/01/22	7/20 at 100.00	A+	2,337,259
10,370	5.000%, 7/01/40	7/20 at 100.00	A+	11,673,405

500	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2014A, 5.000%, 7/01/23	No Opt. Call	AAA	622,620

8,855	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Refunding Junior Lien Series 2014B, 5.000%, 7/01/23	No Opt. Call	AAA	11,026,600

2,650	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A3	2,907,130

	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C:
1,000	4.375%, 7/01/18 – FGIC Insured	7/17 at 100.00	Aa2	1,039,340
1,000	4.500%, 7/01/19 – FGIC Insured	7/17 at 100.00	Aa2	1,042,350

2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 – AGM Insured	7/20 at 100.00	AA	3,097,013

645	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/23	No Opt. Call	AA+	811,636

86	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$3,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009A, 5.000%, 1/01/25	No Opt. Call	Aa1	$3,329,070

3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 2015-XF2192. Formerly Tender Option Bond Trust 3284, 12.734%, 6/01/19 (IF)	No Opt. Call	Aa1	6,339,699

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/20	9/18 at 100.00	A2	1,093,850

1,350	Sedona-Oak Creek Joint Unified School District 9, Coconino and Yavapi Counties, Arizona, General Obligation Bonds, School Improvement Project 2007, Series 2009B, 5.375%, 7/01/28 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2 (4)	1,541,916
140,820	Total Arizona			161,948,668

	Arkansas – 1.0%

1,000	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	A1	1,172,570

1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	1,495,841

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – AGM Insured	11/16 at 100.00	AA	6,872,070
6,740	4.500%, 11/01/19 – AGM Insured	11/16 at 100.00	AA	6,875,474

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
1,235	5.000%, 10/01/19 – FGIC Insured	10/17 at 100.00	AA–	1,307,198
1,000	5.000%, 10/01/21 – FGIC Insured	10/17 at 100.00	AA–	1,059,560

4,495	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A2	4,721,143

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/22	No Opt. Call	A+	605,260
800	5.000%, 7/01/23	No Opt. Call	A+	977,848
1,610	5.000%, 7/01/26	7/24 at 100.00	A+	1,964,329
1,485	5.000%, 7/01/28	7/24 at 100.00	A+	1,783,351
1,935	5.000%, 7/01/29	7/24 at 100.00	A+	2,311,029
1,000	5.000%, 7/01/30	7/24 at 100.00	A+	1,186,560
4,585	5.000%, 7/01/34	7/24 at 100.00	A+	5,375,546

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	N/R	598,581
1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	N/R	1,174,319
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	N/R	1,229,817
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	N/R	1,290,380

1,000	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.750%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	A+ (4)	1,121,670

	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
1,950	5.000%, 12/01/25	12/24 at 100.00	A+	2,373,579
1,780	5.000%, 12/01/27	12/24 at 100.00	A+	2,124,911

	University of Arkansas, Various Facilities Revenue Bonds, UAMS Campus, Series 2014A:
1,000	5.000%, 3/01/21	No Opt. Call	Aa2	1,179,250
1,000	3.750%, 3/01/36	3/25 at 100.00	Aa2	1,061,940
45,470	Total Arkansas			49,862,226

Nuveen	87

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California – 6.9%

$3,040	Western California Municipal Water District Facilities Authority Adjustable Rate Water Revenue Refunding Bonds Series 2016A, 1.500%, 10/01/39 (Mandatory put 10/01/20)	7/20 at 100.00	AA+	$3,057,784

1,525	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Childrens Hospital & Research Center at Oakland, Refunding Series 2007A, 4.500%, 12/01/18 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	1,619,199

1,565	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2003A, 4.900%, 2/01/20 – NPFG Insured	No Opt. Call	AA–	1,776,056

1,860	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/23	No Opt. Call	A	2,319,327

920	Apple Valley Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2 Series 2007, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	BBB+	953,313

1,270	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H, 5.000%, 5/01/22 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AA (4)	1,380,122

580	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H, 5.000%, 5/01/22 – AGM Insured	5/18 at 100.00	AA+	628,853

6,895	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/17	No Opt. Call	AA+	7,197,277

7,250	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33	10/17 at 100.00	Aa1	7,600,538

500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.125%, 3/01/20	3/19 at 100.00	A	562,160

3,400	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 5.750%, 11/01/18	No Opt. Call	A	3,650,920

1,210	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008B, 1.450%, 8/15/33 (Pre-refunded 3/15/17)	3/17 at 100.00	AA (4)	1,218,869

1,300	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008C, 1.450%, 8/15/23 (Pre-refunded 3/15/17)	3/17 at 100.00	AA (4)	1,309,529

16,835	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	18,234,999

2,245	California State Public Works Board, Lease Revenue Bonds, California State University Monterey Bay Campus Library Project, Series 2009D, 6.000%, 4/01/25 (Pre-refunded 4/01/19)	4/19 at 100.00	Aa3 (4)	2,586,083

1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	3/20 at 100.00	Aa3	1,624,280

5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.250%, 10/01/24	10/19 at 100.00	A+	5,767,500

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
2,060	5.000%, 7/01/20 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,334,268
3,830	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	4,369,877
2,195	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,504,407

520	California State, General Obligation Bonds, Refunding Series 2007, 5.000%, 8/01/19	2/17 at 100.00	AA–	537,566

15	California State, General Obligation Bonds, Various Purpose Series 2001, 5.000%, 11/01/18	No Opt. Call	AA–	15,060

1,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 12/01/23	12/17 at 100.00	AA–	1,069,370

1,450	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB+	1,643,691

88	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$800	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/25	7/24 at 100.00	A	$968,696

1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007B, 5.200%, 10/01/37 (Pre-refunded 10/01/18) – AMBAC Insured	10/18 at 100.00	AA– (4)	1,104,700

960	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.250%, 7/01/22 (12)	7/16 at 100.00	CCC	961,258

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2003A, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	10,513,000

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	8/23 at 100.00	AA	1,123,360

	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26	11/21 at 66.91	BBB–	4,117,305
4,095	0.000%, 11/01/28	11/21 at 56.33	BBB–	1,877,230

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,725	5.000%, 1/01/22	No Opt. Call	BBB–	3,054,752
2,860	5.000%, 1/01/23	No Opt. Call	BBB–	3,237,606
1,635	5.000%, 1/01/24	No Opt. Call	BBB–	1,838,165
1,325	5.000%, 1/01/25	No Opt. Call	BBB–	1,476,898

	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008:
510	5.250%, 8/01/23 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	562,295
2,025	5.000%, 8/01/24 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	2,221,324

2,100	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA	2,242,653

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,795	5.000%, 6/01/17	No Opt. Call	Aaa	8,164,951
13,370	4.500%, 6/01/27	6/17 at 100.00	B+	13,588,600
6,270	5.000%, 6/01/33	6/17 at 100.00	B–	6,277,022

1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	A1	955,643

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
1,000	5.000%, 9/01/30	9/24 at 100.00	N/R	1,139,680
1,015	5.000%, 9/01/32	9/24 at 100.00	N/R	1,141,682
465	5.000%, 9/01/34	No Opt. Call	N/R	519,800

6,425	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	10/17 at 100.00	AA	6,718,623

2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	Aa2	1,397,282

1,640	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	1,683,640

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B:
1,015	5.000%, 7/01/25	1/24 at 100.00	Aa2	1,279,083
5,000	5.000%, 7/01/43	1/24 at 100.00	Aa2	5,905,850

Nuveen	89

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Los Angeles, California, Special Tax Bonds, Community Facilities District 4, Playa Vista Phase I, Series 2014:
$800	5.000%, 9/01/23	No Opt. Call	BBB+	$974,416
1,075	5.000%, 9/01/24	No Opt. Call	BBB+	1,325,239
1,250	5.000%, 9/01/25	9/24 at 100.00	BBB+	1,524,150
1,000	5.000%, 9/01/26	9/24 at 100.00	BBB+	1,208,840

	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A:
400	5.000%, 9/01/29 – BAM Insured	9/25 at 100.00	AA	479,252
630	5.000%, 9/01/30 – BAM Insured	9/25 at 100.00	AA	751,363

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
2,220	5.000%, 9/01/21 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	AAA	2,254,388
2,145	5.000%, 9/01/22 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	AAA	2,178,226
2,000	5.000%, 9/01/23 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	AAA	2,030,980

4,770	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (13)	2/28 at 100.00	AA	4,434,764

1,075	Mountain View Whisman School District, Santa Clara County, California, General Obligation Bonds, Election 2012 Series 2016B, 3.000%, 9/01/38 (WI/DD, Settling 5/19/16)	9/26 at 100.00	Aaa	1,062,552

12,105	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	16,010,073

10,045	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	13,285,517

	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A:
4,400	5.000%, 8/01/26 – BAM Insured	8/24 at 100.00	AA	5,463,172
3,000	5.000%, 8/01/27 – BAM Insured	8/24 at 100.00	AA	3,693,240
2,070	5.000%, 8/01/28 – BAM Insured	8/24 at 100.00	AA	2,532,417

2,000	North Monterey County Unified School District, California, General Obligation Bonds, Election of 2013, Series 2014A, 4.000%, 5/01/44	5/24 at 100.00	A+	2,123,720

	Northern California Transmission Agency, California-Oregon Transmission Project Revenue Bonds, Refunding Series 2016A:
3,095	5.000%, 5/01/34	5/26 at 100.00	A+	3,797,720
2,500	5.000%, 5/01/36	5/26 at 100.00	A+	3,032,975

1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BB	1,117,140

8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40 (13)	8/30 at 100.00	A+	8,741,040

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA	1,639,072
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA	1,824,577
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA	3,404,276

7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 0.000%, 10/01/25 – AGM Insured (13)	10/21 at 100.00	AA	8,090,600

	Port of Oakland, California, Revenue Bonds, Refunding Inter Lien Series 2007B:
2,530	5.000%, 11/01/18 – NPFG Insured	11/17 at 100.00	AA–	2,699,687
1,230	5.000%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA–	1,311,918

5,350	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/34	No Opt. Call	AA–	2,888,465

90	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,910	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/24	No Opt. Call	AA	$3,686,301

2,410	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	2,578,266

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
2,115	0.000%, 10/01/34	No Opt. Call	A	1,046,671
2,000	0.000%, 10/01/36	No Opt. Call	A	899,020

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 2010, 5.000%, 7/01/40	7/20 at 100.00	A	5,662,850

1,000	San Bernardino Community College District, California, General Obligation Bonds, Election 2002 Series 2008A, 6.500%, 8/01/27 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	1,129,510

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
5,000	5.000%, 1/15/29	1/25 at 100.00	BBB–	5,644,800
26,000	5.000%, 1/15/34	1/25 at 100.00	BBB–	29,277,300

2,770	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	2,897,198

1,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/17 – FGIC Insured	No Opt. Call	Aaa	991,010

2,250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24	No Opt. Call	AA–	2,866,343

2,255	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 (ETM)	No Opt. Call	AA– (4)	2,871,156

1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	Aa3	1,098,790

	Santa Paula Utility Authority, California, Water Enterprise Revenue Bonds, Refunding Series 2010:
2,510	5.000%, 2/01/28	2/20 at 100.00	A+	2,824,177
2,630	5.000%, 2/01/29	2/20 at 100.00	A+	2,951,018
2,765	5.000%, 2/01/30	2/20 at 100.00	A+	3,122,515

	South Bayside Waste Management Authority, California, Solida Waste Enterprise Revenue Bonds, Shoreway Environmental Center, Series 2009A:
2,500	5.250%, 9/01/24	9/19 at 100.00	A1	2,831,250
1,200	6.250%, 9/01/29	9/19 at 100.00	A1	1,402,032

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B-1:
1,180	6.000%, 8/01/22	8/19 at 100.00	Baa3	1,353,283
1,410	6.125%, 8/01/23	8/19 at 100.00	Baa3	1,613,632
1,585	6.250%, 8/01/24	8/19 at 100.00	Baa3	1,812,321
1,265	6.375%, 8/01/25	8/19 at 100.00	Baa3	1,446,047
500	6.500%, 8/01/26	8/19 at 100.00	Baa3	571,720

1,100	Upland Community Redevelopment Agency, California, Tax Allocation Refunding Bonds, A Merged Project, Series 2006, 4.250%, 9/01/26 – AMBAC Insured	9/16 at 100.00	A	1,112,727

2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,744,704

3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured (13)	8/26 at 100.00	AA	3,153,780

Nuveen	91

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
$1,540	5.000%, 7/01/24	No Opt. Call	Baa1	$1,833,601
1,415	5.000%, 7/01/25	No Opt. Call	Baa1	1,693,076
1,450	3.250%, 7/01/27	No Opt. Call	Baa1	1,471,866
1,435	3.500%, 7/01/28	No Opt. Call	Baa1	1,474,692
1,355	3.750%, 7/01/29	No Opt. Call	Baa1	1,400,162

2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	Baa2	3,413,775

995	Whittier Public Financing Authority, California, Tax Allocation Revenue Bonds, Whittier Redevelopment Agency, Series 2007A, 5.000%, 11/01/21 (Pre-refunded 11/01/17) – AMBAC Insured	11/17 at 100.00	Baa2 (4)	1,060,332
333,565	Total California			356,847,850

	Colorado – 2.0%

1,125	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008, 5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (4)	1,261,800

5,050	Adams County, Colorado, Pollution Control Refunding Revenue Bonds, Public Service Company of Colorado Projects, Senior Lien Series 2005A, 4.375%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	5,066,968

2,250	Boulder Larimer & Weld Counties School District RE-1J Saint Vain Valley, Colorado, General Obligation Bonds, Refunding Series 2016A, 4.000%, 12/15/17	No Opt. Call	AA	2,370,938

175	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A, 4.750%, 6/15/22 (Pre-refunded 6/15/17)	6/17 at 100.00	A (4)	183,089

	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016:
2,000	3.125%, 10/01/31 (WI/DD, Settling 5/11/16)	10/25 at 100.00	Baa2	1,970,820
1,000	3.375%, 10/01/35 (WI/DD, Settling 5/11/16)	10/25 at 100.00	Baa2	991,730

1,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003B, 6.000%, 5/15/26 – AGM Insured	5/19 at 100.00	AA	1,114,010

16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	A+	17,076,055

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-7, 4.350%, 9/01/20 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AA (4)	777,584

1,525	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 5.125%, 10/01/17	No Opt. Call	A+	1,619,764

310	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33	6/23 at 100.00	BBB+	362,275

1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20 (ETM)	No Opt. Call	N/R (4)	1,537,452

6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB+	7,006,912

10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AA+ (4)	9,469,100

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/16	No Opt. Call	BBB+	1,003,710
290	5.250%, 6/01/18	6/16 at 100.00	BBB+	291,137

92	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$710	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/18 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	$712,996

1,510	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.250%, 11/01/23 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (4)	1,677,082

1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	3/20 at 100.00	BBB–	1,590,210

11,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	13,055,680

6,050	Denver, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	AA–	6,203,852

4,025	Denver, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/19 (Pre-refunded 11/15/16) – FGIC Insured	11/16 at 100.00	AA– (4)	4,122,888

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	3,544,200

1,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	1,577,160

	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
1,520	5.000%, 12/15/20	No Opt. Call	Aa2	1,790,074
2,215	5.000%, 12/15/21	No Opt. Call	Aa2	2,672,043
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2	1,829,253

1,485	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 5.700%, 12/01/17	No Opt. Call	BBB–	1,490,955

1,000	North Range Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 4.300%, 12/15/19 – ACA Insured	12/16 at 100.00	N/R	1,004,580

775	Platte River Power Authority, Colorado, Power Revenue Bonds, Refunding Series 2007GG, 4.500%, 6/01/17 – AGM Insured	No Opt. Call	AA	808,286

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,335	5.000%, 12/01/19	No Opt. Call	N/R	1,429,518
500	5.000%, 12/01/20	No Opt. Call	N/R	541,315

1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	1,228,790

1,325	Rangeview Library District, Adams County, Colorado, Certificates of Participation, Rangeview Library Projects, Series 2008, 4.500%, 12/15/20 (Pre-refunded 12/15/18) – AGC Insured	12/18 at 100.00	AA (4)	1,453,260

975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	BBB+	1,130,220

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A	2,464,188
2,030	4.000%, 12/01/24	12/20 at 100.00	A	2,251,270

1,000	Spring Mesa Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Refunding Series 2015, 3.750%, 12/01/44 – AGM Insured	12/25 at 100.00	AA	999,420

1,000	Walker Field Public Airport Authority, Colorado, Airport Revenue Bonds, Series 2007, 5.000%, 12/01/22	12/17 at 100.00	Baa2	1,053,930

Nuveen	93

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,240	Westminster, Colorado, Special Purpose Sales and Use Tax Revenue Bonds, Series 2007D, 5.000%, 12/01/23 (Pre-refunded 12/01/17) – AGM Insured	12/17 at 100.00	AA (4)	$1,324,605
108,820	Total Colorado			108,059,119

	Connecticut – 0.7%

500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, TEMPS-50 Series 2016B-2, 2.875%, 9/01/20	9/17 at 100.00	N/R	501,460

14,140	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U1, 1.000%, 7/01/33	No Opt. Call	AAA	14,134,627

12,070	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 1.000%, 7/01/33	No Opt. Call	AAA	12,065,413

2,645	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	7/16 at 100.00	A–	2,662,907

	Milford, Connecticut, General Obligation Bonds, Refunding Series 2016:
1,035	5.000%, 11/01/20	No Opt. Call	Aa1	1,220,772
1,580	5.000%, 11/01/21	No Opt. Call	Aa1	1,911,089

1,000	New Britain, Connecticut, General Obligation Bonds, Refunding Series 2016A, 5.000%, 3/01/19 – BAM Insured	No Opt. Call	Baa1	1,109,500

	Stratford, Connecticut, General Obligation Bonds, Series 2014:		Baa1
350	5.000%, 12/15/24	12/22 at 100.00	Aa3	432,313
495	5.000%, 12/15/26	12/22 at 100.00	Aa3	608,207
33,815	Total Connecticut		Aa3	34,646,288

	Delaware – 0.1%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,000	4.000%, 7/01/22	No Opt. Call	BBB	1,070,790
3,995	5.000%, 7/01/28	7/23 at 100.00	BBB	4,387,948
4,995	Total Delaware			5,458,738

	District of Columbia – 0.6%

3,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BB+	3,967,649

7,045	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	8,668,309

10,165	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – AGM Insured	No Opt. Call	AAA	11,317,813

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20 (Pre-refunded 10/01/19)	10/19 at 100.00	AA– (4)	499,708
1,715	6.500%, 10/01/23 (Pre-refunded 10/01/19)	10/19 at 100.00	AA– (4)	2,040,473
825	6.500%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	AA– (4)	981,569

3,740	District of Columbia, Revenue Bonds, The Catholic University of America, Series 2010, 5.000%, 10/01/23	10/18 at 100.00	A	4,094,028
27,790	Total District of Columbia			31,569,549

	Florida – 6.9%

12,500	Broward County School Board, Florida, Certificates of Participation, Series 2015A, 5.000%, 7/01/25	No Opt. Call	Aa3	15,675,875

94	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
$10,000	5.000%, 10/01/34 (Alternative Minimum Tax)	10/25 at 100.00	A+	$11,720,300
15,135	5.000%, 10/01/35 (Alternative Minimum Tax)	10/25 at 100.00	A+	17,670,718

	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2015:
9,685	5.000%, 10/01/32	10/25 at 100.00	A1	11,643,113
7,325	5.000%, 10/01/33	10/25 at 100.00	A1	8,785,605

	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
16,420	5.000%, 6/01/22	12/21 at 100.00	AA–	19,546,532
14,635	5.000%, 6/01/25	12/24 at 100.00	AA–	18,147,107

33,155	Citizens Property Insurance Corporation, Florida, High Risk Account Revenue Bonds, Series 2007A, 5.000%, 3/01/17 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	34,358,195

2,305	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1, 5.500%, 6/01/17	No Opt. Call	A+	2,422,163

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
3,600	5.000%, 6/01/18	No Opt. Call	AA–	3,905,388
275	5.000%, 6/01/19	No Opt. Call	AA–	308,000

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
305	5.250%, 6/01/17	No Opt. Call	A+	319,677
1,375	4.250%, 6/01/17	No Opt. Call	A+	1,426,288
1,195	4.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	1,237,004

	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
85	5.000%, 6/01/16	No Opt. Call	AA–	85,348
85	5.000%, 6/01/18	No Opt. Call	AA–	92,211
480	5.000%, 6/01/19	No Opt. Call	AA–	537,600
4,545	5.000%, 6/01/20	No Opt. Call	AA–	5,235,658
1,600	5.000%, 6/01/21	No Opt. Call	AA–	1,885,104

2,205	Clay County School Board, Florida, Certificates of Participation, Refunding Series 2005B, 5.000%, 7/01/18 – NPFG Insured	7/16 at 100.00	A2	2,213,489

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013:
3,190	4.750%, 11/01/23	No Opt. Call	BBB–	3,453,941
1,860	6.000%, 11/01/33	11/23 at 100.00	BBB–	2,093,690

	Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A:
410	5.650%, 9/01/17 – AGM Insured (Alternative Minimum Tax)	9/16 at 100.00	AA+	411,304
1,890	5.750%, 9/01/29 – AGM Insured (Alternative Minimum Tax)	9/16 at 100.00	AA+	1,894,442

840	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 2.100%, 7/01/22 (Mandatory put 4/11/19)	No Opt. Call	A2	861,218

3,275	Florida Governmental Utility Authority, Utility Revenue Bonds, Lake Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A–	3,457,549

2,700	Florida Governmental Utility Authority, Utility Revenue Bonds, Pasco Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	Baa1	2,832,948

Nuveen	95

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2016:
$1,250	5.000%, 4/01/32 (WI/DD, Settling 5/12/16)	4/26 at 100.00	A–	$1,493,163
1,750	5.000%, 4/01/33 (WI/DD, Settling 5/12/16)	4/26 at 100.00	A–	2,082,080
1,500	5.000%, 4/01/34 (WI/DD, Settling 5/12/16)	4/26 at 100.00	A–	1,778,940
1,500	5.000%, 4/01/35 (WI/DD, Settling 5/12/16)	4/26 at 100.00	A–	1,769,025

	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A:
5,500	5.000%, 10/01/21	No Opt. Call	A+	6,523,165
12,000	5.000%, 10/01/30	10/26 at 100.00	A+	14,802,480
8,000	5.000%, 10/01/31	10/26 at 100.00	A+	9,824,880

1,500	Florida State Department of Children and Families, Certificates of Participation, South Florida Evaluation Treatment Project, Series 2005, 5.000%, 10/01/25	No Opt. Call	AA+	1,505,775

4,270	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Refunding Series 2006A, 5.000%, 7/01/16 – NPFG Insured	No Opt. Call	AA	4,303,605

	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006:
1,695	5.250%, 6/01/26 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	1,702,187
690	5.250%, 6/01/26 (Pre-refunded 6/01/16)	6/16 at 100.00	A– (4)	692,953

2,240	Jacksonville, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	AA	2,611,549

1,940	Jacksonville, Florida, Special Revenue Bonds, Series 20120C, 5.000%, 10/01/24	No Opt. Call	AA–	2,346,624

7,000	Lee County, Florida, Airport Revenue Bonds, Refunding Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA	8,094,450

6,000	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/35	4/25 at 100.00	A–	7,087,560

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
2,415	5.000%, 7/01/24	No Opt. Call	A	2,989,480
1,250	5.000%, 7/01/27	7/24 at 100.00	A	1,514,625

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
925	5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A	1,074,850
5,000	5.000%, 10/01/22 (Alternative Minimum Tax)	No Opt. Call	A	6,005,700

6,290	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A	7,030,962

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,975	5.000%, 4/01/21	4/20 at 100.00	AA–	2,256,398
5,015	5.250%, 4/01/30	4/20 at 100.00	AA–	5,723,018

5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 – AGM Insured	10/20 at 100.00	AA	5,743,400

605	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28	10/18 at 100.00	BBB+	663,370

1,495	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	1,666,088

2,525	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31	12/24 at 100.00	BBB+	2,907,891

96	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,235	Palm Beach County School Board, Florida, Certificates of Participation, Series 2014B, 5.000%, 8/01/22	No Opt. Call	Aa3	$5,133,286

10,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	11,905,000

10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – NPFG Insured	9/16 at 100.00	A1	10,457,178

	South Florida Water Management District, Certificates of Participation, Series 2015:
3,000	5.000%, 10/01/23	No Opt. Call	AA	3,714,690
2,250	5.000%, 10/01/24	No Opt. Call	AA	2,820,285

23,190	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Refunding Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA–	24,381,270

	Tallahassee, Florida, Capital Improvement Revenue Bonds, Series 2014:
2,880	5.000%, 10/01/32	10/22 at 100.00	Aa2	3,451,997
3,025	5.000%, 10/01/33	10/22 at 100.00	Aa2	3,613,605

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
585	5.000%, 9/01/22	No Opt. Call	A+	699,362
2,600	5.000%, 9/01/23	9/22 at 100.00	A+	3,080,844
1,240	3.125%, 9/01/24	9/22 at 100.00	A+	1,312,515
1,260	5.000%, 9/01/25	9/22 at 100.00	A+	1,509,946
1,500	5.000%, 9/01/27	9/22 at 100.00	A+	1,774,455
1,965	5.000%, 9/01/28	No Opt. Call	A+	2,312,982
5,760	4.000%, 9/01/33	No Opt. Call	A+	6,134,630

350	Vero Beach, Florida, Electric Refunding Revenue Bonds, Series 2003A, 4.000%, 12/01/19 – AGM Insured	12/18 at 100.00	A1	374,997
314,545	Total Florida			359,091,727

	Georgia – 1.4%

	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B:
2,010	5.000%, 1/01/23	No Opt. Call	AA–	2,401,990
1,500	5.000%, 1/01/28	No Opt. Call	AA–	1,755,045

	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
11,010	5.000%, 1/01/27	1/24 at 100.00	AA–	13,409,409
4,275	5.000%, 1/01/29	1/24 at 100.00	AA–	5,139,063
6,750	5.000%, 1/01/30	1/24 at 100.00	AA–	8,066,858

2,000	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Refunding Series 2007, 4.375%, 12/01/18 – AGC Insured	12/17 at 100.00	AA	2,094,160

1,940	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	2,232,125

	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc., Series 2012A:
2,000	5.000%, 1/01/18	No Opt. Call	AA	2,140,960
3,325	5.000%, 1/01/23	1/22 at 100.00	AA	4,030,000
5,560	5.000%, 1/01/24	1/22 at 100.00	AA	6,701,579
8,990	5.000%, 1/01/25	1/22 at 100.00	AA	10,759,502

1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB–	1,444,100

Nuveen	97

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

	Forsyth County School District, Georgia, General Obligation Bonds, Series 2014:
$1,000	5.000%, 2/01/27	No Opt. Call	AA+	$1,234,510
1,250	5.000%, 2/01/28	No Opt. Call	AA+	1,533,050

3,025	Georgia State, General Obligation Bonds, Refunding Series 2009I, 5.000%, 7/01/19	No Opt. Call	AAA	3,426,206

200	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Anticipation Certificates Series 2008A, 5.250%, 8/01/23	8/18 at 100.00	A2	218,168

1,805	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Anticipation Certificates Series 2008A, 5.250%, 8/01/23 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	1,985,807

2,770	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/21	No Opt. Call	AA–	3,310,067
60,660	Total Georgia			71,882,599

	Guam – 0.1%

4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	4,730,387

	Hawaii – 1.1%

5,005	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30	7/20 at 100.00	A1	5,636,831

1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30	7/20 at 100.00	A1	1,175,429

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A:
5,500	5.000%, 7/01/26	7/25 at 100.00	AA–	6,881,655
4,510	5.000%, 7/01/27	7/25 at 100.00	AA–	5,593,843
7,825	5.000%, 7/01/28	7/25 at 100.00	AA–	9,672,326
9,180	5.000%, 7/01/29	7/25 at 100.00	AA–	11,270,011
8,195	5.000%, 7/01/30	7/25 at 100.00	AA–	10,003,718

8,600	Hawaiian Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds, Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	9,182,994
49,840	Total Hawaii			59,416,807

	Idaho – 0.3%

560	Boise City, Idaho, Airport Revenue Bonds, Aircraft Maintenance Facilities Project, Subordinate Series 2015, 3.750%, 9/01/32 (Alternative Minimum Tax)	9/25 at 100.00	A2	593,970

3,205	Boise State University, Idaho, General Revenue Bonds, Refunding Series 2016A, 3.000%, 4/01/36	4/26 at 100.00	A+	3,195,417

3,095	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	3,511,804

	Madison County School District 321, Idaho, General Obligation Bonds, Sales Tax and Credit Enhancement Guaranty, Refunding Series 2014BX:
2,595	5.000%, 8/15/21	No Opt. Call	Aaa	3,118,931
2,710	5.000%, 8/15/22	No Opt. Call	Aaa	3,333,246

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
450	5.250%, 9/01/16	No Opt. Call	BB+	455,616
1,300	5.250%, 9/01/20	9/16 at 100.00	BB+	1,311,050

98	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Idaho (continued)

$1,000	University of Idaho, General Revenue Bonds, Series 2007B, 4.500%, 4/01/41 (Mandatory put 4/01/18) – AGM Insured	No Opt. Call	AA	$1,059,860
14,915	Total Idaho			16,579,894

	Illinois – 11.4%

1,840	Bolingbrook Park District, Illinois, General Obligation Bonds, Series 2007A, 4.500%, 1/01/17 – CIFG Insured	No Opt. Call	Aa2	1,885,154

	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A:
2,800	0.000%, 1/01/30	7/23 at 72.73	A1	1,532,244
2,550	0.000%, 1/01/31	7/23 at 68.94	A1	1,321,971
2,750	0.000%, 1/01/32	7/23 at 65.28	A1	1,349,013
4,000	0.000%, 1/01/33	7/23 at 61.69	A1	1,850,240

19,635	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B+	18,660,122

13,235	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Unlimited Tax Refunding Series 2006, 5.000%, 12/01/24	6/16 at 100.00	AAA	13,288,072

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,530	5.250%, 12/01/25	12/21 at 100.00	AA	4,032,990
3,235	5.250%, 12/01/26	12/21 at 100.00	AA	3,673,666

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2015A:
5,700	5.000%, 1/01/33 (Alternative Minimum Tax)	1/25 at 100.00	A	6,517,779
4,225	5.000%, 1/01/34 (Alternative Minimum Tax)	1/25 at 100.00	A	4,813,923

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,745	5.000%, 1/01/26	1/19 at 100.00	A–	1,746,605
2,530	5.000%, 1/01/27	No Opt. Call	AA–	2,523,624

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
6,570	5.000%, 1/01/23	No Opt. Call	BBB+	6,818,477
7,580	5.000%, 1/01/24	No Opt. Call	BBB+	7,753,961
4,440	5.000%, 1/01/25	No Opt. Call	BBB+	4,492,658
1,940	5.000%, 1/01/26	No Opt. Call	BBB+	1,945,762

1,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/24	12/23 at 100.00	AA	1,737,480

1,410	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Bonds, Refunding Series 2007A, 5.000%, 12/01/26 – AGM Insured	No Opt. Call	AA+	1,496,306

3,465	Cook County High School District 205 Thornton Township, Illinois, General Obligation Bonds, Series 2008, 5.250%, 12/01/21 – AGC Insured	12/18 at 100.00	AA	3,817,183

1,000	Cook County High School District 209, Proviso Township, Illinois, General Obligation Bonds, Series 2004, 5.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	1,021,690

1,175	Cook County School District 88, Bellwood, Illinois, General Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 – AGM Insured	No Opt. Call	A2	1,179,418

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
2,600	5.000%, 11/15/20	No Opt. Call	AA	2,900,378
2,770	5.000%, 11/15/21	No Opt. Call	AA	3,135,640
2,400	5.000%, 11/15/22	No Opt. Call	AA	2,752,536

Nuveen	99

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Grundy and Will Counties Community Unit School District 1 Coal City, Illinois, General Obligation Bonds, Series 2008:
$1,550	5.875%, 2/01/19	8/18 at 100.00	Aa3	$1,714,517
2,100	5.875%, 2/01/22	8/18 at 100.00	Aa3	2,319,387
2,545	5.875%, 2/01/24	8/18 at 100.00	Aa3	2,809,069

1,515	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGC Insured	No Opt. Call	Aa3	1,469,186

1,245	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGM Insured (ETM)	No Opt. Call	Aa3 (4)	1,226,549

1,000	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 4.750%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	AA–	1,026,410

1,555	Illinois Finance Authority, Gas Supply Revenue Refunding Bonds, Peoples Gas, Light and Coke Company, Senior Lien Series 2005A, 4.300%, 6/01/35 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	Aa3 (4)	1,560,334

1,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/23	No Opt. Call	AA	1,231,370

3,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	3,363,480

13,685	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	BBB	15,185,560

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
475	5.000%, 9/01/26	9/24 at 100.00	BBB	550,364
1,205	5.000%, 9/01/27	9/24 at 100.00	BBB	1,387,497
775	5.000%, 9/01/29	9/24 at 100.00	BBB	880,919
2,450	5.000%, 9/01/34	9/24 at 100.00	BBB	2,756,103
2,080	4.625%, 9/01/39	9/24 at 100.00	BBB	2,227,680
7,000	5.000%, 9/01/42	9/24 at 100.00	BBB	7,804,300

	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A:
1,200	6.000%, 2/01/25 – AMBAC Insured	2/18 at 100.00	A	1,300,644
1,280	6.000%, 2/01/26 – AMBAC Insured	2/18 at 100.00	A	1,385,024
500	6.000%, 2/01/28 – AMBAC Insured	2/18 at 100.00	A	540,260

1,000	Illinois Finance Authority, Revenue Bonds, Franciscan Communities Inc., Refunding Series 2007A, 5.500%, 5/15/27	5/17 at 100.00	BBB–	1,030,130

1,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.500%, 2/01/23	2/19 at 100.00	Baa3	1,058,950

	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
1,390	5.000%, 5/15/23	5/22 at 100.00	Baa1	1,575,621
1,120	5.000%, 5/15/25	5/22 at 100.00	Baa1	1,254,086
1,175	5.000%, 5/15/26	5/22 at 100.00	Baa1	1,307,387

15	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	A+	16,170

4,235	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29 (Pre-refunded 5/15/19)	5/19 at 100.00	A (4)	5,021,778

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,000	5.000%, 11/15/27	11/25 at 100.00	A	1,204,630
1,885	5.000%, 11/15/28	11/25 at 100.00	A	2,248,711
2,000	5.000%, 11/15/29	11/25 at 100.00	A	2,370,860

100	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/21 (Pre-refunded 5/15/17) – NPFG Insured	5/17 at 100.00	AA– (4)	$2,089,780

9,570	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	No Opt. Call	Aa3	9,605,122

4,000	Illinois Finance Authority, Revenue Bonds, Roosevelt University Project, Refunding Series 2009, 5.750%, 4/01/24	10/19 at 100.00	Baa3	4,363,600

	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007:
500	5.250%, 4/01/22	4/17 at 100.00	Baa3	511,065
3,600	5.400%, 4/01/27	4/17 at 100.00	Baa3	3,665,376

2,030	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 6.750%, 11/01/24 (Pre-refunded 11/01/18)	11/18 at 100.00	Aaa	2,331,475

1,505	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	1,753,280

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
2,215	5.000%, 8/15/35	8/25 at 100.00	Baa1	2,518,942
5,000	5.000%, 8/15/44	8/25 at 100.00	Baa1	5,609,400

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	5,968,000

2,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2009A, 5.500%, 2/15/17	No Opt. Call	AA	2,073,940

600	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (5), (6)	No Opt. Call	N/R	6

	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A:
700	5.400%, 5/15/17 (5)	No Opt. Call	N/R	7
700	5.500%, 5/15/18 (6)	No Opt. Call	N/R	7

3,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	3,555,841

	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B:
2,900	5.000%, 12/15/17	12/16 at 100.00	AA+	2,981,577
2,530	5.000%, 6/15/18	12/16 at 100.00	AA+	2,599,170

9,955	Illinois State, General Obligation Bonds, April Series 2014, 5.000%, 4/01/23	No Opt. Call	A–	11,240,887

	Illinois State, General Obligation Bonds, February Series 2014:
4,000	5.000%, 2/01/23	No Opt. Call	A–	4,509,560
3,000	5.000%, 2/01/24	No Opt. Call	A–	3,405,780
4,630	5.000%, 2/01/25	2/24 at 100.00	A–	5,199,536
4,675	5.000%, 2/01/26	2/24 at 100.00	A–	5,211,784
6,000	5.000%, 2/01/27	2/24 at 100.00	A–	6,625,260

	Illinois State, General Obligation Bonds, Refunding Series 2010:
520	5.000%, 1/01/17	No Opt. Call	A–	532,615
1,785	5.000%, 1/01/18	No Opt. Call	A–	1,884,710
6,040	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	6,551,830
5,000	5.000%, 1/01/19	No Opt. Call	A–	5,396,450

Nuveen	101

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois State, General Obligation Bonds, Refunding Series 2012:
$7,750	5.000%, 8/01/20	No Opt. Call	A–	$8,605,445
6,385	5.000%, 8/01/21	No Opt. Call	A–	7,119,083
15,265	5.000%, 8/01/22	No Opt. Call	A–	17,164,577
2,730	5.000%, 8/01/23	No Opt. Call	A–	3,091,452
270	5.000%, 8/01/25	8/22 at 100.00	A–	296,846

	Illinois State, General Obligation Bonds, Series 2004A:
2,590	5.000%, 3/01/18	7/16 at 100.00	A–	2,597,848
815	5.000%, 3/01/22	7/16 at 100.00	A–	817,469

	Illinois State, General Obligation Bonds, Series 2006A:
1,075	5.000%, 6/01/17	No Opt. Call	A–	1,115,947
10,000	5.000%, 6/01/18	No Opt. Call	A–	10,683,100
350	5.000%, 6/01/22	No Opt. Call	A–	357,235
135	5.000%, 6/01/26	12/16 at 100.00	A–	137,614

1,455	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/27	7/16 at 100.00	A–	1,463,104

1,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A–	1,045,500

	Illinois State, General Obligation Bonds, Series 2012A:
7,790	4.000%, 1/01/20	No Opt. Call	A–	8,267,683
12,110	4.000%, 1/01/22	No Opt. Call	A–	12,906,233

	Illinois State, General Obligation Bonds, Series 2013:
4,200	5.500%, 7/01/25	7/23 at 100.00	A–	4,807,320
2,760	5.500%, 7/01/26	7/23 at 100.00	A–	3,144,854
1,000	5.500%, 7/01/27	7/23 at 100.00	A–	1,131,930

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,715	5.000%, 12/01/21	No Opt. Call	AA–	2,051,963
3,335	5.000%, 12/01/22	No Opt. Call	AA–	4,062,864
4,110	5.000%, 1/01/33	1/23 at 100.00	AA–	4,748,612

6,780	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2016A, 5.000%, 12/01/31	1/26 at 100.00	AA–	8,234,581

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
11,000	5.000%, 1/01/36	1/24 at 100.00	AA–	12,791,900
6,000	5.000%, 1/01/37	1/24 at 100.00	AA–	6,959,340

11,470	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–	14,209,495

10,550	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/37	1/26 at 100.00	AA–	12,435,813

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
8,570	9.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+	11,888,304
1,200	9.000%, 1/01/23 – AGM Insured	No Opt. Call	AA+	1,731,492
5,150	9.000%, 1/01/25 – AGM Insured	No Opt. Call	AA+	7,980,234

3,270	Kendall County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007, 5.250%, 1/01/24 – FGIC Insured	1/18 at 100.00	AA–	3,481,242

	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General Obligation Bonds, Refunding Series 2016:
5,000	5.000%, 2/01/34	2/26 at 100.00	Aa2	5,826,300
3,465	5.000%, 2/01/35	2/26 at 100.00	Aa2	4,018,603

102	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,100	Madison and Jersey Counties Community Unit School District 11, Alton, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA	$1,962,660

	McCook, Illinois, General Obligation Bonds, Series 2008:
500	5.000%, 12/01/26	12/18 at 100.00	BBB	531,425
1,000	5.100%, 12/01/28	12/18 at 100.00	BBB	1,065,350

1,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2002B, 5.200%, 6/15/17 – NPFG Insured	No Opt. Call	AA–	1,041,720

2,270	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011., 0.000%, 12/01/24	No Opt. Call	A	1,750,057

1,494	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	No Opt. Call	AA	1,705,042

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
295	5.000%, 10/01/23	10/22 at 100.00	Baa1	343,445
275	5.000%, 10/01/24	10/22 at 100.00	Baa1	317,977

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,610	5.250%, 6/01/21	No Opt. Call	A	8,965,569
11,150	5.500%, 6/01/23	6/21 at 100.00	A	13,158,338

	Saint Clair County, Illinois, General Obligation Bonds, Alternative Revenue Source Refunding Series 2009:
360	4.500%, 10/01/20	10/19 at 100.00	AA	399,168
370	5.000%, 10/01/22	10/19 at 100.00	AA	410,389

	Saint Clair County, Illinois, General Obligation Bonds, Alternative Revenue Source Refunding Series 2009:
640	4.500%, 10/01/20 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	718,387
730	5.000%, 10/01/22 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	831,696

1,680	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	A2	1,666,493

1,320	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured (ETM)	No Opt. Call	A2 (4)	1,314,298

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
2,520	7.125%, 11/01/43	11/23 at 100.00	AA	3,399,228
2,400	7.625%, 11/01/48	11/23 at 100.00	AA	3,312,312

7,285	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2016B, 4.000%, 10/15/40	10/25 at 100.00	A	7,481,476

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	1,059,430

2,000	Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/26	2/17 at 100.00	BBB+	2,022,400

1,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16) – NPFG Insured	10/16 at 100.00	AA– (4)	1,019,040

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
7,770	5.000%, 3/01/33	3/25 at 100.00	A	9,047,077
13,960	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	16,337,667

Nuveen	103

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012:
$3,205	4.000%, 11/01/21	No Opt. Call	A+	$3,605,753
2,830	4.000%, 11/01/22	No Opt. Call	A+	3,211,484

	Will and Kendall Counties Community Consolidated School District 202 Plainfield, Illinois, General Obligation Bonds, Series 2016C:
9,760	5.000%, 1/01/22	No Opt. Call	Aa3	11,581,411
3,355	5.000%, 1/01/23	No Opt. Call	Aa3	4,057,537
3,295	5.000%, 1/01/24	No Opt. Call	Aa3	4,042,042
4,215	5.000%, 1/01/25	No Opt. Call	Aa3	5,217,074

5,675	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/30	No Opt. Call	Baa3	3,357,954

3,870	Will County School District 86, Joliet, Illinois, General Obligation Bonds, Series 2002, 0.000%, 11/01/17 – AGM Insured	No Opt. Call	AA	3,789,040

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
535	6.250%, 6/01/24	6/18 at 100.00	AA	591,400
1,005	5.750%, 6/01/25	6/18 at 100.00	AA	1,099,209
335	5.750%, 6/01/26	6/18 at 100.00	AA	366,111

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
325	5.750%, 6/01/25 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	358,556
85	5.750%, 6/01/26 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	93,776

7,755	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB	8,759,273

	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
4,070	0.000%, 2/01/25	No Opt. Call	AA–	3,256,407
3,340	0.000%, 2/01/26	No Opt. Call	AA–	2,560,344
543,249	Total Illinois			591,240,866

	Indiana – 4.5%

710	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/17	No Opt. Call	BB+	720,082

1,000	Avon Community School Building Corporation, Hendricks County, Indiana, First Mortgage Bonds, Refunding Series 2007, 4.500%, 7/15/20 – AMBAC Insured	7/17 at 100.00	AA+	1,043,200

	Carmel Local Public Improvement Bond Bank, Indiana, Multipurpose Revenue Bonds, Series 2016:
1,980	5.000%, 7/15/29 (WI/DD, Settling 5/05/16)	7/26 at 100.00	AA+	2,479,495
13,695	5.000%, 7/15/30 (WI/DD, Settling 5/05/16)	7/26 at 100.00	AA+	17,037,676
6,010	5.000%, 7/15/31 (WI/DD, Settling 5/05/16)	7/26 at 100.00	AA+	7,439,959
8,110	5.000%, 7/15/32 (WI/DD, Settling 5/05/16)	7/26 at 100.00	AA+	9,989,979

540	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014A, 4.000%, 1/01/18	No Opt. Call	AA	569,014

104	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014B:
$545	5.000%, 7/01/17	No Opt. Call	AA	$572,435
500	4.000%, 1/01/18	No Opt. Call	AA	526,865
1,000	4.000%, 1/01/19	No Opt. Call	AA	1,081,660
435	5.000%, 1/01/20	No Opt. Call	AA	496,901
1,000	5.000%, 7/01/20	No Opt. Call	AA	1,159,260
500	5.000%, 1/01/21	No Opt. Call	AA	586,570

	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2016A:
6,940	5.000%, 12/01/22	No Opt. Call	AA	8,506,774
5,350	5.000%, 12/01/23	No Opt. Call	AA	6,661,499
1,895	5.000%, 12/01/24	No Opt. Call	AA	2,389,121

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,130	3.500%, 10/01/26	10/23 at 100.00	BBB+	1,157,674
500	5.000%, 10/01/29	10/23 at 100.00	BBB+	559,205

4,000	Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project, Refunding Series 2015A, 5.250%, 2/01/37	8/25 at 100.00	AA+	4,758,080

11,020	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB+	11,307,953

	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
1,300	5.250%, 9/01/27 (Alternative Minimum Tax)	9/24 at 100.00	BBB–	1,516,411
6,275	5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB–	7,101,731
6,830	5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB–	7,572,967

5,300	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.250%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	6,332,758

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
885	5.000%, 10/01/21	No Opt. Call	AA	1,055,504
675	5.000%, 10/01/22	No Opt. Call	AA	819,929
620	5.000%, 10/01/23	No Opt. Call	AA	766,109
600	5.000%, 10/01/24	No Opt. Call	AA	752,472
1,215	5.000%, 10/01/25	10/24 at 100.00	AA	1,510,853
1,710	5.000%, 10/01/26	10/24 at 100.00	AA	2,103,933

8,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 2.950%, 10/01/22	7/22 at 100.00	A	8,537,680

	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2011A-1:
7,000	5.000%, 11/15/34	11/25 at 100.00	AA+	8,418,410
9,710	5.000%, 11/15/35	11/25 at 100.00	AA+	11,623,064

	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A:
2,750	5.250%, 1/01/33	7/23 at 100.00	A+	3,253,553
2,500	5.250%, 1/01/34	7/23 at 100.00	A+	2,948,775

2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	AA–	3,346,084

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA–	6,127,500

Nuveen	105

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2013A:
$7,900	5.250%, 8/15/28	8/23 at 100.00	AA–	$9,462,620
10,000	5.250%, 8/15/29	8/23 at 100.00	AA–	11,923,300

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
500	5.000%, 10/01/27	10/24 at 100.00	A	603,885
720	5.000%, 10/01/28	10/24 at 100.00	A	863,338
1,000	5.000%, 10/01/29	10/24 at 100.00	A	1,192,980
1,360	5.000%, 10/01/31	10/24 at 100.00	A	1,606,554
1,215	5.000%, 10/01/33	10/24 at 100.00	A	1,425,231

2,985	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	AA–	3,337,290

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,675	5.000%, 4/01/21	No Opt. Call	Baa2	1,895,145
940	5.000%, 4/01/22	No Opt. Call	Baa2	1,075,567
2,015	5.000%, 4/01/24	4/22 at 100.00	Baa2	2,243,118

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
500	4.000%, 2/01/17	No Opt. Call	N/R	505,330
500	4.000%, 8/01/17	No Opt. Call	N/R	508,390
500	4.250%, 2/01/18	No Opt. Call	N/R	513,325
500	4.250%, 8/01/18	No Opt. Call	N/R	516,775
500	4.500%, 2/01/19	No Opt. Call	N/R	521,625
500	4.500%, 8/01/19	No Opt. Call	N/R	524,765
500	4.750%, 2/01/20	No Opt. Call	N/R	530,590
500	4.750%, 8/01/20	No Opt. Call	N/R	532,800
250	4.750%, 2/01/21	No Opt. Call	N/R	266,198
500	4.750%, 8/01/21	No Opt. Call	N/R	534,360
500	5.000%, 2/01/22	No Opt. Call	N/R	541,765
500	5.000%, 8/01/22	2/22 at 100.00	N/R	540,280
500	5.000%, 8/01/23	2/22 at 100.00	N/R	537,080
500	5.000%, 2/01/24	2/22 at 100.00	N/R	534,770

1,300	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2007, 4.000%, 7/15/18 – NPFG Insured	7/17 at 100.00	AA+	1,352,663

1,105	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	5/16 at 100.00	N/R (4)	1,314,221

450	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A, 5.750%, 5/15/16 (ETM)	No Opt. Call	N/R (4)	451,031

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
1,000	5.000%, 2/01/25	8/24 at 100.00	A	1,219,770
1,000	5.000%, 2/01/26	8/24 at 100.00	A	1,205,530
1,805	5.000%, 2/01/27	8/24 at 100.00	A	2,162,589
1,750	5.000%, 2/01/29	8/24 at 100.00	A	2,066,820
2,700	5.000%, 2/01/31	8/24 at 100.00	A	3,165,426

19,905	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2015, 5.000%, 11/01/45 (Mandatory put 11/01/22) (Alternative Minimum Tax)	No Opt. Call	A–	23,284,869
198,105	Total Indiana			231,791,135

106	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa – 1.3%

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
$1,000	5.250%, 6/15/25	6/20 at 100.00	A2	$1,129,110
2,000	5.250%, 6/15/26	6/20 at 100.00	A2	2,251,080
3,135	5.250%, 6/15/27	6/20 at 100.00	A2	3,515,808
2,000	5.375%, 6/15/28	6/20 at 100.00	A2	2,254,300
2,035	5.500%, 6/15/29	6/20 at 100.00	A2	2,298,980
1,000	5.500%, 6/15/30	No Opt. Call	A2	1,127,190

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,830	5.000%, 1/01/23 – AGM Insured	1/21 at 100.00	AA	2,127,814
1,890	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA	2,187,373
1,520	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA	1,749,505
1,000	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA	1,144,690

10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	Aa3	11,452,600

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:
2,000	5.250%, 7/01/16	No Opt. Call	BB+	2,012,400
820	5.000%, 7/01/19	7/16 at 100.00	BB+	823,682

	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Series 2013:
8,655	5.000%, 7/01/27	7/23 at 100.00	A1	10,267,253
6,820	5.000%, 7/01/28	7/23 at 100.00	A1	8,045,690

11,140	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	11,525,555

1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.500%, 9/01/25	9/20 at 100.00	BB	1,330,800

2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22	6/20 at 100.00	AA	2,251,500
60,095	Total Iowa			67,495,330

	Kansas – 1.1%

14,655	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993A, 2.950%, 12/01/23	4/23 at 101.00	A	15,792,814

10,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993B, 2.950%, 12/01/23	4/23 at 101.00	A	10,776,400

1,510	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding Series 1996, 4.875%, 10/01/19	No Opt. Call	Aaa	1,627,101

1,405	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 4.500%, 11/15/17	No Opt. Call	A2	1,409,805

2,200	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/23	11/19 at 100.00	Aa2	2,513,302

3,175	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29	11/17 at 100.00	Aa2	3,356,801

1,850	Kansas Development Finance Authority, Revenue Bonds, Kansas State Projects, Series 2007K, 4.500%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA–	1,953,656

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008, 5.125%, 9/01/21	9/17 at 100.00	A+	1,056,180

Nuveen	107

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$50	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-2, 6.700%, 6/01/29	No Opt. Call	Aaa	$50,537

10,150	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	12,232,577

	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
1,900	5.000%, 9/01/21	No Opt. Call	A+	2,266,073
660	5.000%, 9/01/22	No Opt. Call	A+	798,719
1,505	5.000%, 9/01/23	No Opt. Call	A+	1,854,431

60	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	45,400
50,120	Total Kansas			55,733,796

	Kentucky – 1.5%

1,795	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2015A, 4.500%, 6/01/46	6/25 at 100.00	BBB+	1,878,809

2,450	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.625%, 8/15/27	8/19 at 100.00	A+	2,674,371

8,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	8,772,102

5,870	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	6,123,173

20,700	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	Aa3	22,684,302

460	Laurel County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2006, 4.500%, 8/01/24 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	Aa3 (4)	464,710

7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	Aa3	8,108,310

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,320	5.000%, 7/01/26 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,581,413
3,280	5.000%, 7/01/28 (Alternative Minimum Tax)	7/24 at 100.00	A+	3,860,068

1,135	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc Project, Refunding & Improvement Series 2008A, 6.000%, 5/01/28	5/18 at 100.00	Baa3	1,213,939

4,420	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A	4,446,387

10,200	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	10,248,756

2,055	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	No Opt. Call	A1	2,102,594

108	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011:
$1,255	6.000%, 3/01/22	No Opt. Call	A3	$1,474,751
1,320	6.250%, 3/01/23	No Opt. Call	A3	1,557,455
1,285	6.250%, 3/01/24	3/21 at 100.00	A3	1,507,883

1,435	University of Kentucky, General Receipts Bonds, Series 2014B, 5.000%, 4/01/17	No Opt. Call	AA	1,493,591
74,155	Total Kentucky			80,192,614

	Louisiana – 2.5%

5,035	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	BBB	5,063,397

	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B:
970	5.000%, 2/01/23	No Opt. Call	AA	1,188,822
515	5.000%, 2/01/24	No Opt. Call	AA	641,824
800	5.000%, 2/01/25	No Opt. Call	AA	1,008,016

475	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured	6/22 at 100.00	AA	566,257

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
1,330	5.000%, 6/01/17 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	1,335,426
40	5.000%, 6/01/21 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	40,163
865	5.000%, 6/01/22 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	868,529

245	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006-C1, 5.875%, 6/01/23	6/18 at 100.00	AA	269,400

5	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006C-3, 6.125%, 6/01/25 – AGC Insured	6/18 at 100.00	AA	5,527

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A:
2,275	5.000%, 2/01/28	2/24 at 100.00	AA–	2,704,657
2,850	5.000%, 2/01/29	2/24 at 100.00	AA–	3,370,667
2,000	5.000%, 2/01/30	2/24 at 100.00	AA–	2,351,860

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
2,000	6.750%, 12/15/37 (7)	12/17 at 100.00	N/R	1,285,820
320	6.000%, 12/15/37 (7)	No Opt. Call	N/R	175,680

30	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	16,470

960	Louisiana Public Facilities Authority, Revenue Bonds, Entergy Louisiana, LLC Project, Refunding Series 2016A, 3.375%, 9/01/28	3/21 at 100.00	A–	978,614

24,340	Louisiana Public Facilities Authority, Revenue Bonds, Entergy Louisiana, LLC Project, Refunding Series 2016B, 3.500%, 6/01/30	6/21 at 100.00	A–	24,840,430

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
1,465	5.000%, 5/15/16	No Opt. Call	A–	1,467,740
3,735	5.000%, 5/15/20	5/17 at 100.00	A–	3,907,744

550	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.000%, 5/15/16 (ETM)	No Opt. Call	N/R (4)	551,122

Nuveen	109

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$1,420	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.000%, 5/15/20 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	$1,485,263

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,050	5.000%, 7/01/22	No Opt. Call	A	1,267,938
2,750	5.000%, 7/01/29	7/23 at 100.00	A	3,202,705
5,000	5.000%, 7/01/31	7/23 at 100.00	A	5,780,400
3,835	5.000%, 7/01/32	7/23 at 100.00	A	4,417,306

	Louisiana State, Unclaimed Property Special Revenue Bonds, Interstate 49 North Project, Series 2013:
1,165	5.000%, 9/01/29	9/23 at 100.00	AA–	1,355,454
5,070	5.000%, 9/01/31	9/23 at 100.00	AA–	5,848,752
4,000	5.000%, 9/01/32	9/23 at 100.00	AA–	4,597,160

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
4,140	5.000%, 12/01/19	No Opt. Call	A+	4,684,162
3,940	5.000%, 12/01/20	No Opt. Call	A+	4,563,150
5,400	5.000%, 12/01/21	No Opt. Call	A+	6,359,796

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 12/01/22	No Opt. Call	A+	1,199,280
870	5.000%, 12/01/23	No Opt. Call	A+	1,060,373
1,010	5.000%, 12/01/24	No Opt. Call	A+	1,246,956
470	5.000%, 12/01/25	No Opt. Call	A+	585,418
255	5.000%, 12/01/26	12/25 at 100.00	A+	314,616
730	5.000%, 12/01/27	12/25 at 100.00	A+	892,856

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
1,200	5.000%, 6/01/20	No Opt. Call	A	1,376,748
100	5.000%, 6/01/24	No Opt. Call	A	122,322
500	5.000%, 6/01/25	6/24 at 100.00	A	605,210
500	5.000%, 6/01/26	6/24 at 100.00	A	600,040
500	5.000%, 6/01/27	6/24 at 100.00	A	594,920
330	5.000%, 6/01/28	6/24 at 100.00	A	388,928
570	5.000%, 6/01/29	6/24 at 100.00	A	668,450

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
385	5.000%, 6/01/30	6/25 at 100.00	A	456,337
775	5.000%, 6/01/32	6/25 at 100.00	A	911,648
1,000	5.000%, 6/01/33	6/25 at 100.00	A	1,171,060
650	5.000%, 6/01/35	6/25 at 100.00	A	755,541

500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	A3	562,580

6,585	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	7,201,093

9,930	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015, 5.000%, 12/01/40	12/25 at 100.00	BBB+	11,493,379
116,435	Total Louisiana			128,408,006

	Maine – 0.1%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	1,140,800
3,850	6.750%, 7/01/41	7/21 at 100.00	BBB–	4,386,267

110	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maine (continued)

$630	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 – FGIC Insured	1/18 at 100.00	AA	$664,398

110	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 (Pre-refunded 1/01/18) – FGIC Insured	1/18 at 100.00	A1 (4)	116,233

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
500	4.000%, 7/01/18	No Opt. Call	BBB+	527,710
225	4.000%, 7/01/20	No Opt. Call	BBB+	244,145
290	5.000%, 7/01/22	No Opt. Call	BBB+	336,168
6,605	Total Maine			7,415,721

	Maryland – 0.7%

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2013A:
500	5.000%, 7/01/21	No Opt. Call	AA	595,275
1,000	5.000%, 7/01/26	1/24 at 100.00	AA	1,236,820
1,715	5.000%, 7/01/27	1/24 at 100.00	AA	2,105,917

30	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	No Opt. Call	Aa2	30,101

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	274,063

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
700	5.000%, 6/01/27 – AGM Insured	6/26 at 100.00	AA	874,069
1,000	5.000%, 6/01/28 – AGM Insured	6/26 at 100.00	AA	1,238,890
1,000	5.000%, 6/01/29 – AGM Insured	6/26 at 100.00	AA	1,231,060
875	5.000%, 6/01/30 – AGM Insured	6/26 at 100.00	AA	1,070,878
695	5.000%, 6/01/31 – AGM Insured	6/26 at 100.00	AA	846,997
1,870	5.000%, 6/01/35 – AGM Insured	6/26 at 100.00	AA	2,243,925

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
750	5.000%, 7/01/32	7/26 at 100.00	BBB	894,780
2,250	5.000%, 7/01/33	7/26 at 100.00	BBB	2,671,200
1,650	5.000%, 7/01/34	7/26 at 100.00	BBB	1,949,294
2,000	5.000%, 7/01/35	7/26 at 100.00	BBB	2,351,220
1,570	5.000%, 7/01/36	7/26 at 100.00	BBB	1,839,695

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.250%, 7/01/24	7/19 at 100.00	A2	2,239,720

7,825	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/25	7/24 at 100.00	BBB	9,653,781

2,475	Maryland State, General Obligation Bonds, State & Local Facilities Loan, First Series 2011A, 5.000%, 3/15/19	No Opt. Call	AAA	2,774,475
30,155	Total Maryland			36,122,160

	Massachusetts – 1.4%

2,045	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – FGIC Insured	No Opt. Call	AA+	2,374,061

10,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2004B, 5.250%, 7/01/20	No Opt. Call	AA+	11,763,700

Nuveen	111

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
$835	5.000%, 7/01/26	7/24 at 100.00	BBB–	$934,975
680	5.000%, 7/01/27	7/24 at 100.00	BBB–	758,581
925	5.000%, 7/01/28	7/24 at 100.00	BBB–	1,027,000
960	5.000%, 7/01/29	7/24 at 100.00	BBB–	1,061,894

2,500	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28	10/17 at 100.00	N/R	2,582,750

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
710	5.000%, 10/01/17	No Opt. Call	N/R	735,851
515	5.000%, 10/01/18	10/17 at 100.00	N/R	532,577
450	5.250%, 10/01/37	10/16 at 101.00	N/R	454,784

30	Massachusetts Development Finance Agency, Revenue Bonds, Roxbury Latin School, Series 2014A, 3.250%, 7/01/33	7/25 at 100.00	AA–	31,402

	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
915	4.500%, 7/01/21	7/20 at 100.00	Baa2	996,902
1,765	4.500%, 7/01/22	7/20 at 100.00	Baa2	1,913,119
1,705	4.625%, 7/01/23	7/20 at 100.00	Baa2	1,874,307

745	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.800%, 1/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	760,898

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010:
500	5.125%, 10/15/22	10/19 at 100.00	Baa1	553,645
2,595	5.500%, 10/15/26	10/19 at 100.00	Baa1	2,890,960

3,020	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 6.000%, 7/01/24	7/19 at 100.00	BBB	3,440,928

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
140	5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	7/16 at 100.00	N/R	140,549
50	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	7/16 at 100.00	N/R	50,196
1,465	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/16 at 100.00	N/R	1,470,743

27,360	Massachusetts State, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – AGM Insured	No Opt. Call	AA+	28,173,960

5,000	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2013A, 4.000%, 8/01/17	No Opt. Call	AA+	5,215,400

915	Springfield, Massachusetts, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/20 – AGM Insured	2/17 at 100.00	AA	940,931

530	Springfield, Massachusetts, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/20 (Pre-refunded 2/01/17) – AGM Insured	2/17 at 100.00	AA (4)	545,831
66,355	Total Massachusetts			71,225,944

	Michigan – 2.5%

790	Algonac Community Schools, Saint Clair County, Michigan, General Obligation Bonds, School Building & Site Series 2008-I, 4.000%, 5/01/19 – AGM Insured	5/18 at 100.00	Aa1	837,487

	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	BB	2,176,785
2,650	0.000%, 7/01/23	No Opt. Call	BB	1,784,484
2,880	0.000%, 7/01/24	No Opt. Call	BB	1,823,126

112	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,206	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	7/16 at 100.00	N/R	$1,208,119

1,020	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 3.625%, 12/01/32	12/24 at 100.00	A+	1,079,986

2,675	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/20 – AGM Insured	5/18 at 100.00	AA	2,905,077

	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,000	5.000%, 7/01/29 (WI/DD, Settling 5/12/16)	7/26 at 100.00	A	1,222,600
355	5.000%, 7/01/30 (WI/DD, Settling 5/12/16)	7/26 at 100.00	A	431,538
1,750	3.125%, 7/01/36 (WI/DD, Settling 5/12/16)	7/26 at 100.00	A	1,729,455

6,574	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-6A, 5.250%, 4/01/17 – AMBAC Insured	7/16 at 100.00	A–	6,586,196

4,850	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	BBB+	5,609,947

3,540	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/23	11/19 at 100.00	AA+	4,014,997

10,115	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding and Project Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	10,176,398

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18 (Pre-refunded 7/15/17)	7/17 at 100.00	A1 (4)	2,106,020
3,530	5.000%, 7/15/19 (Pre-refunded 7/15/17)	7/17 at 100.00	A1 (4)	3,717,125

1,850	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	N/R	1,899,969

5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	5,808,850

5,425	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	6,302,602

1,600	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+	1,798,416

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:
1,260	5.500%, 6/01/17 (Pre-refunded 6/01/16)	6/16 at 100.00	AA– (4)	1,265,468
1,330	5.500%, 6/01/18 (Pre-refunded 6/01/16)	6/16 at 100.00	AA– (4)	1,335,772

4,750	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2013, 5.000%, 5/01/22	No Opt. Call	Aa1	5,693,445

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D:
1,000	5.000%, 9/01/26	3/24 at 100.00	A1	1,201,490
2,000	5.000%, 9/01/27	3/24 at 100.00	A1	2,380,760
2,555	5.000%, 9/01/28	3/24 at 100.00	A1	3,024,686
3,770	5.000%, 9/01/29	3/24 at 100.00	A1	4,425,792
5,000	5.000%, 9/01/30	3/24 at 100.00	A1	5,847,800
2,270	5.000%, 9/01/31	3/24 at 100.00	A1	2,628,751

Nuveen	113

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
$4,885	5.000%, 5/01/20	No Opt. Call	Aa1	$5,605,440
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa1	5,620,878
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa1	4,435,284

8,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	8,200,800

	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Refunding Series 2015F:
3,750	5.000%, 12/01/32 (Alternative Minimum Tax)	12/25 at 100.00	A	4,263,675
5,295	5.000%, 12/01/33 (Alternative Minimum Tax)	12/25 at 100.00	A	5,997,011
5,000	5.000%, 12/01/34 (Alternative Minimum Tax)	12/25 at 100.00	A	5,649,800

1,300	Western Michigan University, General Revenue Bonds, Refunding Series 2008, 5.000%, 11/15/23 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	1,413,139
122,715	Total Michigan			132,209,168

	Minnesota – 0.7%

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	2/20 at 100.00	AA+	1,934,865

500	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 5.000%, 11/01/29	11/24 at 100.00	A3	597,145

2,155	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	2,454,933

2,650	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 5.000%, 8/01/18 (ETM)	No Opt. Call	BBB+ (4)	2,900,664

1,240	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.250%, 8/01/20 (Pre-refunded 8/01/18)	8/18 at 100.00	BBB+ (4)	1,336,534

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2014A:
2,500	5.000%, 1/01/25	1/24 at 100.00	A+	3,091,000
3,000	5.000%, 1/01/32	1/24 at 100.00	A+	3,564,300

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,255	5.500%, 5/01/20	5/17 at 100.00	N/R	1,286,601
815	5.500%, 5/01/21	5/17 at 100.00	N/R	835,196

7,465	Minnesota Public Facilities Authority, State Clean Water Revolving Fund Revenue Bonds, Series 2016A, 5.000%, 3/01/17	No Opt. Call	AAA	7,745,161

425	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 4.000%, 1/01/28	1/23 at 100.00	A–	469,719

650	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A–	745,271

	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B:
2,000	5.000%, 5/01/23	No Opt. Call	A1	2,454,200
1,500	5.000%, 5/01/24	No Opt. Call	A1	1,857,435

114	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21 (Pre-refunded 11/15/16)	11/16 at 100.00	Aaa	$1,025,780

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA–	1,116,330

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R	477,484
30,340	Total Minnesota			33,892,618

	Mississippi – 0.5%

5,370	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/16 at 100.00	BBB	5,542,216

10,000	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 1.625%, 12/01/40 (Mandatory put 1/12/18)	No Opt. Call	BBB+	10,070,600

1,440	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A, 5.000%, 8/15/16	No Opt. Call	BBB+	1,456,589

8,860	Mississippi State, General Obligation Bonds, Series 2013B, 5.000%, 12/01/28	12/23 at 100.00	AA+	10,906,128
25,670	Total Mississippi			27,975,533

	Missouri – 1.5%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,245	5.000%, 6/01/18	6/17 at 100.00	B	1,248,474
3,030	5.000%, 6/01/20	6/17 at 100.00	B	3,038,636

1,555	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast health, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	N/R	1,573,271

	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
1,100	3.000%, 12/30/24	12/23 at 100.00	A+	1,204,082
2,000	4.125%, 12/30/33	12/23 at 100.00	A+	2,186,760

1,000	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009, 5.600%, 9/01/21	9/19 at 100.00	BBB–	1,069,750

505	Kansas City, Missouri, Special Obligation Bonds, East Village Project, Series 2008B, 5.000%, 4/15/22 (Pre-refunded 4/15/18) – AGC Insured	4/18 at 100.00	AA (4)	546,930

2,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.125%, 3/01/22 (Pre-refunded 3/01/18)	3/18 at 100.00	A– (4)	2,160,700

1,130	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/16 (ETM)	No Opt. Call	N/R (4)	1,155,606

1,400	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	1,576,974

220	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32	11/23 at 100.00	BBB	227,500

1,250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A, 4.000%, 6/01/33	6/24 at 100.00	AA–	1,336,838

1,390	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 4.250%, 10/01/32	10/23 at 100.00	A–	1,522,245

Nuveen	115

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$430	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 4.400%, 2/01/19	No Opt. Call	BBB+	$462,680

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
1,320	5.000%, 1/01/25	1/24 at 100.00	A2	1,617,158
2,525	5.000%, 1/01/26	1/24 at 100.00	A2	3,065,224
1,000	5.000%, 1/01/32	1/24 at 100.00	A2	1,171,990

4,150	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/23	No Opt. Call	A	5,010,295

4,330	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/18 (Pre-refunded 1/01/17) – AMBAC Insured	1/17 at 100.00	A2 (4)	4,460,117

370	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 4.800%, 5/01/16	No Opt. Call	N/R	370,011

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
11,500	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	12,137,560
17,305	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	19,683,745

1,200	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/25 – AGM Insured	No Opt. Call	AA	1,254,060

7,370	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/18	No Opt. Call	BBB+	7,893,196

500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	No Opt. Call	N/R	500,490

1,195	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeast health, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	N/R	1,209,041
71,020	Total Missouri			77,683,333

	Montana – 0.1%

490	Montana Facilities Finance Authority, Revenue Bonds, Saint John’s Lutheran Ministries Project, Series 2006A, 5.750%, 5/15/16	No Opt. Call	N/R	491,049

2,500	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Camposite Deal Series 2010B, 5.000%, 1/01/24	1/20 at 100.00	AA–	2,843,150
2,990	Total Montana			3,334,199

	Nebraska – 0.8%

1,130	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	AA	1,236,955

9,350	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/44	5/24 at 100.00	BBB+	10,384,578

645	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2008, 5.750%, 11/01/28 (Pre-refunded 11/01/18)	11/18 at 100.00	A– (4)	724,354

665	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.000%, 6/15/23	6/22 at 100.00	AA–	764,504

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2015:
890	5.000%, 12/15/21	No Opt. Call	AA–	1,069,887
370	5.000%, 12/15/22	No Opt. Call	AA–	452,029

116	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010:
$735	4.750%, 1/01/19	No Opt. Call	AA	$807,081
1,000	5.125%, 1/01/23	1/20 at 100.00	AA	1,132,860

2,000	Lancaster County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, BryanLGH Medical Center Project, Refunding Series 2006, 4.000%, 6/01/18	6/16 at 100.00	AA–	2,005,020

5,910	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/32	No Opt. Call	A–	6,625,169

	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,465	5.000%, 1/01/23	1/22 at 100.00	A+	1,767,566
1,500	5.000%, 1/01/24	1/22 at 100.00	A+	1,805,235
950	5.000%, 1/01/25	1/22 at 100.00	A+	1,139,288

600	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Series 2014, 5.000%, 12/01/22	No Opt. Call	Aa2	736,656

	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2016A:
8,000	5.000%, 1/01/32 (WI/DD, Settling 5/25/16)	7/26 at 100.00	A2	9,577,680
1,310	3.250%, 1/01/36 (WI/DD, Settling 5/25/16)	7/26 at 100.00	A2	1,285,700
36,520	Total Nebraska			41,514,562

	Nevada – 3.4%

3,130	Clark County School District, Nevada, General Obligation Bonds, Series 2008A, 5.000%, 6/15/24	6/18 at 100.00	Ba1	3,399,900

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:		Ba1
2,000	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	Ba1	2,369,080
1,015	5.000%, 7/01/23 (Alternative Minimum Tax)	1/23 at 100.00	A3	1,210,601
1,905	5.000%, 7/01/24 (Alternative Minimum Tax)	1/23 at 100.00	Baa3	2,251,805

21,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Baa1	24,389,190

25,495	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2008, 5.000%, 6/01/38	No Opt. Call	Baa1	27,501,202

24,505	Clark County, Nevada, General Obligation Bonds, Bond Bank Refunding Series 2016A, 5.000%, 11/01/18	No Opt. Call	Baa1	27,072,144

13,125	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015B, 5.000%, 12/01/26	6/25 at 100.00	Aa1	16,563,619

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C:
1,550	5.000%, 6/01/23	6/21 at 100.00	Aa1	1,842,935
1,000	5.000%, 6/01/24	6/21 at 100.00	Aa1	1,186,270
12,450	5.000%, 6/01/25	6/21 at 100.00	Aa1	14,721,752

5,685	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Improvement Series 2006A, 5.000%, 6/01/25 (Pre-refunded 6/01/16) – AGM Insured	6/16 at 100.00	Aa1 (4)	5,708,138

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
2,035	5.000%, 6/01/24	6/22 at 100.00	Aa1	2,478,732
1,500	5.000%, 6/01/25	6/22 at 100.00	Aa1	1,826,415
2,000	5.000%, 6/01/26	6/22 at 100.00	Aa1	2,425,980

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
95	4.000%, 6/01/19	No Opt. Call	N/R	99,156

Nuveen	117

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)
$50	4.000%, 6/01/20	No Opt. Call	N/R	$52,804
400	5.000%, 6/01/22	No Opt. Call	N/R	435,192

4,660	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	5,698,108

11,130	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2013D-1, 5.000%, 3/01/22	No Opt. Call	AA+	13,476,761

	Nevada State, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Refunding Series 2016:
5,905	5.000%, 12/01/17	No Opt. Call	AAA	6,307,544
3,100	5.000%, 12/01/18	No Opt. Call	AAA	3,434,180

	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
2,265	5.000%, 7/01/22	7/21 at 100.00	AA	2,678,521
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	5,512,019

1,510	Washoe County, Nevada, Highway Revenue, Motor Vehicle Fuel Tax Bonds, Series 2013, 5.000%, 2/01/43	2/19 at 100.00	A+	1,654,990
152,220	Total Nevada			174,297,038

	New Hampshire – 0.2%

895	Business Finance Authority of the State of New Hampshire, Water Facility Revenue Bonds, Pennichuck Water Works, Inc. Project ,Series 2015A, 4.250%, 1/01/36 (Alternative Minimum Tax)	1/26 at 100.00	A+	935,418

140	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006, 5.000%, 7/01/16	No Opt. Call	A–	140,993

305	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006, 5.000%, 7/01/16 (ETM)	No Opt. Call	N/R–4	307,382

5,660	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Series 2009, 5.250%, 6/01/39	6/19 at 100.00	AA+	6,396,819

1,000	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/21	6/16 at 100.00	BBB	1,003,110

1,300	New Hampshire Municipal Bond Bank, Non-State Guaranteed Bonds, Refunding Series 2007A, 4.500%, 2/15/20 – NPFG Insured	8/17 at 100.00	AA+	1,360,346
9,300	Total New Hampshire			10,144,068

	New Jersey – 4.3%

8,535	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	9,754,225

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
2,135	5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	2,148,856
4,320	5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	4,348,037

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
1,100	5.000%, 6/15/17	No Opt. Call	BBB+	1,139,347
5,155	5.000%, 6/15/19	No Opt. Call	BBB+	5,589,257
5,905	5.000%, 6/15/20	No Opt. Call	BBB+	6,495,618
13,995	5.000%, 6/15/21	No Opt. Call	BBB+	15,617,300
2,430	5.000%, 6/15/22	No Opt. Call	BBB+	2,727,335
1,000	5.000%, 6/15/22	No Opt. Call	AA	1,162,730

118	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)
$7,180	5.000%, 6/15/23	6/22 at 100.00	BBB+	$8,001,392
2,965	5.000%, 6/15/24	6/22 at 100.00	BBB+	3,283,293
7,580	5.000%, 6/15/25	6/22 at 100.00	BBB+	8,291,383
4,950	5.000%, 6/15/26	6/22 at 100.00	BBB+	5,378,670
900	4.250%, 6/15/27	6/22 at 100.00	BBB+	929,070
4,625	5.000%, 6/15/28	No Opt. Call	BBB+	4,989,543

	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,350	5.000%, 1/01/28 (Alternative Minimum Tax)	1/24 at 100.00	BBB	1,525,865
2,215	5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,504,190

25,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015XX, 5.000%, 6/15/27	6/25 at 100.00	A–	27,471,250

1,340	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	AA–	716,645

10,050	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A–	11,290,271

3,670	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A–	4,091,867

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA:
20,200	5.000%, 6/15/21	No Opt. Call	A–	22,334,130
14,000	5.000%, 6/15/22	No Opt. Call	A–	15,590,960

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
1,810	5.250%, 6/15/33	6/25 at 100.00	A–	2,000,448
1,850	5.250%, 6/15/34	6/25 at 100.00	A–	2,038,682

5,615	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	6,288,800

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q:
4,505	3.000%, 1/01/20	No Opt. Call	A3	4,572,395
2,950	3.000%, 1/01/21	No Opt. Call	A3	2,978,173

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
9,600	4.500%, 6/01/23	6/17 at 100.00	BB	9,768,384
11,380	4.625%, 6/01/26	6/17 at 100.00	B+	11,470,585
20,570	5.000%, 6/01/29	6/17 at 100.00	B	20,579,257
208,880	Total New Jersey			225,077,958

	New Mexico – 0.7%

	Albuquerque, New Mexico, General Obligation Bonds, General Purpose Series 2016A:
6,023	5.000%, 7/01/17	No Opt. Call	AAA	6,333,486
6,000	5.000%, 7/01/18	No Opt. Call	AAA	6,559,260

3,990	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2016A, 5.000%, 6/01/20	No Opt. Call	AAA	4,634,505

14,850	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	16,576,164
30,863	Total New Mexico			34,103,415

Nuveen	119

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York – 5.3%

$4,055	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB–	$4,643,948

	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014:
300	5.000%, 1/01/24	No Opt. Call	A+	372,384
500	5.000%, 1/01/25	No Opt. Call	A+	627,010

5,125	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2	5,655,079

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA	8,338,388

6,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/21	No Opt. Call	AAA	7,896,159

	Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds, State University Educational Facilities Issue, Series 2012A:
10,000	5.000%, 5/15/24	5/22 at 100.00	AA	12,108,000
9,230	5.000%, 5/15/25	5/22 at 100.00	AA	11,175,684

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
160	0.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	158,160
110	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	99,463
540	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	474,779

1,800	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/19 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA– (4)	1,807,236

355	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 (Pre-refunded 6/01/16)	6/16 at 100.00	A– (4)	356,427

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C:
35	5.000%, 9/01/35 (Pre-refunded 9/01/16) – AGC Insured	9/16 at 100.00	AA (4)	35,525
460	5.000%, 9/01/35 (Pre-refunded 9/01/16)	9/16 at 100.00	A– (4)	466,900

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E:
1,385	5.000%, 12/01/17	12/16 at 100.00	A–	1,421,439
1,645	5.000%, 12/01/18 – FGIC Insured	12/16 at 100.00	AA–	1,688,675
1,060	5.000%, 12/01/22	12/16 at 100.00	A–	1,086,309

5,400	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	A–	6,374,646

160	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 4/01/19 (ETM)	No Opt. Call	A– (4)	179,445

415	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 6.250%, 4/01/33 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	479,479

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
135	5.250%, 4/01/20	4/19 at 100.00	A–	149,584
545	5.250%, 4/01/21	4/19 at 100.00	A–	602,557
1,745	5.500%, 4/01/22	4/19 at 100.00	A–	1,937,474
260	5.000%, 4/01/23	4/19 at 100.00	A–	283,423

90	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.250%, 4/01/20 (Pre-refunded 4/01/19)	4/19 at 100.00	N/R (4)	101,391

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F:
850	5.000%, 5/01/16 – NPFG Insured	No Opt. Call	AA–	850,221
1,025	5.000%, 5/01/17 – NPFG Insured	No Opt. Call	AA–	1,068,839

120	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)
$8,935	5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	AA–	$9,140,148

1,200	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/16 (ETM)	No Opt. Call	A– (4)	1,200,300

1,235	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A–	1,469,082

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
655	5.000%, 7/01/30	7/24 at 100.00	BBB+	759,066
2,455	5.000%, 7/01/32	7/24 at 100.00	BBB+	2,830,517

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
1,500	5.000%, 7/01/28	7/24 at 100.00	BBB+	1,768,290
1,000	5.000%, 7/01/29	7/24 at 100.00	BBB+	1,172,020

2,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	2,055,860

10,205	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Refunding Fiscal Series 2007C-1, 5.000%, 11/01/16 (ETM)	No Opt. Call	AAA	10,437,368

10,000	New York City, New York, General Obligation Bonds, Fiscal 2003 Series C-A. RMKT, 5.000%, 8/01/19	No Opt. Call	AA	11,318,600

20,000	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/20	No Opt. Call	AA	23,322,800

15,440	New York City, New York, General Obligation Bonds, Fiscal 2016 Series C, 5.000%, 8/01/19	No Opt. Call	AA	17,475,918

980	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA	1,041,407

20,255	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18 (Pre-refunded 10/01/17)	10/17 at 100.00	Aa2 (4)	21,516,684

10,000	New York City, New York, General Obligation Bonds, Refunding Fiscal 2015 Series A, 5.000%, 8/01/17	No Opt. Call	AA	10,545,500

30,610	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	34,313,810

9,115	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA	9,912,016

1,535	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013B, 5.000%, 6/01/21	6/17 at 100.00	AA	1,604,658

	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, L.P. Project, Series 2015:
2,005	5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	A–	2,387,574
2,065	5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	2,501,768

1,000	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Josephus Hospital Health Center Project, Series 2014A, 5.125%, 7/01/31 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,133,000

10,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/25	12/23 at 100.00	AA–	12,475,700

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	934,976

Nuveen	121

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
$2,435	5.000%, 7/01/28	7/24 at 100.00	BBB+	$2,819,949
2,695	5.000%, 7/01/29	7/24 at 100.00	BBB+	3,102,996
4,200	5.000%, 7/01/30	7/24 at 100.00	BBB+	4,834,200
2,100	5.000%, 7/01/31	7/24 at 100.00	BBB+	2,408,049
1,335	5.000%, 7/01/32	7/24 at 100.00	BBB+	1,529,790
3,080	5.000%, 7/01/33	7/24 at 100.00	BBB+	3,519,793

5,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016A, 5.000%, 6/15/25	6/23 at 100.00	AAA	6,225,000
244,930	Total New York			276,195,463

	North Carolina – 1.1%

	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A:
215	5.000%, 7/01/23	No Opt. Call	Aa3	267,310
1,250	5.000%, 7/01/26	7/24 at 100.00	Aa3	1,550,038
950	5.000%, 7/01/27	7/24 at 100.00	Aa3	1,164,681

610	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 3.750%, 3/01/24	3/22 at 100.00	BBB	662,228

900	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 5.250%, 6/01/20	6/18 at 100.00	BBB	965,376

1,700	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 2008A, 5.250%, 1/01/22 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	AAA	1,829,098

2,010	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009A, 5.500%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	2,261,250

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012B:
5,000	5.000%, 1/01/20 (ETM)	No Opt. Call	AAA	5,735,850
10,000	5.000%, 1/01/21 (ETM)	No Opt. Call	AAA	11,793,700

3,570	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	3,969,126

1,430	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26	1/19 at 100.00	A	1,577,233

1,545	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 1/01/28	1/26 at 100.00	A	1,933,753

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2016A:
4,000	5.000%, 1/01/28	7/26 at 100.00	A	5,053,200
3,000	5.000%, 1/01/29	7/26 at 100.00	A	3,761,790

11,600	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C, 5.000%, 1/01/29	1/26 at 100.00	A	14,415,552

200	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014, 4.000%, 4/01/19	No Opt. Call	Aa3	217,266
47,980	Total North Carolina			57,157,451

122	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota – 0.3%

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
$120	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	$143,166
1,240	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,479,382
2,835	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	3,382,297
1,485	5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,771,679
1,000	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,193,050
2,955	5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	3,525,463

2,750	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	3,377,358

2,410	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/20	7/16 at 100.00	BBB–	2,426,653
14,795	Total North Dakota			17,299,048

	Ohio – 4.0%

1,900	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/33	5/22 at 100.00	AA–	2,169,040

1,260	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 4.750%, 12/01/21 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (4)	1,365,399

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
1,875	5.000%, 6/01/16	No Opt. Call	Aaa	1,881,675
135	5.000%, 6/01/17	No Opt. Call	Aa1	140,577

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,200	5.375%, 6/01/24	6/17 at 100.00	B–	3,109,984
45,540	5.125%, 6/01/24	6/17 at 100.00	B–	44,033,992
665	5.875%, 6/01/30	6/17 at 100.00	B–	649,785
685	5.750%, 6/01/34	6/17 at 100.00	B–	656,812

5,450	Cincinnati, Ohio, General Obligation Bonds, Various Purpose, Refunding & Improvement Series 2016A, 4.000%, 12/01/19	No Opt. Call	AA–	6,032,714

	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
1,250	5.000%, 1/01/25 – AGM Insured	No Opt. Call	AA	1,540,463
1,525	5.000%, 1/01/28 – AGM Insured	1/25 at 100.00	AA	1,829,756
2,230	5.000%, 1/01/29 – AGM Insured	1/25 at 100.00	AA	2,652,585
2,000	5.000%, 1/01/30 – AGM Insured	1/25 at 100.00	AA	2,365,340
1,000	5.000%, 1/01/31 – AGM Insured	1/25 at 100.00	AA	1,178,430

3,240	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/21 – AGM Insured	1/19 at 100.00	AA	3,532,313

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,700	5.000%, 12/01/22	12/19 at 100.00	AA	1,915,152
1,780	5.000%, 12/01/23	12/19 at 100.00	AA	1,999,955

18,950	Columbus, Ohio, Sewerage System Revenue Bonds, Series 2008A, 5.000%, 6/01/26 (Pre-refunded 12/01/17)	12/17 at 100.00	AA+ (4)	20,252,244

470	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	A3	517,075

2,435	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (4)	2,699,076

Nuveen	123

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$1,095	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2007, 4.375%, 12/01/19 – AGM Insured	12/16 at 100.00	Aa1	$1,120,240

750	Miami County, Ohio, Hospital Facilities Revenue Bonds, Upper Valley Medical Center Inc., Refunding Series 2006, 5.250%, 5/15/16	No Opt. Call	A	751,613

7,450	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	8,106,047

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
775	4.000%, 10/01/18	No Opt. Call	A1	825,778
870	4.000%, 10/01/19	No Opt. Call	A1	946,377
1,150	4.000%, 10/01/20	No Opt. Call	A1	1,268,393
1,205	5.000%, 10/01/21	No Opt. Call	A1	1,406,717
965	5.000%, 10/01/22	No Opt. Call	A1	1,146,169

6,625	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	BBB–	6,848,528

1,715	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19)	No Opt. Call	BBB–	1,754,411

7,500	Ohio State, General Obligation Bonds, Highway Capital Improvement Series 2012Q, 5.000%, 5/01/21	No Opt. Call	AAA	8,947,800

6,960	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011B, 4.000%, 9/15/21	No Opt. Call	AA+	7,998,362

24,230	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2014A, 5.000%, 9/15/19	No Opt. Call	AA+	27,587,793

8,160	Ohio State, General Obligation Bonds, Refunding Higher Education Series 2012C, 5.000%, 8/01/21	No Opt. Call	AA+	9,769,070

5,170	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Refunding Series 2016A, 5.000%, 1/15/41	1/26 at 100.00	A	6,013,951

12,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 6/01/21	No Opt. Call	AAA	14,344,920

500	Richland County, Ohio, General Obligation Bonds, Correctional Facilities Improvement Refunding Series 2008, 5.875%, 12/01/24 (Pre-refunded 12/01/18) – AGC Insured	12/18 at 100.00	A2 (4)	565,595

805	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.000%, 11/15/16 (ETM)	No Opt. Call	N/R (4)	824,578

1,980	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center, Refunding Series 2016, 3.375%, 2/15/35 (WI/DD, Settling 5/10/16)	2/26 at 100.00	A2	1,960,893

2,935	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	3,032,765
190,130	Total Ohio			205,742,367

	Oklahoma – 1.2%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
2,290	4.500%, 9/01/21	No Opt. Call	A+	2,628,027
2,810	4.000%, 9/01/22	9/21 at 100.00	A+	3,106,680
1,415	4.000%, 9/01/23	9/21 at 100.00	A+	1,555,326

124	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016:
$2,940	5.000%, 6/01/21	No Opt. Call	A+	$3,429,216
7,445	5.000%, 6/01/22	No Opt. Call	A+	8,829,249
3,005	5.000%, 6/01/23	No Opt. Call	A+	3,616,608

2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BBB–	2,528,109

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
750	5.000%, 9/01/22	No Opt. Call	A–	885,263
500	3.000%, 9/01/23	No Opt. Call	A–	528,815
600	5.000%, 9/01/24	No Opt. Call	A–	725,976
1,505	5.000%, 9/01/25	No Opt. Call	A–	1,840,449

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
3,350	5.000%, 9/01/25	9/23 at 100.00	AA–	4,059,865
10,675	5.000%, 9/01/26	9/23 at 100.00	AA–	12,904,474

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
6,150	5.000%, 9/01/25	No Opt. Call	AA–	7,660,994
7,845	5.000%, 9/01/26	9/25 at 100.00	AA–	9,737,292
53,775	Total Oklahoma			64,036,343

	Oregon – 1.0%

4,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA	4,787,268

7,500	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Refunding Series 2015D, 5.000%, 4/01/21	No Opt. Call	AAA	8,921,550

	Oregon Health and Science University, Revenue Bonds, Refunding Series 2016B:
8,000	5.000%, 7/01/36	7/26 at 100.00	AA–	9,682,320
10,000	5.000%, 7/01/37	7/26 at 100.00	AA–	12,063,200

11,120	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	AAA	13,341,887

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	4,500,440
44,765	Total Oregon			53,296,665

	Pennsylvania – 3.8%

2,245	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	2,444,199

1,000	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/25	12/22 at 100.00	AA–	1,193,680

	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B:
1,750	3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	BBB–	1,817,935
20,815	2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	BBB–	21,009,412

1,315	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 4.125%, 8/01/20	8/19 at 100.00	Aa2	1,440,622

Nuveen	125

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,405	Delaware County Authority, Pennsylvania, Hospital Revenue Bonds, Crozer-Chester Medical Center, Refunding Series 2005, 5.000%, 12/15/17 – RAAI Insured	No Opt. Call	AA	$1,409,566

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008:
535	5.250%, 10/01/20 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	592,336
565	5.375%, 10/01/21 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	627,240

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	10/20 at 100.00	BBB	1,118,690
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB	1,151,504

	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
180	4.000%, 6/01/17	No Opt. Call	Ba1	184,023
200	4.000%, 6/01/19	No Opt. Call	Ba1	210,874
410	5.000%, 6/01/22	No Opt. Call	Ba1	464,624
790	5.000%, 6/01/24	6/23 at 100.00	Ba1	898,396
500	5.000%, 6/01/25	6/23 at 100.00	Ba1	563,960
370	5.125%, 6/01/26	6/23 at 100.00	Ba1	417,138
460	5.375%, 6/01/28	6/23 at 100.00	Ba1	518,668

3,760	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 0.900%, 9/01/29 (Mandatory put 9/01/17)	No Opt. Call	A	3,756,428

6,440	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 0.900%, 2/15/27 (Mandatory put 8/15/17)	No Opt. Call	A	6,434,719

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	3,291,474

1,300	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27	1/17 at 100.00	A	1,333,306

5,900	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory put 9/01/20)	No Opt. Call	BBB	6,038,945

5,355	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40	No Opt. Call	Baa3	5,619,591

3,325	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	Baa2 (4)	3,801,739

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B:
1,975	5.500%, 1/01/25	1/24 at 100.00	AA	2,480,324
2,265	5.500%, 1/01/26	1/24 at 100.00	AA	2,835,327
2,260	5.500%, 1/01/27	1/24 at 100.00	AA	2,798,196

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C:
500	5.500%, 1/01/25 – AGM Insured	No Opt. Call	AA	627,930
1,095	5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	1,370,721
2,505	5.500%, 1/01/28 – AGM Insured	1/24 at 100.00	AA	3,079,622
2,050	5.500%, 1/01/29 – AGM Insured	1/24 at 100.00	AA	2,513,772
1,255	5.500%, 1/01/31 – AGM Insured	1/24 at 100.00	AA	1,528,063

126	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
$2,240	5.000%, 1/01/21	1/19 at 100.00	Aaa	$2,486,960
9,575	5.000%, 7/01/21	1/18 at 100.00	Aaa	10,246,591
7,800	5.000%, 1/01/22	7/17 at 100.00	Aaa	8,207,784
11,820	5.000%, 7/01/22	7/16 at 100.00	Aaa	12,071,175

8,680	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	8,819,835

2,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A, 0.000%, 12/01/34 (13)	No Opt. Call	AA–	1,749,620

16,020	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38 (13)	12/27 at 100.00	A–	19,366,898

12,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/24	No Opt. Call	A1	15,031,080

7,445	Philadelphia Authority For Industrial Development, Pennsylvania, Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/29	12/25 at 100.00	A+	8,836,768

3,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Nineth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	A–	3,351,540

4,270	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2010A, 5.000%, 6/01/16	No Opt. Call	A+	4,286,354

11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 1.206%, 12/01/24	12/17 at 100.00	AA–	10,773,529

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
1,400	5.000%, 12/01/19	No Opt. Call	BBB	1,564,318
730	5.000%, 12/01/20	No Opt. Call	BBB	830,076
1,105	5.000%, 12/01/21	No Opt. Call	BBB	1,270,186
1,625	5.000%, 12/01/22	No Opt. Call	BBB	1,887,649
1,705	5.000%, 12/01/23	6/23 at 100.00	BBB	1,984,194
1,795	5.000%, 12/01/24	6/23 at 100.00	BBB	2,068,648

50	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured	No Opt. Call	A2	54,816

45	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured (ETM)	No Opt. Call	A2 (4)	49,855
182,070	Total Pennsylvania			198,510,900

	Rhode Island – 0.1%

4,335	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28	9/23 at 100.00	BBB	4,838,163

	South Carolina – 1.7%

2,015	Anderson County School District 5, South Carolina, General Obligation Bonds, Refunding Series 2016, 5.000%, 3/01/20	No Opt. Call	AA	2,323,013

12,700	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	13,035,788

5,770	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Series 2014B, 5.000%, 5/01/34	5/24 at 100.00	AA–	6,719,684

Nuveen	127

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

	South Carolina JOBS Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012:
$1,850	5.000%, 11/01/20	No Opt. Call	A2	$2,152,845
7,500	5.000%, 11/01/27	11/22 at 100.00	A2	8,802,750
13,190	5.000%, 11/01/28	11/22 at 100.00	A2	15,414,362
1,225	5.000%, 11/01/29	11/22 at 100.00	A2	1,426,598

	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC – Francis Marion University Project, Series 2014A:
1,910	5.000%, 8/01/27	8/24 at 100.00	Baa3	2,148,062
3,925	5.000%, 8/01/32	No Opt. Call	Baa3	4,327,548

1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	BBB+	1,081,380

	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A:
2,095	5.000%, 12/01/27	6/26 at 100.00	AA–	2,632,263
3,000	5.000%, 12/01/28	6/26 at 100.00	AA–	3,738,300
7,000	5.000%, 12/01/29	6/26 at 100.00	AA–	8,637,370
2,750	5.000%, 12/01/30	6/26 at 100.00	AA–	3,373,398
1,835	5.000%, 12/01/31	6/26 at 100.00	AA–	2,238,131

6,835	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2004B, 5.250%, 10/01/16 – AMBAC Insured	No Opt. Call	A1	6,971,905

500	Spartanburg Regional Health Services District Inc., Hospital Revenue Bonds, Refunding Series 2008D, 5.250%, 4/15/20	4/18 at 100.00	AA	542,925

1,450	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A+	1,638,877
76,550	Total South Carolina			87,205,199

	South Dakota – 0.2%

	South Dakota Building Authority, Revenue Bonds, Series 2013B:
525	5.000%, 6/01/22	No Opt. Call	AA+	636,027
1,000	5.000%, 6/01/24	6/23 at 100.00	AA+	1,229,120

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19 (Pre-refunded 5/01/17)	5/17 at 100.00	A+ (4)	1,043,270

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 5.000%, 11/01/24	11/19 at 100.00	A+	1,124,490

4,125	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/34	11/24 at 100.00	A+	4,785,619

1,500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.125%, 8/01/28 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA (4)	1,644,300
9,150	Total South Dakota			10,462,826

	Tennessee – 1.4%

2,265	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	A+	2,524,478

2,265	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/28	10/24 at 100.00	BBB+	2,610,345

3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	10/19 at 100.00	N/R	3,723,790

128	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$1,200	Harpeth Valley Utilities District of Davidson and Williamson Counties, Tennessee Utilities Revenue Bonds, Series 2014, 4.000%, 9/01/39	9/24 at 100.00	AA	$1,278,792

985	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding Series 2008, 5.250%, 4/01/23	4/18 at 100.00	A+	1,065,189

2,665	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding Series 2008, 5.250%, 4/01/23 (Pre-refunded 4/01/18)	4/18 at 100.00	N/R (4)	2,894,776

750	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.000%, 7/01/18	7/16 at 100.00	BBB+	755,370

5,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+	5,136,200

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
1,400	4.000%, 1/01/22	No Opt. Call	A	1,581,076
3,180	5.000%, 1/01/23	No Opt. Call	A	3,847,037
1,300	4.000%, 1/01/23	No Opt. Call	A	1,483,859
1,760	5.000%, 1/01/24	No Opt. Call	A	2,110,715

	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA–	1,732,399
1,560	5.250%, 4/01/24	4/21 at 100.00	AA–	1,819,615
1,240	5.250%, 4/01/25	4/21 at 100.00	AA–	1,446,361

1,085	Memphis, Tennessee, General Improvement Bonds, Series 2005, 5.000%, 10/01/16 – NPFG Insured	No Opt. Call	AA	1,105,745

3,175	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2007C, 5.000%, 11/01/17 – NPFG Insured	No Opt. Call	AA–	3,370,358

4,430	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009A, 5.125%, 11/01/24	11/19 at 100.00	AA–	4,986,630

	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B:
1,000	5.500%, 11/01/20	11/19 at 100.00	AA–	1,148,040
1,860	5.250%, 11/01/25	11/19 at 100.00	AA–	2,107,082

8,255	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	A3	9,720,593

1,285	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2007A, 5.000%, 5/15/23 (Pre-refunded 5/15/17)	5/17 at 100.00	AA (4)	1,344,059

1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19 (Pre-refunded 9/01/16)	9/16 at 100.00	BBB+ (4)	1,419,950

11,910	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/20	No Opt. Call	A	13,730,324
64,910	Total Tennessee			72,942,783

	Texas – 8.3%

3,370	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/33	1/23 at 100.00	BBB+	3,798,563

3,380	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB+	4,044,305

Nuveen	129

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
$1,945	5.000%, 1/01/32	7/25 at 100.00	BBB+	$2,275,222
1,390	5.000%, 1/01/33	7/25 at 100.00	BBB+	1,624,771
1,165	5.000%, 1/01/34	7/25 at 100.00	BBB+	1,355,652

8,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Refunding School Building Series 2012, 5.000%, 2/15/26	2/21 at 100.00	AAA	9,448,480

1,180	Corinth, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/19 – NPFG Insured	2/17 at 100.00	AA	1,214,208

5,715	Dallas County Utility and Reclamation District, Texas, General Obligation Bonds, Refunding Series 2005A, 5.150%, 2/15/22 – AMBAC Insured	2/17 at 100.00	A–	5,885,936

975	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007, 4.500%, 2/15/27 – NPFG Insured	2/17 at 100.00	AA	1,002,593

	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007:
5	4.500%, 2/15/27 (Pre-refunded 2/15/17)	2/17 at 100.00	Aa2 (4)	5,154
4,225	4.500%, 2/15/27 (Pre-refunded 2/15/17) – NPFG Insured	2/17 at 100.00	Aa2 (4)	4,355,003

2,440	El Paso County, Texas, General Obligation Bonds, Refunding Series 2007, 5.000%, 2/15/18 – NPFG Insured (ETM)	No Opt. Call	AA (4)	2,627,441

1,120	Elgin Independent School District, Bastrop County, Texas, General Obligation Bonds, School Building Series 2007, 4.375%, 8/01/19	8/17 at 100.00	AAA	1,168,496

2,000	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009, 4.550%, 2/15/25	8/19 at 100.00	AA+	2,218,100

875	Giddings Independent School District, Fayette, Lee, and Washington Counties, Texas, General Obligation Bonds, School Building Series 2007A, 4.250%, 2/15/19	2/17 at 100.00	Aaa	898,476

7,300	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	8,254,475

635	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2007A, 4.500%, 2/15/18 (Pre-refunded 2/15/17)	2/17 at 100.00	AAA	654,539

	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
875	4.000%, 3/01/21	No Opt. Call	A–	956,454
500	4.000%, 3/01/22	3/21 at 100.00	A–	543,375
800	4.000%, 3/01/23	3/21 at 100.00	A–	865,760
440	4.250%, 3/01/25	3/21 at 100.00	A–	474,747

1,820	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/23	No Opt. Call	A+	2,203,256

	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A:
3,165	5.000%, 12/01/26	12/24 at 100.00	A+	3,877,695
3,735	5.000%, 12/01/27	12/24 at 100.00	A+	4,549,043
3,000	5.000%, 12/01/28	12/24 at 100.00	A+	3,634,680
6,115	5.000%, 12/01/29	12/24 at 100.00	A+	7,371,204

5,000	Harris County Flood Control District, Texas, General Obligation Bonds, Refunding Contract Tax Series 2014A, 5.000%, 10/01/25	10/24 at 100.00	Aaa	6,309,750

1,950	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.125%, 12/01/31 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	2,267,109

130	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$6,845	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	8/16 at 100.00	AA+ (4)	$7,484,255

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
5,120	5.000%, 11/01/22 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	5,848,781
5,385	5.000%, 11/01/23 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	6,151,501
5,660	5.000%, 11/01/24 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	6,465,644

2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014, 12.974%, 11/01/41 (IF) (8)	11/21 at 100.00	Aa2	3,460,048

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
285	5.000%, 11/15/22	No Opt. Call	A3	338,429
425	5.000%, 11/15/23	No Opt. Call	A3	512,924

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
4,795	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	5,977,255
4,460	5.000%, 11/15/25 – AGM Insured	11/24 at 100.00	AA	5,507,119
4,095	5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	5,006,015
11,525	5.000%, 11/15/27 – AGM Insured	11/24 at 100.00	AA	13,996,075

	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,270	5.000%, 7/01/19	No Opt. Call	BB–	2,392,921
2,380	5.000%, 7/01/20	No Opt. Call	BB–	2,547,409

1,955	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	2,183,852

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
905	5.250%, 9/01/24	9/16 at 100.00	A2	919,607
985	5.250%, 9/01/25	9/16 at 100.00	A2	999,923
610	5.250%, 9/01/26	9/16 at 100.00	A2	618,839

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
5,450	5.250%, 9/01/24 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	5,537,527
5,935	5.250%, 9/01/25 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	6,030,316
3,685	5.250%, 9/01/26 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	3,744,181

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,000	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A2	6,728,880
3,815	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2	3,090,951

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B:
1,900	5.000%, 7/01/25	7/21 at 100.00	A+	2,236,452
2,025	5.000%, 7/01/26	7/21 at 100.00	A+	2,383,587

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B:
18,675	5.000%, 7/01/31	7/22 at 100.00	A+	21,747,224
5,000	5.000%, 7/01/32	7/22 at 100.00	A+	5,803,750

715	Howard County Junior College District, Texas, General Obligation Bonds, Series 2007, 4.250%, 2/15/18 – AMBAC Insured	2/17 at 100.00	AA–	733,897

Nuveen	131

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,000	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/32	8/24 at 100.00	AA–	$2,367,540

6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA	6,099,179

1,315	League City, Texas, Waterworks and Sewer System Revenue Bonds, Series 2008, 4.375%, 2/15/23 (Pre-refunded 2/15/17) – AGM Insured	2/17 at 100.00	AA (4)	1,354,805

1,245	League City, Texas, Waterworks and Sewer System Revenue Bonds, Series 2008, 4.000%, 2/15/18 – AGM Insured	2/17 at 100.00	AA	1,278,254

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/26 (Alternative Minimum Tax)	11/25 at 100.00	A1	1,224,080
2,025	5.000%, 11/01/27 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,449,967
1,570	5.000%, 11/01/28 (Alternative Minimum Tax)	11/25 at 100.00	A1	1,884,298
2,000	5.000%, 11/01/29 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,388,300
2,000	5.000%, 11/01/30 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,380,300

2,200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	2,465,452

510	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007, 5.000%, 11/01/16	No Opt. Call	BBB	520,312

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,045	5.000%, 12/01/25	No Opt. Call	Ba2	3,361,832
2,720	5.250%, 12/01/28	12/25 at 100.00	Ba2	3,057,634

1,310	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (WI/DD, Settling 5/04/16) (Alternative Minimum Tax)	10/18 at 103.00	BB–	1,366,003

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
4,340	5.000%, 8/15/24	8/22 at 100.00	Aa2	5,255,306
4,710	5.000%, 8/15/25	8/22 at 100.00	Aa2	5,658,264
3,920	5.000%, 8/15/26	8/22 at 100.00	Aa2	4,672,993
7,025	5.000%, 8/15/27	8/22 at 100.00	Aa2	8,332,353

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
2,370	0.000%, 9/01/43 (13)	9/31 at 100.00	AA+	2,426,762
9,130	0.000%, 9/01/45 (13)	9/31 at 100.00	AA+	10,071,760

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,000	5.000%, 9/01/24	9/21 at 100.00	AA+	9,582,720
8,600	5.250%, 9/01/25	9/21 at 100.00	AA+	10,412,364
5,005	5.250%, 9/01/26	9/21 at 100.00	AA+	6,059,754

305	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 6.000%, 1/01/24	1/18 at 100.00	A1	327,680

2,200	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 6.000%, 1/01/24 (Pre-refunded 1/01/18)	1/18 at 100.00	N/R (4)	2,390,982

1,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.000%, 2/15/25 (Pre-refunded 2/15/18)	2/18 at 100.00	Aaa	1,076,820

875	San Angelo, Texas, Certificates of Obligation Bonds, Tom Green County Series 2007A, 4.400%, 2/15/19 – NPFG Insured	2/17 at 100.00	AA+	901,005

132	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$565	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	$583,860

	San Antonio, Texas, General Obligation Bonds, Series 2006:
400	4.125%, 2/01/19	7/16 at 100.00	AAA	401,260
460	4.250%, 2/01/20	7/16 at 100.00	AAA	461,500

575	San Leanna Education Facilities Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s University Project, Series 2007, 5.000%, 6/01/19	6/17 at 100.00	BBB+	597,868

870	Sunnyvale School District, Texas, General Obligation Bonds, School Building Series 2007, 4.400%, 2/15/20	2/17 at 100.00	AAA	895,856

4,830	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	5,554,355

1,285	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A	1,460,454

5,030	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Refunding Series 2007A, 5.000%, 2/15/19	2/17 at 100.00	AA	5,209,018

2,210	Teague Independent School District, Freestone County, Texas, Unlimited Tax General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/19	2/18 at 100.00	AAA	2,381,209

5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/21	No Opt. Call	A3	5,855,500

3,000	Texas Private Activity Bond Surface Transpiration Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/40 (WI/DD, Settling 5/09/16) (Alternative Minimum Tax)	12/25 at 100.00	Baa3	3,329,130

2,095	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/17	No Opt. Call	Baa1	2,181,125

3,250	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2014A, 5.000%, 10/01/22	No Opt. Call	Baa1	4,004,910

	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008:		Baa1
1,660	5.000%, 4/01/25 (Pre-refunded 4/01/18)	4/18 at 100.00	Baa1 (4)	1,796,220
16,905	5.000%, 4/01/25 (Pre-refunded 4/01/18)	4/18 at 100.00	Baa1 (4)	18,292,224

1,500	Texas State, General Obligation Bonds, Water Financial Assistance, Refunding Series 2007A, 5.000%, 8/01/17	No Opt. Call	AAA	1,582,965

7,580	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 5.000%, 8/15/37	8/24 at 100.00	A–	8,812,508

16,250	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/31	8/24 at 100.00	BBB+	18,905,250

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26	7/17 at 100.00	Baa1	5,174,500
11,300	5.250%, 7/01/28	7/17 at 100.00	Baa1	11,676,290

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,675	3.500%, 8/15/18	No Opt. Call	A	2,793,663
2,900	4.000%, 8/15/19	No Opt. Call	A	3,118,834
3,015	4.000%, 8/15/20	No Opt. Call	A	3,276,189
3,135	4.000%, 8/15/21	No Opt. Call	A	3,445,177

500	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, School Building Series 2007, 5.000%, 2/15/18	2/17 at 100.00	AAA	518,120

Nuveen	133

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,000	Victoria, Texas, Utility System Revenue Refunding Bonds, Series 2007, 4.400%, 12/01/19 – AMBAC Insured	12/17 at 100.00	AA–	$1,054,780

8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA	10,670,349
386,655	Total Texas			435,731,682

	Utah – 0.4%

6,345	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	6,942,382

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
3,340	5.000%, 9/01/23	9/22 at 100.00	A	3,964,279
2,000	5.000%, 9/01/25	9/22 at 100.00	A	2,396,740
2,265	5.000%, 9/01/26	9/22 at 100.00	A	2,697,298

	Utah State, General Obligation Bonds, Series 2009, Tender Option Bond Trust 2015-XF2180. Formerly Tender Option Bond Trust 2987:
1,250	16.729%, 7/01/21 (IF)	7/18 at 100.00	AAA	1,710,950
2,500	16.729%, 7/01/22 (IF)	7/18 at 100.00	AAA	3,421,900
17,700	Total Utah			21,133,549

	Virgin Islands – 0.1%

6,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	6,663,960

	Virginia – 0.6%

10,755	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2016A, 4.000%, 10/01/19	No Opt. Call	AAA	11,908,581

750	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	No Opt. Call	N/R	767,280

	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016:
1,000	5.000%, 6/15/30 (WI/DD, Settling 5/05/16)	6/26 at 100.00	Baa1	1,193,990
1,290	3.125%, 6/15/31 (WI/DD, Settling 5/05/16)	6/26 at 100.00	Baa1	1,278,455
2,000	5.000%, 6/15/32 (WI/DD, Settling 5/05/16)	6/26 at 100.00	Baa1	2,366,700
1,000	5.000%, 6/15/33 (WI/DD, Settling 5/05/16)	6/26 at 100.00	Baa1	1,177,590
195	5.000%, 6/15/34 (WI/DD, Settling 5/05/16)	6/26 at 100.00	Baa1	229,256

6,325	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	7,232,638

3,650	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory put 9/01/20)	No Opt. Call	BBB+	3,764,537
26,965	Total Virginia			29,919,027

	Washington – 1.3%

2,950	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 – NPFG Insured	1/17 at 100.00	AA–	3,035,107

1,990	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 (Pre-refunded 1/01/17)	1/17 at 100.00	AA– (4)	2,049,659

134	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$1,595	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA (4)	$1,652,579

9,685	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2016A, 5.000%, 7/01/26	7/21 at 100.00	Aa1	11,466,458

555	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2006, 5.250%, 12/01/25 (Pre-refunded 12/01/16) – AGM Insured	12/16 at 100.00	AA+ (4)	570,478

265	King County School District 412 Shoreline, Washington, General Obligation Bonds, Series 2008, 5.750%, 12/01/21	12/18 at 100.00	AA+	298,779

1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	No Opt. Call	Baa2	1,178,900

6,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	6,723,659

	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
1,435	5.000%, 1/01/26	7/25 at 100.00	A	1,743,782
1,250	5.000%, 1/01/27	7/25 at 100.00	A	1,500,712

	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
1,250	5.000%, 11/15/22	No Opt. Call	A+	1,518,699
2,000	5.000%, 11/15/24	5/24 at 100.00	A+	2,500,019

1,330	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	1,506,158

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,825	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	2,132,457
2,000	6.750%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	2,369,559

3,250	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.125%, 10/01/24	10/19 at 100.00	Baa1	3,576,624

12,015	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, 5.000%, 1/01/23 (Pre-refunded 1/01/18)	1/18 at 100.00	AA+ (4)	12,875,393

3,330	Washington, General Obligation Bonds, Series 1992B and Series 1992AT-7, 6.400%, 6/01/17 – NPFG Insured	No Opt. Call	AA+	3,429,499

4,415	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33	12/22 at 100.00	Baa2	4,860,870
58,315	Total Washington			64,989,391

	West Virginia – 0.1%

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/25	No Opt. Call	A3	1,199,439

1,645	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding Series 2008E, 5.375%, 6/01/28	12/18 at 100.00	A	1,798,116
2,645	Total West Virginia			2,997,555

	Wisconsin – 3.1%

	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
335	5.000%, 4/01/20	No Opt. Call	Aa3	385,678
460	5.000%, 4/01/22	No Opt. Call	Aa3	555,040

Nuveen	135

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A:
$590	5.000%, 12/01/26	11/24 at 100.00	Aa3	$721,003
3,855	5.000%, 12/01/27	11/24 at 100.00	Aa3	4,673,416

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A:
1,020	5.000%, 7/15/25	7/21 at 100.00	A2	1,186,953
14,395	5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A2	16,562,022

2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	Baa2	2,323,638

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B:
1,400	4.350%, 8/15/19	No Opt. Call	AA	1,553,663
8,670	5.500%, 8/15/29	2/20 at 100.00	AA	9,887,527

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	2,006,799

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+	2,369,321
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+	2,607,178

1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A3	1,814,102

4,370	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	Aa3	4,843,401

1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/24	8/22 at 100.00	AA	2,080,837

4,365	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	4,979,285

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
2,455	5.250%, 8/15/19 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (4)	2,489,222
11,955	5.250%, 8/15/20 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (4)	12,121,652

10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (4)	10,186,478

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015:
815	5.000%, 12/15/23	No Opt. Call	AA–	1,006,557
1,200	5.000%, 12/15/25	12/24 at 100.00	AA–	1,468,835

450	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)	6/17 at 100.00	Aa (4)	462,014

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
9,000	6.000%, 5/01/27	5/19 at 100.00	AA–	10,332,089
1,920	6.000%, 5/01/33	5/19 at 100.00	AA–	2,209,132
5,235	5.750%, 5/01/33	5/19 at 100.00	AA–	5,979,573
35,170	6.000%, 5/01/36	5/19 at 100.00	AA–	40,466,249

5,800	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2, 5.000%, 5/01/24	5/22 at 100.00	AA	7,055,989

136	Nuveen

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
$1,100	5.000%, 7/01/24 (Pre-refunded 7/01/19)		7/19 at 100.00	AA+ (4)	$1,242,383
3,340	5.000%, 7/01/25 (Pre-refunded 7/01/19)		7/19 at 100.00	AA+ (4)	3,772,329
4,000	5.000%, 7/01/26 (Pre-refunded 7/01/19)		7/19 at 100.00	AA+ (4)	4,517,759
144,290	Total Wisconsin				161,860,124

	Wyoming – 0.1%

5,500	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/30		9/23 at 100.00	BBB–	6,087,785
$4,593,582	Total Municipal Bonds (cost $4,815,167,101)				5,107,043,360

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$214	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$6,406

57	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/55	N/R	1,704
$271	Total Corporate Bonds (cost $24,234)				8,110

Shares	Description (1), (14)				Value

	INVESTMENT COMPANIES – 0.3%

15,000,000	Eaton Vance Municipal Income Trust				$14,995,050
	Total Investment Companies (cost $15,000,000)				14,995,050
	Total Long-Term Investments (cost $4,830,191,335)				5,122,046,520

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.6%

	MUNICIPAL BONDS – 0.6%

	California – 0.3%

$12,305	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (Alternative Minimum Tax) (11)		No Opt. Call	A–	$13,014,014

3,530	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25) (Alternative Minimum Tax) (11)		No Opt. Call	A–	3,724,927
15,835	Total California				16,738,941

Nuveen	137

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York – 0.3%

$8,465	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Tender Option Bond Floater 1075X, Variable Rate Demand Obligation, 0.500%, 1/15/39 (11)	1/19 at 100.00	AA	$8,465,000

4,695	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade Center Project, Tender Option Bond Floater 1091, Variable Rate Demand Obligation, 0.790%, 9/15/40 (11)	3/22 at 100.00	AAA	4,695,000
13,160	Total New York			13,160,000

	Utah – 0.0%

1,000	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Floater 1050, Variable Rate Demand Obligation, 0.510%, 6/15/36 (11)	6/18 at 100.00	Aa2	1,000,000
$29,995	Total Short-Term Investments (cost $30,180,675)			30,898,941
	Total Investments (cost $4,860,372,010) – 99.2%			5,152,945,461
	Other Assets Less Liabilities – 0.8%			39,938,666
	Net Assets – 100%			$5,192,884,127

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	During July 2010, the original issue for this security (1,000,000 par, 5.40% coupon and May, 15, 2014 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.400% coupon and May 15, 2017 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has cease accruing additional income on the Fund’s records.

(6)	During July 2010, the original issue for this security (1,000,000 par, 5.50% coupon and May, 15, 2015 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.500% coupon and May 15, 2018 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has cease accruing additional income on the Fund’s records.

(7)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(9)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(10)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(11)	Investment has a maturity of more than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(12)	The coupon for this security increased 0.25% effective January 1, 2016 and will increase an additional 0.25% effective May 11, 2016.

(13)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.

(14)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (SEC) on its website at http://www.sec.gov.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(WI/DD)	Investment, or portion of investment purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

138	Nuveen

Nuveen Limited Term Municipal Bond Fund

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.6%

	MUNICIPAL BONDS – 96.8%

	Alabama – 0.4%

$6,315	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2007A, 1.650%, 6/01/34 (Mandatory put 3/20/17)	No Opt. Call	A1	$6,351,627

11,700	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2008, 1.625%, 7/15/34 (Mandatory put 10/02/18)	No Opt. Call	A1	11,812,671
18,015	Total Alabama			18,164,298

	Alaska – 0.3%

	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,655	5.000%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	Baa2	1,946,594
3,565	5.000%, 1/01/26 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	4,184,383

	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011:
2,680	5.000%, 4/01/18	No Opt. Call	A1	2,875,050
1,360	5.000%, 4/01/19	No Opt. Call	A1	1,505,479

4,315	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	No Opt. Call	Ba1	4,339,164
13,575	Total Alaska			14,850,670

	Arizona – 3.6%

3,355	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2015B, 5.000%, 7/01/20	No Opt. Call	AA	3,901,999

55	Arizona Board of Regents, University of Arizona, System Revenue Refunding Bonds, Series 1992A, 6.200%, 6/01/16	No Opt. Call	Aa2	55,262

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,000	4.000%, 2/01/17	No Opt. Call	BBB+	1,023,780
2,000	5.000%, 2/01/18	No Opt. Call	BBB+	2,142,280

2,980	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.500%, 9/01/16	No Opt. Call	AA–	3,030,392

	Arizona State, Certificates of Participation, Department of Administration Series 2010B:
11,950	5.000%, 10/01/16 – AGC Insured	No Opt. Call	AA	12,172,629
810	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA	858,900

7,785	Arizona State, Certificates of Participation, Series 2008A, 5.000%, 9/01/21 (Pre-refunded 3/01/18) – AGM Insured	3/18 at 100.00	AA (4)	8,392,775

	Arizona State, Certificates of Participation, Series 2010A:
4,700	5.000%, 10/01/16 – AGM Insured	No Opt. Call	AA	4,787,561
11,935	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA	12,655,516
2,970	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	3,369,198

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
1,945	5.000%, 7/01/16 – AGM Insured	No Opt. Call	AA	1,959,899
2,480	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	2,604,248
5,140	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	5,592,269
95	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	109,835

Nuveen	139

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Chandler, Arizona, General Obligation Bonds, Refunding Series 2014:
$4,000	5.000%, 7/01/23	No Opt. Call	AAA	$5,016,600
1,500	5.000%, 7/01/24	No Opt. Call	AAA	1,916,280

	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014:
675	5.000%, 7/01/18	No Opt. Call	AA–	733,779
335	5.000%, 7/01/19	No Opt. Call	AA–	376,061
575	5.000%, 7/01/20	No Opt. Call	AA–	664,286
765	5.000%, 7/01/21	No Opt. Call	AA–	905,286

2,205	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/19 – NPFG Insured	8/16 at 100.00	AA–	2,231,416

11,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico Palo Verde Project, Series 2010A, 2.400%, 6/01/43 (Mandatory put 6/01/20)	No Opt. Call	BBB+	11,213,070

	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015:
500	4.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	549,685
575	4.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	646,317
1,565	4.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,789,593
750	4.000%, 7/01/22 – AGC Insured	No Opt. Call	AA	864,930

1,270	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2014A, 4.000%, 7/01/24	No Opt. Call	A+	1,481,963

1,250	Maricopa County Unified School District 90 Saddle Mountain, Arizona, General Obligation Bonds, School Improvement Project 2013, Series 2014, 5.000%, 7/01/18 – MAC Insured	No Opt. Call	AA	1,361,113

3,800	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/27	7/17 at 100.00	AA+	3,980,310

	Mesa, Arizona, General Obligation Bonds, Refunding Series 2012:
1,425	4.000%, 7/01/20	No Opt. Call	Aa2	1,595,530
2,225	4.000%, 7/01/21	No Opt. Call	Aa2	2,535,299
2,055	4.000%, 7/01/22	No Opt. Call	Aa2	2,378,436

	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2012:
2,020	5.000%, 7/01/16	No Opt. Call	AA	2,035,756
2,100	5.000%, 7/01/21	No Opt. Call	AA	2,497,845
4,015	5.000%, 7/01/22	No Opt. Call	AA	4,884,047

3,615	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/26	7/25 at 100.00	AA	4,500,820

	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012:
5,370	5.000%, 7/01/20	No Opt. Call	Aa2	6,247,941
6,115	5.000%, 7/01/21	No Opt. Call	Aa2	7,292,076

10	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A3	10,970

	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014:
1,285	5.000%, 8/01/22	No Opt. Call	AA–	1,552,781
2,000	5.000%, 8/01/23	No Opt. Call	AA–	2,460,560
2,000	5.000%, 8/01/24	No Opt. Call	AA–	2,501,060

1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/24	No Opt. Call	AA–	1,250,530

19,780	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009B, 4.000%, 1/01/18	No Opt. Call	Aa1	20,876,801

140	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$755	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/16	No Opt. Call	BBB+	$772,909

2,500	Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/19	No Opt. Call	AA	2,819,825

840	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	818,815
149,075	Total Arizona			163,419,233

	Arkansas – 0.4%

3,010	Jefferson County, Arkansas, Pollution Control Revenue Refunding Bonds, Entergy Arkansas, Inc. Project, Series 2013, 1.550%, 10/01/17	No Opt. Call	A2	3,040,612

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	3.000%, 7/01/17	No Opt. Call	A+	513,340
500	5.000%, 7/01/19	No Opt. Call	A+	562,625
670	5.000%, 7/01/21	No Opt. Call	A+	796,188

	Pulaski County Public Facilities Board, Arkansas, Health Facilities Revenue Bonds, CARTI Project, Series 2013:
630	4.000%, 7/01/18	No Opt. Call	BBB+	658,489
890	4.000%, 7/01/19	No Opt. Call	BBB+	937,268
995	4.000%, 7/01/20	No Opt. Call	BBB+	1,058,431
1,020	4.000%, 7/01/21	No Opt. Call	BBB+	1,090,451
1,075	4.000%, 7/01/22	No Opt. Call	BBB+	1,152,991
1,180	5.250%, 7/01/27	7/23 at 100.00	BBB+	1,337,931
470	5.250%, 7/01/28	7/23 at 100.00	BBB+	530,329

	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
500	5.000%, 12/01/22	No Opt. Call	A+	603,525
1,740	5.000%, 12/01/23	No Opt. Call	A+	2,130,856
2,000	5.000%, 12/01/24	No Opt. Call	A+	2,471,580

1,265	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/20	No Opt. Call	Aa2	1,480,948
16,445	Total Arkansas			18,365,564

	California – 4.6%

2,595	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/17	No Opt. Call	AA+	2,708,765

4,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013C, 5.000%, 7/01/43 (Mandatory put 10/15/19)	No Opt. Call	AA–	4,525,960

5,875	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	6,363,565

	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I:
4,440	5.000%, 11/01/16	No Opt. Call	A+	4,541,188
3,675	5.000%, 11/01/17	No Opt. Call	A+	3,914,316

1,865	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.000%, 7/01/16 (ETM)	No Opt. Call	Aaa	1,879,789

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
235	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	268,126
125	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	142,620

Nuveen	141

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$27,780	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2012A, 1.870%, 6/01/23	5/16 at 103.00	N/R	$28,011,130

750	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/24	No Opt. Call	A	924,885

	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, CHF-Irvine, LLC, Refunding Series 2016:
2,050	5.000%, 5/15/18	No Opt. Call	Baa1	2,220,765
1,000	5.000%, 5/15/19	No Opt. Call	Baa1	1,117,970
1,000	5.000%, 5/15/20	No Opt. Call	Baa1	1,146,730

2,310	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014B, 3.000%, 8/01/21	11/16 at 100.00	AA–	2,332,268

650	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	11/16 at 100.00	N/R	653,744

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,260	4.000%, 1/01/18	No Opt. Call	BBB–	2,348,163
2,350	5.000%, 1/01/19	No Opt. Call	BBB–	2,523,900
2,470	5.000%, 1/01/20	No Opt. Call	BBB–	2,701,192
2,590	5.000%, 1/01/21	No Opt. Call	BBB–	2,876,791

2,150	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/24	No Opt. Call	AAA	2,759,697

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,665	5.000%, 6/01/16	No Opt. Call	Aaa	2,675,687
27,865	4.500%, 6/01/27	6/17 at 100.00	B+	28,320,593
1,000	5.000%, 6/01/33	6/17 at 100.00	B–	1,001,120

500	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/21	No Opt. Call	N/R	576,765

2,730	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2013B, 5.000%, 7/01/22	No Opt. Call	AA+	3,360,903

530	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+ (4)	578,813

13,020	Metropolitan Water District of Southern California, Water Revenue Refunding Bonds, Series 2014A, 3.000%, 7/01/25 (Mandatory put 10/01/20)	7/20 at 100.00	AAA	14,050,793

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
1,850	5.000%, 9/01/19 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	AAA	1,878,657
2,255	5.000%, 9/01/20 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	AAA	2,289,930

2,640	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A, 5.000%, 8/01/25 – BAM Insured	8/24 at 100.00	AA	3,322,625

5,500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	5,976,795

140	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	171,632

22,285	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Senior Lien Series 2016A, 4.000%, 5/15/20	No Opt. Call	AA+	25,039,426

142	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	San Diego Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2016A:
$11,340	3.000%, 9/01/17	No Opt. Call	AA–	$11,698,231
2,785	4.000%, 9/01/18	No Opt. Call	AA–	2,995,992
920	5.000%, 9/01/19	No Opt. Call	AA–	1,045,948

	Sierra View Local Health Care District, California, Revenue Bonds, Refunding Series 2010:
500	3.500%, 7/01/16	No Opt. Call	A	501,905
500	3.800%, 7/01/17	No Opt. Call	A	513,365

3,500	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Project, Subordinate Refunding Series 2015C, 5.000%, 7/01/24	No Opt. Call	AA–	4,479,090

15,000	University of California, General Revenue Bonds, Series 2016AT, 1.400%, 5/15/46 (Mandatory put 5/15/21)	11/20 at 100.00	AA	15,048,750

	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
565	4.000%, 7/01/18	No Opt. Call	Baa1	595,131
1,315	5.000%, 7/01/19	No Opt. Call	Baa1	1,452,510
1,225	4.000%, 7/01/20	No Opt. Call	Baa1	1,332,065
1,130	5.000%, 7/01/22	No Opt. Call	Baa1	1,314,145
980	5.000%, 7/01/23	No Opt. Call	Baa1	1,153,313

1,935	Western California Municipal Water District Facilities Authority Adjustable Rate Water Revenue Refunding Bonds Series 2016A, 1.500%, 10/01/39 (Mandatory put 10/01/20)	7/20 at 100.00	AA+	1,946,320
194,845	Total California			207,282,068

	Colorado – 1.5%

2,750	Broomfield, Colorado, Sewer Activity Enterprise, Sewer and Wastewater Reclamation Revenue Bonds, Refunding Series 2012, 4.000%, 12/01/20	No Opt. Call	A2	3,068,395

7,245	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%, 11/15/24	No Opt. Call	Aa2	8,988,582

12,320	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D-3, 5.000%, 10/01/38 (Mandatory put 11/12/21)	No Opt. Call	A+	14,467,499

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
500	3.000%, 6/01/17	No Opt. Call	A–	510,390
300	3.000%, 6/01/18	No Opt. Call	A–	310,746
500	4.000%, 6/01/19	No Opt. Call	A–	536,175
1,000	4.000%, 6/01/20	No Opt. Call	A–	1,083,350
2,000	5.000%, 6/01/21	No Opt. Call	A–	2,286,120
2,300	5.000%, 6/01/22	No Opt. Call	A–	2,656,822
500	5.000%, 6/01/23	No Opt. Call	A–	584,540

670	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/17	6/16 at 100.00	BBB+	672,626

1,650	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/17 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	1,656,963

	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014:
240	4.000%, 8/01/16 – AGM Insured	No Opt. Call	AA	242,117
275	1.750%, 8/01/17 – AGM Insured	No Opt. Call	AA	278,383
250	2.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	258,283

1,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/19	No Opt. Call	A	1,707,870

Nuveen	143

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$6,560	Denver, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/21 – FGIC Insured	11/16 at 100.00	AA–	$6,725,312

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Refunding Series 2015A:
1,000	5.000%, 9/01/19	No Opt. Call	BBB+	1,128,420
1,175	5.000%, 9/01/20	No Opt. Call	BBB+	1,359,228

4,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	4,731,480

265	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	271,312

10,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.800%, 6/15/25 (Pre-refunded 6/15/16) – AGM Insured	6/16 at 100.00	AA (4)	10,067,800

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,000	5.000%, 12/01/17	No Opt. Call	N/R	1,036,940
1,000	5.000%, 12/01/18	No Opt. Call	N/R	1,055,600
59,500	Total Colorado			65,684,953

	Connecticut – 1.9%

3,900	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 1999B, 1.550%, 11/15/29 (Mandatory put 2/01/17)	No Opt. Call	AA+	3,921,957

1,230	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2014A, 0.800%, 7/01/48 (Mandatory put 7/26/17)	No Opt. Call	AAA	1,230,467

14,725	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 1.375%, 7/01/35 (Mandatory put 7/11/18)	No Opt. Call	AAA	14,882,852

21,210	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U1, 1.000%, 7/01/33	No Opt. Call	AAA	21,201,940

18,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 1.000%, 7/01/33	No Opt. Call	AAA	18,093,122

320	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17 (ETM)	No Opt. Call	N/R (4)	329,818

5,000	Connecticut State, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2013A, 5.000%, 10/01/20	No Opt. Call	AA	5,831,150

835	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	7/16 at 100.00	A–	840,653

2,670	New Britain, Connecticut, General Obligation Bonds, Series 2012, 3.000%, 3/15/17 – AGM Insured (ETM)	No Opt. Call	A2 (4)	2,726,497

	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2014B:
1,915	4.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	2,093,478
2,000	5.000%, 8/01/20 – AGM Insured	No Opt. Call	AA	2,308,620

775	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Ninth Series 2014, 5.000%, 8/01/22	No Opt. Call	Aa3	936,502

	Stratford, Connecticut, General Obligation Bonds, Series 2014:
350	3.000%, 12/15/19	No Opt. Call	AA	373,510
525	5.000%, 12/15/21	No Opt. Call	AA	627,013

144	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

	West Haven, Connecticut, General Obligation Bonds, Series 2012:
$2,500	5.000%, 8/01/16 – AGM Insured	No Opt. Call	AA	$2,526,850
2,095	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	2,475,745
2,000	5.000%, 8/01/23 – AGM Insured	8/22 at 100.00	AA	2,339,780
1,000	5.000%, 8/01/25 – AGM Insured	8/22 at 100.00	AA	1,152,150
81,150	Total Connecticut			83,892,104

	Delaware – 0.5%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
600	4.000%, 7/01/16	No Opt. Call	BBB	602,334
1,810	5.000%, 7/01/18	No Opt. Call	BBB	1,918,256
1,905	5.000%, 7/01/19	No Opt. Call	BBB	2,062,334
2,000	5.000%, 7/01/20	No Opt. Call	BBB	2,203,960
275	5.000%, 7/01/21	No Opt. Call	BBB	306,950

	New Castle County, Delaware, General Obligation Bonds, Series 2015:
6,465	5.000%, 10/01/19	No Opt. Call	AAA	7,383,289
7,470	5.000%, 10/01/20	No Opt. Call	AAA	8,796,523
20,525	Total Delaware			23,273,646

	District of Columbia – 0.3%

	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D:
1,150	5.000%, 12/01/16	No Opt. Call	AAA	1,180,682
1,115	5.000%, 12/01/17	No Opt. Call	AAA	1,191,935

10,025	District of Columbia, Revenue Bonds, Georgetown University, Series 2001C, 5.250%, 4/01/34 (Mandatory put 4/01/23)	10/18 at 100.00	A	10,978,077
12,290	Total District of Columbia			13,350,694

	Florida – 5.3%

	Broward County School Board, Florida, Certificates of Participation, Series 2015A:
2,500	5.000%, 7/01/19	No Opt. Call	Aa3	2,811,450
4,000	5.000%, 7/01/20	No Opt. Call	Aa3	4,625,520

	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
5,000	5.000%, 10/01/24 (Alternative Minimum Tax)	No Opt. Call	A+	6,157,250
5,000	5.000%, 10/01/25 (Alternative Minimum Tax)	No Opt. Call	A+	6,204,650
2,295	5.000%, 10/01/26 (Alternative Minimum Tax)	10/25 at 100.00	A+	2,806,854
4,100	5.000%, 10/01/27 (Alternative Minimum Tax)	10/25 at 100.00	A+	5,016,350

	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
3,250	5.000%, 6/01/18	12/17 at 100.00	AA–	3,455,790
5,010	5.000%, 6/01/20	12/19 at 100.00	AA–	5,687,152
18,050	5.000%, 6/01/22	12/21 at 100.00	AA–	21,486,901
3,775	5.000%, 6/01/25	12/24 at 100.00	AA–	4,680,925

4,120	Citizens Property Insurance Corporation, Florida, High Risk Account Revenue Bonds, Series 2007A, 5.000%, 3/01/17 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	4,269,515

2,865	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1, 5.500%, 6/01/17	No Opt. Call	A+	3,010,628

Nuveen	145

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
$3,840	5.000%, 6/01/18	No Opt. Call	AA–	$4,165,747
190	5.000%, 6/01/19	No Opt. Call	AA–	212,800

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
160	4.000%, 6/01/16	No Opt. Call	A+	160,512
665	5.250%, 6/01/17	No Opt. Call	A+	697,000
150	4.250%, 6/01/17	No Opt. Call	A+	155,595
580	4.250%, 6/01/17 – AGM Insured	No Opt. Call	AA	601,959

	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
100	3.000%, 6/01/16	No Opt. Call	AA–	100,231
7,605	5.000%, 6/01/17	No Opt. Call	AA–	7,953,841

6,100	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company Project, Refunding Series 2003, 1.550%, 6/01/23 (Mandatory put 6/15/16)	No Opt. Call	A2	6,105,734

1,690	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 2.100%, 7/01/22 (Mandatory put 4/11/19)	No Opt. Call	A2	1,732,689

	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B:
4,480	5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	4,709,331
6,575	5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–	6,974,497

5,880	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A, 5.000%, 10/01/20	No Opt. Call	A+	6,831,149

2,655	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	3,084,473

	Florida State Board of Education, Lottery Revenue Bonds, Series 2010A:
2,830	5.000%, 7/01/16	No Opt. Call	AAA	2,852,272
1,300	5.000%, 7/01/17	No Opt. Call	AAA	1,366,547

1,500	Florida State Department of General Services, Division of Facilities Management, Florida Facilities Pool Revenue Bonds, Series 2005A, 5.000%, 9/01/18 – AMBAC Insured	No Opt. Call	AA+	1,520,985

7,220	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Refunding Series 2016A, 5.000%, 7/01/19	No Opt. Call	Aa2	8,150,875

	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006:
715	5.250%, 6/01/26 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	718,032
290	5.250%, 6/01/26 (Pre-refunded 6/01/16)	6/16 at 100.00	A– (4)	291,241

4,625	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	AA–	4,679,436

2,200	Hillsborough County School District, Florida, Sales Tax Revenue Refunding Bonds, Series 2015B, 5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	2,554,838

2,500	Manatee County, Florida, Revenue Bonds, Refunding & Improvement Series 2013, 5.000%, 10/01/20	No Opt. Call	AA+	2,919,100

1,540	Marion County School Board, Florida, Certificates of Participation, Series 2007B, 5.000%, 6/01/18 (Pre-refunded 6/01/17) – AMBAC Insured	6/17 at 100.00	A2 (4)	1,613,165

355	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	371,153

146	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
$3,000	5.000%, 7/01/20	No Opt. Call	A	$3,469,800
2,250	5.000%, 7/01/21	No Opt. Call	A	2,662,605
1,750	5.000%, 7/01/22	No Opt. Call	A	2,100,088
4,000	5.000%, 7/01/23	No Opt. Call	A	4,878,680

	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Projects 1 & 2, Series 2004:
3,725	3.750%, 12/01/18	No Opt. Call	A–	3,961,463
4,000	3.750%, 12/01/18	No Opt. Call	A–	4,253,920

2,740	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2015D, 5.000%, 2/01/20	No Opt. Call	A	3,126,778

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,640	4.000%, 4/01/17	No Opt. Call	AA–	1,687,117
1,705	5.000%, 4/01/18	No Opt. Call	AA–	1,835,876
1,790	5.000%, 4/01/19	No Opt. Call	AA–	1,985,558
1,880	5.000%, 4/01/20	No Opt. Call	AA–	2,133,161

1,415	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2009A, 5.000%, 7/01/16 – AGC Insured	No Opt. Call	AA	1,426,037

3,615	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/17 – AGM Insured	No Opt. Call	AA	3,852,939

1,145	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.125%, 10/01/16	No Opt. Call	BBB+	1,163,240

12,035	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A	13,222,132

1,910	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1988, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	A (4)	2,101,439

5,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	5,952,500

2,050	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	Aaa	2,113,058

	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2014:
550	5.000%, 9/01/20	No Opt. Call	A+	631,631
500	5.000%, 9/01/22	No Opt. Call	A+	594,330
500	5.000%, 9/01/23	No Opt. Call	A+	602,780

2,275	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	A–	2,458,866

3,060	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/19	No Opt. Call	AA	3,427,353

	South Florida Water Management District, Certificates of Participation, Series 2015:
2,240	5.000%, 10/01/17	No Opt. Call	AA	2,380,179
2,825	5.000%, 10/01/18	No Opt. Call	AA	3,118,037
1,605	5.000%, 10/01/19	No Opt. Call	AA	1,826,843

5,730	Tampa Bay, Florida, Regional Water Supply Authority, Utility System Revenue Bonds, Series 2015A, 5.000%, 10/01/26	10/25 at 100.00	AA+	7,328,212

Nuveen	147

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
$550	4.000%, 9/01/17	No Opt. Call	A+	$572,506
1,045	5.000%, 9/01/18	No Opt. Call	A+	1,140,440
3,475	5.000%, 9/01/19	No Opt. Call	A+	3,914,344
865	5.000%, 9/01/20	No Opt. Call	A+	997,717
765	5.000%, 9/01/21	No Opt. Call	A+	899,984

545	Tampa, Florida, Revenue Bonds, University of Tampa, Refunding Series 2015, 5.000%, 4/01/21	No Opt. Call	BBB+	632,091

110	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39 (9)	5/17 at 100.00	N/R	88,362

340	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (9)	5/19 at 100.00	N/R	204,279

115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (9)	5/22 at 100.00	N/R	51,227

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	2

60	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.375%, 5/01/17	No Opt. Call	N/R	60,014

460	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (5)	5/18 at 100.00	N/R	285,140

280	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (5)	5/18 at 100.00	N/R	146,908

305	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (5)	5/18 at 100.00	N/R	3

3,110	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/16 – AGM Insured	No Opt. Call	AA	3,160,662
212,835	Total Florida			237,184,488

	Georgia – 2.0%

2,580	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Subordinate Lien Series 2010B, 5.000%, 1/01/19	No Opt. Call	Aa3	2,863,723

2,780	Buford, Georgia, General Obligation Bonds, Series 2015, 4.000%, 1/01/19	No Opt. Call	Aa2	3,001,649

8,910	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, First Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A+	8,974,776

17,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Second Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A+	17,123,590

3,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Fourth Series 1994, 2.200%, 10/01/32 (Mandatory put 4/02/19)	No Opt. Call	A+	3,075,060

3,000	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 1.875%, 4/01/33 (Mandatory put 10/01/19)	No Opt. Call	A–	3,029,850

1,450	Columbia County, Georgia, General Obligation Sales Tax Bonds, Series 2009, 5.000%, 4/01/17	No Opt. Call	AAA	1,509,334

1,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Second Resolution Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa3	1,834,665

8,000	Floyd County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Plant Hammond Project, First Series 2010, 2.350%, 7/01/22	No Opt. Call	A+	8,223,280

148	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$90	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V, 6.600%, 1/01/18 – NPFG Insured	No Opt. Call	AA–	$95,084

2,105	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21	1/19 at 100.00	AAA	2,276,305

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20	5/19 at 100.00	AAA	12,878,580

100	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Refunding Series 1992N, 6.250%, 7/01/18 – NPFG Insured	No Opt. Call	Aa1	106,166

2,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Scherer Plant, Series 2009-2, 2.350%, 10/01/48	No Opt. Call	A+	2,053,120

7,630	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A+	8,196,756

	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U:
3,810	5.000%, 10/01/18	No Opt. Call	AA–	4,188,714
2,905	5.000%, 10/01/19	No Opt. Call	AA–	3,296,507

5,240	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Agnes Scott College, Refunding Series 2015B, 2.500%, 6/01/30 (Mandatory put 6/01/19)	3/19 at 100.00	AA–	5,375,454

	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C:
500	5.000%, 10/01/17	No Opt. Call	Baa2	527,435
580	5.000%, 10/01/20	No Opt. Call	Baa2	665,997
84,620	Total Georgia			89,296,045

	Hawaii – 1.0%

	Hawaii County, Hawaii, General Obligation Bonds, Series 2016C:
750	5.000%, 9/01/18	No Opt. Call	Aa2	824,483
2,850	5.000%, 9/01/20	No Opt. Call	Aa2	3,334,557

	Hawaii County, Hawaii, General Obligation Bonds, Series 2016D:
2,280	5.000%, 9/01/19	No Opt. Call	Aa2	2,590,240
1,650	5.000%, 9/01/20	No Opt. Call	Aa2	1,930,533

6,415	Hawaii State, General Obligation Bonds, Series 2011DZ, 5.000%, 12/01/18	No Opt. Call	AA	7,111,733

8,290	Hawaii State, General Obligation Bonds, Series 2012EF, 5.000%, 11/01/20	No Opt. Call	AA	9,745,890

10,070	Hawaii State, General Obligation Bonds, Series 2013EH, 5.000%, 8/01/21	No Opt. Call	AA	12,055,703

2,600	Hawaii State, General Obligation Bonds, Series 2016FE, 5.000%, 10/01/20	No Opt. Call	AA	3,045,692

2,150	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond Resolution, Refunding Senior Series 2015B, 5.000%, 7/01/26	7/25 at 100.00	Aa2	2,732,414
37,055	Total Hawaii			43,371,245

	Illinois – 10.2%

1,240	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20	No Opt. Call	BBB	1,356,287

1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	AA–	1,330,395

5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2013A, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	A	5,786,700

Nuveen	149

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B:
$2,755	5.000%, 1/01/20	No Opt. Call	A	$3,136,347
1,600	5.000%, 1/01/21	No Opt. Call	A	1,869,072

4,020	Chicago, Illinois, General Obligation Bonds, Modern Schools Arcos Chicago Program, Series 2007J, 5.000%, 12/01/21 – AMBAC Insured	12/16 at 100.00	BBB+	4,090,430

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,655	5.000%, 1/01/26	1/19 at 100.00	A–	1,656,523
2,395	5.000%, 1/01/27	No Opt. Call	AA–	2,388,965

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
6,230	5.000%, 1/01/23	No Opt. Call	BBB+	6,465,619
7,195	5.000%, 1/01/24	No Opt. Call	BBB+	7,360,125
4,190	5.000%, 1/01/25	No Opt. Call	BBB+	4,239,693
1,840	5.000%, 1/01/26	No Opt. Call	BBB+	1,845,465

2,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/20	No Opt. Call	AA	2,287,580

7,195	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA	7,541,295

4,750	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA	5,314,585

3,315	Cook County, Illinois, General Obligation Bonds, Refunding Series 2011A, 5.000%, 11/15/18	No Opt. Call	AA	3,571,647

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
3,445	5.000%, 11/15/27	11/22 at 100.00	AA	3,814,924
3,000	5.000%, 11/15/33	11/22 at 100.00	AA	3,246,540

262	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AA	266,027

10,630	Illinois Development Finance Authority, Revenue Bonds, St Vincent de Paul Center Project, Series 2000A, 1.875%, 11/15/39 (Mandatory put 3/01/19)	No Opt. Call	AA+	10,827,931

1,175	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 5.000%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A1	1,208,476

10,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 1.650%, 7/01/25 (Mandatory put 2/01/19)	No Opt. Call	AA+	10,114,600

13,220	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 2001B, 1.100%, 7/01/36 (Mandatory put 2/15/18)	No Opt. Call	AA+	13,258,602

19,375	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light and Coke Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory put 8/01/20)	No Opt. Call	Aa3	19,703,988

11,300	Illinois Finance Authority, Midwestern Disaster Area Industrial Development Revenue Bonds, Cargill, Incorporated Project, Series 2012, 1.550%, 11/01/38 (Mandatory put 11/01/17)	No Opt. Call	A	11,330,736

1,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/20	No Opt. Call	AA	1,159,990

975	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Refunding Series 2005B, 5.000%, 1/01/20 (Pre-refunded 4/14/18) – AGM Insured	4/18 at 100.00	A2 (4)	1,055,447

950	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Series 2010, 5.000%, 2/15/21	2/20 at 100.00	A2	1,076,787

10,000	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 2.250%, 11/15/42 (Mandatory put 4/29/22)	No Opt. Call	AA+	10,342,800

150	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012:
$1,090	5.000%, 9/01/18	No Opt. Call	BBB	$1,167,379
905	5.000%, 9/01/19	No Opt. Call	BBB	989,627
8,665	5.000%, 9/01/27	9/22 at 100.00	BBB	9,615,117

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
325	5.000%, 9/01/19	No Opt. Call	BBB	357,601
770	5.000%, 9/01/20	No Opt. Call	BBB	865,234
350	5.000%, 9/01/21	No Opt. Call	BBB	399,823
625	5.000%, 9/01/22	No Opt. Call	BBB	723,256
620	5.000%, 9/01/23	No Opt. Call	BBB	726,714
2,240	5.000%, 9/01/24	No Opt. Call	BBB	2,650,122
865	5.000%, 9/01/25	9/24 at 100.00	BBB	1,011,107

2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21	8/18 at 100.00	AA–	2,211,100

	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Series 2008A:
1,580	5.000%, 7/01/17	No Opt. Call	A+	1,654,781
1,175	5.000%, 7/01/18	No Opt. Call	A+	1,274,934

15,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.250%, 11/15/22 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	16,036,950

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,665	5.000%, 11/15/20	No Opt. Call	A	1,925,223
1,100	5.000%, 11/15/21	No Opt. Call	A	1,297,516

1,200	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.000%, 5/15/17	No Opt. Call	AA–	1,251,168

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A:
1,185	5.000%, 11/15/17	No Opt. Call	A+	1,259,157
1,000	5.000%, 11/15/18	No Opt. Call	A+	1,099,380
1,065	5.000%, 11/15/20	No Opt. Call	A+	1,238,595

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005:
1,000	5.000%, 8/15/16 – AGC Insured (ETM)	No Opt. Call	AA (4)	1,013,250
875	5.000%, 8/15/18 – AGC Insured (ETM)	No Opt. Call	AA (4)	958,746
405	5.250%, 8/15/19 – AGC Insured (ETM)	No Opt. Call	AA (4)	462,093

	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2014A:
1,035	5.000%, 10/01/19	No Opt. Call	AA+	1,174,870
2,075	5.000%, 10/01/20	No Opt. Call	AA+	2,419,927

5,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	AA+	5,831,150

2,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	2,542,781

	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series 2015A:
3,000	5.000%, 2/01/18	No Opt. Call	A1	3,214,440
3,000	5.000%, 2/01/19	No Opt. Call	A1	3,320,370
4,000	5.000%, 2/01/20	No Opt. Call	A1	4,552,240
10,820	5.000%, 2/01/21	No Opt. Call	A1	12,620,989
5,000	5.000%, 2/01/22	No Opt. Call	A1	5,948,400
2,600	5.000%, 2/01/25	No Opt. Call	A1	3,223,896

Nuveen	151

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B:
$2,555	5.000%, 6/15/18	12/16 at 100.00	AA+	$2,624,854
3,085	5.000%, 12/15/18	6/16 at 100.00	AA+	3,102,739

	Illinois State, General Obligation Bonds, February Series 2014:
655	5.000%, 2/01/19	No Opt. Call	A–	708,160
1,350	5.000%, 2/01/20	No Opt. Call	A–	1,488,119
3,500	5.000%, 2/01/21	No Opt. Call	A–	3,882,095
4,050	5.000%, 2/01/22	No Opt. Call	A–	4,531,586

1,115	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.250%, 1/01/20	No Opt. Call	A–	1,237,226

	Illinois State, General Obligation Bonds, Refunding Series 2010:
5,055	5.000%, 1/01/17 – AGM Insured	No Opt. Call	AA	5,187,643
560	5.000%, 1/01/17	No Opt. Call	A–	573,586
4,995	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	5,279,116
22,045	5.000%, 1/01/18	No Opt. Call	A–	23,276,434
6,745	5.000%, 1/01/24	1/20 at 100.00	A–	7,205,616

	Illinois State, General Obligation Bonds, Refunding Series 2012:
5,000	5.000%, 8/01/16	No Opt. Call	A–	5,051,050
5,170	5.000%, 8/01/19	No Opt. Call	A–	5,645,175
4,055	5.000%, 8/01/20	No Opt. Call	A–	4,502,591

6,975	Illinois State, General Obligation Bonds, Series 2003A, 5.000%, 10/01/19	7/16 at 100.00	A–	6,996,134

560	Illinois State, General Obligation Bonds, Series 2003, 5.000%, 6/01/19 – NPFG Insured	No Opt. Call	AA–	561,949

10	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/22	No Opt. Call	A–	10,030

2,000	Illinois State, General Obligation Bonds, Series 2005, 5.000%, 9/01/16 – AGM Insured	No Opt. Call	AA	2,007,740

	Illinois State, General Obligation Bonds, Series 2006A:
1,060	5.000%, 6/01/17	No Opt. Call	A–	1,100,375
6,400	5.000%, 6/01/23	12/16 at 100.00	A–	6,539,136

	Illinois State, General Obligation Bonds, Series 2006:
1,005	5.000%, 1/01/17	N	A–	1,010,598
2,550	5.000%, 1/01/19 – NPFG Insured	N	AA–	2,564,204

1,000	Illinois State, General Obligation Bonds, Series 2007A, 5.000%, 6/01/22 – AGM Insured	6/17 at 100.00	AA	1,035,470

	Illinois State, General Obligation Bonds, Series 2013:
1,500	5.000%, 7/01/17	No Opt. Call	A–	1,561,110
3,640	5.000%, 7/01/21	No Opt. Call	A–	4,054,523
2,520	5.500%, 7/01/25	7/23 at 100.00	A–	2,884,392

2,030	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2010, 5.000%, 6/15/16	No Opt. Call	AAA	2,041,936

	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Lien Series 2013:
4,395	5.000%, 6/15/18	No Opt. Call	AAA	4,773,234
6,000	5.000%, 6/15/19	No Opt. Call	AAA	6,720,120

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,555	5.000%, 12/01/20	No Opt. Call	AA–	1,818,215
1,675	5.000%, 12/01/21	No Opt. Call	AA–	2,004,104
1,805	5.000%, 12/01/22	No Opt. Call	AA–	2,198,941

11,645	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–	14,426,292

152	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Kane, Cook and DuPage Counties School District 46, Elgin, Illinois, General Obligation Bonds, Refunding Series 2015C:
$1,000	4.000%, 1/01/18	No Opt. Call	AA–	$1,052,530
1,250	5.000%, 1/01/19	No Opt. Call	AA–	1,381,850

695	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A, 0.875%, 12/15/16	No Opt. Call	AAA	694,576

1,900	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA	1,444,684

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
5,115	5.000%, 6/01/16	No Opt. Call	A	5,134,897
7,605	5.000%, 6/01/17	No Opt. Call	A	7,941,065
5,425	5.000%, 6/01/18	No Opt. Call	A	5,852,653
10,105	5.000%, 6/01/19	No Opt. Call	A	11,232,213
5,215	5.250%, 6/01/20	No Opt. Call	A	6,002,256
20	5.250%, 6/01/21	No Opt. Call	A	23,563

4,290	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	4,922,174

5,515	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	6,095,730

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,635	5.000%, 3/01/19	No Opt. Call	A	2,924,824
2,260	5.000%, 3/01/20	No Opt. Call	A	2,570,908
1,565	5.000%, 3/01/21	No Opt. Call	A	1,821,848
2,500	5.000%, 3/01/22	No Opt. Call	A	2,970,775

2,365	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012, 4.000%, 11/01/19	No Opt. Call	A+	2,585,087

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
1,090	5.750%, 6/01/26	6/18 at 100.00	AA	1,191,228
1,035	5.750%, 6/01/27	6/18 at 100.00	AA	1,129,992

	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
1,435	0.000%, 2/01/21	No Opt. Call	AA–	1,301,014
6,200	0.000%, 2/01/22	No Opt. Call	AA–	5,455,690
6,655	0.000%, 2/01/23	No Opt. Call	AA–	5,675,384
430,997	Total Illinois			460,694,946

	Indiana – 4.4%

	Carmel Local Public Improvement Bond Bank, Indiana, Multipurpose Revenue Bonds, Series 2016:
700	4.000%, 7/15/18 (WI/DD, Settling 5/05/16)	No Opt. Call	AA+	748,832
750	5.000%, 1/15/19 (WI/DD, Settling 5/05/16)	No Opt. Call	AA+	832,860
1,215	5.000%, 7/15/19 (WI/DD, Settling 5/05/16)	No Opt. Call	AA+	1,371,759
1,000	5.000%, 1/15/20 (WI/DD, Settling 5/05/16)	No Opt. Call	AA+	1,145,740
800	5.000%, 7/15/20 (WI/DD, Settling 5/05/16)	No Opt. Call	AA+	930,264

Nuveen	153

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, First Mortgage Bonds, Refunding Series 2015D:
$1,035	5.000%, 1/15/17	No Opt. Call	AA+	$1,066,505
1,190	5.000%, 1/15/18	No Opt. Call	AA+	1,272,776
1,250	5.000%, 7/15/18	No Opt. Call	AA+	1,360,675
2,250	5.000%, 1/15/19	No Opt. Call	AA+	2,486,700
2,000	5.000%, 1/15/20	No Opt. Call	AA+	2,275,560
1,000	5.000%, 7/15/20	No Opt. Call	AA+	1,153,930

1,800	Indiana Development Finance Authority, Solid Waste Disposal Revenue Refunding Bonds, Waste Management Inc. Project, Series 2001, 1.750%, 10/01/31 (Mandatory put 10/01/18) (Alternative Minimum Tax)	No Opt. Call	A–	1,816,236

505	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	B–	495,471

6,800	Indiana Finance Authority, Environmental Improvement Revenue Bonds, Southern Indiana Gas & Electric Company, Refunding Series 2013D, 1.950%, 3/01/24 (Mandatory put 9/14/17)	No Opt. Call	Aa3	6,862,764

	Indiana Finance Authority, Hospital Revenue Bonds, Beacon Health System Obligated Group, Series 2013A:
500	5.000%, 8/15/16	No Opt. Call	AA–	506,485
635	5.000%, 8/15/18	No Opt. Call	AA–	695,014

	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010:
1,495	5.000%, 3/01/19	No Opt. Call	BBB–	1,597,826
2,115	5.000%, 3/01/20	No Opt. Call	BBB–	2,306,661

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,025	4.000%, 10/01/20	No Opt. Call	BBB+	1,117,916
435	4.000%, 10/01/21	No Opt. Call	BBB+	477,843
130	5.000%, 10/01/23	No Opt. Call	BBB+	153,215

	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A:
850	5.000%, 5/01/19	No Opt. Call	A+	950,292
750	5.000%, 5/01/20	No Opt. Call	A+	862,673
2,000	5.000%, 5/01/21	No Opt. Call	A+	2,364,080

12,310	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB+	12,631,660

2,260	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/26 (Alternative Minimum Tax)	9/24 at 100.00	BBB–	2,645,330

12,020	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011C, 3.000%, 10/01/16	No Opt. Call	AA–	12,136,594

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
750	4.000%, 10/01/16	No Opt. Call	AA	760,815
370	5.000%, 10/01/17	No Opt. Call	AA	392,337
410	5.000%, 10/01/18	No Opt. Call	AA	450,442
350	5.000%, 10/01/19	No Opt. Call	AA	396,536
750	5.000%, 10/01/20	No Opt. Call	AA	873,698

154	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2015A:
$1,400	5.000%, 10/01/18	No Opt. Call	AA	$1,538,096
1,400	5.000%, 10/01/19	No Opt. Call	AA	1,586,144
680	5.000%, 10/01/20	No Opt. Call	AA	792,152
550	5.000%, 10/01/23	No Opt. Call	AA	679,613
1,000	5.000%, 10/01/24	No Opt. Call	AA	1,254,120
1,800	5.000%, 10/01/25	10/24 at 100.00	AA	2,230,398
1,240	5.000%, 10/01/26	10/24 at 100.00	AA	1,520,004
800	5.000%, 10/01/27	10/24 at 100.00	AA	973,744

11,170	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 4.100%, 11/15/46 (Mandatory put 11/03/16)	No Opt. Call	AA+	11,366,815

5,245	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2001A-2, 1.600%, 11/15/36 (Mandatory put 2/01/17)	No Opt. Call	AA+	5,275,736

260	Indiana State University Board of Trustees, Indiana State University, Housing and Dining System Revenue Bonds, Series 2014, 4.000%, 4/01/22	No Opt. Call	AA–	294,382

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006:
1,630	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	1,845,307
3,690	5.500%, 1/01/20 – NPFG Insured	No Opt. Call	AA–	4,231,028

8,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	9,964,800

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
275	3.000%, 10/01/16	No Opt. Call	A	277,668
250	4.000%, 10/01/17	No Opt. Call	A	260,963
300	4.000%, 10/01/18	No Opt. Call	A	320,997
285	5.000%, 10/01/19	No Opt. Call	A	321,457
350	5.000%, 10/01/20	No Opt. Call	A	404,492
450	5.000%, 10/01/21	No Opt. Call	A	530,942
450	5.000%, 10/01/22	No Opt. Call	A	540,207
600	5.000%, 10/01/23	No Opt. Call	A	731,082
420	5.000%, 10/01/24	No Opt. Call	A	518,125
500	5.000%, 10/01/25	10/24 at 100.00	A	614,530
725	5.000%, 10/01/26	10/24 at 100.00	A	882,456

4,080	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1988A Remarketed, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	AA–	4,171,310

6,290	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 2003 Remarketed, 5.700%, 7/01/17 – AMBAC Insured	No Opt. Call	BBB+	6,569,339

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
880	4.000%, 4/01/17	No Opt. Call	Baa2	899,043
400	4.000%, 4/01/18	No Opt. Call	Baa2	416,976
550	3.000%, 4/01/19	No Opt. Call	Baa2	567,430

915	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012, 4.000%, 8/01/16	No Opt. Call	N/R	918,852

11,500	Mount Vernon, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company Project, Refunding Series 2015, 2.375%, 9/01/55 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	Aa3	11,751,045

Nuveen	155

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$1,000	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2015A, 5.000%, 1/01/22	No Opt. Call	A	$1,179,770

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
250	4.000%, 2/01/18	No Opt. Call	A	262,850
520	4.000%, 2/01/19	No Opt. Call	A	559,827
700	5.000%, 2/01/20	No Opt. Call	A	793,079
640	5.000%, 2/01/21	No Opt. Call	A	742,739
1,595	4.000%, 2/01/24	No Opt. Call	A	1,830,677

7,500	Warrick County, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company, Series 2015, 2.375%, 9/01/55 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	Aa3	7,663,725

32,285	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2008, 1.850%, 6/01/44 (Mandatory put 10/01/19)	No Opt. Call	A2	32,487,427

10,000	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2015, 5.000%, 11/01/45 (Mandatory put 11/01/22) (Alternative Minimum Tax)	No Opt. Call	A2	11,698,000

	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Refunding Series 2014B:
2,020	3.000%, 7/15/19	No Opt. Call	AA–	2,155,582
1,215	4.000%, 1/15/20	No Opt. Call	AA–	1,346,366
187,260	Total Indiana			200,108,784

	Iowa – 0.4%

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,150	4.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	1,205,488
1,330	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	1,461,763
1,380	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA	1,555,081
1,245	5.000%, 1/01/22 – AGM Insured	1/21 at 100.00	AA	1,447,001

7,645	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	7,909,593

	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A:
1,985	5.000%, 6/01/17	No Opt. Call	AA	2,080,340
3,290	5.000%, 6/01/18	No Opt. Call	AA	3,585,245
18,025	Total Iowa			19,244,511

	Kansas – 0.4%

6,050	Kansas Department of Transportation, Highway Revenue Bonds, Refunding Series 2009A, 5.000%, 9/01/17	No Opt. Call	AAA	6,407,192

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
1,245	5.000%, 1/01/20	No Opt. Call	AA–	1,421,678
1,475	5.000%, 1/01/23	1/20 at 100.00	AA–	1,685,468

	Topeka Public Building Commission, Kansas, Revenue Bonds, Kansas Department of Administration – 10th and Jackson Projects, Series 2007A:
2,245	5.000%, 6/01/25 – NPFG Insured	6/18 at 102.00	AA–	2,466,582
2,945	5.000%, 6/01/26 – NPFG Insured	6/18 at 102.00	AA–	3,235,672

156	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
$610	4.000%, 9/01/18	No Opt. Call	A+	$653,121
2,000	5.000%, 9/01/20	No Opt. Call	A+	2,323,080

30	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	22,700
16,600	Total Kansas			18,215,493

	Kentucky – 2.0%

9,260	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	9,659,384

6,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 112, Refunding Series 2016B, 5.000%, 11/01/19	No Opt. Call	Aa3	6,772,200

3,750	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.000%, 6/01/18	No Opt. Call	Aa3	4,070,025

15,325	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2009B, 5.000%, 5/15/17	No Opt. Call	AA	16,019,069

3,580	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A+	3,601,373

13,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18) (Alternative Minimum Tax)	No Opt. Call	A1	13,524,435

15,410	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	15,483,660

2,015	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	No Opt. Call	A1	2,061,667

	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011:
1,025	5.000%, 3/01/18	No Opt. Call	A3	1,090,621
2,670	5.250%, 3/01/19	No Opt. Call	A3	2,937,427
1,135	6.000%, 3/01/20	No Opt. Call	A3	1,309,200
1,095	6.000%, 3/01/21	No Opt. Call	A3	1,294,279

3,090	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18) (Alternative Minimum Tax)	No Opt. Call	A1	3,095,593

3,250	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 1.050%, 9/01/26 (Mandatory put 3/01/18)	No Opt. Call	A1	3,251,365

3,535	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/23	No Opt. Call	A+	4,140,015
84,640	Total Kentucky			88,310,313

	Louisiana – 3.8%

1,000	Bossier City, Louisiana, Utility Revenue Bonds, Refunding Series 2014, 4.000%, 10/01/20	No Opt. Call	AA–	1,123,330

Nuveen	157

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$14,025	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	BBB	$14,104,101

2,140	East Baton Rouge Parish, Louisiana, Sales Tax Revenue Bonds, Road & Street Improvement, Refunding Series 2015, 5.000%, 8/01/22	No Opt. Call	AA–	2,580,284

9,600	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Variable Rate Demand Obligation Series 2011A, 0.819%, 2/01/46 (Mandatory put 8/01/18)	2/18 at 100.00	AA	9,527,136

	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014:
2,500	5.000%, 7/15/19	No Opt. Call	A1	2,809,675
2,070	5.000%, 7/15/20	No Opt. Call	A1	2,392,403

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
3,000	5.000%, 6/01/17	No Opt. Call	A1	3,134,970
1,745	5.000%, 6/01/18	No Opt. Call	A1	1,889,922
2,325	5.000%, 6/01/19	No Opt. Call	A1	2,595,467
2,095	5.000%, 6/01/20	No Opt. Call	A1	2,398,314
2,000	5.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	2,362,680
1,800	5.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	2,169,756

315	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/16 – AMBAC Insured (ETM)	No Opt. Call	A1 (4)	316,285

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
455	5.000%, 6/01/17 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	456,856
810	5.000%, 6/01/18 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	813,305

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Parish Road Improvements Project, Series 2015:
1,545	5.000%, 8/01/19	No Opt. Call	AA	1,737,584
2,235	5.000%, 8/01/24	No Opt. Call	AA	2,778,574

660	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	10/18 at 100.00	A+	730,290

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
2,700	6.500%, 12/15/15 (5)	No Opt. Call	N/R	1,735,884
435	6.000%, 12/15/37 (5)	7/16 at 100.00	N/R	238,815

	Louisiana Public Facilities Authority, Revenue Bonds, Hurricane Recovery Program, Refunding Series 2014:
1,775	5.000%, 6/01/19	No Opt. Call	A1	1,985,036
5,015	5.000%, 6/01/20	No Opt. Call	A1	5,750,801

25	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	A–	25,907

	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc.- Student Housing Project, Refunding Series 2014:
585	5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	688,223
580	5.000%, 9/01/22 – AGM Insured	No Opt. Call	AA	692,230
1,445	5.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,747,150
1,565	5.000%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,914,918

158	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
$585	5.000%, 7/01/18	No Opt. Call	A	$636,474
1,570	5.000%, 7/01/19	No Opt. Call	A	1,762,969
1,100	5.000%, 7/01/20	No Opt. Call	A	1,270,071
7,245	5.000%, 7/01/26	7/23 at 100.00	A	8,605,249

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1:
20	5.000%, 5/01/19	No Opt. Call	AA	22,456
2,530	5.000%, 5/01/20	No Opt. Call	AA	2,928,197
3,635	5.000%, 5/01/21	No Opt. Call	AA	4,319,107

7,000	Louisiana State, General Obligation Bonds, Refunding Series 2014C, 5.000%, 8/01/22	No Opt. Call	AA	8,396,220

12,325	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/19	No Opt. Call	Aa3	13,883,866

6,000	Louisiana State, General Obligation Bonds, Series 2014A, 5.000%, 2/01/20	No Opt. Call	AA	6,846,960

6,245	Louisiana State, General Obligation Bonds, Series 2015A, 5.000%, 5/01/23	No Opt. Call	AA	7,565,630

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
2,860	5.000%, 12/01/19	No Opt. Call	A+	3,235,918
2,500	5.000%, 12/01/20	No Opt. Call	A+	2,895,400
3,600	5.000%, 12/01/21	No Opt. Call	A+	4,239,864

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
750	4.000%, 12/01/17	No Opt. Call	A+	786,488
875	4.000%, 12/01/18	No Opt. Call	A+	941,404
1,000	4.000%, 12/01/19	No Opt. Call	A+	1,097,990
1,500	5.000%, 12/01/20	No Opt. Call	A+	1,737,240
1,500	5.000%, 12/01/21	No Opt. Call	A+	1,766,610

7,130	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A3	8,075,224

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
500	4.000%, 6/01/16	No Opt. Call	A	501,565
1,850	5.000%, 6/01/17	No Opt. Call	A	1,933,232
1,000	5.000%, 6/01/18	No Opt. Call	A	1,083,050

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
1,000	5.000%, 6/01/24	No Opt. Call	A	1,223,220
500	5.000%, 6/01/26	6/25 at 100.00	A	611,185

1,100	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/19	No Opt. Call	A–	1,242,923

40	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/17 – AGM Insured	No Opt. Call	AA	40,159

4,700	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	5,139,732

2,295	Shreveport, Louisiana, General Obligation Bonds, Series 2014, 5.000%, 9/01/21	No Opt. Call	A+	2,721,962

	Terrebonne Levee and Conservation District, Louisiana, Public Improvement Sales Tax Bonds, Series 2013:
1,710	5.000%, 7/01/21	No Opt. Call	A+	1,987,311
1,680	5.000%, 7/01/22	No Opt. Call	A+	1,978,200

1,930	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A, 5.000%, 5/15/25	5/16 at 100.00	A	1,934,709
152,720	Total Louisiana			170,110,481

Nuveen	159

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maine – 0.0%

$615	Augusta, Maine, General Obligation Bonds, Refunding Series 2015A, 5.000%, 12/01/18	No Opt. Call	AA	$681,125

	Maryland – 2.8%

	Baltimore County, Maryland, General Obligation Bonds, Metropolitan District 77th Issue, Series 2014:
2,800	5.000%, 8/01/17	No Opt. Call	AAA	2,955,344
2,800	5.000%, 8/01/18	No Opt. Call	AAA	3,071,040

6,240	Baltimore County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	AAA	6,844,032

1,880	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Second Series 2003, 5.000%, 6/01/18	No Opt. Call	AAA	2,049,256

5,000	Maryland Economic Development Corporation, Revenue Bonds, Constellation Energy Group, Inc. Projects, Adjustable Mode, Refunding Series 2006B, 2.550%, 12/01/25 (Mandatory put 6/01/20)	No Opt. Call	BBB	5,085,700

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
815	4.000%, 6/01/18 – AGM Insured	No Opt. Call	AA	867,339
675	4.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	733,961
640	4.000%, 6/01/20 – AGM Insured	No Opt. Call	AA	708,090
725	4.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	814,487

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
530	5.000%, 7/01/21	No Opt. Call	BBB	622,119
1,000	5.000%, 7/01/22	No Opt. Call	BBB	1,187,100
250	5.000%, 7/01/23	No Opt. Call	BBB	298,770
500	5.000%, 7/01/24	No Opt. Call	BBB	601,490

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014:
6,190	5.000%, 7/01/18	No Opt. Call	BBB	6,740,972
4,000	5.000%, 7/01/19	No Opt. Call	BBB	4,501,640

	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2008:
5,120	5.000%, 7/15/16	No Opt. Call	AAA	5,169,664
5,790	5.000%, 7/15/17	No Opt. Call	AAA	6,100,286
5,155	5.000%, 7/15/18	No Opt. Call	AAA	5,644,777

14,345	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Third Series 2009C, 5.000%, 11/01/17	No Opt. Call	AAA	15,293,205

	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2015A-2:
6,835	5.000%, 8/01/19	No Opt. Call	AAA	7,762,236
27,740	5.000%, 8/01/20	No Opt. Call	AAA	32,492,417

100	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	Aaa	100,963

9,985	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2014A, 5.000%, 11/01/18	No Opt. Call	AAA	11,051,198

5,000	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2011A, 5.000%, 7/01/19	No Opt. Call	AAA	5,663,150
114,115	Total Maryland			126,359,236

160	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts – 1.7%

	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
$595	5.000%, 7/01/19	No Opt. Call	BBB–	$644,141
375	5.000%, 7/01/20	No Opt. Call	BBB–	411,368
555	5.000%, 7/01/21	No Opt. Call	BBB–	614,096
690	5.000%, 7/01/22	No Opt. Call	BBB–	770,302
625	5.000%, 7/01/23	No Opt. Call	BBB–	704,681
735	5.000%, 7/01/24	No Opt. Call	BBB–	833,688
795	5.000%, 7/01/25	7/24 at 100.00	BBB–	896,553

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Series 2009A:
2,175	5.000%, 11/15/16	No Opt. Call	AAA	2,229,114
1,535	5.000%, 11/15/17	No Opt. Call	AAA	1,639,963
1,000	5.000%, 11/15/18	No Opt. Call	AAA	1,109,390

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C:
1,815	5.000%, 7/01/18	No Opt. Call	BBB–	1,950,835
1,000	5.000%, 7/01/19	No Opt. Call	BBB–	1,104,900
1,000	5.000%, 7/01/20	No Opt. Call	BBB–	1,131,700

4,000	Massachusetts Health and Educational Facilities Authority, Variable Rate Demand Revenue Bonds, University of Massachusetts Issue, Series 2000A, 1.150%, 11/01/30 (Mandatory put 4/01/19)	No Opt. Call	Aa2	4,005,720

12,900	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.500%, 11/01/17 – AGM Insured	No Opt. Call	AA+	13,853,310

3,200	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C, 5.000%, 7/01/19	No Opt. Call	AA+	3,619,040

	Massachusetts State, General Obligation Bonds, Refunding Series 2015A:
13,965	3.000%, 7/01/17	No Opt. Call	AA+	14,367,471
14,000	5.000%, 7/01/23	No Opt. Call	AA+	17,520,160

	Norwood, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2009A:
2,420	4.000%, 8/15/16	No Opt. Call	AA+	2,445,144
2,420	4.000%, 8/15/17	No Opt. Call	AA+	2,525,512
2,420	4.000%, 8/15/18	No Opt. Call	AA+	2,600,145
68,220	Total Massachusetts			74,977,233

	Michigan – 1.9%

1,500	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012, 5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	1,648,620

	Lake Orion Community School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2012:
1,000	5.000%, 5/01/16	No Opt. Call	AA–	1,000,250
1,000	4.000%, 5/01/17	No Opt. Call	AA–	1,032,630
1,780	4.000%, 5/01/18	No Opt. Call	AA–	1,889,203

	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,100	5.000%, 7/01/20 (WI/DD, Settling 5/12/16)	No Opt. Call	A	1,265,275
850	5.000%, 7/01/21 (WI/DD, Settling 5/12/16)	No Opt. Call	A	1,002,048

4,575	Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit Group, Refunding Series 2016E-1, 1.100%, 11/15/46 (Mandatory put 8/15/19) (WI/DD, Settling 5/11/16)	No Opt. Call	AA+	4,575,686

Nuveen	161

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$8,790	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/21	7/18 at 100.00	AAA	$9,604,394

3,195	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/17	No Opt. Call	AA+	3,404,528

10,010	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding and Project Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	10,070,761

18,555	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 2.000%, 11/15/47 (Mandatory put 5/30/18)	No Opt. Call	AA+	18,926,286

1,440	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009B, 4.375%, 10/01/19	10/18 at 100.00	AA	1,470,067

6,030	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+	6,873,778

1,605	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21	5/19 at 100.00	Aa1	1,815,335

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A:
1,100	4.000%, 5/01/19	No Opt. Call	Aa1	1,195,194
1,000	5.000%, 5/01/21	No Opt. Call	Aa1	1,176,630

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013A:
765	5.000%, 5/01/19	No Opt. Call	Aa3	853,771
1,000	5.000%, 5/01/20	No Opt. Call	Aa3	1,147,480

2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/22	No Opt. Call	A1	3,005,650

4,975	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/19	No Opt. Call	Aa1	5,552,299

8,150	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	8,354,565
80,920	Total Michigan			85,864,450

	Minnesota – 0.8%

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
745	4.000%, 2/01/23	2/20 at 100.00	AA+	813,913
1,615	5.000%, 2/01/25	2/20 at 100.00	AA+	1,831,749
1,690	5.000%, 2/01/26	2/20 at 100.00	AA+	1,912,235

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2014A:
1,350	4.000%, 1/01/17	No Opt. Call	A+	1,381,482
1,670	5.000%, 1/01/24	No Opt. Call	A+	2,089,320

1,375	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2016-8M, 4.000%, 4/01/18	No Opt. Call	A2	1,458,628

	Minnesota Public Facilities Authority, State Clean Water Revolving Fund Revenue Bonds, Series 2016A:
4,130	5.000%, 3/01/19	No Opt. Call	AAA	4,620,851
8,665	5.000%, 3/01/20	No Opt. Call	AAA	9,997,764

162	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2009E:
$4,000	4.500%, 8/01/17	No Opt. Call	AA+	$4,195,920
4,000	4.500%, 8/01/18	No Opt. Call	AA+	4,340,600

895	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/23	No Opt. Call	A–	1,089,994

2,815	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/22	No Opt. Call	A1	3,391,118
32,950	Total Minnesota			37,123,574

	Mississippi – 0.6%

20,820	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 1.625%, 12/01/40 (Mandatory put 1/01/18)	No Opt. Call	BBB+	20,966,989

3,670	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2015A, 5.000%, 9/01/24	No Opt. Call	A–	4,366,236
24,490	Total Mississippi			25,333,225

	Missouri – 1.7%

860	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Shoal Creek Parkway Project, Series 2011, 6.500%, 6/01/25	No Opt. Call	N/R	861,023

	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
2,520	4.000%, 5/01/23	5/21 at 100.00	AAA	2,882,930
2,695	4.000%, 5/01/24	5/21 at 100.00	AAA	3,066,641

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
550	5.000%, 5/01/19	No Opt. Call	BBB+	606,084
440	5.000%, 5/01/20	No Opt. Call	BBB+	493,095
1,000	5.000%, 5/01/21	No Opt. Call	BBB+	1,139,840
2,545	4.000%, 5/01/22	No Opt. Call	BBB+	2,790,923
1,320	5.000%, 5/01/23	No Opt. Call	BBB+	1,536,427

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A, 4.875%, 2/01/19	2/17 at 100.00	BBB+	1,024,700

10,000	Missouri Highways and Transportation Commission, State Road Revenue Bonds, Refunding Second Lien Series 2014B, 5.000%, 5/01/18	No Opt. Call	AAA	10,866,100

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,285	5.000%, 1/01/25	No Opt. Call	A	2,832,349
5,000	5.000%, 1/01/26	1/25 at 100.00	A	6,139,550

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2013:
530	5.000%, 7/01/16	No Opt. Call	A–	534,060
815	5.000%, 7/01/17	No Opt. Call	A–	855,440
765	5.000%, 7/01/18	No Opt. Call	A–	833,001

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2015:
1,700	5.000%, 7/01/20	No Opt. Call	A–	1,952,365
1,575	5.000%, 7/01/21	No Opt. Call	A–	1,845,758
1,000	5.000%, 7/01/22	No Opt. Call	A–	1,191,610
1,085	5.000%, 7/01/23	No Opt. Call	A–	1,312,351

Nuveen	163

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
$8,185	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	$8,638,776
12,005	5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	13,201,058

1,750	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	1,838,095

8,825	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/17	No Opt. Call	BBB+	9,160,527

775	Springfield School District R12, Greene County, Missouri, General Obligation Bonds, Crossover Refunding Series 2014B, 4.000%, 3/01/18	No Opt. Call	AA+	821,105
69,225	Total Missouri			76,423,808

	Nebraska – 1.2%

4,390	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/21	No Opt. Call	BBB+	5,073,216

	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
925	4.000%, 11/01/18	No Opt. Call	A–	986,559
1,000	5.000%, 11/01/22	No Opt. Call	A–	1,178,690

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
500	4.000%, 6/15/16	No Opt. Call	AA–	502,230
750	4.000%, 6/15/17	No Opt. Call	AA–	777,368
600	4.000%, 6/15/18	No Opt. Call	AA–	640,446
800	5.000%, 6/15/19	No Opt. Call	AA–	899,456

	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Refunding Series 2009:
3,475	3.000%, 1/15/17	No Opt. Call	AAA	3,535,952
3,220	3.000%, 1/15/18	No Opt. Call	AAA	3,348,349
2,520	3.000%, 1/15/19	No Opt. Call	AAA	2,670,998

1,000	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 3.500%, 11/01/27	No Opt. Call	A–	1,021,280

1,700	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/24	1/22 at 100.00	A+	2,038,725

	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2015A:
6,245	5.000%, 1/01/18	No Opt. Call	A2	6,674,344
2,125	5.000%, 1/01/19	No Opt. Call	A2	2,343,216
2,500	5.000%, 1/01/20	No Opt. Call	A2	2,823,875

3,050	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 5.000%, 2/15/21	No Opt. Call	Aa1	3,610,285

17,560	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand Series 2012, 2.375%, 9/01/30 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A	18,067,660
52,360	Total Nebraska			56,192,649

	Nevada – 0.9%

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
1,000	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A+	1,146,700
2,000	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	2,337,840

164	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$25,755	Clark County, Nevada, General Obligation Bonds, Bond Bank Refunding Series 2016A, 5.000%, 11/01/19	No Opt. Call	Aa1	$29,387,485

665	Clark County, Nevada, Limited Tax General Obligation Bank Bonds, Refunding Series 2006, 5.000%, 11/01/21 – AMBAC Insured	11/16 at 100.00	Aa1	680,654

1,050	Clark County, Nevada, Limited Tax General Obligation Bank Bonds, Refunding Series 2006, 5.000%, 11/01/21 (Pre-refunded 11/01/16) – AMBAC Insured	11/16 at 100.00	Aa1 (4)	1,073,856

5,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	Aa1	5,931,350

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
295	3.000%, 6/01/16	No Opt. Call	N/R	295,389
895	3.000%, 6/01/17	No Opt. Call	N/R	904,201
170	4.000%, 6/01/18	No Opt. Call	N/R	175,367
36,830	Total Nevada			41,932,842

	New Jersey – 4.2%

260	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB+	261,095

245	Bergen County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Bergen County Guaranteed, Series 2014B, 5.000%, 2/15/19	No Opt. Call	Aaa	273,322

3,890	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	No Opt. Call	AA–	3,903,109

	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011:
1,000	5.000%, 11/01/16 – AGM Insured	No Opt. Call	AA	1,021,150
1,445	5.000%, 11/01/19 – AGM Insured	No Opt. Call	AA	1,618,992
920	5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA	1,052,140

345	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R	352,952

5	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	5,132

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
4,250	5.000%, 6/15/16	No Opt. Call	BBB+	4,270,060
6,565	5.000%, 6/15/17	No Opt. Call	BBB+	6,799,830
8,510	5.000%, 6/15/18	No Opt. Call	BBB+	9,040,003
5,000	5.000%, 6/15/19	No Opt. Call	BBB+	5,421,200
245	4.000%, 6/15/19	No Opt. Call	BBB+	259,112
10,990	5.000%, 6/15/20	No Opt. Call	BBB+	12,089,220
2,810	5.000%, 6/15/21	No Opt. Call	BBB+	3,135,735
1,370	5.000%, 6/15/22	No Opt. Call	BBB+	1,537,633
520	5.000%, 6/15/22	No Opt. Call	AA	604,620
6,565	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,316,036
4,500	5.000%, 6/15/24	6/22 at 100.00	BBB+	4,983,075
8,570	5.000%, 6/15/25	6/22 at 100.00	BBB+	9,374,295
6,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	6,519,600
685	4.250%, 6/15/27	6/22 at 100.00	BBB+	707,126

25,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015XX, 5.000%, 6/15/21	No Opt. Call	A–	27,651,500

Nuveen	165

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$2,865	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AA	$3,085,376

340	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	407,725

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,060	5.000%, 7/01/18	No Opt. Call	BB+	4,260,848
4,260	5.000%, 7/01/19	No Opt. Call	BB+	4,538,434

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	Aaa	446,060

10,000	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A, 5.000%, 9/15/18	No Opt. Call	A	10,749,500

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D:
5,070	5.000%, 12/15/17	No Opt. Call	A–	5,356,404
9,750	5.000%, 12/15/18	No Opt. Call	A–	10,479,008

6,005	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	6,643,452

1,125	Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 7/15/20	No Opt. Call	AA	1,255,286

1,700	Passaic Valley Sewer Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A3	2,078,641

4,215	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	4,720,800

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q:
3,405	3.000%, 1/01/18	No Opt. Call	A3	3,468,571
4,850	3.000%, 1/01/19	No Opt. Call	A3	4,947,534

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
140	5.000%, 6/01/17	No Opt. Call	Aaa	146,467
6,710	5.000%, 6/01/18	6/17 at 100.00	Aa3	7,013,896
4,290	4.500%, 6/01/23	6/17 at 100.00	BB	4,365,247
7,870	4.625%, 6/01/26	6/17 at 100.00	B+	7,932,645
176,755	Total New Jersey			190,092,831

	New Mexico – 2.1%

1,100	Albuquerque Bernalillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding Subordinate Lien Series 2014B, 5.000%, 7/01/19	No Opt. Call	AA	1,239,986

	Albuquerque, New Mexico, General Obligation Bonds, General Purpose Series 2016A:
6,000	5.000%, 7/01/19	No Opt. Call	AAA	6,785,700
6,000	5.000%, 7/01/20	No Opt. Call	AAA	6,994,320

10,050	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company, Four Corners Project, Refunding Series 2005B, 1.875%, 4/01/29 (Mandatory put 4/01/20)	No Opt. Call	Aa3	10,245,071

7,285	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Southern California Edison Company, Four Corners Project, Series 2005A, 1.875%, 4/01/29 (Mandatory put 4/01/20)	No Opt. Call	Aa3	7,415,183

166	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2016A:
$3,880	3.000%, 6/01/17	No Opt. Call	AAA	$3,981,811
3,395	4.000%, 6/01/18	No Opt. Call	AAA	3,628,610
3,275	5.000%, 6/01/19	No Opt. Call	AAA	3,690,434

15,340	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	17,123,122

	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Series 2015A:
845	4.000%, 6/15/18	No Opt. Call	A+	898,311
1,340	5.000%, 6/15/19	No Opt. Call	A+	1,499,500
1,305	5.000%, 6/15/20	No Opt. Call	A+	1,499,197
1,455	5.000%, 6/15/21	No Opt. Call	A+	1,712,200
1,510	5.000%, 6/15/22	No Opt. Call	A+	1,800,917
1,565	5.000%, 6/15/23	No Opt. Call	A+	1,897,312
1,625	5.000%, 6/15/24	No Opt. Call	A+	1,996,443
1,690	5.000%, 6/15/25	No Opt. Call	A+	2,098,169
1,760	5.000%, 6/15/26	6/25 at 100.00	A+	2,164,448

14,955	State of New Mexico, State Severance Tax Revenue Bonds, Series 2014A, 5.000%, 7/01/23	7/19 at 100.00	Aa1	16,878,213
84,375	Total New Mexico			93,548,947

	New York – 6.7%

500	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/22	No Opt. Call	A+	599,320

500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	No Opt. Call	AA–	501,950

1,595	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19	No Opt. Call	AA	1,805,827

5	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19 (ETM)	No Opt. Call	N/R (4)	5,684

1,250	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23	1/22 at 100.00	AA	1,515,063

325	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2014, 5.000%, 7/01/23	No Opt. Call	A–	397,865

12,195	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21	No Opt. Call	AAA	14,758,267

5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21 (ETM)	No Opt. Call	N/R (4)	6,067

3,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/21	No Opt. Call	AAA	3,951,041

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
890	0.000%, 6/01/16 – AGM Insured	No Opt. Call	AA	889,591
400	0.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	383,620
515	0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	476,602
450	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	406,895
1,305	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,147,382

Nuveen	167

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E:
$365	5.000%, 12/01/17 – FGIC Insured	12/16 at 100.00	AA–	$374,789
3,910	5.000%, 12/01/17	12/16 at 100.00	A–	4,012,872
2,280	5.000%, 12/01/18 – FGIC Insured	12/16 at 100.00	AA–	2,340,534
200	5.000%, 12/01/22	12/16 at 100.00	A–	204,964

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
610	5.000%, 4/01/18 (ETM)	No Opt. Call	A– (4)	659,685
3,715	5.000%, 4/01/19 (ETM)	No Opt. Call	A– (4)	4,166,484

1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.500%, 4/01/22	4/19 at 100.00	A–	1,387,875

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F:
885	5.000%, 5/01/16 – NPFG Insured	No Opt. Call	AA–	885,230
8,865	5.000%, 5/01/17 – NPFG Insured	No Opt. Call	AA–	9,244,156
3,000	5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	AA–	3,068,880

100	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/16 (ETM)	No Opt. Call	A– (4)	100,025

1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/21	No Opt. Call	A–	1,186,420

5,135	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/20	No Opt. Call	AA–	6,007,591

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
2,000	5.000%, 7/01/23	No Opt. Call	BBB+	2,409,400
1,000	5.000%, 7/01/24	No Opt. Call	BBB+	1,217,130
625	5.000%, 7/01/25	7/24 at 100.00	BBB+	750,056
1,000	5.000%, 7/01/26	7/24 at 100.00	BBB+	1,184,950
1,500	5.000%, 7/01/27	7/24 at 100.00	BBB+	1,765,890

10,295	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/17	No Opt. Call	AA	10,856,592

16,720	New York City, New York, General Obligation Bonds, Fiscal 2014 Series J, 5.000%, 8/01/19	No Opt. Call	AA	18,924,699

30,510	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/18	No Opt. Call	AA	33,398,382

12,180	New York City, New York, General Obligation Bonds, Fiscal 2016 Series C, 5.000%, 8/01/21	No Opt. Call	AA	14,556,440

12,980	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	AA–	13,201,698

7,200	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1997C, 5.000%, 8/01/32 (Mandatory put 8/01/16) – NPFG Insured	No Opt. Call	AA–	7,271,064

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 4.750%, 5/15/32 (Mandatory put 7/01/16) – NPFG Insured	No Opt. Call	AA–	2,012,520

2,190	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Refunding Series 2013, 2.750%, 7/01/17	No Opt. Call	A–	2,229,814

47,480	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	53,225,080

168	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2009:
$5,000	4.000%, 4/01/17	No Opt. Call	AA	$5,157,250
6,845	5.000%, 4/01/18	No Opt. Call	AA	7,414,230

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B:
1,600	5.000%, 6/01/17	No Opt. Call	AA	1,675,872
2,835	5.000%, 6/01/18	No Opt. Call	AA	3,082,892

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013B:
1,545	5.000%, 6/01/21	6/17 at 100.00	AA	1,615,112
6,230	5.000%, 6/01/22	6/17 at 100.00	AA	6,511,721

10,000	New York State Urban Development Corporation, Service Contract Revenue Bonds, Refunding Series 2010A-1, 5.000%, 1/01/17	No Opt. Call	AA	10,301,500

3,145	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1, 5.000%, 12/15/16	No Opt. Call	AAA	3,234,349

8,085	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009C, 5.000%, 12/15/18	No Opt. Call	AAA	8,980,575

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
500	5.000%, 7/01/25	7/24 at 100.00	BBB+	593,490
500	5.000%, 7/01/27	7/24 at 100.00	BBB+	582,620

16,120	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2012B, 4.000%, 11/15/20	No Opt. Call	AA–	18,276,695

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,510	4.750%, 6/01/22	6/16 at 100.00	BBB–	1,511,344
3,640	5.000%, 6/01/26	6/16 at 100.00	BB–	3,648,336

	Yonkers, New York, General Obligation Bonds, Refunding Series 2012C:
2,440	3.000%, 8/15/22	No Opt. Call	A	2,613,728
2,510	3.000%, 8/15/23	No Opt. Call	A	2,654,651
274,770	Total New York			301,342,759

	North Carolina – 0.7%

	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Refunding Series 2009A:
2,035	5.000%, 3/01/17	No Opt. Call	AA	2,110,967
2,125	5.000%, 3/01/18	No Opt. Call	AA	2,293,406

3,050	Mecklenburg County Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Refunding Series 2009, 5.000%, 3/01/18	No Opt. Call	AA+	3,282,959

765	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009, 3.000%, 6/01/17	No Opt. Call	AAA	784,982

2,920	North Carolina Medical Care Commission, Hospital Revenue Bonds, CaroMont Health, Series 2008, 4.000%, 2/15/17 – AGC Insured	No Opt. Call	AA	2,997,380

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A:
2,030	5.000%, 1/01/25	No Opt. Call	A	2,545,661
3,000	5.000%, 1/01/26	No Opt. Call	A	3,793,860
2,755	5.000%, 1/01/27	1/26 at 100.00	A	3,472,953

Nuveen	169

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

$615	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015B, 5.000%, 1/01/23	No Opt. Call	A	$752,483

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,000	5.000%, 5/01/19	No Opt. Call	AA+	1,123,750
5,195	5.000%, 5/01/20	5/19 at 100.00	AA+	5,832,894

3,565	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A, 5.000%, 5/01/21 (Pre-refunded 5/01/19)	5/19 at 100.00	AA+ (4)	4,005,563

235	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/20	No Opt. Call	AA+	272,266
29,290	Total North Carolina			33,269,124

	North Dakota – 0.9%

300	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/21 (ETM)	No Opt. Call	N/R (4)	355,923

100	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	119,305

3,145	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	A–	3,325,366

1,000	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/18	7/16 at 100.00	BBB–	1,006,980

1,130	West Fargo, North Dakota, General Obligation Bonds, Refunding & Improvement Series 2012C, 3.000%, 5/01/17	No Opt. Call	A1	1,154,126

	Williston, North Dakota, County-Wide Public Safety Sales Tax Revenue Bonds, Series 2015A:
900	4.000%, 7/15/16	No Opt. Call	A+	906,192
1,795	4.000%, 7/15/18	No Opt. Call	A+	1,909,000
1,000	4.000%, 7/15/19	No Opt. Call	A+	1,087,680
2,105	4.000%, 7/15/20	No Opt. Call	A+	2,324,741
2,185	4.000%, 7/15/21	No Opt. Call	A+	2,437,324
2,275	4.000%, 7/15/22	No Opt. Call	A+	2,559,421
2,365	5.000%, 7/15/23	7/22 at 100.00	A+	2,782,896
2,485	5.000%, 7/15/24	7/22 at 100.00	A+	2,894,801
5,485	5.000%, 7/15/25	7/22 at 100.00	A+	6,360,296

	Williston, North Dakota, General Obligation Bonds, Refunding Improvement Series 2014:
800	4.000%, 5/01/16	No Opt. Call	A	800,152
800	4.000%, 5/01/17	No Opt. Call	A	824,040
800	4.000%, 5/01/18	No Opt. Call	A	843,336
725	4.000%, 5/01/19	No Opt. Call	A	781,035
800	4.000%, 5/01/20	No Opt. Call	A	876,488
800	4.000%, 5/01/21	No Opt. Call	A	889,296

6,035	Williston, North Dakota, Sales Tax Revenue Bonds, Series 2013A, 4.000%, 5/01/20 – AGM Insured	5/17 at 100.00	AA	6,227,456
37,030	Total North Dakota			40,465,854

	Ohio – 3.8%

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012:
2,000	5.000%, 11/15/21	No Opt. Call	A1	2,371,940
2,655	5.000%, 11/15/22	No Opt. Call	A1	3,162,132

2,650	Akron, Ohio, Waterworks System Mortgage Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 3/01/17 – AGC Insured	No Opt. Call	A3	2,742,777

170	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
$6,680	5.000%, 6/01/16	No Opt. Call	Aaa	$6,703,781
3,495	5.000%, 6/01/17	No Opt. Call	Aa1	3,639,378

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,800	5.375%, 6/01/24	6/17 at 100.00	B–	3,693,106
23,360	5.125%, 6/01/24	6/17 at 100.00	B–	22,587,485

	Cincinnati, Ohio, General Obligation Bonds, Various Purpose, Refunding & Improvement Series 2016A:
2,475	4.000%, 12/01/17	No Opt. Call	Aa2	2,603,057
2,500	4.000%, 12/01/18	No Opt. Call	Aa2	2,702,200

	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
350	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	374,063
400	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	442,080
425	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA	482,184
950	5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA	1,104,138

3,220	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	3,430,781

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,470	5.000%, 12/01/19	No Opt. Call	AA	1,669,420
1,540	5.000%, 12/01/20	12/19 at 100.00	AA	1,744,835
1,620	5.000%, 12/01/21	12/19 at 100.00	AA	1,829,887

	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series 2014:
4,650	5.000%, 12/01/17	No Opt. Call	AA–	4,955,505
5,515	5.000%, 12/01/20	No Opt. Call	AA–	6,368,612

	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013:
500	4.000%, 6/15/17	No Opt. Call	Baa2	513,070
1,015	5.000%, 6/15/19	No Opt. Call	Baa2	1,102,919
1,000	5.000%, 6/15/21	No Opt. Call	Baa2	1,122,120

1,000	Franklin County Convention Facilities Authority, Ohio, Tax and Lease Revenue Anticipation and Refunding Bonds, Columbus City & Franklin County Lessees, Series 2014, 5.000%, 12/01/23	No Opt. Call	Aaa	1,238,750

	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Hospital Medical Center, Refunding Series 2014S:
1,150	5.000%, 5/15/21	No Opt. Call	AA	1,367,028
275	5.000%, 5/15/22	No Opt. Call	AA	333,242
1,000	5.000%, 5/15/23	No Opt. Call	AA	1,231,130

1,600	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2014, 5.000%, 2/01/20	No Opt. Call	A	1,801,728

1,595	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2014A, 5.000%, 12/01/19	No Opt. Call	AA+	1,824,712

	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A:
2,490	5.000%, 1/01/20	No Opt. Call	AA	2,841,414
1,700	5.000%, 1/01/23	No Opt. Call	AA	2,069,172

2,175	Marysville, Union County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	2,445,788

Nuveen	171

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
$2,000	5.000%, 2/15/17	No Opt. Call	BB+	$2,047,640
1,630	5.000%, 2/15/18	No Opt. Call	BB+	1,712,185
1,000	5.000%, 2/15/19	No Opt. Call	BB+	1,072,360
270	5.000%, 2/15/20	No Opt. Call	BB+	294,062
2,000	5.000%, 2/15/21	No Opt. Call	BB+	2,203,600

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
870	3.000%, 10/01/16	No Opt. Call	A1	878,013
1,100	4.000%, 10/01/17	No Opt. Call	A1	1,143,692

11,085	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	BBB–	11,459,008

2,440	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19)	No Opt. Call	BBB–	2,496,071

4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,456,840

1,645	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 2014, 2.250%, 9/01/33 (Mandatory put 9/01/18)	No Opt. Call	A3	1,678,558

4,540	Ohio State, Capital Facilities Lease Appropriation Bonds, Mental Health Facilities Improvement Fund Project, Series 2012A, 5.000%, 6/01/17 – NPFG Insured	No Opt. Call	AA	4,753,743

6,685	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2013B, 5.000%, 8/01/21	No Opt. Call	AA+	8,003,215

6,450	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011A, 5.000%, 9/15/21	No Opt. Call	AA+	7,747,869

12,625	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011C, 5.000%, 9/15/20	No Opt. Call	AA+	14,788,168

	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009B:
820	5.000%, 1/01/17	No Opt. Call	Aa2	843,878
500	5.000%, 1/01/18	No Opt. Call	Aa2	535,500

20	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	20,247

10,715	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 2.200%, 6/01/33	No Opt. Call	BBB–	10,723,786

2,000	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 2.250%, 7/01/21 (Mandatory put 7/01/16)	No Opt. Call	A–	2,005,740

2,230	University of Toledo, Ohio, General Receipts Bonds, Series 2009, 4.000%, 6/01/18	No Opt. Call	A1	2,367,948

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	4,800
160,880	Total Ohio			171,735,357

	Oklahoma – 2.1%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
1,420	4.000%, 9/01/18	No Opt. Call	A+	1,515,935
1,435	4.000%, 9/01/19	No Opt. Call	A+	1,565,427
2,685	4.500%, 9/01/20	No Opt. Call	A+	3,034,131

172	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

$6,330	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2013, 5.000%, 6/01/18	No Opt. Call	A+	$6,848,870

5,980	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016, 5.000%, 6/01/19	No Opt. Call	A+	6,661,840

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014:
2,645	5.000%, 7/01/16	No Opt. Call	A+	2,665,340
675	5.000%, 7/01/17	No Opt. Call	A+	707,191
1,820	5.000%, 7/01/18	No Opt. Call	A+	1,974,791
2,395	5.000%, 7/01/19	No Opt. Call	A+	2,675,023

	Creek County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Sapulpa Public Schools Project, Series 2015:
1,955	4.000%, 9/01/18	No Opt. Call	A+	2,087,080
2,150	5.000%, 9/01/20	No Opt. Call	A+	2,479,230

	Kay County Public Buildings Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Ponca City Public Schools Project, Series 2016:
3,820	5.000%, 9/01/17	No Opt. Call	A–	4,028,075
7,860	5.000%, 9/01/18	No Opt. Call	A–	8,572,116
2,500	5.000%, 9/01/20	No Opt. Call	A–	2,882,825
4,395	5.000%, 9/01/21	No Opt. Call	A–	5,155,731

	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2012:
5,000	3.000%, 3/01/17	No Opt. Call	A+	5,089,550
2,920	4.000%, 3/01/18	No Opt. Call	A+	3,076,833

1,850	Oklahoma Development Finance Authority, Solid Waste Disposal Revenue Bonds, Series 2004A, 2.375%, 12/01/21	No Opt. Call	A–	1,934,157

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
310	4.000%, 9/01/17	No Opt. Call	A–	322,772
475	4.000%, 9/01/18	No Opt. Call	A–	506,070
525	5.000%, 9/01/19	No Opt. Call	A–	588,373
685	5.000%, 9/01/20	No Opt. Call	A–	786,257
745	5.000%, 9/01/21	No Opt. Call	A–	870,078

	Stillwater Utilities Authority, Oklahoma, Utility System and Sales Tax Revenue Bonds, Series 2014A:
225	4.000%, 10/01/18	No Opt. Call	AA–	242,377
165	4.000%, 10/01/19	No Opt. Call	AA–	182,168
250	5.000%, 10/01/20	No Opt. Call	AA–	292,645
645	5.000%, 10/01/21	No Opt. Call	AA–	773,374

1,235	Tulsa (Oklahoma), Industrial Authority, Revenue and Refunding Bonds (The University of Tulsa), Series 1996A, 6.000%, 10/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	1,263,578

1,385	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1997B, 7.050%, 6/01/17 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	1,416,010

7,450	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2011, 5.000%, 9/01/19	No Opt. Call	AA–	8,388,402

1,425	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA–	1,621,123

Nuveen	173

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
$1,000	5.000%, 9/01/22	No Opt. Call	AA–	$1,197,480
6,085	5.000%, 9/01/23	No Opt. Call	AA–	7,394,553

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
2,100	5.000%, 9/01/21	No Opt. Call	AA–	2,476,047
2,000	5.000%, 9/01/22	No Opt. Call	AA–	2,394,960
84,540	Total Oklahoma			93,670,412

	Oregon – 0.8%

	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015:
11,045	5.000%, 6/15/25	No Opt. Call	AA+	14,128,101
5,000	5.000%, 6/15/26	6/25 at 100.00	AA+	6,354,750

1,770	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2007, 1.500%, 10/01/18	No Opt. Call	A–	1,788,567

1,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	1,125,110

10,450	Tri-County Metropolitan Transportation District, Oregon, Payroll Tax and Grant Receipt Revenue Bonds, Series 2013, 3.000%, 11/01/16	7/16 at 100.00	Aa3	10,472,468
29,265	Total Oregon			33,868,996

	Pennsylvania – 5.4%

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:
1,620	5.000%, 5/01/16	No Opt. Call	Baa3	1,620,292
1,285	5.000%, 5/01/18	5/16 at 100.00	Baa3	1,287,673

6,485	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	7,060,414

	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2011:
6,550	5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	6,988,654
4,400	5.000%, 12/01/18 – AGM Insured	No Opt. Call	AA	4,861,560

5,785	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-73, 5.000%, 12/01/19	No Opt. Call	AA–	6,586,223

1,925	Berks County, Pennsylvania, General Obligation Bonds, Series 2008, 5.000%, 11/15/21 (Pre-refunded 11/15/18)	11/18 at 100.00	Aa1 (4)	2,129,512

1,120	Centre County, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 7/01/19	No Opt. Call	AA	1,185,430

7,910	Coatesville Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2014A, 4.000%, 8/15/19 – BAM Insured	No Opt. Call	AA	8,571,197

	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014:
450	4.000%, 5/01/18	No Opt. Call	Baa3	467,879
450	5.000%, 5/01/19	No Opt. Call	Baa3	486,473

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2010:
1,010	4.000%, 12/01/16	No Opt. Call	A+	1,030,665
500	5.000%, 12/01/18	No Opt. Call	A+	553,675

174	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$3,435	Lancaster County, Pennsylvania, General Obligation Bonds, Series 2009A, 5.000%, 11/01/18 – AGM Insured	No Opt. Call	A1	$3,779,221

3,240	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 0.900%, 9/01/29 (Mandatory put 9/01/17)	No Opt. Call	A	3,236,922

5,560	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 0.900%, 2/15/27 (Mandatory put 8/15/17)	No Opt. Call	A	5,555,441

1,465	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19	No Opt. Call	N/R	1,543,671

2,165	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.000%, 7/01/17	No Opt. Call	A–	2,267,080

1,080	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 4.000%, 5/01/19	No Opt. Call	A	1,168,560

3,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/23	No Opt. Call	A	4,089,975

	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,665	5.000%, 1/15/18	No Opt. Call	Baa2	1,761,354
1,310	5.000%, 1/15/19	No Opt. Call	Baa2	1,420,132
1,235	5.000%, 1/15/20	No Opt. Call	Baa2	1,365,070

5,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Exelon Generation Company, LLC Project, Refunding Series 2001B, 2.500%, 10/01/30 (Mandatory put 4/01/20)	No Opt. Call	BBB	5,060,750

6,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1994A, 2.550%, 6/01/29 (Mandatory put 6/01/20)	No Opt. Call	BBB	6,119,880

5,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory put 9/01/20)	No Opt. Call	BBB	5,117,750

7,500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1999A, 2.500%, 10/01/30 (Mandatory put 4/01/20)	No Opt. Call	BBB	7,591,125

504	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	7/16 at 100.00	N/R	221,551

335	Pennsylvania Convention Center Authority, Revenue Bonds, Series 1989A, 6.700%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	AA+ (4)	341,888

7,145	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40	No Opt. Call	Baa3	7,498,034

37,800	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.550%, 12/01/33 (Mandatory put 12/03/18)	No Opt. Call	A–	38,000,718

Nuveen	175

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
$100	5.000%, 1/01/20	No Opt. Call	Aaa	$113,263
225	5.000%, 7/01/20	7/19 at 100.00	Aaa	254,842
5,750	5.000%, 7/01/21	1/18 at 100.00	Aaa	6,153,305
23,940	5.000%, 1/01/22	7/17 at 100.00	Aaa	25,191,583
4,795	5.000%, 1/01/23	No Opt. Call	Aaa	4,813,796

1,900	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2008A, 6.750%, 10/01/18 (Alternative Minimum Tax)	No Opt. Call	AA–	2,148,045

7,540	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	7,661,469

17,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/20	No Opt. Call	A3	20,121,500

1,510	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien Series 2009A, 5.000%, 6/01/17	No Opt. Call	AA	1,579,430

4,325	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009B, 5.000%, 6/01/16	No Opt. Call	A–	4,342,516

1,805	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,028,098

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2010C, 5.000%, 9/01/16	No Opt. Call	A+	10,140,600

	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D:
1,795	5.000%, 9/01/17	No Opt. Call	A+	1,877,624
1,525	5.000%, 9/01/18	No Opt. Call	A+	1,637,393

	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
1,120	4.000%, 12/01/18	No Opt. Call	A+	1,205,299
2,300	5.000%, 12/01/19	No Opt. Call	A+	2,596,401
3,295	5.000%, 12/01/20	No Opt. Call	A+	3,801,837
1,440	5.000%, 12/01/21	No Opt. Call	A+	1,696,781
1,500	5.000%, 12/01/22	No Opt. Call	A+	1,798,920

320	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue Bonds, Refunding Series 1986, 6.000%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa	325,293

1,205	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013, 4.000%, 12/01/16	No Opt. Call	BBB	1,227,425

1,250	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 4.625%, 8/01/17	No Opt. Call	A–	1,285,400

2,500	University of Pittsburgh of the Commonwealth System of Higher Education, PennsyIvania, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21	3/19 at 100.00	AA+	2,841,100
231,019	Total Pennsylvania			243,810,689

176	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Rhode Island – 0.1%

	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2013B:
$700	5.000%, 7/01/19	No Opt. Call	A3	$770,112
1,165	5.000%, 7/01/20	No Opt. Call	A3	1,306,932
1,360	5.000%, 7/01/21	No Opt. Call	A3	1,554,466

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, University of Rhode Island Auxiliary Enterprise, Refunding Series 2013C:
450	4.000%, 9/15/16	No Opt. Call	A+	455,472
520	4.000%, 9/15/18	No Opt. Call	A+	555,662
4,195	Total Rhode Island			4,642,644

	South Carolina – 1.1%

1,815	Anderson County School District 5, South Carolina, General Obligation Bonds, Refunding Series 2016, 5.000%, 3/01/19	No Opt. Call	Aa1	2,028,190

	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
3,365	5.000%, 12/01/21	No Opt. Call	AA	4,032,145
4,910	5.000%, 12/01/22	No Opt. Call	AA	5,995,405

5,245	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	5,383,678

	Greenwood Fifty School Facilities, Inc., South Carolina, Installment Purchase Revenue Refunding Bonds, Greenwood School District 50 Project, Series 2016:
1,000	4.000%, 12/01/18 – BAM Insured	No Opt. Call	AA	1,075,890
1,745	5.000%, 12/01/19 – BAM Insured	No Opt. Call	AA	1,975,357

	Kershaw County Public Schools Foundation, South Carolina, Installment Purchase Revenue Bonds, Kershaw County School District, Refunding Series 2015:
900	5.000%, 12/01/18	No Opt. Call	A1	986,382
1,050	5.000%, 12/01/19	No Opt. Call	A1	1,182,300
600	5.000%, 12/01/20	No Opt. Call	A1	692,268

1,060	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R (4)	1,299,507

	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC – Francis Marion University Project, Series 2014A:
1,020	5.000%, 8/01/22	No Opt. Call	Baa3	1,153,610
1,035	5.000%, 8/01/24	No Opt. Call	Baa3	1,189,846

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
1,450	5.250%, 8/01/24	8/23 at 100.00	BBB+	1,758,923
2,850	5.250%, 8/01/25	8/23 at 100.00	BBB+	3,424,446
3,500	5.250%, 8/01/26	8/23 at 100.00	BBB+	4,172,910
2,000	5.000%, 8/01/27	8/23 at 100.00	BBB+	2,327,780

1,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/21	No Opt. Call	AA–	1,198,520

1,125	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/22	No Opt. Call	AA–	1,373,299

5,250	Spartanburg County School District 2, South Carolina, General Obligation Bonds, Series 2015, 5.000%, 4/01/17	No Opt. Call	Aa1	5,464,830

Nuveen	177

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

	Sumter Two School Facilities, Inc., South Carolina, Installment Purchase Revenue Refunding Bonds, Sumter County School District 2 Project, Series 2016:
$850	4.000%, 12/01/17 – BAM Insured	No Opt. Call	AA	$890,154
1,500	5.000%, 12/01/19 – BAM Insured	No Opt. Call	AA	1,690,485
1,000	5.000%, 12/01/20 – BAM Insured	No Opt. Call	AA	1,155,270
44,270	Total South Carolina			50,451,195

	South Dakota – 0.2%

	Deadwood, South Dakota, Certificates of Participation, Refunding Series 2012:
1,580	3.000%, 11/01/17	No Opt. Call	A	1,631,919
770	3.000%, 11/01/18	No Opt. Call	A	808,531

400	South Dakota Building Authority, Revenue Bonds, Series 2013B, 5.000%, 6/01/20	No Opt. Call	AA+	462,564

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B:
400	4.000%, 11/01/19	No Opt. Call	A+	441,452
320	4.000%, 11/01/20	No Opt. Call	A+	359,155
500	4.000%, 11/01/21	No Opt. Call	A+	563,320
650	5.000%, 11/01/24	No Opt. Call	A+	805,155

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015:
650	5.000%, 11/01/20	No Opt. Call	A+	755,476
550	5.000%, 11/01/21	No Opt. Call	A+	653,323
535	5.000%, 11/01/22	No Opt. Call	A+	646,526
6,355	Total South Dakota			7,127,421

	Tennessee – 1.0%

	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2012A:
225	2.000%, 12/01/16	No Opt. Call	AA+	226,865
710	4.000%, 12/01/20	No Opt. Call	AA+	799,112
740	4.000%, 12/01/21	No Opt. Call	AA+	846,715

	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2015:
2,190	4.000%, 9/01/19	No Opt. Call	AA	2,403,153
1,510	4.000%, 9/01/20	No Opt. Call	AA	1,691,140

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
1,030	5.000%, 1/01/19	No Opt. Call	A	1,137,058
2,500	5.000%, 1/01/20	No Opt. Call	A	2,841,700
1,500	4.000%, 1/01/21	No Opt. Call	A	1,680,465

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,335	3.000%, 11/01/17	No Opt. Call	BBB+	1,366,239
250	3.000%, 11/01/18	No Opt. Call	BBB+	259,248
1,070	4.000%, 11/01/19	No Opt. Call	BBB+	1,155,418
810	4.000%, 11/01/20	No Opt. Call	BBB+	885,176
500	4.000%, 11/01/21	No Opt. Call	BBB+	552,335
1,030	5.000%, 11/01/22	11/21 at 100.00	BBB+	1,191,288

178	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Subordinate Lien Refunding Series 2012:
$2,570	5.000%, 7/01/21	No Opt. Call	A+	$3,063,286
1,870	5.000%, 7/01/22	No Opt. Call	A+	2,272,910

	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A:
5,000	5.000%, 9/01/16	No Opt. Call	A–	5,074,750
2,500	5.000%, 9/01/18	No Opt. Call	A–	2,723,550

7,560	Tennessee State, General Obligation Bonds, Series 2009A, 5.000%, 5/01/17	No Opt. Call	Aaa	7,899,293

1,000	Tennessee State, General Obligation Bonds, Series 2009A, 5.000%, 5/01/19 (Pre-refunded 5/01/17)	5/17 at 100.00	AAA	1,044,310

230	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/18	No Opt. Call	A	251,082

1,400	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/17	No Opt. Call	A	1,443,540

	West Wilson Utility District, Wilson County, Tennessee, Water Revenue Bonds, Refunding & Improvement Series 2015:
1,680	3.000%, 6/01/18	No Opt. Call	AA–	1,750,291
1,100	4.000%, 6/01/19	No Opt. Call	AA–	1,198,241
1,260	4.000%, 6/01/20	No Opt. Call	AA–	1,404,131
41,570	Total Tennessee			45,161,296

	Texas – 6.1%

20,405	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012A, 5.000%, 8/15/23	No Opt. Call	AAA	25,542,367

	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
1,000	5.000%, 9/01/21	No Opt. Call	AA–	1,176,450
650	5.000%, 9/01/22	No Opt. Call	AA–	777,933

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
2,595	5.000%, 11/01/20	No Opt. Call	A+	3,026,600
5,000	5.000%, 11/01/21	11/20 at 100.00	A+	5,864,900

3,020	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A+	3,775,332

9,000	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Refunding Series 2015A, 5.000%, 8/15/19	No Opt. Call	AA+	10,191,150

6,055	Harris County, Texas, General Obligation Bonds, Refunding Road Series 2009A, 5.250%, 10/01/18	No Opt. Call	AAA	6,711,604

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
700	5.000%, 11/15/19	No Opt. Call	A3	787,038
575	5.000%, 11/15/20	No Opt. Call	A3	660,359
450	5.000%, 11/15/21	No Opt. Call	A3	525,402

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
11,635	5.000%, 11/15/22 – AGM Insured	No Opt. Call	AA	14,118,956
8,630	5.000%, 11/15/23 – AGM Insured	No Opt. Call	AA	10,647,090
5,205	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	6,488,345

Nuveen	179

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,110	Houston, Texas, Airport System Revenue Bonds, Refunding Senior Lien Series 2009A, 5.000%, 7/01/16	No Opt. Call	AA–	$1,118,425

2,900	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2014C, 5.000%, 5/15/20	No Opt. Call	AA	3,355,271

11,520	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA	12,878,208

10,000	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2016A, 5.000%, 3/01/19	No Opt. Call	AA	11,135,700

2,250	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B, 5.000%, 7/01/20	No Opt. Call	A+	2,590,943

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
500	5.000%, 11/01/18 (Alternative Minimum Tax)	No Opt. Call	A1	548,100
1,000	5.000%, 11/01/19 (Alternative Minimum Tax)	No Opt. Call	A1	1,127,470
1,000	5.000%, 11/01/20 (Alternative Minimum Tax)	No Opt. Call	A1	1,157,910
1,000	5.000%, 11/01/21 (Alternative Minimum Tax)	No Opt. Call	A1	1,181,170
1,000	5.000%, 11/01/22 (Alternative Minimum Tax)	No Opt. Call	A1	1,198,550
1,455	5.000%, 11/01/23 (Alternative Minimum Tax)	No Opt. Call	A1	1,764,188
1,500	5.000%, 11/01/24 (Alternative Minimum Tax)	No Opt. Call	A1	1,835,205

3,055	Lubbock Health Facilities Development Corporation, Texas, Revenue Bonds, St. Joseph Health System, Refunding Series 2008B, 5.000%, 7/01/18	No Opt. Call	AA–	3,325,184

2,000	Lubbock, Texas, General Obligation Bonds, Tax & Waterworks System Surplus Revenue Certificates of Obligation, Series 2016, 5.000%, 2/15/19	No Opt. Call	AA+	2,223,260

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,245	3.000%, 12/01/18	No Opt. Call	Ba2	1,248,050
1,510	4.000%, 12/01/21	No Opt. Call	Ba2	1,563,484

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
1,715	5.000%, 8/15/19	No Opt. Call	Aa2	1,938,705
2,785	5.000%, 8/15/21	No Opt. Call	Aa2	3,325,123
2,000	5.000%, 8/15/22	No Opt. Call	Aa2	2,433,900
5,480	5.000%, 8/15/23	8/22 at 100.00	Aa2	6,678,531

7,625	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24	9/21 at 100.00	AA+	9,133,530

	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A:
4,000	5.000%, 1/01/22	No Opt. Call	A1	4,770,480
4,945	5.000%, 1/01/23	No Opt. Call	A1	6,018,856
7,000	5.000%, 1/01/24	No Opt. Call	A1	8,660,470

575	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	594,194

15,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/21	No Opt. Call	Aa1	17,761,350

5,000	San Antonio, Texas, General Obligation Bonds, General Improvement & Refunding Series 2015, 4.000%, 2/01/17	No Opt. Call	AAA	5,131,700

5,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/20	No Opt. Call	A3	6,307,015

180	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Texas Southmost College District, Texas, General Obligation Bonds, Limited Tax Refunding Series 2014A:
$1,460	4.000%, 2/15/17	No Opt. Call	AA–	$1,497,084
2,485	5.000%, 2/15/18	No Opt. Call	AA–	2,665,809
2,560	5.000%, 2/15/19	No Opt. Call	AA–	2,839,219
2,745	5.000%, 2/15/20	No Opt. Call	AA–	3,136,382

10,060	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/18	No Opt. Call	AAA	10,898,602

	Texas State Transportation Commission, Highway Fund Revenue Bonds, Refunding First Tier Series 2015:
8,520	4.000%, 10/01/18	No Opt. Call	AAA	9,197,255
5,000	5.000%, 10/01/19	No Opt. Call	AAA	5,701,100

2,695	Texas State, Public Financing Authority, General Obligation Bonds, Refunding Series 2009A, 5.000%, 10/01/17	No Opt. Call	AAA	2,863,249

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A:
4,475	5.250%, 11/01/17	No Opt. Call	Baa3	4,744,261
6,815	5.250%, 11/01/18	11/17 at 100.00	Baa3	7,209,248
7,550	5.250%, 11/01/20	11/17 at 100.00	Baa3	7,960,418

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,640	3.000%, 8/15/16	No Opt. Call	A	2,654,282
2,720	3.000%, 8/15/17	No Opt. Call	A	2,773,747
239,315	Total Texas			275,439,154

	Utah – 0.2%

2,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20)	12/18 at 100.00	N/R	2,116,520

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
875	5.000%, 9/01/16	No Opt. Call	A	887,399
500	5.000%, 9/01/17	No Opt. Call	A	526,205
515	5.000%, 9/01/18	No Opt. Call	A	560,531
1,250	5.000%, 9/01/19	No Opt. Call	A	1,402,200
1,090	5.000%, 9/01/20	No Opt. Call	A	1,248,650
2,065	5.000%, 9/01/21	No Opt. Call	A	2,416,670
8,295	Total Utah			9,158,175

	Vermont – 0.0%

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Series 2016A:
500	3.000%, 12/01/17	No Opt. Call	A–	517,775
700	3.000%, 12/01/18	No Opt. Call	A–	736,883
720	4.000%, 12/01/19	No Opt. Call	A–	793,267
1,920	Total Vermont			2,047,925

	Virgin Islands – 0.2%

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B:
4,375	5.000%, 10/01/16	No Opt. Call	BBB	4,445,700
4,000	5.000%, 10/01/17	No Opt. Call	BBB	4,202,320
8,375	Total Virgin Islands			8,648,020

Nuveen	181

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia – 1.3%

$10,855	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2016A, 3.000%, 10/01/18	No Opt. Call	AAA	$11,457,561

10,520	Halifax County Industrial Development Authority, Virginia, Recovery Zone Facility Revenue Bonds, Virginia Electric & Power Company Project, Series 2010A, 2.150%, 12/01/41	No Opt. Call	A2	10,850,118

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA	1,134,060

6,000	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Refunding Series 2008A, 1.750%, 11/01/35 (Mandatory put 5/16/19)	No Opt. Call	A2	6,097,080

1,025	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Refunding Series 2014B, 5.000%, 2/01/19	No Opt. Call	AA+	1,142,127

	Virginia Small Business Financing Authority, Revenue Bonds, Hampton University, Refunding Series 2014:
1,000	5.000%, 10/01/17	No Opt. Call	A	1,055,900
1,000	5.000%, 10/01/18	No Opt. Call	A	1,092,200
1,000	5.000%, 10/01/19	No Opt. Call	A	1,125,040

10,000	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory put 9/01/20)	No Opt. Call	A2	10,313,800

11,840	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory put 6/01/20)	No Opt. Call	A2	12,095,034

2,765	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.875%, 5/01/33 (Mandatory put 5/16/19)	No Opt. Call	A2	2,820,881
57,005	Total Virginia			59,183,801

	Washington – 2.9%

10,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa1	12,429,200

5,000	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2015C, 5.000%, 7/01/25	No Opt. Call	Aa1	6,410,500

	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2015B:
1,280	5.000%, 3/01/18	No Opt. Call	A+	1,380,787
2,000	5.000%, 3/01/19	No Opt. Call	A+	2,235,700
1,000	5.000%, 3/01/20	No Opt. Call	A+	1,152,720

4,265	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2010B, 5.000%, 2/01/17	No Opt. Call	AA	4,407,792

	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Refunding Series 2013B:
1,100	5.000%, 12/01/18	No Opt. Call	A+	1,213,651
1,500	5.000%, 12/01/20	No Opt. Call	A+	1,745,819
2,095	5.000%, 12/01/21	No Opt. Call	A+	2,494,474

3,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	3,361,829

182	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
$1,500	5.000%, 1/01/21	No Opt. Call	A	$1,723,934
3,730	5.000%, 1/01/22	No Opt. Call	A	4,360,929
1,950	5.000%, 1/01/24	No Opt. Call	A	2,349,496
1,310	5.000%, 1/01/25	No Opt. Call	A	1,591,767

1,020	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/21	No Opt. Call	A+	1,218,083

10,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B, 4.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA	11,327,699

10,675	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA	12,665,460

2,600	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005D, 1.250%, 11/01/17	No Opt. Call	A–	2,612,453

6,000	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2008, 2.125%, 6/01/20	6/19 at 100.00	A–	6,118,979

4,820	Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax, Series 2016D, 5.000%, 2/01/20	No Opt. Call	AA+	5,548,397

20,070	Washington State, General Obligation Bonds, Refunding Various Purpose Series 2013R-13C, 5.000%, 7/01/21	No Opt. Call	AA+	23,972,410

7,725	Washington State, General Obligation Bonds, Various Purpose, Refunding Series 2016C, 5.000%, 2/01/20	No Opt. Call	AA+	8,892,401

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19 (Pre-refunded 7/01/18)	7/18 at 100.00	AA+ (4)	9,516,430
111,355	Total Washington			128,730,910

	West Virginia – 0.6%

6,210	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 1.625%, 10/01/22 (Mandatory put 10/01/18)	No Opt. Call	Baa1	6,254,960

10,570	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Refunding Series 2015A, 1.900%, 3/01/40	No Opt. Call	Baa1	10,638,071

5,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 2.250%, 1/01/41 (Mandatory put 9/01/16) (Alternative Minimum Tax)	No Opt. Call	Baa1	5,014,000

1,020	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/24	No Opt. Call	A3	1,236,607

375	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/18 – AMBAC Insured	No Opt. Call	N/R	401,760

2,480	West Virginia University, Revenue Bonds, West Virginia University Projects, Series 2000A, 0.000%, 4/01/17 – AMBAC Insured	No Opt. Call	Aa3	2,461,350
25,655	Total West Virginia			26,006,748

	Wisconsin – 1.8%

950	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A, 5.000%, 12/01/19	No Opt. Call	Aa3	1,080,548

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B, 4.000%, 11/15/43 (Mandatory put 3/01/18)	No Opt. Call	AA+	3,174,329

Nuveen	183

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B:
$5,000	5.000%, 7/15/17	No Opt. Call	A2	$5,219,049
5,000	5.000%, 7/15/18	No Opt. Call	A2	5,380,349
5,680	5.000%, 7/15/19	No Opt. Call	A2	6,282,477

2,845	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A2	3,273,285

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2012B:
615	4.000%, 8/15/17	No Opt. Call	AA–	640,798
1,465	5.000%, 8/15/18	No Opt. Call	AA–	1,602,753

6,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2014A, 5.000%, 11/15/22	No Opt. Call	AA–	7,335,299

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2010:
1,475	5.000%, 12/01/16	No Opt. Call	AA–	1,508,614
1,555	5.000%, 12/01/17	No Opt. Call	AA–	1,643,105
1,635	5.000%, 12/01/18	No Opt. Call	AA–	1,781,920
1,710	5.000%, 12/01/19	No Opt. Call	AA–	1,911,437

3,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A3	3,628,204

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C:
500	5.000%, 8/15/16	No Opt. Call	AA	506,499
750	5.000%, 8/15/18	No Opt. Call	AA	820,342
315	5.000%, 8/15/20	No Opt. Call	AA	365,008
1,480	5.000%, 8/15/21	No Opt. Call	AA	1,755,323
55	5.000%, 8/15/23	8/22 at 100.00	AA	65,963

2,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/18 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (4)	2,078,576

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
7,115	5.250%, 5/01/20	5/19 at 100.00	AA–	8,072,393
5	5.375%, 5/01/25	5/19 at 100.00	AA–	5,657
2,820	5.750%, 5/01/29	5/19 at 100.00	AA–	3,214,150

9,815	Wisconsin State, Transportation Revenue Bonds, Refunding Series 2015-1, 5.000%, 7/01/18	No Opt. Call	AA+	10,736,628

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
5,000	5.000%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	5,647,199
595	5.000%, 7/01/22 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	672,016
1,770	5.000%, 7/01/23 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	1,999,109

	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Refunding Series 2014A:
670	5.000%, 7/01/25	7/24 at 100.00	A1	833,125
1,000	5.000%, 7/01/26	7/24 at 100.00	A1	1,234,050
700	5.000%, 7/01/27	7/24 at 100.00	A1	856,709
75,070	Total Wisconsin			83,324,914
$4,001,201	Total Municipal Bonds (cost $4,243,883,878)			4,361,434,850

184	Nuveen

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$132	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$3,950

35	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/55	N/R	1,051
$167	Total Corporate Bonds (cost $14,944)				5,001

Shares	Description (1), (10)				Value

	INVESTMENT COMPANIES – 0.8%

5,150,000	Eaton Vance Municipal Bond Fund II Institutional Munifund Term Perferred Shares iMTPs				$5,148,404

15,000,000	Eaton Vance Municipal Income Trust				14,995,050

14,450,000	Eaton Vance Pennsylvania Municipal Bond Fund Institutional Munifund Term Perferred Shares iMTPs				14,445,520
	Total Investment Companies (cost $34,600,000)				34,588,974
	Total Long-Term Investments (cost $4,278,498,822)				4,396,028,825

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.8%

	MUNICIPAL BONDS – 0.8%

	National – 0.0%

$1,223	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C, Variable Rate Demand Obligations, Series 2014, 0.710%, 11/15/17 (8)	No Opt. Call	A+	$1,217,794

	California – 0.2%

6,490	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (Alternative Minimum Tax) (8)	No Opt. Call	A–/A-2	6,863,954

3,365	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25) (Alternative Minimum Tax) (8)	No Opt. Call	A–	3,550,815
9,855	Total California			10,414,769

	Missouri – 0.3%

14,820	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Tender Option Bond Trust DCL-017, 0.720%, 7/01/26 (8)	No Opt. Call	AA+	14,820,000

	Pennsylvania – 0.3%

23	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (8)	7/16 at 100.00	N/R	9,803

6,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Series 2001-14, 1.500%, 11/01/31 (Mandatory put 5/01/18) (8)	5/18 at 100.00	A	6,840,800

1,600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 1.250%, 11/01/41 (Mandatory put 10/31/17) (8)	No Opt. Call	A	1,600,000

Nuveen	185

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$2,600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges & Universities of Pennsylvania Financing Program, York College Project, Series 2014T-3, 1.350%, 5/01/34 (Mandatory put 4/30/18) (8)	No Opt. Call	A	$2,600,000
11,023	Total Pennsylvania			11,050,603
$36,921	Total Short-Term Investments (cost $36,920,901)			37,503,166
	Total Investments (cost $4,315,419,723) – 98.4%			4,433,531,991
	Other Assets Less Liabilities – 1.6%			71,566,418
	Net Assets – 100%			$4,505,098,409

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgagebacked securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(8)	Investment has a maturity of more than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (SEC) on its website at http://www.sec.gov.

(ETM)	Escrowed to maturity.

(WI/DD)	Investment, or portion of investment purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

186	Nuveen

Nuveen Short Term Municipal Bond Fund

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.0%

	MUNICIPAL BONDS – 95.1%

	Alabama – 0.2%

$1,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2008, 1.625%, 7/15/34 (Mandatory put 10/02/18)	No Opt. Call	A1	$1,009,630

	Alaska – 1.0%

	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
2,535	5.000%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	Baa2	2,755,013
1,660	5.000%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	Baa2	1,839,479

1,350	Alaska State, International Airport System Revenue Bonds, Refunding Series 2016C, 5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A1	1,561,127

40	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	7/16 at 100.00	Ba1	40,224
5,585	Total Alaska			6,195,843

	Arizona – 5.0%

660	Creighton Elementary School District 14, Maricopa County, Arizona, General Obligation Bonds, Series 2014B, 3.000%, 7/01/18	No Opt. Call	A1	689,159

1,545	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/19	No Opt. Call	A+	1,709,728

	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B:
1,500	3.000%, 7/01/18	No Opt. Call	Aa1	1,574,910
1,775	4.000%, 7/01/19	No Opt. Call	Aa1	1,950,193

450	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 4.000%, 7/01/17	No Opt. Call	AA	466,547

2,045	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.000%, 7/01/17	No Opt. Call	A	2,144,367

1,100	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, School Improvement, Series 2014, 2.000%, 7/01/18	No Opt. Call	AA–	1,126,686

6,245	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/17	No Opt. Call	A+	6,554,877

1,495	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior Lien Series 2013, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	1,569,361

300	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, 3.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	AA+	301,161

1,370	Pima County Regional Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Regional Transportation Fund, Series 2014, 5.000%, 6/01/18	No Opt. Call	AA+	1,491,738

1,260	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 2.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	1,291,664

	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014:
1,000	5.000%, 8/01/18	No Opt. Call	AA–	1,091,360
3,195	3.000%, 8/01/19	No Opt. Call	AA–	3,395,774

Nuveen	187

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,195	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/18	No Opt. Call	AA+	$1,312,815

1,195	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/20	No Opt. Call	BBB+	1,374,764

1,070	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/18	No Opt. Call	AA–	1,163,657

1,325	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Refunding Series 2015, 4.000%, 7/15/18	No Opt. Call	A1	1,407,654

455	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Refunding Series 2014, 4.000%, 7/01/18	No Opt. Call	Aa3	485,167

500	Yuma County Elementary School District 1, Arizona, General Obligation Bonds, School Improvement Project 2014, Series 2015A, 4.000%, 7/01/18 – BAM Insured	No Opt. Call	AA	532,815

830	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.000%, 8/01/19	No Opt. Call	A–	923,342
30,510	Total Arizona			32,557,739

	Arkansas – 0.8%

3,280	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.375%, 12/01/19 (Pre-refunded 12/01/18)	12/18 at 100.00	A+ (4)	3,647,721

1,535	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/19	No Opt. Call	Aa2	1,749,010
4,815	Total Arkansas			5,396,731

	California – 4.5%

715	Calexico Community Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Merged Central Business District and Residential Redevelopment Project Area, Refunding Series 2014, 5.000%, 8/01/18 – AGM Insured	No Opt. Call	AA	780,666

800	California Health Facilities Financing Authority, Cal-Mortgage Insured Revenue Bonds, Northern California Retired Officers Community Corporation – Paradise Valley Estates, Refunding Series 2013, 3.000%, 1/01/17	No Opt. Call	AA–	813,344

2,095	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013B, 5.000%, 7/01/43 (Mandatory put 10/17/17)	No Opt. Call	AA–	2,225,791

	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016:
670	5.000%, 8/01/19	No Opt. Call	BBB	743,814
550	5.000%, 8/01/20	No Opt. Call	BBB	623,799

1,020	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014C, 2.500%, 8/01/20	11/16 at 100.00	AA–	1,027,885

175	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	11/16 at 100.00	N/R	176,008

1,365	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Refunding Series 2014A, 4.000%, 10/01/17	No Opt. Call	A–	1,423,067

2,135	Cathedral City Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Area, Series 2014A, 4.000%, 8/01/17	No Opt. Call	BBB+	2,219,098

500	Corona-Norco Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Senior Lien Series 2013A, 4.000%, 9/01/17	No Opt. Call	A–	519,165

188	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Fontana, California, Community Facilities District No. 22, Special Tax Refunding Bonds, Sierra Hills South, Series 2014:
$400	4.000%, 9/01/16	No Opt. Call	N/R	$404,744
475	4.000%, 9/01/17	No Opt. Call	N/R	494,138

905	Fresno, California, Airport Revenue Bonds, Refunding Series 2013B, 4.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	Baa1	935,471

1,040	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/17	No Opt. Call	A+	1,089,213

3,425	Los Angeles County Redevelopment Refunding Authority, California, Tax Allocation Revenue Bonds, Various Redevelopment Project Areas, Refunding Series 2013D, 5.000%, 9/01/16	No Opt. Call	A–	3,476,307

500	Northern California Power Agency, Hydroelectric Project Number One Revenue Bonds, Refunding Series 2010A, 5.000%, 7/01/16	No Opt. Call	A+	504,015

	Orange City, California, Special Tax Bonds, Community Facilities District 91-2, Serrano Heights Public Improvements, Refunding Series 2013:
320	3.000%, 10/01/16	No Opt. Call	A	323,082
360	3.000%, 10/01/17	No Opt. Call	A	370,242
300	4.000%, 10/01/18	No Opt. Call	A	320,697

1,095	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 3.000%, 9/01/16	No Opt. Call	N/R	1,100,902

940	Richmond Community Development Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 9/01/17 – BAM Insured	No Opt. Call	AA	978,596

275	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Refunding Series 2014, 4.000%, 9/01/18	No Opt. Call	N/R	292,548

510	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2013A, 5.000%, 6/01/18	No Opt. Call	AA+	556,323

550	Sacramento City Financing Authority, California, Special Tax Revenue Bonds, Westlake and Regency Park, Refunding Series 2013A, 3.000%, 9/01/16	No Opt. Call	BBB+	554,081

420	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Refunding Series 2014A, 5.000%, 8/01/18 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	456,271

350	San Benito Health Care District, San Benito County, California, Revenue Bonds, Refunding Series 2013, 4.000%, 3/01/18	No Opt. Call	AA–	370,503

1,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Refunding Series 2016C, 5.000%, 8/01/21	No Opt. Call	A-	1,192,860

200	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A, 5.000%, 8/01/17	No Opt. Call	A–	210,660

600	Santa Cruz County Redevelopment Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014, 5.000%, 9/01/18 – BAM Insured	No Opt. Call	AA	658,068

815	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds, Ladera Ranch, Refunding Series 2014A, 4.000%, 8/15/17	No Opt. Call	BBB+	849,670

970	Sulphur Springs Union School District, Los Angeles County, California, General Obligation Bonds, Anticipation Notes Series 2014A, 0.000%, 1/01/18	No Opt. Call	N/R	956,420

280	Twin Rivers Unified School District, Sacramento and Placer Counties, California, General Obligation Bonds, Refunding Series 2014A, 4.000%, 8/01/18 – BAM Insured	No Opt. Call	AA	300,322

Nuveen	189

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$985	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.000%, 12/01/18	No Opt. Call	A+	$1,082,013

260	Val Verde Unified School District Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2014, 4.000%, 10/01/18 – BAM Insured	No Opt. Call	AA	278,811

600	West Kern Water District, California, Certificates of Participation, Series 2011, 3.000%, 6/01/16	No Opt. Call	AA–	601,314
27,600	Total California			28,909,908

	Colorado – 2.9%

320	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds, Monument Academy Charter School Project, Refunding Series 2014, 2.000%, 10/01/16	No Opt. Call	A	321,398

250	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013, 3.000%, 6/01/16	No Opt. Call	A	250,540

130	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 – DCS Montessori School, Refunding & Improvement Series 2012, 2.250%, 7/15/17	No Opt. Call	A	131,221

300	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Refunding Series 2014, 3.000%, 8/15/17	No Opt. Call	A	307,284

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding & Improvement Series 2014:
375	3.000%, 12/01/17	No Opt. Call	A	385,950
250	3.000%, 12/01/18	No Opt. Call	A	260,728

235	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding Series 2015A, 4.000%, 12/01/18	No Opt. Call	A	251,295

470	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Vanguard School Project, Refunding & Improvement Series 2016, 4.000%, 6/15/20 (WI/DD, Settling 5/06/16)	No Opt. Call	A	515,219

1,685	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016, 5.000%, 10/01/19 (WI/DD, Settling 5/11/16)	No Opt. Call	Baa2	1,883,864

625	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Refunding Series 2010A, 4.000%, 10/01/18	No Opt. Call	A	668,900

1,750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008-C2			1,745,800

2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-3, 1.875%, 7/01/39 (Mandatory put 11/06/19)	No Opt. Call	A+	2,021,080

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
300	3.000%, 6/01/18	No Opt. Call	A–	310,746
500	4.000%, 6/01/19	No Opt. Call	A–	536,175

375	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 2.000%, 8/01/18 – AGM Insured	No Opt. Call	AA	384,724

305	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 4.550%, 11/01/17 – AGM Insured (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	312,832

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2011A, 5.250%, 11/15/18 (Alternative Minimum Tax)	No Opt. Call	A+	1,912,653

190	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$555	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 4.000%, 11/15/17 (Alternative Minimum Tax)	No Opt. Call	A+	$581,568

250	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.000%, 11/15/16 (Alternative Minimum Tax)	No Opt. Call	A	255,795

	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B:
475	4.000%, 11/15/16	No Opt. Call	A	483,883
375	5.000%, 11/15/17	No Opt. Call	A	399,308

375	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	368,539

	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015:
225	5.000%, 12/01/17	No Opt. Call	N/R	234,745
100	5.000%, 12/01/19	No Opt. Call	N/R	106,904

800	Jefferson County School District R-1, Colorado, Certificates of Participation, Jefferson County School Finance Corporation, Series 2016, 3.000%, 12/15/19	No Opt. Call	Aa3	849,624

1,060	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 4.000%, 12/01/19	No Opt. Call	BBB	1,156,513

1,015	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.000%, 12/01/16	No Opt. Call	N/R	1,024,064

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013B:
490	3.000%, 12/01/16	No Opt. Call	A	496,448
510	3.000%, 12/01/17	No Opt. Call	A	528,171
17,830	Total Colorado			18,685,971

	Connecticut – 0.3%

1,795	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 1.375%, 7/01/35 (Mandatory put 7/11/18)	No Opt. Call	AAA	1,814,242

	District of Columbia – 0.3%

325	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A, 3.000%, 10/01/16	No Opt. Call	A+	328,026

1,600	District of Columbia, Revenue Bonds, Medlantic/Helix Issue, Series 1998B, 5.000%, 8/15/17 – AGM Insured	No Opt. Call	AA	1,685,504
1,925	Total District of Columbia			2,013,530

	Florida – 4.0%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	3.000%, 11/15/16	No Opt. Call	BBB	302,274
600	4.000%, 11/15/17	No Opt. Call	BBB	618,156

425	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Refunding Series 2014, 5.000%, 4/01/18	No Opt. Call	A	456,735

	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Senior Lien Series 2014A-1:
1,220	1.500%, 5/01/16	No Opt. Call	BBB	1,220,024
1,240	1.750%, 5/01/17	No Opt. Call	BBB	1,244,439

Nuveen	191

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$770	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2014B, 4.000%, 4/01/17	No Opt. Call	A–	$792,992

750	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006, 5.250%, 6/01/16 (ETM)	No Opt. Call	BBB+ (4)	753,210

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2005I, 5.000%, 11/15/16	No Opt. Call	Aa2	2,047,900

1,195	Lee County, Florida, Transportation Facilities Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA	1,311,967

1,000	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Refunding Series 2011A, 5.000%, 2/01/17	No Opt. Call	AA	1,031,640

3,340	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/17	No Opt. Call	A	3,507,334

1,300	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2015A, 5.000%, 5/01/18	No Opt. Call	A1	1,407,874

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014:
1,000	3.000%, 12/01/16	No Opt. Call	BBB+	1,012,330
1,000	3.000%, 12/01/17	No Opt. Call	BBB+	1,028,000

1,060	Pinellas County Educational Facilities Authority, Florida, General Revenue Bonds, Barry University, Refunding Series 2011, 4.000%, 10/01/16	No Opt. Call	BBB	1,073,716

3,505	Saint Johns County School Board, Florida, Certificates of Participation, Master Lease Program, Refunding Series 2015, 5.000%, 7/01/18	No Opt. Call	A+	3,822,132

215	South Broward Hospital District, Florida, Hospital Revenue Bonds, Memorial Health System, Refunding Series 2006, 5.000%, 5/01/18	5/16 at 100.00	AA	215,834

575	South Broward Hospital District, Florida, Hospital Revenue Bonds, Memorial Health System, Refunding Series 2006, 5.000%, 5/01/18 (Pre-refunded 5/01/16) – NPFG Insured	5/16 at 100.00	AA– (4)	575,150

265	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 4.000%, 7/01/17	No Opt. Call	A–	273,970

1,720	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014B, 4.000%, 7/01/18	No Opt. Call	A–	1,818,556

1,450	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial HealthCare Inc. Project, Series 2016A, 5.000%, 12/01/18	No Opt. Call	Baa1	1,589,432
24,930	Total Florida			26,103,665

	Georgia – 1.1%

2,460	Bartow County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Plant Bowen Project, Series 1997, 2.375%, 9/01/29 (Mandatory put 8/10/17)	No Opt. Call	A+	2,498,228

525	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant Project, Fifth Series 1995, 1.375%, 10/01/32 (Mandatory put 4/04/17)	No Opt. Call	A+	526,570

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
529	5.500%, 7/15/23	7/21 at 100.00	N/R	543,740
1,035	5.500%, 7/15/30	7/21 at 100.00	N/R	1,064,342
1,136	5.500%, 1/15/36	7/21 at 100.00	N/R	1,168,463

192	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Gulf Power Company – Scherer Project, First Series 2010, 1.700%, 6/01/49 (Mandatory put 6/21/17)	No Opt. Call	A2	$1,006,620

225	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012B, 4.000%, 10/01/18	No Opt. Call	Baa2	239,409
6,910	Total Georgia			7,047,372

	Hawaii – 0.6%

3,000	Hawaii State, General Obligation Bonds, Series 2016FE, 5.000%, 10/01/21	No Opt. Call	AA	3,608,040

	Illinois – 6.1%

1,390	Arlington Heights, Illinois, General Obligation Bonds, Series 2014, 3.000%, 12/01/18 (ETM)	No Opt. Call	Aa1 (4)	1,469,591

4,050	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2015, 5.000%, 6/01/18	No Opt. Call	A	4,352,981

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B:
1,100	5.000%, 1/01/19	No Opt. Call	A	1,215,720
445	5.000%, 1/01/20	No Opt. Call	A	506,597

165	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 4.500%, 12/01/20	No Opt. Call	N/R	166,247

2,145	Illinois Finance Authority, National Rural Utilities Cooperative Finance Corporation Guaranteed Solid Waste Disposal Revenue Bonds, Prairie Power, Inc. Project, Series 2008A, 1.300%, 7/01/42 (Mandatory put 5/08/17)	No Opt. Call	A	2,145,300

	Illinois Finance Authority, Revenue Bonds, Benedictine University Project, Series 2013A:
1,000	4.000%, 10/01/17	No Opt. Call	BBB	1,032,600
500	5.000%, 10/01/19	No Opt. Call	BBB	551,810

340	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/19	No Opt. Call	BBB	374,105

225	Illinois Finance Authority, Revenue Bonds, DePaul University, Refunding Series 2013, 5.000%, 10/01/17	No Opt. Call	A	238,550

315	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.250%, 2/01/19	No Opt. Call	Baa3	330,955

1,095	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/20	No Opt. Call	A	1,266,138

1,195	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.000%, 7/01/18	No Opt. Call	A–	1,287,911

1,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/19	No Opt. Call	A+	1,133,800

300	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (5)	No Opt. Call	N/R	3

	Illinois State, General Obligation Bonds, February Series 2014:
1,100	5.000%, 2/01/19	No Opt. Call	A–	1,189,276
1,275	5.000%, 2/01/20	No Opt. Call	A–	1,405,445

3,000	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/21	No Opt. Call	A–	3,324,510

Nuveen	193

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,000	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/17	No Opt. Call	A–	$2,070,840

2,280	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/17	No Opt. Call	A–	2,379,066

5,905	Illinois State, General Obligation Bonds, Series 2013, 4.000%, 7/01/16	No Opt. Call	A–	5,935,352

2,845	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013B, 5.000%, 12/01/17	No Opt. Call	AA–	3,035,046

	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014:
475	3.000%, 3/01/17 – AGM Insured	No Opt. Call	AA	481,683
505	3.000%, 3/01/18 – AGM Insured	No Opt. Call	AA	518,746
535	3.000%, 3/01/19 – AGM Insured	No Opt. Call	AA	553,896

295	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 3.000%, 10/01/16	No Opt. Call	Baa1	297,089

1,705	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2014A, 4.000%, 6/01/18	No Opt. Call	AA	1,817,735

360	St Clair County, Illinois, Highway Revenue Bonds, Series 2013A, 5.000%, 1/01/17	No Opt. Call	AA–	369,940
37,545	Total Illinois			39,450,932

	Indiana – 3.5%

1,045	Greater Clark County School Building Corporation, Jeffersonville, Indiana, First Mortgage Bonds, Refunding Series 2014B, 5.000%, 7/15/18	No Opt. Call	AA+	1,137,044

1,165	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.000%, 3/01/18	No Opt. Call	BBB–	1,219,825

920	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding Series 2014A, 4.000%, 12/01/18	No Opt. Call	AA	994,989

1,930	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB+	1,980,431

435	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/18	No Opt. Call	AA	477,908

1,125	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-5, 2.000%, 11/01/27 (Mandatory put 8/01/17)	No Opt. Call	AA+	1,140,829

3,140	Indianapolis, Indiana, Gas Utility System Revenue Bonds, Refunding 2nd Lien Series 2008C, 5.000%, 6/01/17	No Opt. Call	AA	3,282,556

5,335	IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Series 2014, 5.000%, 7/15/18	No Opt. Call	AA+	5,843,105

600	Plainfield Community High School Building Corporation, Hendricks County, Indiana, Ad Valorem Property Tax First Mortgage Bonds, Refunding Series 2014, 4.000%, 1/15/18	No Opt. Call	AA+	633,150

6,000	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2009A, 1.750%, 6/01/25 (Mandatory put 6/01/18)	No Opt. Call	Baa1	6,039,540

285	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014, 3.000%, 2/01/17	No Opt. Call	A	289,589
21,980	Total Indiana			23,038,966

	Iowa – 1.2%

	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Refunding Series 2010:
1,150	5.000%, 7/01/16	No Opt. Call	A1	1,159,143
2,520	5.000%, 7/01/20	No Opt. Call	A1	2,912,414

194	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$290	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	$300,037

1,135	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Drake University Project, Refunding Series 2016, 3.000%, 4/01/19	No Opt. Call	A–	1,198,866

1,130	Johnston Community School District, Iowa, School Infrastructure Sales, Services and Use Tax Revenue Bonds, Series 2014, 5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	1,269,261

1,090	West Des Moines Community School District, Polk and Dallas Counties, Iowa, School Infrastructure Sales, Services, and Use Tax Bonds, Series 2014, 2.000%, 7/01/18 – BAM Insured	No Opt. Call	AA	1,116,683
7,315	Total Iowa			7,956,404

	Kansas – 0.2%

1,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2009A-III, 5.000%, 11/15/16 (ETM)	No Opt. Call	N/R (4)	1,024,430

500	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A, 4.000%, 9/01/18	No Opt. Call	A+	535,345
1,500	Total Kansas			1,559,775

	Kentucky – 1.8%

2,950	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.000%, 8/15/17	No Opt. Call	A+	3,087,647

2,345	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	2,446,140

1,000	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A, 3.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	A+	1,024,430

1,155	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/18	No Opt. Call	A+	1,274,797

1,365	Louisville-Jefferson County Metro Government, Kentucky, Mortgage Revenue Bonds, University of Louisville Papa John’s Cardinal Stadium Project, Refunding & Improvement, Series 2008A, 5.000%, 3/01/18	No Opt. Call	AA–	1,468,740

1,435	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	1,441,859

910	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18) (Alternative Minimum Tax)	No Opt. Call	A1	911,647
11,160	Total Kentucky			11,655,260

	Louisiana – 2.8%

315	Calcasieu Parish Public Trust Authority, Louisiana, Student Lease Revenue Bonds, McNeese State University Student Housing-Cowboy Facilities, Inc. Project, Refunding Series 2011, 3.000%, 5/01/16 – AGM Insured	No Opt. Call	A2	315,047

700	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	BBB	703,948

1,940	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014, 5.000%, 7/15/18	No Opt. Call	A1	2,110,875

Nuveen	195

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Evangeline Parish Road & Drainage Sales Tax District 1, Louisiana, Sales and Use Tax Revenue Bonds, Series 2013:
$250	3.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	$253,395
500	3.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	517,140

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
1,295	5.000%, 6/01/18	No Opt. Call	A1	1,402,550
1,800	5.000%, 6/01/19	No Opt. Call	A1	2,009,394
505	5.000%, 6/01/20	No Opt. Call	A1	578,114

1,270	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southeastern Louisiana University Student Housing/University Facilities Project, Series 2013, 4.000%, 8/01/17	No Opt. Call	A3	1,306,373

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, Parking Facilities Corporation – Phase I Project, Series 2012, 3.000%, 10/01/16 – AGM Insured	No Opt. Call	AA	1,008,160

1,575	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/17	No Opt. Call	BBB+	1,663,389

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
360	3.000%, 5/15/18	No Opt. Call	A–	372,661
595	4.000%, 5/15/19	No Opt. Call	A–	639,155

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
2,275	5.000%, 7/01/19	No Opt. Call	A	2,554,620
2,235	5.000%, 7/01/20	No Opt. Call	A	2,580,553
16,615	Total Louisiana			18,015,374

	Maine – 0.2%

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
500	3.000%, 7/01/16	No Opt. Call	BBB+	501,860
535	3.000%, 7/01/17	No Opt. Call	BBB+	546,486
1,035	Total Maine			1,048,346

	Maryland – 0.3%

280	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013, 3.000%, 6/01/16	No Opt. Call	Baa3	280,414

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
850	5.000%, 7/01/18	No Opt. Call	BBB	922,964
915	5.000%, 7/01/19	No Opt. Call	BBB	1,025,175
2,045	Total Maryland			2,228,553

	Massachusetts – 0.8%

715	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Healthcare, Refunding Series 2016I, 5.000%, 7/01/21	No Opt. Call	A–	835,392

	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014:
600	4.000%, 1/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	610,434
1,500	4.000%, 1/01/18 (Alternative Minimum Tax)	No Opt. Call	AA	1,562,685
1,255	3.000%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	1,298,097

196	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2005-11, 5.250%, 8/01/18	No Opt. Call	AAA	$1,102,380
5,070	Total Massachusetts			5,408,988

	Michigan – 3.3%

	Brighton Area School District, Livingston County, Michigan, General Obligation Bonds, School Building & Site Series 2013II:
250	2.000%, 5/01/17	No Opt. Call	Aa1	253,175
750	5.000%, 5/01/18	No Opt. Call	Aa1	810,878

500	East Lansing School District, Ingham County, Michigan, General Obligation Bonds, Refunding Series 2015, 5.000%, 5/01/18	No Opt. Call	AA–	540,585

1,000	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2014, 4.000%, 5/01/17 – BAM Insured	No Opt. Call	AA	1,030,110

1,210	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 4.000%, 8/01/18	No Opt. Call	A1	1,292,280

2,115	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/18	No Opt. Call	AA	2,340,311

2,415	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/16	No Opt. Call	AA+	2,472,018

1,790	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 2.000%, 11/15/47 (Mandatory put 5/30/18)	No Opt. Call	AA+	1,825,818

1,025	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-3, 1.400%, 11/15/47 (Mandatory put 6/29/18)	No Opt. Call	AA+	1,032,903

1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2008A-1, 6.000%, 12/01/17	No Opt. Call	AA	1,082,840

1,515	Michigan State Trunk Line Fund Refunding Bonds, Series 2014, 5.000%, 11/15/18	No Opt. Call	AA+	1,677,484

1,000	Royal Oak City School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/18	No Opt. Call	Aa2	1,083,960

200	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/17	No Opt. Call	A1	209,828

	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2016A:
1,325	5.000%, 7/01/19	No Opt. Call	A1	1,484,755
1,000	5.000%, 7/01/20	No Opt. Call	A1	1,150,650

1,000	Saint Joseph Public Schools, Berrien County, Michigan, General Obligation Bonds, Refunding Series 2015, 5.000%, 5/01/18	No Opt. Call	AA–	1,081,170

1,600	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010A, 5.000%, 12/01/16 (Alternative Minimum Tax)	No Opt. Call	A	1,636,192

690	Western Michigan University, General Revenue Bonds, Refunding Series 2013, 5.000%, 11/15/17	No Opt. Call	A1	734,643
20,385	Total Michigan			21,739,600

	Minnesota – 6.3%

	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A:
360	3.000%, 12/01/16	No Opt. Call	AA	364,716
360	3.000%, 12/01/17	No Opt. Call	AA	371,898
365	3.000%, 12/01/18	No Opt. Call	AA	382,808
380	3.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	408,888

Nuveen	197

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$670	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin Cities Transmission Project, Series 2012, 5.000%, 1/01/18	No Opt. Call	A2	$713,744

135	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015, 2.000%, 1/01/18	No Opt. Call	N/R	135,552

3,020	Farmington Independent School District 192, Dakota County, Minnesota, General Obligation Bonds, Refunding Crossover School Building Series 2014A, 4.000%, 2/01/18	No Opt. Call	Aa2	3,193,922

2,090	Hopkins Independent School District 270, Hennepin County, Minnesota, General Obligation Bonds, Crossover Refunding Series 2015C, 5.000%, 2/01/20	No Opt. Call	Aa2	2,399,153

	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015:
370	4.000%, 9/01/17	No Opt. Call	Baa1	384,948
300	4.000%, 9/01/18	No Opt. Call	Baa1	319,419

2,985	Minneapolis Special School District 1, Hennepin County, Minnesota, Certificates of Participation, Refunding Series 2013D, 5.000%, 2/01/18	No Opt. Call	AA+	3,208,905

2,500	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 5.000%, 8/01/17 (ETM)	No Opt. Call	BBB+ (4)	2,634,275

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015:
220	1.950%, 3/01/17	No Opt. Call	N/R	220,948
280	2.350%, 3/01/18	No Opt. Call	N/R	282,618

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2015:
490	2.000%, 3/01/17	No Opt. Call	N/R	491,132
460	2.400%, 3/01/18	No Opt. Call	N/R	462,305
605	3.000%, 3/01/20	No Opt. Call	N/R	611,189

600	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2014B, 5.000%, 1/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	639,588

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2014-8-C:
200	1.250%, 5/01/16	No Opt. Call	Baa3	200,006
215	1.550%, 5/01/17	No Opt. Call	Baa3	215,707
300	2.000%, 5/01/18	No Opt. Call	Baa3	302,301

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
910	5.500%, 5/01/16	No Opt. Call	N/R	910,137
1,065	5.500%, 5/01/17	No Opt. Call	N/R	1,092,669

475	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2016-8K, 3.000%, 3/01/20	No Opt. Call	Baa1	506,246

650	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2012-7Q, 4.000%, 10/01/16	No Opt. Call	Baa1	658,288

1,140	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A, 4.000%, 10/01/17	No Opt. Call	A2	1,192,885

	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C:
255	1.050%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA+	255,607
785	1.400%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	AA+	788,776

3,635	Minnesota State, General Obligation Bonds, Various Purpose Refunding Series 2013F, 5.000%, 10/01/18	No Opt. Call	AA+	4,009,260

198	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$1,585	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A, 5.000%, 1/01/18 – AGC Insured	No Opt. Call	AA	$1,694,524

	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A:
320	2.500%, 12/01/16	No Opt. Call	BBB–	320,406
220	3.000%, 12/01/17	No Opt. Call	BBB–	222,180

990	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 4.000%, 11/15/38 (Mandatory put 11/15/18)	No Opt. Call	AA	1,067,359

1,295	Saint Cloud Independent School District 742, Stearns County, Minnesota, General Obligation Bonds, Refunding Series 2015C, 5.000%, 2/01/20	No Opt. Call	Aa2	1,484,484

295	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.000%, 4/01/21	No Opt. Call	BB–	295,086

425	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 4.000%, 5/01/18	No Opt. Call	A1	451,932

2,150	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,478,649

155	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 2.750%, 12/01/20	No Opt. Call	BBB–	156,562

1,555	Sauk Rapids Independent School District 047, Benton County, Minnesota, General Obligation Bonds, Refunding School Building Series 2015A, 5.000%, 2/01/20	No Opt. Call	AA+	1,786,260

450	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014, 5.000%, 9/01/17	No Opt. Call	A	475,394

	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
1,365	5.000%, 11/15/18	No Opt. Call	BBB–	1,491,181
1,330	5.000%, 11/15/19	No Opt. Call	BBB–	1,496,104
37,955	Total Minnesota			40,778,011

	Mississippi – 0.3%

800	Mississippi Business Finance Corporation, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Series 2002, 1.375%, 3/01/27 (Mandatory put 3/01/17) (Alternative Minimum Tax)	No Opt. Call	A–	799,192

1,000	Mississippi Development Bank, Special Obligation Bonds, Municipal Energy Agency of Mississippi, Power Supply Project, Refunding Series 2015A, 5.000%, 3/01/19 – AGM Insured	No Opt. Call	AA	1,101,220
1,800	Total Mississippi			1,900,412

	Missouri – 4.7%

1,740	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/18	No Opt. Call	AA+	1,920,490

1,000	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2012, 4.000%, 8/01/17	No Opt. Call	A	1,033,940

1,090	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A, 4.000%, 6/01/17	No Opt. Call	AA–	1,128,401

	Cape Girardeau County Reorganized School District R2, Missouri, Certificates of Participation, Refunding Series 2014:
200	3.000%, 4/01/17 – BAM Insured	No Opt. Call	AA	203,662
300	3.000%, 4/01/18 – BAM Insured	No Opt. Call	AA	310,461

Nuveen	199

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,470	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.250%, 5/15/28	5/23 at 100.00	A–	$1,517,951

	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2007A:
460	5.000%, 11/01/33 (Pre-refunded 11/01/17)	11/17 at 100.00	AA+ (4)	490,130
180	5.000%, 11/01/35 (Pre-refunded 11/01/17)	11/17 at 100.00	AA+ (4)	191,790

1,000	Jackson County, Missouri, Special Obligation Bonds, Rirr Right of Way Project, Series 2016, 5.000%, 12/01/20	No Opt. Call	Aa3	1,163,070

1,200	Jackson County, Missouri, Special Obligation Bonds, Truman Sports Complex Project, Refunding Series 2014, 5.000%, 12/01/19	No Opt. Call	Aa3	1,369,764

205	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.500%, 5/15/17	No Opt. Call	BBB–	211,384

	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014:
250	3.000%, 3/01/17	No Opt. Call	N/R	253,108
1,000	3.000%, 3/01/18	No Opt. Call	N/R	1,020,390

1,250	Kansas City, Missouri, Airport Revenue Bonds, Refunding General Improvement Series 2013A, 5.000%, 9/01/17	No Opt. Call	A+	1,319,988

1,300	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2016A, 5.000%, 10/01/20	No Opt. Call	AA–	1,505,725

4,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Kansas City Power & Light Company Project, Series 1992, 1.250%, 7/01/17	No Opt. Call	A	4,028,080

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
360	3.000%, 5/01/16	No Opt. Call	BBB+	360,047
995	5.000%, 5/01/17	No Opt. Call	BBB+	1,032,919

495	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012, 3.000%, 10/01/16	No Opt. Call	BBB–	498,267

520	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/17	No Opt. Call	A2	552,874

555	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Freeman Health System, Series 2012, 5.000%, 2/15/17	No Opt. Call	A–	571,977

285	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A, 4.000%, 2/01/18	No Opt. Call	BBB+	298,401

1,435	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 4.000%, 4/01/17	No Opt. Call	A2	1,477,576

	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015:
780	2.500%, 5/01/18	No Opt. Call	N/R	788,432
775	2.750%, 5/01/19	No Opt. Call	N/R	789,291
500	3.000%, 5/01/20	No Opt. Call	N/R	513,390
300	3.250%, 5/01/21	No Opt. Call	N/R	309,876

610	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 3.000%, 5/01/17	No Opt. Call	N/R	616,405

505	Saint Louis Industrial Development Authority, Missouri, Tax Increment Bonds, Southtown Redevelopment Project, Refunding Series 2015, 3.000%, 11/01/22	No Opt. Call	N/R	513,393

530	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, City Parks, Series 2014, 4.000%, 6/15/18 – AGM Insured	No Opt. Call	AA	562,849

200	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$435	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	A–	$455,589

1,135	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	1,248,080

250	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	No Opt. Call	N/R	250,245

530	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012, 5.000%, 9/01/17	No Opt. Call	A–	553,007

1,500	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 2.850%, 9/01/18	9/16 at 100.00	A–	1,506,780
29,140	Total Missouri			30,567,732

	Montana – 0.3%

1,740	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Camposite Deal Series 2010B, 5.000%, 1/01/19	No Opt. Call	AA–	1,928,407

	Nebraska – 1.9%

685	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	812,109

6,180	Central Plains Energy Project, Nebraska, Gas Supply Revenue Bonds, Refunding Series 2014, 5.000%, 8/01/39 (Mandatory put 12/01/19)	12/19 at 100.00	Aa3	6,996,625

770	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 4.000%, 5/15/17	No Opt. Call	BBB+	794,517

1,125	Nebraska Cooperative Republican Platte Enhancement, Middle Republica Natural Resources District, Platte River Flow Revenue, Series 2013, 2.000%, 12/15/16	No Opt. Call	A+	1,133,955

1,000	Nebraska State Colleges Facilities Corporation, Building Bonds, CSC Rangeland Center and WCS U.S. Conn Library Projects, Series 2014, 5.000%, 6/15/18	No Opt. Call	AA+	1,087,350

1,235	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 4.000%, 2/15/18	No Opt. Call	Aa1	1,307,198
10,995	Total Nebraska			12,131,754

	Nevada – 1.5%

5,215	Clark County, Nevada, Airport Revenue Bonds, Junior Lien Series 2014B, 5.000%, 7/01/18	No Opt. Call	A+	5,684,506

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-4C Green Valley Properties, Refunding Series 2014:
1,505	4.000%, 11/01/17	No Opt. Call	N/R	1,573,447
1,055	4.000%, 11/01/18	No Opt. Call	N/R	1,125,020

290	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013, 3.000%, 6/01/16	No Opt. Call	N/R	290,383

1,080	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 3.500%, 12/01/19	No Opt. Call	N/R	1,116,558
9,145	Total Nevada			9,789,914

	New Hampshire – 0.2%

1,030	New Hampshire Business Finance Authority, Water Facility Revenue Bonds, Pennichuck Water Works Inc., Refunding Series 2014A, 4.000%, 1/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	1,073,394

Nuveen	201

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey – 3.7%

	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
$1,000	5.000%, 2/15/17	No Opt. Call	BBB+	$1,030,590
1,000	5.000%, 2/15/18	No Opt. Call	BBB+	1,065,670

	Lacey Township School District, Ocean County, New Jersey, General Obligation Bonds, Refunding Series 2016:
1,585	4.000%, 4/01/19 – BAM Insured	No Opt. Call	AA	1,711,578
1,665	4.000%, 4/01/20 – BAM Insured	No Opt. Call	AA	1,828,636
1,330	5.000%, 4/01/21 – BAM Insured	No Opt. Call	AA	1,545,952

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
3,450	2.000%, 7/01/16	No Opt. Call	BBB	3,455,900
1,100	5.000%, 7/01/17	No Opt. Call	BBB	1,147,575

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/19	No Opt. Call	Baa2	2,238,820

2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2014-1A-1, 4.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	2,076,260

	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A:
1,575	5.000%, 9/15/17	No Opt. Call	A	1,647,986
2,000	5.000%, 9/15/18	No Opt. Call	A	2,149,900

3,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/18	No Opt. Call	A–	3,331,787

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
945	4.500%, 6/01/23	6/17 at 100.00	BB	961,575
110	4.625%, 6/01/26	6/17 at 100.00	B+	110,876
22,860	Total New Jersey			24,303,105

	New Mexico – 0.9%

5,030	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	5,614,687

	New York – 9.4%

1,135	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.000%, 7/01/18	No Opt. Call	BBB+	1,229,103

380	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A, 3.000%, 4/01/18	No Opt. Call	BBB–	383,397

5,000	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013D, 1.350%, 11/01/31 (Mandatory put 11/01/17)	No Opt. Call	AA–	5,015,100

1,300	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 4.000%, 5/01/16	No Opt. Call	BB+	1,300,182

1,375	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2015, 5.000%, 7/01/18	No Opt. Call	A–	1,497,691

1,435	Dormitory Authority of the State of New York, School Districts Financing Program Revenue Bonds, Series 2014A, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA	1,579,103

2,545	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012B, 5.000%, 3/15/18	No Opt. Call	AAA	2,750,458

202	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$4,015	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/19	No Opt. Call	AAA	$4,480,620

575	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014, 3.000%, 7/01/17	No Opt. Call	BBB+	588,536

5,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 2.000%, 8/01/28 (Mandatory put 8/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	5,010,000

2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series B-1, 5.000%, 11/01/18	No Opt. Call	AAA	2,213,040

8,315	New York City, New York, General Obligation Bonds, Fiscal 2014 Series G, 5.000%, 8/01/17	No Opt. Call	AA	8,768,583

2,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series J, 5.000%, 8/01/18	No Opt. Call	AA	2,189,340

1,765	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 1994B, 2.000%, 2/01/29 (Mandatory put 5/01/20)	No Opt. Call	A3	1,801,730

2,500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2013A, 5.000%, 6/15/17	No Opt. Call	AAA	2,626,425

1,960	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	2,197,160

	Niagara Falls, New York, General Obligation Bonds, Series 2014:
1,000	2.000%, 3/01/17 – AGM Insured	No Opt. Call	AA	1,008,830
620	2.000%, 3/01/18 – AGM Insured	No Opt. Call	AA	630,174

1,150	Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds, Buffalo International Airport, Series 2014A, 4.000%, 4/01/17 (Alternative Minimum Tax)	No Opt. Call	Baa1	1,179,486

6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Sixth Series 2014, 5.000%, 10/15/18 (Alternative Minimum Tax)	No Opt. Call	AA–	6,593,340

3,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	3,729,950

1,125	Rockland County, New York, General Obligation Bonds, Series 2014A, 5.000%, 3/01/17 – AGM Insured	No Opt. Call	AA	1,162,778

495	Schenectady County Capital Resource Corporation, New York, FHA insured Mortgage Revenue Bonds, Ellis Hospital Project, Refunding Series 2012, 1.750%, 2/15/18 – AGM Insured	No Opt. Call	AA+	494,985

565	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/18	No Opt. Call	BBB+	613,624

1,880	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2015, 4.000%, 8/01/19	No Opt. Call	A–	2,053,110
57,635	Total New York			61,096,745

	North Dakota – 0.6%

3,040	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 3.500%, 11/01/16	No Opt. Call	A+	3,085,114

505	Williston, North Dakota, Sales Tax Revenue Bonds, Series 2013A, 3.000%, 5/01/16 – AGM Insured	No Opt. Call	AA	505,071
3,545	Total North Dakota			3,590,185

Nuveen	203

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio – 2.0%

$375	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2014, 4.000%, 2/01/17	No Opt. Call	A	$383,918

685	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	BBB–	708,112

7,005	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2009D, 2.250%, 8/01/29 (Mandatory put 9/15/16)	No Opt. Call	BBB–	7,030,989

420	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 2014, 2.250%, 9/01/33 (Mandatory put 9/01/18)	No Opt. Call	A3	428,568

1,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.000%, 5/01/18 (ETM)	No Opt. Call	A3 (4)	1,085,460

1,715	Ohio State, Capital Facilities Lease-Appropriation Bonds, Cultural & Sports Facilities Building Fund Projects, Series 2013B, 5.000%, 4/01/18	No Opt. Call	AA	1,855,201

1,230	University of Toledo, Ohio, General Receipts Bonds, Refunding Series 2010, 5.000%, 6/01/18	No Opt. Call	A1	1,331,438
12,430	Total Ohio			12,823,686

	Oklahoma – 2.3%

1,000	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012, 4.000%, 9/01/18	No Opt. Call	A+	1,067,560

2,765	Canadian County Independent School District 69, Mustang, Oklahoma, General Obligation Bond, Combined Purpose Series 2014, 2.000%, 6/01/18	No Opt. Call	AA–	2,824,226

895	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2013, 5.000%, 6/01/16	No Opt. Call	A+	898,661

1,005	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016, 5.000%, 6/01/20	No Opt. Call	A+	1,147,630

1,000	Edmond Public Works Authority, Oklahoma, Sales Tax and Utility Systems Revenue Bonds, Series 2014, 5.000%, 7/01/18	No Opt. Call	AA–	1,088,210

1,070	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Refunding Series 2015A, 5.000%, 8/15/18	No Opt. Call	AA–	1,174,732

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Refunding Series 2015B:
550	4.000%, 6/01/17 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	566,060
860	4.000%, 6/01/18 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	904,677
1,000	5.000%, 6/01/20 – BAM Insured	No Opt. Call	AA	1,135,520

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2015A:
525	4.000%, 6/01/17 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	540,330
1,200	4.000%, 6/01/18 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,262,340

2,000	Tulsa County Independent School District 11 Owasso, Oklahoma, General Obligation Bonds, Combined Purpose Series 2014, 2.000%, 6/01/18	No Opt. Call	AA–	2,046,600
13,870	Total Oklahoma			14,656,546

	Oregon – 0.9%

1,000	Emerald Peoples Utility District, Oregon, Electric System Revenue Bonds, Refunding Series 2013, 3.000%, 11/01/16	No Opt. Call	A1	1,011,020

2,295	Multnomah County School District 1J, Portland, Oregon, General Obligation Bonds, Series 2013B, 5.000%, 6/15/20	No Opt. Call	Aa1	2,669,774

204	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$1,930	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011-21, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	$2,025,303
5,225	Total Oregon			5,706,097

	Pennsylvania – 4.7%

1,115	Corry Area School District, Erie County, Pennsylvania, General Obligation Bonds, Refunding Series 2014, 3.000%, 12/15/18	No Opt. Call	AA	1,176,091

500	East Hempfield Township Industrial Development Authority, Pennsylvania, Revenue Bonds, Willow Valley Communities Project, Refunding Series 2016, 4.000%, 12/01/18	No Opt. Call	A	536,305

	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014:
300	2.000%, 7/01/17	No Opt. Call	BBB–	300,273
500	2.250%, 7/01/18	No Opt. Call	BBB–	501,900

350	Economy Municipal Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2013, 3.000%, 12/15/17	No Opt. Call	AA	361,470

	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
360	4.000%, 6/01/16	No Opt. Call	Ba1	360,803
185	4.000%, 6/01/17	No Opt. Call	Ba1	189,135
250	4.000%, 6/01/18	No Opt. Call	Ba1	259,975

	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
300	5.000%, 5/01/16	No Opt. Call	BBB	300,060
1,000	5.000%, 5/01/18	No Opt. Call	BBB	1,050,980

1,000	Manheim Township School District, Lancaster County, Pennsylvania, General Obligation Bonds, Libor Index Rate Mode, Series 2014A, 0.695%, 5/01/25 (Mandatory put 5/01/18)	11/17 at 100.00	Aa3	988,800

470	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 4.000%, 11/01/16	No Opt. Call	Baa3	473,990

825	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.000%, 7/15/17	No Opt. Call	A–	865,202

400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2014, 4.000%, 7/15/17	No Opt. Call	A–	414,616

	Pennsylvania Higher Educational Facilities Authority, Revenue Refunding Bonds, Lock Haven University Foundation Student Housing Project, Series 2013A:
540	3.000%, 7/01/16	No Opt. Call	BBB–	540,686
640	3.000%, 7/01/17	No Opt. Call	BBB–	645,734

5,045	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/21	No Opt. Call	A3	5,927,673

1,350	Philadelphia Authority for Industrial Development, Pennsylvania, Lease Revenue Bonds, Refunding Series 2014B, 4.000%, 10/01/17	No Opt. Call	A+	1,411,061

1,070	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Eighth Series 2009A, 5.000%, 8/01/16	No Opt. Call	A–	1,082,038

	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
620	4.000%, 12/01/18	No Opt. Call	A+	667,219
1,515	5.000%, 12/01/19	No Opt. Call	A+	1,710,238

Nuveen	205

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,275	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014B, 4.000%, 9/01/18 – BAM Insured	No Opt. Call	AA	$1,366,048

2,760	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/18 – AGM Insured	No Opt. Call	AA	3,041,851

1,080	Pittsburgh, Pennsylvania, General Obligation Bonds, Refunding Series 2014B, 5.000%, 9/01/18	No Opt. Call	A+	1,182,319

635	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012A, 5.000%, 9/01/19	No Opt. Call	A+	717,664

430	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Refunding Series 2014A, 5.000%, 6/01/18	No Opt. Call	Aa3	466,602

	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Harrisburg Area Community College Project, Series 2014B2:
1,105	3.000%, 10/01/17	No Opt. Call	AA	1,134,780
1,255	4.000%, 10/01/18	No Opt. Call	AA	1,338,470

1,440	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 4.250%, 8/01/16	No Opt. Call	A–	1,448,366
28,315	Total Pennsylvania			30,460,349

	Rhode Island – 0.4%

270	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Refunding Bonds, University of Rhode Island General Revenue Bonds, Series 2013A, 3.000%, 9/15/16	No Opt. Call	Aa3	272,268

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Board of Education Auxiliary Enterprise, Refunding Series 2013D:
650	5.000%, 9/15/16	No Opt. Call	A2	660,205
1,020	5.000%, 9/15/17	No Opt. Call	A2	1,075,957

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Board of Education Educational & General, Refunding Series 2013B:
250	3.000%, 9/15/16	No Opt. Call	A1	252,043
555	3.000%, 9/15/17	No Opt. Call	A1	570,451
2,745	Total Rhode Island			2,830,924

	South Carolina – 0.5%

2,390	Charleston County, South Carolina, General Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/18	No Opt. Call	AAA	2,607,251

1,060	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A, 5.000%, 8/01/16	No Opt. Call	BBB+	1,071,225
3,450	Total South Carolina			3,678,476

	South Dakota – 0.7%

1,515	Sioux Falls School District 49-5, Minnehaha and Lincoln Counties, South Dakota, General Obligation Bonds, Refunding Certificate Series 2012, 4.000%, 1/01/18	No Opt. Call	AA–	1,597,431

525	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 3.000%, 11/01/18	No Opt. Call	A+	552,584

485	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/19	No Opt. Call	A+	549,418

730	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community, Series 2012, 3.500%, 9/01/16	No Opt. Call	A+	735,190

206	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Dakota (continued)

$1,125	South Dakota Housing Development Authority, Multiple Purpose Revenue Bonds, Series 2013A, 1.600%, 5/01/18	No Opt. Call	Aa3	$1,136,655
4,380	Total South Dakota			4,571,278

	Tennessee – 1.4%

1,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B, 5.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	A	1,007,340

1,290	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B, 5.500%, 11/01/20	11/19 at 100.00	AA–	1,480,972

1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012, 3.000%, 11/01/16	No Opt. Call	BBB+	1,009,410

700	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2014A, 5.000%, 5/15/18	No Opt. Call	AA+	761,215

1,500	Metropolitan Government of Nashville-Davidson County, Tennessee, Exempt Facilities Revenue Bonds, Waste Management Inc., Series 2001, 1.500%, 8/01/31 (Mandatory put 8/01/17) (Alternative Minimum Tax)	8/16 at 102.00	A–	1,501,545

1,800	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/16	No Opt. Call	A+	1,814,094

1,710	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Healthcare, Series 2004, 5.000%, 9/01/17 – AGM Insured	No Opt. Call	AA	1,807,436
9,000	Total Tennessee			9,382,012

	Texas – 4.9%

5,720	Brazosport Independent School District, Brazoria County, Texas, General Obligation Bonds, School Building Series 2015, 5.000%, 2/15/20	No Opt. Call	Aaa	6,580,174

1,000	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014, 4.000%, 9/01/18	No Opt. Call	AA–	1,068,280

1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2009A, 5.000%, 11/01/21	11/16 at 100.00	A+	1,023,660

3,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2013E, 5.000%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	A+	3,067,230

1,525	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014D, 5.000%, 11/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	1,676,356

645	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/17	No Opt. Call	A+	688,267

800	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/17	No Opt. Call	Baa3	829,912

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
590	4.000%, 11/15/17	No Opt. Call	A3	616,503
2,415	4.000%, 11/15/18	No Opt. Call	A3	2,583,156

2,260	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A, 5.000%, 2/15/21	No Opt. Call	AAA	2,670,506

Nuveen	207

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$335	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/18	No Opt. Call	A2	$366,165

500	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/18	No Opt. Call	AA–	545,445

560	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 3.000%, 12/01/18	No Opt. Call	Ba2	561,372

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A:

125	4.000%, 4/01/18 – AGM Insured	No Opt. Call	AA	131,484
325	4.000%, 4/01/19 – AGM Insured	No Opt. Call	AA	348,046

490	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 4.000%, 9/01/16	No Opt. Call	A	495,111

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2009A:
1,260	4.000%, 9/01/16 – AGC Insured	No Opt. Call	AA	1,273,759
1,425	4.375%, 9/01/18 – AGC Insured	No Opt. Call	AA	1,529,524

3,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/16	No Opt. Call	A3	3,080,820

2,605	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/19	No Opt. Call	AAA	2,921,586
29,580	Total Texas			32,057,356

	Utah – 0.5%

2,870	Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Subordinate Lien Refunding Series 2014, 5.000%, 7/01/18	No Opt. Call	AA–	3,129,678

	Vermont – 0.6%

705	Vermont Housing Finance Agency, Multiple Purpose Bonds, Series 2012B, 1.900%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	AA	707,707

3,040	Vermont Student Assistance Corporation, Education Student Loan Revenue Notes Series 2012A, 2.550%, 6/15/18 (Alternative Minimum Tax)	No Opt. Call	A	3,066,661
3,745	Total Vermont			3,774,368

	Virgin Islands – 0.6%

3,595	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2012C, 3.000%, 10/01/17	No Opt. Call	BBB+	3,675,923

	Virginia – 0.8%

2,620	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.000%, 6/15/17	No Opt. Call	Baa1	2,710,154

1,275	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 4.000%, 11/01/16	No Opt. Call	A2	1,297,070

1,160	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory put 6/01/20)	No Opt. Call	A2	1,184,986
5,055	Total Virginia			5,192,210

208	Nuveen

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington – 2.2%

$4,185	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2014A, 5.000%, 7/01/18	No Opt. Call	Aa1	$4,574,121

	Port of Pasco, Washington, Airport and General Port Revenue Bonds, Series 2014A:
700	3.000%, 12/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	708,358
860	3.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	A–	883,297

1,500	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C, 5.000%, 4/01/19 (Alternative Minimum Tax)	No Opt. Call	A+	1,674,210

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Regional Health, Improvement & Refunding Series 2013A:
470	4.000%, 12/01/16	No Opt. Call	Baa2	476,984
1,425	4.000%, 12/01/17	No Opt. Call	Baa2	1,474,661
610	5.000%, 12/01/18	No Opt. Call	Baa2	658,556

205	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/16 (ETM)	No Opt. Call	N/R (4)	209,166

	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
320	5.000%, 11/15/17	No Opt. Call	A+	340,896
470	5.000%, 11/15/18	No Opt. Call	A+	517,992

275	Washington Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 4.000%, 10/01/16	No Opt. Call	Baa1	278,242

900	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005D, 1.250%, 11/01/17	No Opt. Call	A–	904,311

500	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.000%, 7/01/19	No Opt. Call	Baa1	567,020

500	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 5.000%, 1/01/18	No Opt. Call	A	527,715

1,045	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Refunding Series R-2012D, 5.000%, 7/01/18	No Opt. Call	AA+	1,142,404
13,965	Total Washington			14,937,933

	West Virginia – 0.6%

3,750	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 2.250%, 1/01/41 (Mandatory put 9/01/16) (Alternative Minimum Tax)	No Opt. Call	Baa1	3,760,500

	Wisconsin – 1.3%

535	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A, 5.000%, 12/01/17	No Opt. Call	Aa3	569,918

630	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2009B, 1.250%, 8/15/25 (Mandatory put 8/15/17)	8/15 at 100.00	A2	631,209

530	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital, Series 2015, 3.000%, 12/01/18	No Opt. Call	A+	555,974

610	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/17	No Opt. Call	A–	628,250

750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2014A, 5.000%, 11/15/18	No Opt. Call	AA–	828,427

Nuveen	209

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	April 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Watertown Regional Medical Center, Inc., Refunding Series 2012, 2.000%, 9/01/16 (ETM)	No Opt. Call	N/R (4)	$502,534

200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 2.750%, 10/01/17	No Opt. Call	N/R	200,107

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014:
200	4.000%, 5/01/16	No Opt. Call	BBB	200,035
385	4.000%, 5/01/17	No Opt. Call	BBB	395,606
375	4.000%, 5/01/18	No Opt. Call	BBB	393,288
300	4.000%, 5/01/19	No Opt. Call	BBB	319,271

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015:
435	5.000%, 12/15/17	No Opt. Call	AA–	464,409
450	5.000%, 12/15/18	No Opt. Call	AA–	497,308

	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2015A:
1,000	1.850%, 3/01/19 (Alternative Minimum Tax)	No Opt. Call	Aa2	1,011,129
1,260	1.950%, 9/01/19 (Alternative Minimum Tax)	No Opt. Call	Aa2	1,279,265
8,160	Total Wisconsin			8,476,730

	Wyoming – 0.0%

300	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 4.000%, 9/15/16	No Opt. Call	A3	302,871
$581,860	Total Municipal Bonds (cost $611,368,252)			617,636,152

Shares	Description (1), (8)			Value

	INVESTMENTS COMPANIES – 1.9%

875,000	Eaton Vance Municipal Bond Fund II Institutional Munifund Term Perferred Shares iMTPs			$874,729

5,000,000	Eaton Vance New York Municipal Bond Fund Institutional Munifund Term Perferred Shares iMTPs			4,998,350

6,525,000	Eaton Vance Michigan Municipal Bond Fund Institutional Munifund Term Perferred Shares iMTPs			6,522,977
	Total Investment Companies (cost $12,400,000)			12,396,056
	Total Long-Term Investments (cost $623,768,252)			630,032,208

Principal Amount (000)/ Shares	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 2.0%

	MONEY MARKET FUNDS – 0.4%

2,338,807	First American Tax Free Obligations Fund, Class Z, 0.167%, (6)	N/A	N/A	$2,338,807
	Total Money Market Funds (cost $2,338,807)			2,338,807

210	Nuveen

Principal Amount (000)/ Shares	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	MUNICIPAL BONDS – 1.6%

	National – 0.2%

$1,223	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C, Variable Rate Demand Obligations, Series 2014, 0.710%, 11/15/17 (7)	No Opt. Call	A+	$1,217,794

	Missouri – 0.1%

1,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Kansas City Power & Light Company Project, Series 2008, 2.875%, 5/01/38 (Mandatory put 7/02/18) (Alternative Minimum Tax) (7)	No Opt. Call	BBB+	1,027,670

	New York – 0.5%

1,625	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013A, 1.300%, 11/01/31 (Mandatory put 11/01/18) (7)	No Opt. Call	AA–	1,625,943

1,750	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013B, 1.500%, 11/01/31 (Mandatory put 4/30/20) (7)	No Opt. Call	AA–	1,750,000
	Total New York			3,375,943

	Ohio – 0.6%

4,000	Ohio Water Development Authority, Ohio, Solid Waste Revenue Refunding Bonds, Waste Management, Inc. Project, Series 2002, 1.700%, 11/01/22 (Mandatory put 11/01/18) (Alternative Minimum Tax) (7)	No Opt. Call	A–	4,021,520

	Pennsylvania – 0.2%

1,135	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 1.250%, 11/01/41 (Mandatory put 10/31/17) (7)	No Opt. Call	A	1,135,000
	Total Municipal Bonds (cost $10,760,257)			10,777,927
	Total Short-Term Investments (cost $13,099,064)			13,116,734
	Total Investments (cost $636,867,316) – 99.0%			643,148,942
	Other Assets Less Liabilities – 1.0%			6,250,842
	Net Assets – 100%			$649,399,784

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	During July 2010, the original issue for this security (1,000,000 par, 5.500% coupon and May, 15, 2015 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which was the remaining 70% of the issue, had a 700,000 par, 5.100% coupon and May 15, 2014 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has cease accruing additional income on the Fund’s records.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(8)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (SEC) on its website at http://www.sec.gov.

(ETM)	Escrowed to maturity.

(WI/DD)	Investment, or portion of investment purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen	211

Statement of

Assets and Liabilities	April 30, 2016

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Assets
Long-term investments, at value (cost $2,733,981,411, $42,543,696, $4,830,191,335, $4,278,498,822 and $623,768,252, respectively)	$2,997,054,451	$44,852,987	$5,122,046,520	$4,396,028,825	$630,032,208
Short-term investments, at value (cost $—, $—, $30,180,675, $36,920,901 and $13,099,064, respectively)	—	—	30,898,941	37,503,166	13,116,734
Cash	50,532,458	14,639	34,725,638	14,150,050	—
Cash collateral at brokers(1)	—	1,275,000	—	—	—
Receivable for:
Interest	41,476,439	574,524	64,854,357	53,595,743	7,374,044
Investments sold	25,027,918	571,550	19,107,152	16,507,524	—
Shares sold	15,045,631	103,431	19,156,024	26,555,743	6,107,742
Other assets	354,731	23,439	561,339	289,907	44,501
Total assets	3,129,491,628	47,415,570	5,291,349,971	4,544,630,958	656,675,229
Liabilities
Floating rate obligations	67,370,000	—	—	—	—
Unrealized depreciation on consumer price index swaps	—	4,642,767	—	—	—
Payable for:
Dividends	2,716,650	7,376	4,204,373	2,183,858	275,458
Investments purchased	41,207,924	—	84,448,208	22,006,168	5,359,202
Shares redeemed	3,341,455	109,206	6,475,542	12,557,092	1,228,784
Accrued expenses:
Management fees	1,014,476	5,686	1,709,961	1,294,685	218,609
Directors/Trustees fees	296,466	68	494,678	262,027	23,883
12b-1 distribution and service fees	468,180	7,863	274,087	478,352	39,992
Other	510,168	51,805	858,995	750,367	129,517
Total liabilities	116,925,319	4,824,771	98,465,844	39,532,549	7,275,445
Net assets	$3,012,566,309	$42,590,799	$5,192,884,127	$4,505,098,409	$649,399,784
Class A Shares
Net assets	$1,170,705,411	$21,288,802	$1,076,822,237	$1,208,642,456	$174,483,695
Shares outstanding	99,218,034	1,996,165	114,615,768	108,216,802	17,233,518
Net asset value (“NAV”) per share	$11.80	$10.66	$9.40	$11.17	$10.12
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 3.00%, 3.00%, 2.50% and 2.50%, respectively, of offering price)	$12.32	$10.99	$9.69	$11.46	$10.38
Class C Shares
Net assets	$116,023,567	$955,809	$35,070,054	$90,329,794	$6,970,862
Shares outstanding	9,830,595	89,679	3,729,396	8,121,018	689,790
NAV and offering price per share	$11.80	$10.66	$9.40	$11.12	$10.11
Class C2 Shares
Net assets	$308,099,742	$5,826,977	$101,167,696	$461,558,129	$13,324,995
Shares outstanding	26,110,349	546,475	10,746,766	41,451,910	1,317,492
NAV and offering price per share	$11.80	$10.66	$9.41	$11.13	$10.11
Class I Shares
Net assets	$1,417,737,589	$14,519,211	$3,979,824,140	$2,744,568,030	$454,620,232
Shares outstanding	119,671,882	1,358,729	422,388,283	246,803,926	44,875,477
NAV and offering price per share	$11.85	$10.69	$9.42	$11.12	$10.13
Net assets consist of:
Capital paid-in	$2,825,020,883	$49,171,332	$4,895,098,172	$4,395,136,045	$643,767,786
Undistributed (Over-distribution of) net investment income	2,696,684	64,009	9,476,392	5,295,771	292,690
Accumulated net realized gain (loss)	(78,224,298)	(4,311,066)	(4,263,888)	(13,445,675)	(942,318)
Net unrealized appreciation (depreciation)	263,073,040	(2,333,476)	292,573,451	118,112,268	6,281,626
Net assets	$3,012,566,309	$42,590,799	$5,192,884,127	$4,505,098,409	$649,399,784
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	2 billion
Par value per share	$0.01	$0.01	$0.001	$0.01	$0.0001

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives in addition to the Fund’s securities pledged as collateral as noted in the Fund’s portfolio of investments.

See accompanying notes to financial statements.

212	Nuveen

Statement of

Operations	Year Ended April 30, 2016

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Investment Income	$115,916,083	$1,482,029	$159,744,422	$103,631,500	$11,322,993
Expenses
Management fees	11,180,817	214,620	18,748,725	14,934,019	2,761,700
12b-1 service fees – Class A Shares	2,087,298	43,319	1,508,195	2,318,835	353,485
12b-1 distribution and service fees – Class C Shares	751,323	11,577	244,764	677,816	57,940
12b-1 distribution and service fees – Class C2 Shares	2,351,794	51,457	786,529	2,703,744	86,582
Shareholder servicing agent fees	1,138,770	28,109	2,113,482	1,742,816	224,952
Interest expense	91,983	—	—	—	—
Custodian fees	295,152	44,566	473,014	445,778	243,193
Directors/Trustees fees	71,649	1,163	108,247	113,064	17,841
Professional fees	138,768	28,475	197,001	174,375	50,232
Shareholder reporting expenses	145,653	8,754	250,986	233,195	29,258
Federal and state registration fees	201,176	58,750	230,342	269,064	82,844
Other	66,939	9,155	134,650	119,231	25,736
Total expenses before fee waiver/expense reimbursement	18,521,322	499,945	24,795,935	23,731,937	3,933,763
Fee waiver/expense reimbursement	—	(131,934)	—	(47,099)	(7,642)
Net expenses	18,521,322	368,011	24,795,935	23,684,838	3,926,121
Net investment income (loss)	97,394,761	1,114,018	134,948,487	79,946,662	7,396,872
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,224,271	3,608	4,569,565	2,714,425	(325,327)
Futures contracts	—	—	617,735	—	—
Swaps	—	(861,457)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	52,524,525	1,027,350	80,907,551	25,392,818	708,617
Swaps	—	(179,459)	—	—	—
Net realized and unrealized gain (loss)	57,748,796	(9,958)	86,094,851	28,107,243	383,290
Net increase (decrease) in net assets from operations	$155,143,557	$1,104,060	$221,043,338	$108,053,905	$7,780,162

See accompanying notes to financial statements.

Nuveen	213

Statement of

Changes in Net Assets

	All-American		Inflation Protected
	Year Ended 4/30/16	Year Ended 4/30/15	Year Ended 4/30/16	Year Ended 4/30/15
Operations
Net investment income (loss)	$97,394,761	$94,336,448	$1,114,018	$1,594,576
Net realized gain (loss) from:
Investments	5,224,271	8,973,367	3,608	550,399
Futures contracts	—	—	—	—
Swaps	—	—	(861,457)	(1,151,952)
Change in net unrealized appreciation (depreciation) of:
Investments	52,524,525	60,142,510	1,027,350	1,630,602
Swaps	—	—	(179,459)	(2,088,468)
Net increase (decrease) in net assets from operations	155,143,557	163,452,325	1,104,060	535,157
Distributions to Shareholders
From net investment income:
Class A Shares	(39,053,373)	(38,795,730)	(545,362)	(678,852)
Class C Shares	(2,207,822)	(800,859)	(19,201)	(13,507)
Class C2 Shares	(10,127,396)	(12,441,818)	(133,687)	(170,443)
Class I Shares	(47,715,010)	(45,483,221)	(443,595)	(697,354)
Decrease in net assets from distributions to shareholders	(99,103,601)	(97,521,628)	(1,141,845)	(1,560,156)
Fund Share Transactions
Proceeds from sale of shares	793,145,702	524,467,148	9,670,740	22,696,064
Proceeds from shares issued to shareholders due to reinvestment of distributions	68,074,039	65,321,832	1,081,857	1,534,007
	861,219,741	589,788,980	10,752,597	24,230,071
Cost of shares redeemed	(405,292,419)	(384,732,110)	(21,552,502)	(34,057,788)
Net increase (decrease) in net assets from Fund share transactions	455,927,322	205,056,870	(10,799,905)	(9,827,717)
Net increase (decrease) in net assets	511,967,278	270,987,567	(10,837,690)	(10,852,716)
Net assets at the beginning of period	2,500,599,031	2,229,611,464	53,428,489	64,281,205
Net assets at the end of period	$3,012,566,309	$2,500,599,031	$42,590,799	$53,428,489
Undistributed (Over-distribution of) net investment income at the end of period	$2,696,684	$4,521,694	$64,009	$99,376

See accompanying notes to financial statements.

214	Nuveen

	Intermediate Duration		Limited Term
	Year Ended 4/30/16	Year Ended 4/30/15	Year Ended 4/30/16	Year Ended 4/30/15
Operations
Net investment income (loss)	$134,948,487	$136,757,094	$79,946,662	$74,590,689
Net realized gain (loss) from:
Investments	4,569,565	7,526,894	2,714,425	520,320
Futures contracts	617,735	—	—	—
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	80,907,551	37,060,350	25,392,818	(7,554,609)
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	221,043,338	181,344,338	108,053,905	67,556,400
Distributions to Shareholders
From net investment income:
Class A Shares	(20,944,763)	(28,640,186)	(21,389,495)	(22,511,391)
Class C Shares	(490,682)	(192,477)	(767,472)	(404,357)
Class C2 Shares	(2,384,876)	(2,849,160)	(7,246,079)	(8,764,069)
Class I Shares	(109,851,125)	(105,729,977)	(49,746,560)	(42,100,723)
Decrease in net assets from distributions to shareholders	(133,671,446)	(137,411,800)	(79,149,606)	(73,780,540)
Fund Share Transactions
Proceeds from sale of shares	1,634,898,252	1,309,069,536	1,619,746,263	1,464,411,917
Proceeds from shares issued to shareholders due to reinvestment of distributions	86,140,928	91,558,445	53,543,471	48,558,051
	1,721,039,180	1,400,627,981	1,673,289,734	1,512,969,968
Cost of shares redeemed	(1,093,585,011)	(1,183,673,670)	(1,167,892,771)	(1,229,233,296)
Net increase (decrease) in net assets from Fund share transactions	627,454,169	216,954,311	505,396,963	283,736,672
Net increase (decrease) in net assets	714,826,061	260,886,849	534,301,262	277,512,532
Net assets at the beginning of period	4,478,058,066	4,217,171,217	3,970,797,147	3,693,284,615
Net assets at the end of period	$5,192,884,127	$4,478,058,066	$4,505,098,409	$3,970,797,147
Undistributed (Over-distribution of) net investment income at the end of period	$9,476,392	$9,161,486	$5,295,771	$4,523,031

See accompanying notes to financial statements.

Nuveen	215

Statement of Changes in Net Assets (continued)

	Short Term
	Year Ended 4/30/16	Year Ended 4/30/15
Operations
Net investment income (loss)	$7,396,872	$8,670,216
Net realized gain (loss) from:
Investments	(325,327)	(351,346)
Futures contracts	—	—
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	708,617	(2,582,077)
Swaps	—	—
Net increase (decrease) in net assets from operations	7,780,162	5,736,793
Distributions to Shareholders
From net investment income:
Class A Shares	(1,597,461)	(1,918,292)
Class C Shares	(16,789)	(15,985)
Class C2 Shares	(86,239)	(136,183)
Class I Shares	(5,170,312)	(6,417,765)
Decrease in net assets from distributions to shareholders	(6,870,801)	(8,488,225)
Fund Share Transactions
Proceeds from sale of shares	251,309,993	385,939,783
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,366,594	3,909,343
	254,676,587	389,849,126
Cost of shares redeemed	(326,957,476)	(393,789,816)
Net increase (decrease) in net assets from Fund share transactions	(72,280,889)	(3,940,690)
Net increase (decrease) in net assets	(71,371,528)	(6,692,122)
Net assets at the beginning of period	720,771,312	727,463,434
Net assets at the end of period	$649,399,784	$720,771,312
Undistributed (Over-distribution of) net investment income at the end of period	$292,690	$(229,666)

See accompanying notes to financial statements.

216	Nuveen

THIS PAGE INTENTIONALLY LEFT BLANK

Financial

Highlights

All-American

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/88)
2016	$11.57	$0.43	$0.23	$0.66	$(0.43)	$—	$(0.43)	$11.80
2015	11.23	0.46	0.36	0.82	(0.48)	—	(0.48)	11.57
2014	11.76	0.49	(0.56)	(0.07)	(0.46)	—	(0.46)	11.23
2013	11.36	0.47	0.41	0.88	(0.48)	—	(0.48)	11.76
2012	10.24	0.54	1.13	1.67	(0.55)	—	(0.55)	11.36
Class C (2/14)
2016	11.58	0.33	0.23	0.56	(0.34)	—	(0.34)	11.80
2015	11.24	0.36	0.37	0.73	(0.39)	—	(0.39)	11.58
2014(e)	10.99	0.02	0.32	0.34	(0.09)	—	(0.09)	11.24
Class C2 (6/93)(f)
2016	11.58	0.36	0.23	0.59	(0.37)	—	(0.37)	11.80
2015	11.24	0.40	0.36	0.76	(0.42)	—	(0.42)	11.58
2014	11.76	0.43	(0.55)	(0.12)	(0.40)	—	(0.40)	11.24
2013	11.37	0.40	0.41	0.81	(0.42)	—	(0.42)	11.76
2012	10.24	0.48	1.14	1.62	(0.49)	—	(0.49)	11.37
Class I (2/97)
2016	11.62	0.45	0.24	0.69	(0.46)	—	(0.46)	11.85
2015	11.28	0.49	0.35	0.84	(0.50)	—	(0.50)	11.62
2014	11.80	0.51	(0.55)	(0.04)	(0.48)	—	(0.48)	11.28
2013	11.40	0.49	0.41	0.90	(0.50)	—	(0.50)	11.80
2012	10.28	0.55	1.14	1.69	(0.57)	—	(0.57)	11.40

218	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest			Net Investment Income (Loss)		Portfolio Turnover Rate(d)

5.85%	$1,170,705	0.70%		0.70		%	3.68%		13%
7.38	989,477	0.71		0.71			4.01		18
(0.42)	907,137	0.72		0.72			4.46		13
7.83	1,230,356	0.72		0.72			4.01		17
16.68	969,745	0.78		0.77			4.98		18

5.04	116,024	1.50		1.50			2.86		13
6.54	48,472	1.51		1.51			3.09		18
3.06	4,923	1.50	*	1.50	*		3.39	*	13

5.22	308,100	1.25		1.25			3.13		13
6.82	328,649	1.26		1.26			3.47		18
(0.90)	353,220	1.27		1.27			3.91		13
7.17	494,747	1.27		1.27			3.45		17
16.14	361,364	1.33		1.32			4.43		18

6.05	1,417,738	0.50		0.50			3.88		13
7.57	1,134,001	0.51		0.51			4.21		18
(0.14)	962,101	0.52		0.52			4.66		13
8.03	1,283,660	0.52		0.52			4.22		17
16.71	1,120,747	0.56		0.55			5.13		18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen	219

Financial Highlights (continued)

Inflation Protected

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/11)
2016	$10.63	$0.26	$0.03	$0.29	$(0.26)	$—	$(0.26)	$10.66
2015	10.77	0.27	(0.14)	0.13	(0.27)	—	(0.27)	10.63
2014	11.31	0.26	(0.55)	(0.29)	(0.25)	—	(0.25)	10.77
2013	11.01	0.24	0.35	0.59	(0.28)	(0.01)	(0.29)	11.31
2012	10.36	0.33	0.66	0.99	(0.34)	—	(0.34)	11.01
Class C (2/14)
2016	10.62	0.17	0.04	0.21	(0.17)	—	(0.17)	10.66
2015	10.76	0.18	(0.14)	0.04	(0.18)	—	(0.18)	10.62
2014(e)	10.61	0.02	0.17	0.19	(0.04)	—	(0.04)	10.76
Class C2 (3/11)(f)
2016	10.62	0.20	0.04	0.24	(0.20)	—	(0.20)	10.66
2015	10.76	0.21	(0.14)	0.07	(0.21)	—	(0.21)	10.62
2014	11.30	0.21	(0.57)	(0.36)	(0.18)	—	(0.18)	10.76
2013	11.00	0.18	0.35	0.53	(0.22)	(0.01)	(0.23)	11.30
2012	10.36	0.27	0.66	0.93	(0.29)	—	(0.29)	11.00
Class I (3/11)
2016	10.64	0.28	0.05	0.33	(0.28)	—	(0.28)	10.69
2015	10.78	0.29	(0.15)	0.14	(0.28)	—	(0.28)	10.64
2014	11.32	0.29	(0.57)	(0.28)	(0.26)	—	(0.26)	10.78
2013	11.01	0.26	0.36	0.62	(0.30)	(0.01)	(0.31)	11.32
2012	10.37	0.35	0.65	1.00	(0.36)	—	(0.36)	11.01

220	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.83%	$21,289	1.05%		2.15%		0.77%		2.44%		1%
1.14	24,104	0.99		2.26		0.77		2.48		20
(2.53)	28,862	0.96		2.29		0.77		2.49		19
5.39	61,926	1.01		1.87		0.77		2.11		9
9.74	7,339	1.46		2.44		0.78		3.13		14

2.05	956	1.85		1.36		1.57		1.64		1
0.31	1,344	1.80		1.41		1.57		1.65		20
1.79	238	1.69	*	1.66	*	1.59	*	1.75	*	19

2.34	5,827	1.60		1.61		1.32		1.90		1
0.59	7,697	1.54		1.72		1.32		1.94		20
(3.10)	10,221	1.52		1.76		1.32		1.96		19
4.81	15,064	1.57		1.33		1.32		1.58		9
9.07	4,209	2.03		1.87		1.33		2.57		14

3.19	14,519	0.85		2.35		0.57		2.64		1
1.31	20,284	0.78		2.46		0.57		2.68		20
(2.36)	24,960	0.77		2.52		0.57		2.72		19
5.65	35,046	0.82		2.10		0.57		2.35		9
9.82	6,704	1.22		2.64		0.58		3.28		14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen	221

Financial Highlights (continued)

Intermediate Duration

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/95)
2016	$9.22	$0.26	$0.18	$0.44	$(0.26)	$—	$(0.26)	$9.40
2015	9.13	0.26	0.10	0.36	(0.27)	—	(0.27)	9.22
2014	9.38	0.29	(0.26)	0.03	(0.28)	—	(0.28)	9.13
2013	9.25	0.30	0.14	0.44	(0.31)	—	(0.31)	9.38
2012	8.84	0.34	0.42	0.76	(0.35)	—	(0.35)	9.25
Class C (2/14)
2016	9.23	0.18	0.18	0.36	(0.19)	—	(0.19)	9.40
2015	9.14	0.19	0.10	0.29	(0.20)	—	(0.20)	9.23
2014(f)	9.05	0.01	0.12	0.13	(0.04)	—	(0.04)	9.14
Class C2 (6/95)(g)
2016	9.24	0.21	0.17	0.38	(0.21)	—	(0.21)	9.41
2015	9.15	0.22	0.09	0.31	(0.22)	—	(0.22)	9.24
2014	9.41	0.24	(0.27)	(0.03)	(0.23)	—	(0.23)	9.15
2013	9.27	0.25	0.15	0.40	(0.26)	—	(0.26)	9.41
2012	8.87	0.29	0.41	0.70	(0.30)	—	(0.30)	9.27
Class I (11/76)
2016	9.25	0.28	0.17	0.45	(0.28)	—	(0.28)	9.42
2015	9.16	0.28	0.10	0.38	(0.29)	—	(0.29)	9.25
2014	9.41	0.31	(0.26)	0.05	(0.30)	—	(0.30)	9.16
2013	9.27	0.32	0.15	0.47	(0.33)	—	(0.33)	9.41
2012	8.86	0.36	0.41	0.77	(0.36)	—	(0.36)	9.27

222	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

4.83%	$1,076,822	0.68%		0.68%		2.77%		18%
3.95	773,091	0.70		0.70		2.86		19
0.39	876,456	0.70		0.70		3.20		17
4.83	512,139	0.70		0.70		3.24		15
8.68	450,036	0.72		0.72		3.70		10

3.91	35,070	1.48		1.48		1.99		18
3.14	17,706	1.50		1.50		2.03		19
1.49	2,412	1.49	*	1.49	*	2.17	*	17

4.17	101,168	1.24		1.24		2.28		18
3.40	112,700	1.25		1.25		2.32		19
(0.25)	126,951	1.25		1.25		2.65		17
4.39	158,004	1.25		1.25		2.69		15
7.96	134,478	1.27		1.27		3.14		10

4.91	3,979,824	0.49		0.49		3.02		18
4.14	3,574,561	0.50		0.50		3.07		19
0.59	3,210,180	0.50		0.50		3.40		17
5.13	3,520,696	0.50		0.50		3.44		15
8.87	3,039,743	0.52		0.52		3.91		10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen	223

Financial Highlights (continued)

Limited Term

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/87)
2016	$11.10	$0.20	$0.08	$0.28	$(0.21)	$—	$(0.21)	$11.17
2015	11.12	0.21	(0.02)	0.19	(0.21)	—	(0.21)	11.10
2014	11.27	0.22	(0.16)	0.06	(0.21)	—	(0.21)	11.12
2013	11.20	0.24	0.07	0.31	(0.24)	—	(0.24)	11.27
2012	10.85	0.29	0.34	0.63	(0.28)	—	(0.28)	11.20
Class C (2/14)
2016	11.06	0.12	0.07	0.19	(0.13)	—	(0.13)	11.12
2015	11.08	0.15	(0.02)	0.13	(0.15)	—	(0.15)	11.06
2014(f)	11.06	0.01	0.04	0.05	(0.03)	—	(0.03)	11.08
Class C2 (12/95)(g)
2016	11.06	0.17	0.06	0.23	(0.16)	—	(0.16)	11.13
2015	11.08	0.17	(0.02)	0.15	(0.17)	—	(0.17)	11.06
2014	11.23	0.18	(0.16)	0.02	(0.17)	—	(0.17)	11.08
2013	11.15	0.20	0.08	0.28	(0.20)	—	(0.20)	11.23
2012	10.81	0.25	0.34	0.59	(0.25)	—	(0.25)	11.15
Class I (2/97)
2016	11.05	0.23	0.06	0.29	(0.22)	—	(0.22)	11.12
2015	11.06	0.23	(0.01)	0.22	(0.23)	—	(0.23)	11.05
2014	11.21	0.24	(0.16)	0.08	(0.23)	—	(0.23)	11.06
2013	11.13	0.26	0.08	0.34	(0.26)	—	(0.26)	11.21
2012	10.79	0.31	0.33	0.64	(0.30)	—	(0.30)	11.13

224	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

2.50%	$1,208,642	0.63%		0.63%		1.84%		0.63%		0.63%		1.84%		20%
1.72	1,168,646	0.64		0.64		1.89		0.64		0.64		1.89		20
0.55	1,279,131	0.65		0.65		1.99		0.65		0.65		1.99		20
2.79	1,438,077	0.66		0.66		2.10		0.66		0.66		2.10		12
5.88	1,113,802	0.66		0.66		2.63		0.66		0.66		2.63		12

1.71	90,330	1.43		1.43		1.04		1.36		1.36		1.11		20
1.18	51,973	1.43		1.43		1.07		1.18		1.18		1.32		20
0.49	9,695	1.43	*	1.43	*	1.10	*	1.18	*	1.18	*	1.35	*	20

2.12	461,558	0.98		0.98		1.50		0.98		0.98		1.50		20
1.34	528,287	0.99		0.99		1.54		0.99		0.99		1.54		20
0.17	623,242	1.00		1.00		1.64		1.00		1.00		1.64		20
2.51	721,302	1.01		1.01		1.76		1.01		1.01		1.76		12
5.45	641,602	1.01		1.01		2.29		1.01		1.01		2.29		12

2.68	2,744,568	0.43		0.43		2.04		0.43		0.43		2.04		20
1.99	2,221,891	0.44		0.44		2.09		0.44		0.44		2.09		20
0.72	1,781,216	0.45		0.45		2.19		0.45		0.45		2.19		20
3.07	1,549,809	0.46		0.46		2.31		0.46		0.46		2.31		12
6.00	1,196,319	0.46		0.46		2.83		0.46		0.46		2.83		12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2014 through April 30, 2016, the Adviser agreed to waive 0.25% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen	225

Financial Highlights (continued)

Short Term

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/02)
2016	$10.11	$0.10		$— **	$0.10	$(0.09)	$—	$(0.09)	$10.12
2015	10.15	0.10		(0.04)	0.06	(0.10)	—	(0.10)	10.11
2014	10.20	0.12		(0.05)	0.07	(0.12)	—	(0.12)	10.15
2013	10.19	0.15		0.04	0.19	(0.18)	—	(0.18)	10.20
2012	9.98	0.20		0.21	0.41	(0.20)	—	(0.20)	10.19
Class C (2/14)
2016	10.10	0.03		0.01	0.04	(0.03)	—	(0.03)	10.11
2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10
2014(f)	10.15	—	**	0.01	0.01	(0.02)	—	(0.02)	10.14
Class C2 (8/11)(g)
2016	10.10	0.06		0.01	0.07	(0.06)	—	(0.06)	10.11
2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10
2014	10.18	0.08		(0.03)	0.05	(0.09)	—	(0.09)	10.14
2013	10.18	0.11		0.03	0.14	(0.14)	—	(0.14)	10.18
2012(d)	10.13	0.10		0.06	0.16	(0.11)	—	(0.11)	10.18
Class I (10/02)
2016	10.11	0.12		0.01	0.13	(0.11)	—	(0.11)	10.13
2015	10.15	0.12		(0.04)	0.08	(0.12)	—	(0.12)	10.11
2014	10.20	0.14		(0.05)	0.09	(0.14)	—	(0.14)	10.15
2013	10.19	0.18		0.03	0.21	(0.20)	—	(0.20)	10.20
2012	9.98	0.23		0.20	0.43	(0.22)	—	(0.22)	10.19

226	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.01%	$174,484	0.71%		0.97%		0.71%		0.97%		24%
0.57	184,317	0.71		0.97		0.71		0.97		36
0.74	201,145	0.71		1.16		0.71		1.16		35
1.88	101,836	0.73		1.49		0.73		1.49		30
4.15	34,793	0.73		2.01		0.73		2.01		39

0.41	6,971	1.51		0.17		1.38		0.30		24
0.22	4,615	1.50		0.16		1.05		0.61		36
0.08	822	1.57	*	0.18	*	1.08	*	0.63	*	35

0.65	13,325	1.06		0.62		1.06		0.62		24
0.22	16,524	1.06		0.63		1.06		0.63		36
0.48	28,134	1.06		0.82		1.06		0.82		35
1.42	10,618	1.08		1.10		1.08		1.10		30
1.61	1,026	1.07	*	1.49	*	1.07	*	1.49	*	39

1.29	454,620	0.51		1.16		0.51		1.16		24
0.75	515,315	0.50		1.17		0.50		1.17		36
0.92	497,363	0.51		1.37		0.51		1.37		35
2.06	383,339	0.53		1.74		0.53		1.74		30
4.33	304,109	0.53		2.27		0.53		2.27		39

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2014 through April 30, 2016, the Advisor agreed to waive 0.45% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Advisor is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	For the period August 31, 2011 (commencement of operations) through April 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen	227

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Municipal Trust and Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Municipal Trust is comprised of Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Inflation Protected Municipal Bond Fund (“Inflation Protected”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”), among others, and Nuveen Investment Funds, Inc. is comprised of Nuveen Short Term Municipal Bond Fund (“Short Term”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. The Funds, with the exception of Inflation Protected, were each organized as a series of predecessor trusts or corporations prior to that date.

The end of the reporting period for the Funds is April 30, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended April 30, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisor, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

All-American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. All-American will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. Intermediate Duration maintains a weighted average portfolio duration between 3 and 10 years, and expects to generally maintain a weighted average portfolio duration between 4.5 and 7 years. Limited Term generally invests in bonds with short- to intermediate-term maturities. Limited Term will attempt to maintain the weighted average maturity of its portfolio securities at 3 to 7 years under normal market conditions. Each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser, to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

Inflation Protected’s investment objective is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund generally invests in intermediate and long-term bonds with a duration of between 2 and 10 years, and generally maintain a weighted average duration of between 4 and 7 years. The Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The Fund seeks to mitigate the effect that subsequent increases in inflation expectations may have on the purchasing power of the Fund by investing in inflation-linked instruments, such as Consumer Price

228	Nuveen

Index (“CPI”) swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio. The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

Short Term’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal securities that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund normally may invest up to 20% of its net assets in taxable obligations. The Fund will attempt to maintain the weighted average maturity of its portfolio securities at 3 years or less under normal market conditions. The Fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the Sub-Adviser. However, the Fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality, commonly referred to as “high yield” or “junk” bonds. The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

All-American, Intermediate Duration, Limited Term and Short Term may utilize futures contracts and options on futures contracts. All-American, Intermediate Duration and Limited Term may utilize swap agreements, including interest rate swaps, and options on swap agreements. The Funds may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	All-American	Intermediate Duration	Limited Term	Short Term
Outstanding when-issued/delayed delivery purchase commitments	$41,207,924	$80,416,284	$11,864,736	$2,396,749

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Nuveen	229

Notes to Financial Statements (continued)

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million or more for All-American, Inflation Protected and Intermediate Duration, and $250,000 or more for Limited Term and Short Term are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% (0.70% for Limited Term and Short Term) for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% (0.35% for Limited Term and Short Term) annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Arrangements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

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Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided an independent pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

All-American	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$2,997,049,187	$—		$2,997,049,187
Corporate Bonds	—	—	5,264	***	5,264
Total	$—	$2,997,049,187	$5,264		$2,997,054,451

Inflation Protected
Long-Term Investments*:
Municipal Bonds	$—	$44,852,987	$—		$44,852,987
Investments in Derivatives:
Consumer Price Index Swaps**	—	(4,642,767)	—		(4,642,767)
Total	$—	$40,210,220	$—		$40,210,220

Intermediate Duration
Long-Term Investments*:
Municipal Bonds	$—	$5,107,043,360	$—		$5,107,043,360
Corporate Bonds	—	—	8,110	***	8,110
Investment Companies	14,995,050	—	—		14,995,050
Short-Term Investments*:
Municipal Bonds	—	30,898,941	—		30,898,941
Total	$14,995,050	$5,137,942,301	$8,110		$5,152,945,461

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Notes to Financial Statements (continued)

Limited Term	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$4,361,434,850	$—		$4,361,434,850
Corporate Bonds	—	—	5,001	***	5,001
Investment Companies	34,588,974	—	—		34,588,974
Short-Term Investments*:
Municipal Bonds	—	37,503,166	—		37,503,166
Total	$34,588,974	$4,398,938,016	$5,001		$4,433,531,991

Short Term	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$617,636,152	$—		$617,636,152
Investment Companies	12,396,056	—	—		12,396,056
Short-Term Investments*:
Money Market Funds	2,338,807	—	—		2,338,807
Municipal Bonds	—	10,777,927	—		10,777,927
Total	$14,734,863	$628,414,079	$—		$643,148,942
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund, other than Inflation Protected, is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder

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bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	All-American	Intermediate Duration	Limited Term	Short Term
Floating rate obligations: self-deposited Inverse Floaters	$67,370,000	$—	$—	$—
Floating rate obligations: externally-deposited Inverse Floaters	91,775,000	23,740,000	—	—
Total	$159,145,000	$23,740,000	$—	$—

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	All-American	Intermediate Duration	Limited Term	Short Term
Average floating rate obligations outstanding	$12,765,642	$—	$—	$—
Average annual interest rate and fees	0.72%	—%	—%	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

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Notes to Financial Statements (continued)

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations-Recourse Trusts	All-American	Intermediate Duration	Limited Term	Short Term
Maximum exposure to Recourse Trusts: self-deposted Inverse Floaters	$52,370,000	$—	$—	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	39,215,000	19,095,000	—	—
Total	$91,585,000	$19,095,000	$—	$—

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which certain Funds may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, Intermediate Duration invested in interest rate futures contracts, which were used to help manage the duration of its portfolio.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Intermediate Duration
Average notional amount of futures contracts outstanding*	$7,437,784
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

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The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Intermediate Duration	Interest rate	Futures contracts	$617,735	$—

Consumer Price Index Swaps

Inflation Protected seeks to hedge inflation risk by investing in inflation-linked instruments, such as CPI swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio. A CPI swap is a fixed maturity, over-the-counter derivative in which the Fund pays to the counterparty a predetermined fixed annualized rate over the life of the CPI swap and receives in return the “realized” rate of inflation as measured by the CPI for All Urban Consumers Non-Seasonally Adjusted over the life of the swap. The Fund will benefit from a CPI swap if actual inflation during the swap’s period is greater than the level of inflation expected for that period at the time the swap was entered into, and conversely the Fund will lose money on a CPI swap if actual inflation turns out to be less than expected.

The amount of the payment obligation is based on the notional amount of the CPI swap contract and the termination date of the swap (which is akin to a bond’s maturity). CPI swap contracts are valued daily. The net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on consumer price index swaps (,net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

Upon the termination of a swap contract, a realized gain or loss is recognized. When a CPI swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.” Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the current fiscal period, Inflation Protected continued to invest in CPI swap contracts to hedge against fluctuations in inflation expectations, which can influence bond prices, and realized inflation.

The average notional amount of CPI swap contracts outstanding during the current fiscal period, was as follows:

Inflation Protected
Average notional amount of CPI swap contracts outstanding*	$51,450,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the

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Notes to Financial Statements (continued)

prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Inflation Protected was invested in credit default swaps to manage credit risk.

The average notional amount of credit default swap contracts outstanding during the current fiscal period, was as follows:

Inflation Protected
Average notional amount of credit default swap contracts outstanding*	$103,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Asset and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Inflation Protected
Inflation	Swaps	—	$—	Unrealized depreciation on consumer price index swaps	$(4,642,767)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts, as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on CPI Swaps**	Gross Unrealized (Depreciation) on CPI Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on CPI Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Inflation Protected
	Barclays Bank PLC	$—	$(3,091,918)	$—	$(3,091,918)	$3,091,918	$—
	Morgan Stanley & Co. LLC	—	(1,550,849)	—	(1,550,849)	1,550,849	—
Total		$—	$(4,642,767)	$—	$(4,642,767)	$4,642,767	$—
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Inflation Protected	Credit	Swaps	$39,443	$(42,805)
	Inflation	Swaps	(900,900)	(136,654)
Total			$(861,457)	$(179,459)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be

236	Nuveen

required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 4/30/16		Year Ended 4/30/15
All-American	Shares	Amount	Shares	Amount
Shares sold:
Class A	26,189,331	$303,700,651	17,881,976	$206,831,082
Class A – automatic conversion of Class B Shares	—	—	187,266	2,119,899
Class B – exchanges	—	—	46	523
Class C	6,352,698	73,700,023	3,922,006	45,359,571
Class C2	330,060	3,816,081	409,484	4,731,991
Class I	35,359,487	411,928,947	22,905,515	265,424,082
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,885,157	33,420,518	2,783,235	32,130,804
Class B	—	—	428	4,890
Class C	152,654	1,772,587	52,877	613,647
Class C2	612,128	7,088,017	739,010	8,532,228
Class I	2,216,983	25,792,917	2,073,426	24,040,263
	74,098,498	861,219,741	50,955,269	589,788,980
Shares redeemed:
Class A	(15,366,035)	(177,885,059)	(16,086,340)	(185,017,033)
Class B	—	—	(11,686)	(132,181)
Class B – automatic conversion to Class A Shares	—	—	(186,936)	(2,119,899)
Class C	(861,607)	(9,980,363)	(225,896)	(2,631,153)
Class C2	(3,223,474)	(37,255,560)	(4,177,185)	(48,085,489)
Class I	(15,518,674)	(180,171,437)	(12,672,465)	(146,746,355)
	(34,969,790)	(405,292,419)	(33,360,508)	(384,732,110)
Net increase (decrease)	39,128,708	$455,927,322	17,594,761	$205,056,870

	Year Ended 4/30/16		Year Ended 4/30/15
Inflation Protected	Shares	Amount	Shares	Amount
Shares sold:
Class A	446,907	$4,685,786	814,867	$8,835,261
Class C	14,811	155,125	114,397	1,242,761
Class C2	2	6	11,404	123,251
Class I	461,989	4,829,823	1,140,754	12,494,791
Shares issued to shareholders due to reinvestment of distributions:
Class A	50,564	530,547	61,354	664,688
Class C	1,826	19,135	1,133	12,163
Class C2	12,313	129,111	14,973	162,154
Class I	38,368	403,064	64,084	695,002
	1,026,780	10,752,597	2,222,966	24,230,071
Shares redeemed:
Class A	(769,441)	(8,045,793)	(1,288,469)	(13,932,743)
Class C	(53,564)	(559,729)	(11,092)	(118,268)
Class C2	(190,400)	(1,998,117)	(251,571)	(2,715,833)
Class I	(1,047,187)	(10,948,863)	(1,614,542)	(17,290,944)
	(2,060,592)	(21,552,502)	(3,165,674)	(34,057,788)
Net increase (decrease)	(1,033,812)	$(10,799,905)	(942,708)	$(9,827,717)

Nuveen	237

Notes to Financial Statements (continued)

	Year Ended 4/30/16		Year Ended 4/30/15
Intermediate Duration	Shares	Amount	Shares	Amount
Shares sold:
Class A	69,529,013	$648,344,302	49,083,204	$452,283,382
Class A – automatic conversion of Class B Shares	—	—	118,455	1,083,860
Class B – exchanges	—	—	52	481
Class C	2,228,982	20,656,289	1,811,412	16,765,697
Class C2	167,761	1,552,886	267,428	2,477,514
Class I	104,009,468	964,344,775	90,319,681	836,458,602
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,068,713	19,160,080	2,893,107	26,753,963
Class B	—	—	158	1,462
Class C	45,037	417,557	16,699	154,818
Class C2	172,693	1,599,448	202,855	1,879,382
Class I	7,006,982	64,963,843	6,771,916	62,768,820
	185,228,649	1,721,039,180	151,484,967	1,400,627,981
Shares redeemed:
Class A	(40,835,311)	(376,294,309)	(64,229,621)	(594,646,460)
Class B	—	—	(10,151)	(93,128)
Class B – automatic conversion to Class A Shares	—	—	(118,068)	(1,083,860)
Class C	(462,697)	(4,281,899)	(173,822)	(1,607,168)
Class C2	(1,789,899)	(16,530,799)	(2,142,664)	(19,821,017)
Class I	(75,263,910)	(696,478,004)	(61,101,487)	(566,422,037)
	(118,351,817)	(1,093,585,011)	(127,775,813)	(1,183,673,670)
Net increase (decrease)	66,876,832	$627,454,169	23,709,154	$216,954,311

	Year Ended 4/30/16		Year Ended 4/30/15
Limited Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	32,531,866	$361,340,996	34,710,016	$386,982,851
Class C	4,483,492	49,594,953	4,198,352	46,625,207
Class C2	338,009	3,733,436	452,759	5,029,160
Class I	109,078,079	1,205,076,878	92,453,352	1,025,774,699
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,664,294	18,481,106	1,708,836	19,053,083
Class C	56,544	625,394	28,228	313,522
Class C2	463,720	5,131,676	558,740	6,208,595
Class I	2,650,428	29,305,295	2,070,899	22,982,851
	151,266,432	1,673,289,734	136,181,182	1,512,969,968
Shares redeemed:
Class A	(31,279,111)	(347,089,036)	(46,199,189)	(514,996,900)
Class C	(1,119,931)	(12,377,432)	(401,002)	(4,453,746)
Class C2	(7,107,002)	(78,576,547)	(9,522,071)	(105,782,059)
Class I	(66,050,033)	(729,849,756)	(54,435,890)	(604,000,591)
	(105,556,077)	(1,167,892,771)	(110,558,152)	(1,229,233,296)
Net increase (decrease)	45,710,355	$505,396,963	25,623,030	$283,736,672

238	Nuveen

	Year Ended 4/30/16		Year Ended 4/30/15
Short Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,266,698	63,318,982	8,586,124	$87,155,010
Class C	559,288	5,643,547	429,077	4,347,843
Class C2	210,818	2,123,006	95,624	969,580
Class I	17,816,471	180,224,458	28,902,371	293,467,350
Shares issued to shareholders due to reinvestment of distributions:
Class A	135,272	1,367,482	168,492	1,710,132
Class C	1,422	14,344	1,445	14,637
Class C2	8,423	85,048	13,127	133,105
Class I	187,817	1,899,720	202,092	2,051,469
	25,186,209	254,676,587	38,398,352	389,849,126
Shares redeemed:
Class A	(7,399,275)	(74,778,844)	(10,344,620)	(104,980,940)
Class C	(328,066)	(3,310,902)	(54,421)	(551,119)
Class C2	(537,926)	(5,430,070)	(1,248,208)	(12,651,132)
Class I	(24,080,228)	(243,437,660)	(27,156,616)	(275,606,625)
	(32,345,495)	(326,957,476)	(38,803,865)	(393,789,816)
Net increase (decrease)	(7,159,286)	(72,280,889)	(405,513)	$(3,940,690)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Purchases	$867,210,070	$656,677	$1,489,856,284	$1,334,196,547	$160,677,984
Sales and maturities	332,331,452	12,923,368	815,094,633	824,734,557	220,716,972

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Cost of investments	$2,664,623,272	$42,528,109	$4,857,347,158	$4,313,088,842	$636,867,316
Gross unrealized:
Appreciation	$274,544,226	$2,334,719	$302,114,513	$124,020,697	$6,573,303
Depreciation	(9,483,714)	(9,841)	(6,516,210)	(3,577,548)	(291,677)
Net unrealized appreciation (depreciation) of investments	$265,060,512	$2,324,878	$295,598,303	$120,443,149	$6,281,626

Nuveen	239

Notes to Financial Statements (continued)

Permanent differences, primarily due to treatment of notional principal contracts, federal taxes paid, taxable market discount and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of April 30, 2016, the Funds’ tax year end, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Capital paid-in	$(2,292,018)	$—	$(3,220)	$(546,021)	$3,022
Undistributed (Over-distribution of) net investment income	(116,170)	(7,540)	(962,135)	(24,316)	(3,715)
Accumulated net realized gain (loss)	2,408,188	7,540	965,355	570,337	693

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2016, the Funds’ tax year end, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Undistributed net tax-exempt income[1]	$7,695,011	$121,909	$18,299,720	$9,432,847	$747,188
Undistributed net ordinary income[2]	282,321	13,029	128,239	393,517	—
Undistributed net long-term capital gains	—	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2016 through April 30, 2016, and paid on May 2, 2016.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended April 30, 2016, and April 30, 2015 was designated for purposes of the dividends paid deduction as follows:

2016	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income[3]	$97,888,700	$1,165,182	$132,211,966	$77,997,772	$6,918,991
Distributions from net ordinary income[2]	637,634	—	143,197	381,557	191
Distributions from net long-term capital gains	—	—	—	—	—

2015	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$96,817,053	$1,574,949	$137,050,292	$73,455,736	$8,645,467
Distributions from net ordinary income[2]	284,523	6,360	201,182	208,876	—
Distributions from net long-term capital gains	—	—	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2016, as Exempt Interest Dividends.

As of April 30, 2016, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	All- American[4]	Inflation Protected	Intermediate Duration[4]	Limited Term	Short Term
Expiration:
April 30, 2017	$22,698,037	$—	$—	$1,071,726	$312,109
April 30, 2018	14,897,930	—	2,929,916	543,730	—
April 30, 2019	881,168	—	1,043,786	1,598,268	—
Not subject to expiration:	38,077,458	4,311,066	—	10,141,104	630,209
Total	$76,554,593	$4,311,066	$3,973,702	$13,354,828	$942,318
[4]	A portion of All-American’s and Intermediate Duration’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of April 30, 2016, the Funds’ tax year end, the following Funds’ capital loss carryforwards expired as follows:

	All- American	Limited Term
Expired capital loss carryforwards	$2,298,768	$546,020

During the Funds’ tax year ended April 30, 2016, the following Funds utilized capital loss carryforwards as follows:

	All- American	Intermediate Duration	Limited Term
Utilized capital loss carryforwards	$4,091,202	$6,121,768	$1,330,813

240	Nuveen

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
For the first $125 million	0.3000%	0.3000%	0.3000%	0.2500%	0.2500%
For the next $125 million	0.2875	0.2875	0.2875	0.2375	0.2375
For the next $250 million	0.2750	0.2750	0.2750	0.2250	0.2250
For the next $500 million	0.2625	0.2625	0.2625	0.2125	0.2125
For the next $1 billion	0.2500	0.2500	0.2500	0.2000	0.2000
For net assets over $2 billion	—	0.2250	—	—	0.1750
For the next $3 billion	0.2250	—	0.2250	0.1750	—
For net assets over $5 billion	0.2125	—	0.2125	0.1625	—

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen Funds as set forth in the schedule below, and for All-American, Intermediate Duration and Short Term, making, as appropriate, an upward adjustment to that rate based upon the percentage of the Fund’s assets that are not “eligible assets.” The complex level fee schedule for the Funds is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2016, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
All-American	0.1680%
Inflation Protected	0.1629
Intermediate Duration	0.1676
Limited Term	0.1629
Short Term	0.1790

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Nuveen	241

Notes to Financial Statements (continued)

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Inflation Protected	0.60%	September 30, 2016	1.05%
Intermediate Duration	N/A	N/A	0.75
N/A	– Not applicable.

During the current fiscal period, the Adviser agreed to waive 0.25% of the 12b-1 distribution and/or service fees for Class C Shares of Limited Term through August 31, 2015 and 0.45% of the 12b-1 distribution and/or service fees for Class C Shares of Short Term through August 31, 2015.

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service.

During the current fiscal period, the Funds’ engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	All- American	Intermediate Duration	Short Term
Purchases	$16,024,827	$19,369,111	$—
Sales	—	—	2,421,858

Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Sales charges collected (Unaudited)	$2,441,865	$9,768	$585,739	$1,417,929	$229,664
Paid to financial intermediaries (Unaudited)	2,144,028	7,830	512,800	1,373,089	225,288
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Commission advances (Unaudited)	$1,233,361	$1,216	$427,756	$1,661,157	$238,871

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
12b-1 fees retained (Unaudited)	$509,786	$6,056	$156,038	$432,380	$27,903

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

242	Nuveen

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
CDSC retained (Unaudited)	$51,534	$114	$43,906	$83,166	$18,317

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2015, (the only day utilized during the current fiscal period) Inflation Protected borrowed $567,037 from the Unsecured Credit Line at an annualized interest rate of 1.68% on its outstanding balance. The remaining Funds in this report did not draw on this Unsecured Credit Line during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. Subsequent Events

Class R6 Shares

Effective June 30, 2016, All-American will begin offering Class R6 Shares as further described in the Fund’s most recent prospectus.

Nuveen	243

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodians

State Street Bank & Trust
Company

One Lincoln Street

Boston, MA 02111

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays 1-10 Year Municipal Bond Index: An unmanaged index comprised of investment-grade municipal bonds with maturity dates of more than 1 year and less than 10 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inflation Linked Swap: A contractual agreement between two counterparties under which one party agrees to make periodic interest payments to the other for an agreed period of time based on a fixed rate (alternatively, a floating rate based on an interest rate index), while the other party agrees to make periodic payments based on a floating rate of interest based on the Consumer Price Index.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

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Glossary of Terms Used in this Report (Unaudited) (continued)

Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of dividends but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Weighted Average Maturity: The average time to maturity of debt securities held in a Fund.

Weighted Average Portfolio Duration: The weighted average duration, including the effects of leverage, of a fund’s bonds and loans, which is a measure of the fund’s price sensitivity expressed in years.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

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Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors or Trustees (as the case may be) of each Fund (each, a “Board” and each Director or Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements of each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

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As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015 (or for such shorter periods available for Nuveen Inflation Protected Municipal Bond Fund (the “Inflation Protected Fund”), which did not exist for part of the foregoing time frame). In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

•	For Nuveen All-American Municipal Bond Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods and outperformed its benchmark in each of such periods.

•	For the Inflation Protected Fund, the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period and third quartile in the three-year period, the Fund outperformed its benchmark in the three-year period and only slightly underperformed its benchmark in the one-year period.

•

For Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Duration Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one- and three-year periods and the second quartile in the five-year period. The Board also

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

noted that, although the Fund underperformed its benchmark in the five-year period, it outperformed its benchmark in the one-year period and only slightly underperformed its benchmark in the three-year period.

•	For Nuveen Limited Term Municipal Bond Fund, the Board considered that the Fund ranked in its Performance Peer Group in the second quartile in the one-, three- and five-year periods and, although the Fund underperformed its benchmark in the three- and five-year periods, it slightly outperformed its benchmark in the one-year period.

•	For Nuveen Short Term Municipal Bond Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one-year period, the first quartile in the three-year period and the second quartile in the five-year period. The Fund underperformed its benchmark in the one-year period but outperformed its benchmark in the three- and five-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Board noted that each Fund had a net management fee and net expense ratio below or in line with its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to municipal funds, such other clients of a Fund Adviser may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of

250	Nuveen

service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Inflation Protected Fund and the Intermediate Duration Fund through the adoption of temporary and/or permanent expense caps. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

252	Nuveen

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	184
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	184
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	184

Nuveen	253

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	184
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	184
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	184
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	184
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	184

254	Nuveen

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	184

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	184
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	184

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	185
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	185

Nuveen	255

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	185
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011-2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	185
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	185
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	185
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	185
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	185
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	185
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	102
(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

256	Nuveen

Notes

Nuveen Investments	257

Notes

258	Nuveen Investments

Notes

Nuveen Investments	259

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $229 billion in assets as of March 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-NAT-0416D        16844-INV-Y-06/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUND

Fiscal Year Ended April 30, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Short Term Municipal Bond Fund	20,216	0	74	0

Total	$20,216	$0	$74	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Short Term Municipal Bond Fund	0%	0%	0%	0%

April 30, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Short Term Municipal Bond Fund	19,736	0	0	0

Total	$19,736	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Short Term Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended April 30, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended April 30, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended April 30, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Short Term Municipal Bond Fund	74	0	0	74

Total	$74	$0	$0	$74

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended April 30, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Short Term Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 7, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: July 7, 2016